                                           SEMI - ANNUAL REPORT

[MORGAN STANLEY LOGO]                      JUNE 30, 2002

MORGAN STANLEY INSTITUTIONAL FUND, INC.

GLOBAL AND INTERNATIONAL PORTFOLIOS      FIXED INCOME PORTFOLIOS

ACTIVE INTERNATIONAL ALLOCATION          EMERGING MARKETS DEBT
ASIAN EQUITY                             GLOBAL FIXED INCOME II
ASIAN REAL ESTATE
EMERGING MARKETS                         MONEY MARKET PORTFOLIOS
EUROPEAN REAL ESTATE
EUROPEAN VALUE EQUITY                    MONEY MARKET
GLOBAL FRANCHISE                         MUNICIPAL MONEY MARKET
GLOBAL VALUE EQUITY
INTERNATIONAL EQUITY
INTERNATIONAL MAGNUM
INTERNATIONAL SMALL CAP
JAPANESE VALUE EQUITY
LATIN AMERICAN

U.S. EQUITY PORTFOLIOS

EQUITY GROWTH
FOCUS EQUITY
SMALL COMPANY GROWTH
TECHNOLOGY
U.S. REAL ESTATE
VALUE EQUITY

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                       JUNE 30, 2002 (UNAUDITED)


TABLE OF CONTENTS

PRESIDENT'S LETTER                                          2

PERFORMANCE SUMMARY                                         4

INVESTMENT OVERVIEWS AND STATEMENTS OF NET ASSETS

GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:
Active International Allocation                             6
Asian Equity                                               18
Asian Real Estate                                          23
Emerging Markets                                           27
European Real Estate                                       35
European Value Equity                                      39
Global Franchise                                           44
Global Value Equity                                        48
International Equity                                       52
International Magnum                                       58
International Small Cap                                    65
Japanese Value Equity                                      70
Latin American                                             74

U.S. EQUITY PORTFOLIOS:
Equity Growth                                              78
Focus Equity                                               83
Small Company Growth                                       87
Technology                                                 93
U.S. Real Estate                                           97
Value Equity                                              101

FIXED INCOME PORTFOLIOS:
Emerging Markets Debt                                     105
Global Fixed Income II                                    110

MONEY MARKET PORTFOLIOS:
Money Market                                              114
Municipal Money Market                                    117

STATEMENTS OF OPERATIONS                                  123

STATEMENTS OF CHANGES IN NET ASSETS                       127

FINANCIAL HIGHLIGHTS                                      138

NOTES TO FINANCIAL STATEMENTS                             160

DIRECTORS AND OFFICERS                                    168

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus, which contains more complete information such as charges, expenses, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

JUNE 30, 2002 (UNAUDITED)


PRESIDENT'S LETTER

Dear Shareholders:

We are pleased to present to you the Fund's Semi-Annual Report for the six months ended June 30, 2002. Our fund currently offers 23 portfolios providing investors with a full array of global and domestic equity and fixed income products. The Fund's portfolios, together with the portfolios of the Morgan Stanley Institutional Fund Trust, provide investors with a means to meet specific investment needs and to allocate their investments among equities (e.g., value and growth; small, medium and large capitalization), fixed income (e.g., short, medium and long duration; investment grade and high yield) and cash (e.g., money market).

In this Report, you will find portfolio commentary, performance statistics and other useful information for each of the Fund's portfolios. Additionally, we have provided a performance summary for all Portfolios on the page following this letter.

MARKET OVERVIEW

U.S. equity markets were battered in the first half of the year, obliterating the impressive rally of late 2001. By the close of June, the major indexes were flirting with their September 21st lows. In the meantime, investors took refuge in bonds, sending fixed income returns soaring.

The tech-heavy NASDAQ Index experienced the steepest drop in the first six months of 2002, falling 25.0% (price return). From its peak in March 2000 through June 2002, the NASDAQ lost 61.0% (price return) of its value. During the first half of the year, the S&P 500 fell by a relatively moderate 13.2%. The Dow Jones Industrials dropped 6.9% over that same time period, while the Russell 2000 Index lost just 4.7%. With these drops, the major indexes all but erased their post-September gains.

Value stocks managed to solidly outpace growth stocks for the first half, while small-cap stocks had stronger performance than large caps. The Barra Value Index declined by 9.5%, outperforming the Barra Growth Index which fell by 16.9%. The large-cap Russell 1000 Index fell 12.8% for the year-to-date, a drop 810basis points greater than the small-cap Russell 2000.

Although international markets sagged as measured in local currencies, their performance was significantly boosted by a weakening dollar. The MSCI EAFE Index dropped 14.5% in local terms for the year-to-date, but when measured in U.S. dollars, the MSCI EAFE Index lost just 1.6%. France and Germany were underperformers for the time period; the MSCI Indexes for both countries dropped about 14% in local currencies. Japan, after years of falling stock prices, enjoyed a significant rebound early in the year for U.S. investors. The MSCI Japan Index fell 1.0% when measured in yen, but actually gained 8.2% in U.S. dollars in the first six months of the year. The U.S. dollar lost a stunning 9.0% of its value, for the year-to-date, compared to both the Japanese yen and the Euro.

After a period of extremely aggressive easing, the Federal Reserve's Board of Governors held interest rates steady in the first six months of the year at 1.75%. The Board changed its bias from weakness in the economy to neutral. Early in the year, the economy seemed well on its way to recovery. GDP in the first quarter was surprisingly robust, growing by 5.0%. The labor market appeared to firm, consumer confidence was on the mend, and the manufacturing sector was rebounding. In the second quarter, however, economic activity appeared to abate and GDP grew at a much slower pace of 1.1%.

The fixed-income market benefited from the turmoil elsewhere. The Lehman Brothers Aggregate Index gained 3.8% for the year-to-date, outperforming the S&P 500 by 1760 basis points. Government and treasury issues were even stronger: the U.S. Government Index rose 8.8% and the U.S. Treasury Index gained 8.5%. Short-term treasury yields increased over the course of the year, while longer-term yields were largely unchanged. The 3-month bill yield rose 200 basis points to end June at 3.7% and the yield on the 2-year note gained 120 basis points to 4.2%.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                       JUNE 30, 2002 (UNAUDITED)


MARKET OUTLOOK

Throughout the first half of the year, markets were plagued by a series of corporate scandals. Corporate executives were variously accused of fraudulent accounting methods, insider trading, and other malfeasance, shaking confidence in the markets even as the economy was on surer footing. But we believe that the number of firms responsible for outright fraud is only a tiny fraction of the 11,000 publicly traded companies. As the scandals begin to recede, we believe the markets will return their focus to what really counts: the economic recovery and the profits rebound it should yield. Corporate earnings seem to have already begun to rebound after the worst profits recession on record.

OTHER DEVELOPMENTS

At a special meeting held on May 15, 2002, shareholders approved a merger of Fixed Income III and High Yield II Portfolios into the Investment Grade Fixed Income (formerly Fixed Income II) and High Yield Portfolios, respectively, of Morgan Stanley Institutional Fund Trust. The merger was effective as of May 20, 2002.

Sincerely,

/s/ Ronald E. Robison

Ronald E. Robison
President

August 2002

MORGAN STANLEY INSTITUTIONAL FUND, INC.

PERFORMANCE SUMMARY
JUNE 30, 2002 (UNAUDITED)

                                        INCEPTION DATES          YEAR TO DATE TOTAL RETURN          ONE YEAR TOTAL RETURN
====================================================================================================================================
                                                                                  COMPARABLE                          COMPARABLE
                                      CLASS A     CLASS B     CLASS A    CLASS B     INDICES     CLASS A    CLASS B      INDICES
====================================================================================================================================
GLOBAL AND INTERNATIONAL EQUITY
 PORTFOLIOS:
  Active International Allocation     1/17/92      1/2/96       1.04%      0.91%    (1.62)%(1)    (5.03)%    (5.31)%   (9.49)%(1)
  Asian Equity                         7/1/91      1/2/96       7.48       7.42      5.33  (2)    10.64      10.44      9.34  (2)
  Asian Real Estate                   10/1/97     10/1/97       3.33       3.31      6.36  (3)    (5.33)     (5.57)    (1.93) (3)
  Emerging Markets                    9/25/92      1/2/96       4.35       4.28      1.94  (4)     3.49       3.42      1.08  (4)
  European Real Estate                10/1/97     10/1/97      25.70      25.51     22.10  (6)    19.65      19.39     19.14  (6)
  European Value Equity                4/2/93      1/2/96       2.36       2.19     (4.60) (5)    (0.54)     (0.86)    (7.71) (5)
  Global Franchise                   11/28/01    11/28/01      17.56      17.50     (8.82) (7)       --         --        --  (7)
  Global Value Equity                 7/15/92      1/2/96       0.45       0.33     (8.82) (7)    (4.71)     (4.91)   (15.22) (7)
  International Equity                 8/4/89      1/2/96       7.06       6.95     (1.62) (1)     4.52       4.42     (9.49) (1)
  International Magnum                3/15/96     3/15/96       1.18       1.07     (1.62) (1)    (8.05)     (8.29)    (9.49) (1)
  International Small Cap            12/15/92          --      14.30         --      8.80  (8)     8.99         --     (3.59) (8)
  Japanese Value Equity               4/25/94      1/2/96       7.64       7.34      8.16  (9)   (17.59)    (17.95)   (16.77) (9)
  Latin American                      1/18/95      1/2/96     (11.78)    (11.88)   (14.82) (10)  (17.91)    (18.16)   (20.16) (10)
------------------------------------------------------------------------------------------------------------------------------------
U.S. EQUITY PORTFOLIOS:
  Equity Growth                        4/2/91      1/2/96     (17.69)    (17.74)   (13.15) (11)  (21.55)    (21.78)   (17.97) (11)
  Focus Equity                         3/8/95      1/2/96     (18.78)    (18.80)   (13.15) (11)  (22.49)    (22.62)   (17.97) (11)
  Small Company Growth                11/1/89      1/2/96     (10.88)    (10.90)   (17.35) (12)  (16.25)    (16.59)   (25.00) (12)
  Technology                          9/16/96     9/16/96     (41.22)    (41.16)   (24.98) (13)  (54.18)    (54.16)   (32.31) (13)
  U.S. Real Estate                    2/24/95      1/2/96      10.79      10.70     13.68  (14)   12.74      12.35     16.22  (14)
  Value Equity                        1/31/90      1/2/96     (11.70)    (11.77)    (4.78) (15)  (15.24)    (15.38)    (8.95) (15)
------------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME PORTFOLIOS:
  Emerging Markets Debt                2/1/94      1/2/96       1.36       1.00      0.91 (16)     6.52       5.81     (3.34) (16)
  Global Fixed Income II               5/1/91      1/2/96      10.40      10.36      9.64 (17)    14.76      14.64     13.73  (17)

MONEY MARKET PORTFOLIOS:
  Money Market                       11/15/88          --         --         --        --            --         --        --
  Municipal Money Market              2/10/89          --         --         --        --            --         --        --

YIELD INFORMATION AS OF JUNE 30, 2002

                                                     30 DAY
                                                  CURRENT YIELD++
                                             -----------------------
                                               CLASS A      CLASS B
------------------------------------------------------------------------------------------------------------------
FIXED INCOME PORTFOLIOS:
  Emerging Markets Debt                         7.51%        7.27%
  Global Fixed Income II                        3.88         3.66

                                                7 DAY        7 DAY     30 DAY       30 DAY
                                              CURRENT    EFFECTIVE    CURRENT   COMPARABLE
                                               YIELD+       YIELD+    YIELD++        YIELD
------------------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIOS:
  Money Market                                  1.34%        1.36%      1.35%        1.34%(18)
  Municipal Money Market                        0.89         0.90       0.86         0.90 (19)

+   The 7 day current yield and 7 day effective yield assume an annualization of the current yield with all dividends reinvested. As with all money market portfolios, yields will fluctuate as market conditions change and the 7 day yields are not necessarily indicative of future performance.

++ The current 30 day yield reflects the net investment income generated by the Portfolio over a specified 30 day period expressed as an annual percentage. Expenses accrued for the 30 day period include any fees charged to all shareholders. Yields will fluctuate as market conditions change and are not necessarily indicative of future performance.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                       PERFORMANCE SUMMARY
                                       JUNE 30, 2002 (UNAUDITED)

                                                   FIVE YEAR                             TEN YEAR
                                           AVERAGE ANNUAL TOTAL RETURN           AVERAGE ANNUAL TOTAL RETURN
===================================================================================================================

                                                                COMPARABLE                          COMPARABLE
                                       CLASS A       CLASS B       INDICES       CLASS A    CLASS B    INDICES
===================================================================================================================
GLOBAL AND INTERNATIONAL EQUITY
 PORTFOLIOS:
  Active International Allocation         0.77%         0.59%       (1.55)%(1)      5.91%        --       5.40%(1)
  Asian Equity                          (13.01)       (13.26)      (11.16) (2)     (0.23)        --       1.09 (2)
  Asian Real Estate                         --            --           --  (3)        --         --         --
  Emerging Markets                       (6.13)        (6.42)       (8.44) (4)        --         --         --
  European Real Estate                      --            --           --  (6)        --         --         --
  European Value Equity                   2.95          2.68         2.47  (5)        --         --         --
  Global Franchise                          --            --           --  (7)        --         --         --
  Global Value Equity                     5.37          5.09         0.52  (7)        --         --         --
  International Equity                    7.57          7.34        (1.55) (1)     12.62         --       5.40 (1)
  International Magnum                   (1.95)        (2.20)       (1.55) (1)        --         --         --
  International Small Cap                 6.88            --        (5.13) (8)        --         --         --
  Japanese Value Equity                  (5.48)        (5.80)       (8.22) (9)        --         --         --
  Latin American                         (5.12)        (5.31)       (7.34) (10)       --         --         --
-------------------------------------------------------------------------------------------------------------------
U.S. EQUITY PORTFOLIOS:
  Equity Growth                           3.49          3.24         3.66  (11)    11.87         --      11.43(11)
  Focus Equity                            3.78          3.54         3.66  (11)       --         --         --
  Small Company Growth                   15.14         14.86        (1.98) (12)    11.85         --       6.23(12)
  Technology                              0.46          0.31         0.29  (13)       --         --         --
  U.S. Real Estate                        9.20          8.91         7.94  (14)       --         --         --
  Value Equity                            7.25          7.00         6.53  (15)    12.14         --      12.98(15)
-------------------------------------------------------------------------------------------------------------------
FIXED INCOME PORTFOLIOS:
  Emerging Markets Debt                   1.17          0.92         5.50  (16)       --         --         --
  Global Fixed Income II                  3.90          3.72         4.55  (17)     5.12         --       5.90(17)

MONEY MARKET PORTFOLIOS:
  Money Market                              --            --           --             --         --         --
  Municipal Money Market                    --            --           --             --         --         --

                                              SINCE INCEPTION
                                         AVERAGE ANNUAL TOTAL RETURN
======================================================================================
                                               COMPARABLE               COMPARABLE
                                                INDICES -                INDICES -
                                   CLASS A        CLASS A       CLASS B    CLASS B
======================================================================================
GLOBAL AND INTERNATIONAL EQUITY
 PORTFOLIOS:
  Active International Allocation     5.70%          4.57%(1)      3.81%      1.34%(1)
  Asian Equity                        2.30           3.68 (2)     (9.67)     (7.08)(2)
  Asian Real Estate                  (4.64)         (8.41)(3)     (4.90)     (8.41)(3)
  Emerging Markets                    4.52           2.99 (4)      0.02      (3.42)(4)
  European Real Estate                5.63           5.70 (6)      5.37       5.70 (6)
  European Value Equity              10.89           9.63 (5)      7.32       7.02 (5)
  Global Franchise                   42.74          (7.25)(7)     42.15      (7.25)(7)
  Global Value Equity                12.83           7.53 (7)      9.69       4.59 (7)
  International Equity               11.00           2.57 (1)     10.83       1.34 (1)
  International Magnum                2.08           1.44 (1)      1.81       1.44 (1)
  International Small Cap            11.35           1.48 (8)        --         -- (8)
  Japanese Value Equity              (1.70)         (5.75)(9)     (1.65)     (7.45)(9)
  Latin American                      5.65           1.10 (10)     7.09       2.14 (10)
---------------------------------------------------------------------------------------
U.S. EQUITY PORTFOLIOS:
  Equity Growth                      11.33          11.10 (11)     8.81       9.11 (11)
  Focus Equity                       14.70          12.13 (11)    10.30       9.11 (11)
  Small Company Growth               12.77           6.07 (12)    11.96       0.87 (12)
  Technology                          5.94           3.58 (13)     5.76       3.58 (13)
  U.S. Real Estate                   15.73          12.72 (14)    14.09      12.07 (14)
  Value Equity                       11.22          12.60 (15)    10.22      10.84 (15)
---------------------------------------------------------------------------------------
FIXED INCOME PORTFOLIOS:
  Emerging Markets Debt               8.97           8.53 (16)     9.67      10.59 (16)
  Global Fixed Income II              5.93           6.90 (17)     3.62       4.02 (17)

MONEY MARKET PORTFOLIOS:
  Money Market                          --             --            --         --
  Municipal Money Market                --             --            --         --

INDICES:

 (1)  MSCI EAFE (Europe, Australasia, and Far East)
 (2)  MSCI All-Country Far East Free ex-Japan
 (3)  GPR General Real Estate Securities Index - Far East
 (4)  MSCI Emerging Markets Free
 (5)  MSCI Europe
 (6)  GPR General Real Estate Securities Index - Europe
 (7)  MSCI World
 (8)  MSCI EAFE Small Cap
 (9)  MSCI Japan
(10)  MSCI Emerging Markets Free Latin America
(11)  S&P 500
(12)  Russell 2000 Growth
(13)  NASDAQ Composite
(14)  National Association of Real Estate Investment Trusts (NAREIT) Equity
      Index
(15)  Russell 1000 Value
(16)  J.P. Morgan Emerging Markets Global Bond
(17)  J.P. Morgan Traded Global Bond
(18)  IBC Money Fund Comparable Yield
(19)  IBC Municipal Money Fund Comparable Yield

Past performance should not be construed as a guarantee of future performance and assumes that all dividends and distributions, if any, were reinvested. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investments in the Money Market or Municipal Money Market Portfolios are neither insured nor guaranteed by the Federal Deposit Insurance Corporation. Although the Money Market and Municipal Money Market Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these Portfolios. Please read the Portfolios' prospectuses carefully before you invest or send money.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

INVESTMENT OVERVIEW


ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2002)

------------------------
United Kingdom    26.1%
Japan             19.7
France             9.1
Netherlands        7.3
Switzerland        5.9
Germany            5.3
Australia          4.2
Italy              3.8
Hong Kong          3.1
Spain              3.0
Other             12.5
------------------------

Of the amount shown above as "Other", a significant portion represents cash equivalents required under regulations to be held as collateral relating to investments in futures contracts.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)

                                        TOTAL RETURNS(2)
                        ------------------------------------------------
                                                  AVERAGE ANNUAL
                                          ------------------------------
                                     ONE    FIVE      TEN      SINCE
                            YTD     YEAR   YEARS    YEARS  INCEPTION
------------------------------------------------------------------------
Portfolio - Class A (3)    1.04%   (5.03)%  0.77%    5.91%      5.70%
Portfolio - Class B (4)    0.91    (5.31)   0.59      N/A       3.81
Index - Class A           (1.62)   (9.49)  (1.55)    5.40       4.57
Index - Class B           (1.62)   (9.49)  (1.55)     N/A       1.34

(1) The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3) Commenced operations on January 17, 1992

(4) Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Active International Allocation Portfolio seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by the investment adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the six months ended June 30, 2002, the Portfolio had a total return of 1.04% for the Class A shares and 0.91% for the Class B shares compared to -1.62% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index").

MARKET REVIEW

The first six months of 2002 were marked by equity market volatility and the weakness of the U.S. dollar. International markets, as measured by the Index, were basically in a trading range until mid-May when a steady sell-off began. The U.S. dollar began to weaken in early April and has since lost 13% versus the Euro and nearly 11% versus the Japanese yen.

Our relative outperformance is chiefly explained by the Portfolio underweights in information technology (-22.8% MSCI Index return in U.S. dollars) and telecom services (-28.0%) and overweights in consumer staples (+10.2%) and energy (+12.5%). Our below Index allocations in materials (+14.4%) and financials (-0.1%) cost us performance. Unfortunately, our Asian country allocations were a detriment as we were underweight in Japan (+8.3%) and Australia (+4.6%) which did relatively well, and overweight in Hong Kong (-4.7%) which pulled back.

We believe that the global economic recovery, although somewhat muted, will be supported by low real interest rates. With this in mind, we moved throughout the first half to reduce our cash position, added to our position in materials and cover some of our underweight to technology hardware and equipment. We also increased our position in Asia ex-Japan to overweight by adding to Hong Kong and Singapore and buying roughly 1% in South Korea.

MARKET OUTLOOK

Japan was the best performing major market in the first half and has clearly benefited from the global cyclical pick up. The most recent data indicates that the export led rebound is now benefiting the local economy with somegrowth in real wages and marginal improvement in the leading indicatorsfor employment. However, given Japan's dependence on exports,

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                       INVESTMENT OVERVIEW


ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT'D)

the strength of the yen is a concern, as are any jitters in the U.S. economy. In our opinion, equity valuations are attractive, particularly on a relative and historical basis, but we are looking for further evidence of self - sustaining growth in the global economy before adding to our Japan position.

In local currency terms, European markets have fallen as fast as U.S. equities, while earnings have been marked down more sharply. Through the European valuation discount versus the U.S. is large on a historic basis, we view the prospects for strong economic growth in the European countries a bit skeptically. Similiar to Japan. European monetary and fiscal stimulus is limited and economic growth has primarily and economic growth has primarily been a story of external demand with little domestic support from either consumers or businesses. The strengthening Euro may also prove to be a two edged sword. On the plus side, we believe it is likely to increase real consumer purchasing power to help the European Currency Bank ease. On the downside, it will likely hurt export competitiveness.

We continue to favor Asia ex-Japan and the steady cash earning sectors like food, oil and utilities. For technology, though the sell-off has brought valuations back towards their September 2001 lows and we worry about a snapback rally, we are waiting for signs that the fundamentals (i.e. product demand and pricing) are stable before buying. Although the more defensive markets and sectors are no longer cheap, their valuations are not, in our opinion, wildly overvalued and the earnings forecasts look realistic.

July 2002

MORGAN STANLEY INSTITUTIONAL FUND, INC.
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS

                                                                 VALUE
                                                 SHARES          (000)
======================================================================
COMMON STOCKS (95.3%)
AUSTRALIA (4.0%)
  Amcor Ltd.                                     38,378     $      178
  AMP Group Finance                                (a)9
  AMP Ltd.                                    (c)51,195            450
  AMP Reinsurance Notes                           8,601            @--
  Australia & New Zealand Banking
    Group Ltd.                                   26,666            290
  Australian Gas Light Co., Ltd.                 18,290            102
  BHP Billiton Ltd.                             283,618          1,615
  Boral Ltd.                                     31,055             66
  Brambles Industries Ltd.                       54,334            289
  Coca Cola Amatil Ltd.                          40,730            147
  Coles Myer Ltd.                                67,323            252
  Commonwealth Bank of Australia                 50,035            929
  CSL Ltd.                                        6,370            116
  CSR Ltd.                                       55,490            200
  Fosters Brewing Group Ltd.                    114,409            304
  General Property Trust                         99,875            158
  Goodman Fielder Ltd.                           75,408             71
  James Hardie Industries Ltd.                (a)20,320             74
  Leighton Holdings Ltd.                         16,450             96
  Lend Lease Corp., Ltd.                         33,648            200
  Mayne Nickless Ltd.                            41,586             97
  MIM Holdings Ltd.                             103,627             76
  National Australia Bank Ltd.                   70,750          1,411
  Newcrest Mining Ltd.                           12,852             55
  Newmont Mining Corp.                           38,947            105
  News Corp., Ltd.                            (c)90,576            494
  OneSteel Ltd.                                  18,129             13
  Orica Ltd.                                     33,456            180
  Pacific Dunlop Ltd.                             6,268             22
  PaperlinX Ltd.                                 22,587             62
  QBE Insurance Group Ltd.                       23,104             87
  Rio Tinto Ltd.                                 14,179            268
  Santos Ltd.                                    53,782            196
  Schroders Property Fund                        23,625             35
  Southcorp Holdings Ltd.                        38,500            115
  Stockland Trust Group                          (a)397              1
  Stockland Trust Group                          20,316             50
  Suncorp-Metway Ltd.                            19,061            132
  TABCORP Holdings Ltd.                          19,618            138
  Telstra Corp., Ltd.                           289,183            759
  Wesfarmers Ltd.                                12,118            186
  Westfield Trust                              (a)3,843              7
  Westfield Trust (New)                          86,965            167
  Westpac Banking Corp.                          81,306            744
  WMC Ltd.                                       67,829            348
  Woolworths Ltd.                                70,764            524
----------------------------------------------------------------------
                                                                11,809
======================================================================
AUSTRIA (0.1%)
  Boehler-Uddeholm AG                               494             24
  BWT AG                                         (c)813     $       19
  Flughafen Wein AG                              (c)747             26
  Mayr-Melnhof Karton AG                         (c)575             42
  Oest Elektrizatswirts AG, Class A                 702             61
  OMV AG                                          1,635            161
  VA Technologie AG                                 704             19
  Wienerberger Baustoffindustrie AG               3,242             57
----------------------------------------------------------------------
                                                                   409
======================================================================
BELGIUM (0.1%)
  KBC Bancassurance Holding                    (c)2,600            106
  Solvay S.A.                                     1,744            126
  UCB S.A.                                        1,410             52
  Union Miniere Group S.A.                          398             17
----------------------------------------------------------------------
                                                                   301
======================================================================
DENMARK (0.2%)
  Carlsberg A/S                                   1,100             58
  Danisco A/S                                     2,250             83
  Danske Bank A/S                                19,300            357
  Novo-Nordisk A/S                                3,350            111
  Novozymes A/S                                   2,800             63
  TDC A/S                                         1,450             40
----------------------------------------------------------------------
                                                                   712
======================================================================
FINLAND (2.1%)
  Avestapolarit Oyj Abp                             950              5
  Fortum Oyj                                     17,848            103
  Instrumentarium Oyj                               800             20
  Kesko Oyj                                         649              7
  Kone Oyj, Class B                               1,343             40
  Metra Oyj, Class B                              2,976             50
  Metso Oyj                                      10,327            134
  Nokia Oyj                                  (a)254,284          3,738
  Outokumpu Oyj                                   9,234            112
  Pohjola Group plc                                 143              3
  Sampo Insurance Co., plc, Class A              36,207            284
  Sonera Oyj                                  (a)40,800            156
  Stora Enso Oyj                                 54,726            770
  Tieto Corp.                                     6,867            170
  UPM-Kymmene Oyj                                21,123            835
----------------------------------------------------------------------
                                                                 6,427
======================================================================
FRANCE (9.1%)
  Accor S.A.                                   (c)7,604            310
  Alcatel S.A.                             (a)(c)18,358            128
  Arcelor                                  (a)(c)18,008            257
  Aventis S.A.                                   36,537          2,600
  AXA                                         (c)40,228            739
  BNP Paribas S.A.                            (c)19,106          1,061
  Bouygues                                    (c)18,619            522
  Cap Gemini S.A.                              (c)2,503            100
  Carrefour S.A.                              (c)24,739          1,345
  Casino Guichard - Perrachon                  (c)3,259            277
  Compagnie de Saint - Gobain                    10,768            485

8   The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                       FINANCIAL STATEMENTS
                                       JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                                 VALUE
                                                 SHARES          (000)
======================================================================
FRANCE (CONT.)
  Dassault Systemes S.A.                          1,657     $       76
  Essilor International                           1,491             61
  France Telecom                              (c)16,982            159
  Gecina                                          2,294            215
  Groupe Danone                                  12,523          1,729
  Imerys                                            484             62
  Klepierre                                       2,328            285
  L'Air Liquide                                (c)4,314            667
  L'Oreal S.A.                                (c)23,713          1,858
  Lafarge S.A.                                    5,639            565
  Lagardere S.C.A.                             (c)5,198            226
  LVMH Moet - Hennessy Louis Vuitton          (c)18,129            917
  Michelin Compagnie Generale des
    Establissements, Class B                   (c)2,677            109
  Pechiney                                        3,303            152
  Pernod-Ricard S.A.                           (c)3,642            358
  Peugeot S.A.                                    5,355            279
  Pinault-Printemps-Re doute S.A.              (c)2,592            309
  Sanofi-Synthelabo S.A.                      (c)34,914          2,133
  Schneider Electric S.A.                         4,792            259
  Silic                                             239             42
  Simco (RFD)                                     3,781            313
  Soceite BIC S.A.                                2,719            109
  Societe Fonciere Lyonnaise                  (a)11,135            326
  Societe Generale, Class A                    (a)8,405            556
  Sodexho Alliance S.A.                           5,317            202
  Sophia                                          5,914            188
  ST Microelectronics N.V.                     (a)9,709            243
  Suez S.A.                                   (c)14,986            401
  Technip - Coflexip S.A.                        (c)406             43
  Thales S.A.                                  (c)6,781            289
  TotalFinaElf S.A.                              31,949          5,209
  Unibail                                     (c)12,876            798
  Vivendi Universal                           (c)27,920            606
----------------------------------------------------------------------
                                                                27,568
======================================================================
GERMANY (5.3%)
  Allianz AG                                   (c)8,809          1,772
  BASF AG                                     (c)23,650          1,101
  Bayer AG                                    (c)30,150            960
  Bayerische Hypo Und Vereinsbank AG             11,127            363
  Beiersdorf AG                                   7,271            880
  Continential AG                              (a)2,730             48
  DaimlerChrysler AG                          (c)22,034          1,071
  Deutsche Bank AG (Registered)               (c)14,500          1,012
  Deutsche Telekom AG (Registered)            (c)74,808            706
  Douglas Holding AG                              1,655             39
  E. On AG                                       22,948          1,343
  Epcos AG                                       (a)850             28
  Fresenius Medical Care AG                       3,750            168
  Gehe AG                                      (c)2,353            100
  Heidelberger Zement AG                          2,569            127
  Infineon Technologies AG                  (a)(c)5,700     $       90
  IVG Holding AG                                 18,709            189
  Kamps AG                                        2,292             28
  Karstadt Quelle AG                              1,534             40
  Linde AG                                     (c)3,580            183
  Lufthansa AG                                    7,400            104
  MAN AG                                       (c)2,900             61
  Merck KGaA                                      4,086            110
  Metro AG                                     (c)6,893            212
  Muechener Rueck AG (Registered)              (c)5,407          1,284
  Preussag AG                                  (c)4,750            117
  RWE AG                                      (c)13,873            550
  SAP AG                                         11,842          1,175
  Schering AG                                     5,350            336
  SGL Carbon AG                                  (a)337              6
  Siemens AG                                     21,874          1,318
  Thyssen Krupp AG                            (c)15,600            240
  Volkswagen AG                                (c)6,880            336
  WCM Beteiligungs & Grundbesi                 (a)1,337              9
----------------------------------------------------------------------
                                                                16,106
======================================================================
GREECE (0.0%)
  Titan Cement Co., S.A.                          2,500             98
---------------------------------------------------------------------
HONG KONG (3.1%)
  Bank of East Asia Ltd.                     (a)135,124            272
  Cathay Pacific Airways Ltd.                   120,000            184
  Cheung Kong Holdings Ltd.                  (a)180,000          1,500
  CLP Holdings Ltd.                          (a)100,800            401
  Esprit Holdings Ltd.                     (a)(c)31,000             59
  Hang Lung Properties Ltd.               (a)(c)139,000            159
  Hang Seng Bank Ltd.                         (a)75,900            812
  Henderson Land Development Co., Ltd.        (a)73,000            303
  Hong Kong & China Gas Co., Ltd.            (a)207,079            275
  Hong Kong Electric Holdings Ltd.            (a)80,000            299
  Hong Kong Exchanges & Clearing Ltd.        (a)125,000            206
  Hutchison Whampoa Ltd.                     (a)236,200          1,764
  Johnson Electric Holdings Ltd.             (a)176,000            209
  Li & Fung Ltd.                             (a)100,000            135
  MTR Corp.                                  (c)151,000            195
  New World Development Co., Ltd.            (a)168,036            133
  Pacific Century CyberWorks Ltd.       (a)(c)1,088,062            257
  Sino Land Co., Ltd.                               827            @--
  Sun Hung Kai Properties Ltd.               (a)159,000          1,208
  Swire Pacific Ltd., Class A                (a)112,500            575
  Television Broadcasts Ltd.                     34,000            145
  Wharf Holdings Ltd.                        (a)146,600            346
----------------------------------------------------------------------
                                                                 9,437
======================================================================
IRELAND (0.4%)
  Allied Irish Banks plc                         21,856            289
  CRH plc                                        22,551            379
  Green Property plc                             48,152            430
  Kerry Group plc                                 1,608             24

    The accompanying notes are an integral part of the financial statements.   9

MORGAN STANLEY INSTITUTIONAL FUND, INC.
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                                 VALUE
                                                 SHARES          (000)
======================================================================
IRELAND (CONT.)
  Smurfit (Jefferson) Group                      43,412     $      134
----------------------------------------------------------------------
                                                                 1,256
======================================================================
ITALY (3.8%)
  Assicurazioni Generali S.p.A.               (c)44,120          1,050
  Autogrill S.p.A.                             (a)9,923            116
  Banca di Roma S.p.A.                        (c)14,700             27
  Banco Popolare di Milano                     (a)5,031             20
  Benetton Group S.p.A.                           8,055             95
  Beni Stabili S.p.A.                        (c)556,244            311
  Enel S.p.A.                                (c)101,286            583
  ENI S.p.A.                                 (c)210,836          3,367
  Fiat S.p.A.                                  (c)9,088            115
  Instituto Bancario San Paolo di Torino         41,719            420
  IntesaBci S.p.A.                              162,844            499
  Italcementi S.p.A.                              3,897             39
  Italgas S.p.A.                                  8,176             91
  Mediaset S.p.A.                             (c)59,886            466
  Mediobanca S.p.A.                           (c)17,333            161
  Parmalat Finanziaria S.p.A.                 (c)77,606            241
  Pirelli S.p.A.                              (c)89,751             96
  R.A.S. S.p.A.                                  20,639            278
  Rinascente S.p.A.                           (c)10,848             42
  Snia S.p.A.                                    24,223             49
  Telecom Italia Mobile S.p.A.                  393,093          1,618
  Telecom Italia S.p.A.                      (c)119,431            939
  UniCredito Italiano S.p.A.                 (c)145,954            663
----------------------------------------------------------------------
                                                                11,286
======================================================================
JAPAN (19.7%)
  Aastsu - DK, Inc.                               2,200             48
  Acom Co., Ltd.                               (c)4,970            340
  Advantest Corp.                              (c)3,190            199
  Aeon Co., Ltd.                                  8,800            235
  Aiful Corp.                                       450             30
  Ajinomoto Co., Inc.                            45,400            488
  Amada Co., Ltd.                                14,000             68
  Asahi Breweries Ltd.                        (c)22,100            185
  Asahi Glass Co., Ltd.                          66,800            428
  Asahi Kasei Corp.                              62,000            207
  Bank of Fukuoka Ltd. (The)                      6,000             24
  Bank of Yokohama Ltd.                          14,000             60
  Banyu Pharmaceutical Co., Ltd.                  2,000             26
  Benesse Corp.                                   6,200            114
  Bridgestone Corp.                           (c)38,000            524
  Canon, Inc.                                    38,600          1,462
  Casio Computer Co., Ltd.                       24,800            122
  Central Japan Railway Co.                          86            525
  Chiba Bank Ltd.                                 3,000             10
  Chubu Electric Power Co., Inc.                  3,500             62
  Chugai Pharmaceuticals Co., Ltd.            (c)14,600            175
  Credit Saison Co., Ltd.                         3,200             76
  CSK Corp.                                    (c)2,300             82
  Dai Nippon Printing Co., Ltd.                  37,600     $      500
  Daicel Chemical Industries Ltd.                 8,000             27
  Daiei, Inc.                                  (a)5,800             10
  Daiichi Pharmaceutical Co., Ltd.                9,000            165
  Daikin Industries Ltd.                          8,600            158
  Dainippon Ink & Chemical, Inc.              (a)31,000             67
  Daito Trust Construction Co.                    6,200            116
  Daiwa Bank Holdings, Inc.                   (a)41,457             32
  Daiwa House Industry Co., Inc.                 32,600            200
  Daiwa Securities Group, Inc.                   59,000            383
  Denki Kagaku Kogyo Kabushika Kaisha         (c)20,000             64
  Denso Corp.                                 (c)31,050            486
  Dowa Mining Co., Ltd.                       (c)12,000             58
  East Japan Railway Co.                         (c)187            877
  Ebara Corp.                                    20,800            112
  Eisai Co., Ltd.                                 9,900            255
  Fanuc Ltd.                                     10,200            513
  Fuji Machine Manufacturing Co., Ltd.            1,200             19
  Fuji Photo Film Ltd.                           27,000            874
  Fuji Soft ABC, Inc.                             1,600             65
  Fuji Television Network, Inc.                      10             58
  Fujikura Ltd.                                  10,000             37
  Fujisawa Pharmaceutical Co., Ltd.               4,000             96
  Fujitsu Ltd.                                (c)75,200            526
  Furukawa Electric Co., Ltd.                 (c)31,800            122
  Gunma Bank Ltd.                                 4,000             19
  Hankyu Department Stores, Inc.                  2,000             15
  Hirose Electric Co., Ltd.                       1,600            140
  Hitachi Ltd.                                  134,000            868
  Honda Motor Co., Ltd.                       (c)30,504          1,239
  Hoya Corp.                                      5,100            372
  Isetan Co., Ltd.                                3,000             30
  Ishihara Sangyo Kaisha Ltd.                  (a)9,000             14
  Ishikawajima-Harima Heavy
    Industries Co., Ltd.                      (c)36,000             54
  Ito-Yokado Co., Ltd.                           10,000            502
  Itochu Corp.                             (a)(c)59,000            207
  Japan Airlines Co., Ltd.                    (a)49,000            138
  Japan Energy Corp.                       (a)(c)27,000             41
  Japan Tobacco, Inc.                                69            464
  JGC Corp.                                       6,000             43
  Joyo Bank Ltd (The)                            12,000             33
  JSR Corp.                                       7,000             59
  Kajima Corp.                                (c)61,400            175
  Kaneka Corp.                                   12,000             84
  Kansai Electric Power Co., Ltd.             (c)24,200            383
  Kao Corp.                                      34,000            785
  Kawasaki Heavy Industries Ltd.              (a)43,000             55
  Kawasaki Steel Corp.                       (a)114,000            149
  Keihin Electric Express Railway
    Co., Ltd.                                 (c)17,000             77
  Keio Electric Railway Co., Ltd.                 8,000             40
  Keyence Corp.                                (c)1,500            318
  Kikkoman Corp.                                  5,000             32

10  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                       FINANCIAL STATEMENTS
                                       JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                                 VALUE
                                                 SHARES          (000)
======================================================================
JAPAN (CONT.)
  Kinden Corp.                                    1,000     $        5
  Kinki Nippon Railway Co., Ltd.           (a)(c)83,200            272
  Kirin Brewery Co., Ltd.                     (c)63,400            445
  Kokuyo Co., Ltd.                                4,000             42
  Komatsu Ltd.                                   57,400            206
  Konami Co., Ltd.                                4,500             95
  Konica Corp.                                    9,000             58
  Kubota Corp.                                   83,000            253
  Kuraray Co., Ltd.                              17,000            112
  Kurita Water Industries Ltd.                    4,000             49
  Kyocera Corp.                                (a)7,800            571
  Kyowa Hakko Kogyo Co., Ltd.                    13,600             74
  Kyushu Electric Power Co., Inc.                 2,300             34
  Mabuchi Motor Co., Ltd.                           400             39
  Marubeni Corp.                           (a)(c)60,000             62
  Marui Co., Ltd.                              (c)8,500            108
  Matsushita Communication Industrial
    Co., Ltd.                                     4,100            158
  Matsushita Electric Industrial Co., Ltd.       92,000          1,258
  Matsushita Electric Works, Ltd.                 5,000             36
  Meiji Seika Kaisha Ltd.                        10,000             36
  Meitec Corp.                                    1,600             53
  Millea Holdings, Inc.                           (a)45            370
  Minebea Co., Ltd.                              13,000             77
  Mitsubishi Chemical Corp.                   (a)89,000            208
  Mitsubishi Corp.                               61,000            442
  Mitsubishi Electric Corp.                  (a)106,800            480
  Mitsubishi Estate Co., Ltd.                    51,000            418
  Mitsubishi Heavy Industries Ltd.              183,000            555
  Mitsubishi Logistics Corp.                      5,000             34
  Mitsubishi Materials Corp.               (a)(c)51,400            102
  Mitsubishi Rayon Co., Ltd.                     24,000             78
  Mitsubishi Tokyo Financial Group, Inc.             56            378
  Mitsui & Co., Ltd.                          (c)63,800            428
  Mitsui Chemicals, Inc.                      (c)23,000            115
  Mitsui Fudosan Co., Ltd.                    (c)35,400            314
  Mitsui Mining & Smelting Co., Ltd.          (c)28,000             84
  Mitsui Sumitomo Insurance Co., Ltd.            37,000            200
  Mitsui Trust Holdings, Inc.                 (c)40,545             84
  Mitsukoshi Ltd.                             (c)14,800             44
  Mizuho Holdings, Inc.                              94            209
  Murata Manufacturing Co., Ltd.                 10,700            689
  NAMCO Ltd.                                        300              6
  NEC Corp.                                   (c)58,400            407
  NGK Insulators Ltd.                            22,600            179
  NGK Spark Plug Co., Ltd.                       16,000            122
  Nidec Corp.                                  (c)1,400            102
  Nikko Cordial Corp.                            12,000             61
  Nikon Corp.                                 (c)10,000            111
  Nintendo Co., Ltd.                              6,100            900
  Nippon Comsys Corp.                             1,000              6
  Nippon Express Co., Ltd.                    (c)46,800            248
  Nippon Meat Packers, Inc.                      14,600     $      183
  Nippon Oil Co., Ltd.                           74,800            388
  Nippon Sheet Glass Co., Ltd                    19,000             64
  Nippon Steel Co.                              348,000            544
  Nippon Telegraph & Telephone Corp.                363          1,496
  Nippon Unipac Holding                              39            242
  Nippon Yusen Kabushiki Kaisha                  65,000            224
  Nissan Chemical Industries Ltd.                 8,000             46
  Nissan Motor Co., Ltd.                     (a)105,600            733
  Nisshin Flour Milling                           6,000             43
  Nisshinbo Industries                            4,000             19
  Nissin Food Products Co.                        3,800             76
  Nitto Denko Corp.                               7,800            256
  NKK Corp.                                  (a)133,000            129
  Nomura Securities Co., Ltd.                    85,000          1,251
  NSK Ltd.                                       38,000            158
  NTN Corp.                                   (c)20,000             78
  NTT Data Corp.                                  (c)38            152
  NTT Docomo, Inc.                                  453          1,117
  Obayashi Corp.                              (a)27,000             77
  Oji Paper Co., Ltd. (New)                      64,400            369
  Olympus Optical Co., Ltd.                       7,000             98
  Omron Corp.                                    10,000            145
  Onward Kashiyama Co., Ltd.                     10,000             98
  Oracle Corp.                                      500             21
  Oriental Land Co., Ltd.                         4,000            287
  Orix Corp.                                      2,400            194
  Osaka Gas Co., Ltd.                            57,600            137
  Pioneer Electric Corp.                          8,854            159
  Promise Co., Ltd.                               3,600            182
  Ricoh Co., Ltd.                                28,000            486
  Rohm Co., Ltd.                                  4,700            703
  Sankyo Co., Ltd.                               23,600            322
  Sanrio Co., Ltd.                                1,000              9
  Sanyo Electric Co., Ltd.                    (c)93,000            407
  Secom Co., Ltd.                                12,600            619
  Sega Enterprises Ltd.                     (a)(c)7,100            171
  Seiyu Ltd. (The)                          (a)(c)4,000             16
  Sekisui Chemical Co.                           16,000             55
  Sekisui House Co., Ltd.                        37,600            277
  Seven-Eleven Japan Co., Ltd.                    9,000            355
  Sharp Corp.                                    46,200            588
  Shimamura Co., Ltd.                               500             38
  Shimano, Inc.                                   6,200             84
  Shimizu Corp.                               (c)46,600            154
  Shin-Etsu Chemical Co., Ltd.                   15,296            659
  Shionogi & Co., Ltd.                           12,000            153
  Shiseido Co., Ltd.                          (c)20,000            267
  Shizuoka Bank Ltd. (The)                       10,000             61
  Showa Denko K.K.                            (a)43,000             70
  Showa Shell Sekiyu K.K.                     (c)10,000             58
  Skylark Co., Ltd.                               7,600            178
  SMC Corp.                                    (c)3,300            391

    The accompanying notes are an integral part of the financial statements.  11

MORGAN STANLEY INSTITUTIONAL FUND, INC.
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                                 VALUE
                                                 SHARES          (000)
======================================================================
JAPAN (CONT.)
  Softbank Corp.                              (c)12,400     $      173
  Sony Corp.                                  (c)38,597          2,043
  Sumitomo Bakelite Co., Ltd.                     8,000             58
  Sumitomo Bank                                  57,000            279
  Sumitomo Chemical Co., Ltd.                    74,600            340
  Sumitomo Corp.                                 40,400            245
  Sumitomo Electric Industries, Ltd.             28,400            197
  Sumitomo Forestry Co., Ltd.                       400              2
  Sumitomo Metal & Mining Co.                    26,800            121
  Sumitomo Metal Industries                  (a)160,000             71
  Sumitomo Realty & Development Co., Ltd.         5,000             30
  Sumitomo Trust & Banking Co., Ltd. (The)        8,000             39
  Taiheiyo Cement Corp.                          36,000             67
  Taisei Corp., Ltd.                          (c)62,400            144
  Taisho Pharmaceutical Co., Ltd.                17,800            275
  Takara Shuzo                                 (c)6,000             41
  Takashimaya Co., Ltd.                           5,000             29
  Takeda Chemical Industries                     36,600          1,610
  Takefuji Corp.                                  5,945            414
  Takuma Co., Ltd.                                5,000             39
  TDK Corp.                                       5,200            246
  Teijin Ltd.                                    46,400            158
  Teikoku Oil Co., Ltd.                        (c)6,000             24
  Terumo Corp.                                   11,200            150
  The 77 Bank, Ltd.                               3,000             12
  THK Co., Ltd.                                   1,200             23
  TIS, Inc.                                    (c)1,504             43
  Tobu Railway Co., Ltd.                         46,400            130
  TOHO Co., Ltd.                                  2,900             33
  Tohoku Electric Power Co., Ltd.                11,500            162
  Tokyo Broadcasting System, Inc.                 7,000            157
  Tokyo Electric Power Co.                       34,400            709
  Tokyo Electron Ltd.                             6,700            437
  Tokyo Gas Co., Ltd.                            63,600            177
  Tokyu Corp.                                 (c)51,400            199
  TonenGeneral Sekiyu K.K.                        4,000             28
  Toppan Printing Co., Ltd.                      34,600            360
  Toray Industries, Inc.                         62,100            167
  Toshiba Corp.                              (a)132,000            539
  Tosoh Corp.                                 (c)23,000             74
  Tostem Corp.                                   10,000            171
  Toto Ltd.                                      29,600            139
  Toyo Seikan Kaisha Ltd.                        10,000            132
  Toyoba Co.                                      5,000              8
  Toyota Industries Corp.                      (c)1,950             32
  Toyota Motor Corp.                            123,400          3,281
  Trans Cosmos, Inc.                                400              9
  Trend Micro, Inc.                            (a)1,700             48
  Ube Industries Ltd.                         (a)38,400             60
  UFJ Holdings, Inc.                              (c)17             41
  Uni-Charm Corp.                                 2,200     $       83
  UNY Co., Ltd.                                   3,000             34
  Wacoal Corp.                                    4,000             33
  West Japan Railway Co.                             13             53
  World Co., Ltd.                                 1,600             47
  Yakult Honsha Co., Ltd.                         5,000             57
  Yamaha Corp.                                 (a)5,000             49
  Yamanouchi Pharmaceutical Co., Ltd.            18,200            473
  Yamato Transport Co., Ltd.                     14,000            256
  Yamazaki Baking Co., Ltd.                       5,000             28
  Yasuda Fire & Marine Insurance Co., Ltd.
    (The)                                         5,000             31
----------------------------------------------------------------------
                                                                59,260
======================================================================
NETHERLANDS (7.3%)
  ABN Amro Holding N.V.                          41,229            752
  Aegon N.V.                                     45,923            961
  Akzo Nobel N.V.                                12,483            546
  ASM Lithography Holding N.V.                    7,396            117
  Buhrmann N.V.                                   5,049             47
  Corio N.V.                                     13,800            349
  Elsevier N.V.                                  31,469            431
  Getronics N.V.                               (a)9,350             18
  Hagemeyer N.V.                                  4,797             67
  Heineken N.V.                                  45,276          1,995
  ING Groep N.V.                                 41,871          1,080
  Koninklijke Ahold N.V.                         32,952            696
  Koninklijke (Royal) KPN N.V.                (a)23,745            112
  Koninklijke (Royal) Philips
    Electronics N.V.                             65,582          1,839
  Rodamco Continental Europe N.V.                11,417            485
  Royal Dutch Petroleum Co.                     120,024          6,714
  Schroders International Property Fund
    N.V.                                          8,653            164
  TNT Post Group N.V.                            25,073            569
  Unilever N.V.                                  66,888          4,398
  Vedior N.V.                                     4,150             58
  Wereldhave N.V.                                 3,258            181
  Wolters Kluwer N.V.                            15,430            294
----------------------------------------------------------------------
                                                                21,873
======================================================================
NEW ZEALAND (0.0%)
  Carter Holt Harvey Ltd.                        50,568             49
  Telecom Corp. of New Zealand Ltd.              13,184             31
----------------------------------------------------------------------
                                                                    80
======================================================================
NORWAY (0.3%)
  Elkem ASA                                       1,700             38
  Norsk Hydro ASA                                11,635            556
  Norske Skogindustrier ASA                       6,000            112
  Orkla ASA                                       8,250            159
  Tandberg ASA                                 (a)2,200             26
----------------------------------------------------------------------
                                                                   891
======================================================================

12  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                       FINANCIAL STATEMENTS
                                       JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                                 VALUE
                                                 SHARES          (000)
======================================================================
PORTUGAL (0.4%)
  Banco Commercial Portugues
    (Registered)                              (c)42,697     $      149
  Banco Espirito Santo e Comercial
    de Lisboa (Registered)                        2,453             28
  Banco Portugues de Investimento (New)          37,593             92
  Brisa-Auto Estradas de Portugal S.A.           55,810            315
  Cimpor SGPS                                         1            @--
  Electricidade de Portugal S.A.                157,135            305
  Jeronimo Martins SGPS                           7,558             54
  Portugal Telecom, SGPS, S.A.                   25,374            180
  Sonae SGPS S.A.                             (a)17,214             10
----------------------------------------------------------------------
                                                                 1,133
======================================================================
SINGAPORE (1.8%)
  CapitaLand Ltd.                            (c)159,750            138
  Chartered Semiconductor
    Manufacturing Ltd.                     (a)(c)33,000             67
  City Developments Ltd.                      (c)79,000            255
  Cycle & Carriage Ltd.                          14,000             38
  DBS Group Holdings Ltd.                    (a)108,441            761
  Fraser & Neave Ltd.                            27,450            123
  Hotel Properties Ltd.                          40,000             26
  Keppel Corp., Ltd.                             76,750            179
  Neptune Orient Lines Ltd. (Foreign)     (a)(c)110,000             63
  Oversea-Chinese Banking Corp.
    (Foreign)                                (a)103,688            686
  Overseas Union Enterprise Ltd.                 13,000             53
  Sembcorp Industries Ltd.                   (c)145,644            112
  Singapore Airlines Ltd. (Foreign)           (a)99,000            723
  Singapore Press Holdings Ltd.                  41,018            462
  Singapore Technologies Engineering
    Ltd.                                        245,000            267
  Singapore Telecommunications Ltd.          (c)687,500            533
  United Overseas Bank Ltd.                  (a)105,328            757
  United Overseas Land Ltd.                      71,000             72
  Venture Manufacturing (Singapore) Ltd.         13,000            104
----------------------------------------------------------------------
                                                                 5,419
======================================================================
SOUTH KOREA (0.9%)
  Hana Bank                                       3,340             48
  Hyundai Motor Co., Ltd.                         4,340            131
  KIA Motors Corp.                             (a)4,720             43
  Kookmin Bank                                 (a)6,185            300
  Korea Electric Power Corp.                      6,790            124
  KT Freetel                                   (a)4,500            148
  LG Chemical Ltd.                                2,375             86
  LG Electronics, Inc.                         (a)3,100            124
  Pohang Iron & Steel Co., Ltd.                (a)2,040            226
  Samsung Electro-Mechanics Co., Ltd.             2,280            111
  Samsung Electronics Co., Ltd.                (a)3,010            823
  Samsung Fire & Marine Insurance Co.,
    Ltd.                                          1,350             83
  Samsung SDI Co., Ltd.                             990             77
  Samsung Securities Co., Ltd.                 (a)1,900             54
  Shinhan Financial Group Co., Ltd.           (a)11,980     $      169
  Shinsegae Co., Ltd.                               310             53
  SK Telecom Co., Ltd.                              585            131
----------------------------------------------------------------------
                                                                 2,731
======================================================================
SPAIN (3.0%)
  Acerinox                                        2,409            101
  ACS Actividades                              (c)4,129            133
  Aguas de Barcelona                              5,670             67
  Autopistas Concesionaria Espanola              18,700            209
  Banco Bilbao Vizcaya (Registered)             127,955          1,453
  Banco Santander                               157,896          1,259
  Corporacion Mapfre S.A.                        13,899            110
  Endesa S.A.                                 (c)38,629            564
  Fomento de Construcciones Y
    Contratas S.A.                                6,286            154
  Gas Natural SDG S.A.                        (c)17,768            344
  Grupo Dragados S.A.                            11,079            198
  Iberdrola                                      35,836            524
  Inmobiliaria Colonial S.A.                     18,955            263
  Inmobiliaria Metropolitana Vasco
    Central                                      23,436            487
  Repsol YPF S.A.                                65,088            771
  SOL Melia S.A.                               (c)6,578             50
  Tabacalera                                     13,442            279
  Telefonica                                 (a)137,960          1,163
  Telepizza                                (a)(c)15,238             18
  Union Electrica Fenosa                      (c)11,859            219
  Vallehermoso                                   63,356            610
----------------------------------------------------------------------
                                                                 8,976
======================================================================
SWEDEN (1.7%)
  Atlas Copco AB, Class A                         6,550            157
  Atlas Copco AB, Class B                         3,700             84
  Castellum AB                                (c)10,045            138
  Electrolux AB, Series B                        19,600            397
  Hennes & Mauritz AB, Class B                   26,050            523
  Holmen AB                                       2,800             75
  JM AB                                           6,962            182
  Netcom Systems AB, Class B                   (a)1,908             35
  Nordea AB                                   (c)81,811            447
  OM Gruppen AB                                   4,600             35
  S.K.F. AB, Class B                              4,500            117
  Sandvik AB                                  (a)14,200            356
  Securitas AB, Class B                          25,040            517
  Skandia Forsakrings AB                         48,200            220
  Skandinaviska Enskilda Banken, Class A         13,000            137
  Skanska AB                                     26,000            180
  Svenska Cellulosa AB, Class B                  10,272            367
  Svenska Handelsbanken, Class A                 22,300            342
  Svenskt Stal AB (SSAB), Series A                4,200             55
  Swedish Match AB                               18,700            155
  Telefonaktiebolaget LM Ericsson            (a)122,000            185
  Telia AB                                    (c)33,300             93
  Trelleborg AB, Class B                          7,400             73

    The accompanying notes are an integral part of the financial statements.  13

MORGAN STANLEY INSTITUTIONAL FUND, INC.
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                                 VALUE
                                                 SHARES          (000)
======================================================================
SWEDEN (CONT.)
  Volvo AB, Class A                               2,700     $       55
  Volvo AB, Class B                               9,850            205
  Wm-Data AB                               (a)(c)19,300             37
----------------------------------------------------------------------
                                                                 5,167
======================================================================
SWITZERLAND (5.9%)
  ABB Ltd.                                    (a)17,995            161
  Adecco S.A.                                     5,354            320
  Ciba Speciality Chemicals AG                    2,900            234
  Clariant AG                                     6,200            148
  Credit Suisse Group                         (a)29,260            934
  Georg Fischer AG                                   46              9
  Givaudan                                       (a)291            118
  Holcim Ltd. (Bearer)                            1,202            277
  Kudelski S.A.                               (a)(c)561             20
  Logitech International S.A. (Registered)       (a)780             36
  Lonza Group AG (Registered)                     1,906            148
  Nestle S.A. (Registered)                       21,035          4,929
  Novartis AG (Registered)                    (c)95,923          4,239
  Roche Holding AG                            (c)25,361          1,927
  Roche Holding AG (Bearer)                       7,791            892
  SGS Holdings S.A.                                 175             56
  Sulzer AG (Registered)                          (a)60             13
  Sulzer Medica                                     128             22
  Swatch Group AG                              (c)1,327             25
  Swatch Group AG, Class B                        1,244            111
  Swiss Reinsurance (Registered)                  5,437            534
  Swisscom AG (Registered)                        1,721            503
  Syngenta AG                                     4,615            279
  UBS AG                                      (a)31,284          1,581
  Unaxis Holding AG                                 200             24
  Valora Holding AG                                  57             12
  Zurich Financial Services AG                    1,564            317
----------------------------------------------------------------------
                                                                17,869
======================================================================
THAILAND (0.0%)
  Siam City Bank PCL                            (a)(d)1            @--
----------------------------------------------------------------------
UNITED KINGDOM (26.1%)
  3I Group plc                                   24,344            255
  Amvescap plc                                   23,186            190
  ARM Holdings plc                            (a)17,145             38
  AstraZeneca Group plc                         111,711          4,646
  AWG plc                                        (a)140              1
  BAA plc                                        66,146            607
  BAE Systems plc                               172,544            885
  Balfour Beatty plc                              1,576              6
  Barclays plc                                  254,795          2,154
  BG plc                                        182,806            799
  BOC Group plc                                  26,376            412
  Boots Co. plc                                  46,474            463
  BP plc                                      1,284,451         10,838
  BPB plc                                        21,404            115
  Brambles Industries                            39,388            198
  British Airways plc                         (a)90,484     $      258
  British American Tobacco plc                  197,779          2,135
  British Land Co. plc                           84,531            721
  British Sky Broadcasting plc                (a)68,592            661
  BT Group plc                               (a)497,224          1,919
  Bunzl plc                                      20,034            159
  Cadbury Schweppes plc                         171,500          1,291
  Canary Wharf Group plc                      (a)99,081            675
  Capital Group plc                              55,440            265
  Caradon plc                                     2,185              5
  Carlton Communications plc                     22,955             74
  Centrica plc                                  102,923            320
  CGNU plc                                       94,978            767
  Chelsfield plc                                 52,290            257
  Compass Group plc                             149,397            910
  Corus Group plc                            (a)137,446            177
  Derwent Valley Holdings plc                    10,194            119
  Diageo plc                                    302,602          3,948
  Dixons Group plc                               54,937            161
  EMI Group plc                                  29,286            112
  GKN plc                                        39,388            186
  Glaxosmithkline plc                           444,186          9,645
  Granada Compass plc                           102,708            175
  Grantchester Holdings plc                      49,415            155
  Great Universal Stores plc                     35,293            326
  Hammerson plc                                  23,231            197
  Hanson plc                                     32,548            233
  Hays plc                                      105,692            249
  HBOS plc                                      115,149          1,252
  Hilton Group plc                              128,849            450
  HSBC Holdings plc                             344,432          3,980
  Imperial Chemical Industries plc               51,804            253
  International Power plc                     (a)21,794             56
  Invensys plc                                  254,214            346
  Johnson Matthey plc                             9,859            152
  Kingfisher plc                                 38,336            186
  Land Securities plc                            53,444            706
  Lattice Group plc                             108,217            283
  Legal & General Group plc                     236,186            473
  Lloyds TSB Group plc                          202,313          2,023
  Logica plc                                     17,301             53
  Marks & Spencer plc                            73,440            419
  MISYS plc                                      31,574            117
  National Grid Group plc                        40,739            291
  Nycomed Amersham plc                           39,753            353
  P&O Princess Cruises plc                       35,942            228
  Pearson plc                                    29,558            295
  Peninsular & Oriental Steam Navigation         35,942            133
  Pilkington plc                                  3,840              5
  Pillar Property plc                            20,554            133
  Prudential Corp. plc                           77,217            709
  Rank Group plc                                  1,898              8
  Reed International plc                         46,782            447

14  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                       FINANCIAL STATEMENTS
                                       JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                                 VALUE
                                                 SHARES          (000)
======================================================================
UNITED KINGDOM (CONT.)
  Rentokil Initial plc                          116,451     $      476
  Reuters Group plc                              53,040            283
  Rexam plc                                      18,846            123
  Rio Tinto plc                                  45,797            844
  RMC Group plc                                  12,420            125
  Royal Bank of Scotland Group plc               97,654          2,781
  Sainsbury (J) plc                             108,743            593
  Schroders plc                                  12,763            114
  Scottish & Newcastle plc                       16,142            150
  Scottish & Southern Energy plc                  9,555             95
  Scottish Power plc                             50,760            274
  Shell Transport & Trading Co., plc            270,086          2,047
  Six Continents plc                             67,983            694
  Slough Estates plc                             26,954            150
  Smith & Nephew plc                             24,192            135
  Smiths Industries plc                             504              7
  Spirent plc                                    13,764             18
  Tate & Lyle plc                                21,015            113
  Taylor Woodrow plc                              1,091              3
  Tesco plc                                     398,672          1,456
  The Sage Group plc                             58,016            151
  TI Automotive Ltd.                              1,505            @--
  Unilever plc                                  254,899          2,334
  United Utilities plc                           20,815            195
  Vodafone Group plc                          2,930,744          4,039
  WPP Group plc                                  41,699            354
----------------------------------------------------------------------
                                                                78,612
======================================================================
  TOTAL COMMON STOCKS (COST $350,387)                          287,420
======================================================================
PREFERRED STOCKS (0.2%)
AUSTRALIA (0.2%)
  News Corp., Ltd.                              101,646            469
----------------------------------------------------------------------
GERMANY (0.0%)
  Volkswagen AG                                   1,986             64
----------------------------------------------------------------------
ITALY (0.0%)
  Fiat S.p.A.                                     1,749             15
  Telecom Italia S.p.A. (RNC)                     9,730             52
----------------------------------------------------------------------
                                                                    67
======================================================================
SOUTH KOREA (0.0%)
  Samsung Electronics Co., Ltd.                (a)1,100            149
----------------------------------------------------------------------
UNITED KINGDOM (0.0%)
  AWG plc                                        39,150            @--
----------------------------------------------------------------------
  TOTAL PREFERRED STOCKS (COST $1,011)                             749
======================================================================

                                                 NO. OF
                                               WARRANTS
======================================================================
WARRANTS (0.0%)
FRANCE (0.0%)
  Simco (CTF), expiring 10/31/03                  1,363              8
----------------------------------------------------------------------
ITALY (0.0%)
  Banca Intesa, expiring 11/15/02                  (a)3            @--
----------------------------------------------------------------------
  TOTAL WARRANTS (COST $0)                                           8
======================================================================

                                                   FACE
                                                 AMOUNT          VALUE
                                                  (000)          (000)
======================================================================
  TOTAL FOREIGN SECURITIES (95.5%)
    (COST $351,398)                                         $  288,177
======================================================================
SHORT-TERM INVESTMENTS (16.8%)
SHORT-TERM DEBT SECURITIES HELD AS
  COLLATERAL ON LOANED SECURITIES (5.8%)
  Banco Bilbao Viz Argentaria, NY,
    1.86%, 4/24/03                         $      2,219          2,219
  Bank of Nova Scotia, NY,
    2.51%, 2/04/03                                1,587          1,587
  Bayrische Hypo-Und Vereinsbank,
    1.78%, 7/31/02                                  634            634
  Canadian Imperial Bank, NY,
    2.05%, 7/31/02                                  140            140
  Commerzbank AG, 1.88%, 9/23/02                  1,595          1,595
  Credit Suisse First Boston USA, Inc.,
    2.28%, 11/25/02                                 698            698
  Federal Home Loan Bank,
    1.77%, 8/23/02                                  793            793
  Federal National Mortgage Association,
    1.85%, 8/12/02                                  793            793
  Federal National Mortgage Association,
    1.87%, 12/06/02                                 424            424
  Federal National Mortgage Association,
    1.90%, 10/04/02                                 786            786
  Goldman Sachs Group LP,
    2.10%, 7/25/02                                  557            557
  Lloyds Bank London plc,
    2.36%, 2/24/03                                  793            793
  Merrill Lynch & Co., 1.99%, 7/24/02               255            255
  National City Bank of Cleveland,
    1.86%, 11/07/02                               1,587          1,587
  National City Bank of Cleveland,
    2.07%, 10/23/02                                 539            539
  Quebec Province, 2.20%, 1/31/03                 1,560          1,560
  Salomon Smith Barney, Inc.,
    2.06%, 9/11/02                                  170            170
  Societe Generale, London,
    1.82%, 7/22/02                                1,586          1,586
  Societe Generale, NY, 2.00%, 7/12/02              279            279
  Unicredito Italiano, NY, 2.00%, 7/8/02            477            477
----------------------------------------------------------------------
                                                                17,472
======================================================================

                                                 SHARES
======================================================================
INVESTMENT COMPANIES HELD AS COLLATERAL ON
  LOANED SECURITIES (7.3%)
  AIM S.T Investment Co.                      1,826,000          1,826
  American Select Cash Reserve Fund           1,141,000          1,141
  CITI Institutional Liquid Reserve Fund      1,427,000          1,427
  Dreyfus Cash Management Plus Fund           1,427,000          1,427
  Evergreen Institutional Money Market
    Fund                                      1,427,000          1,427
  Federated Prime Value Fund                  1,586,000          1,586
  Harris Insight Money Market Fund            1,586,000          1,586
  Janus Institutional Money Market Fund         785,000            785
  Merrill Lynch Premier Institutional Fund    1,586,000          1,586
  Merrimac Cash Series Fund                   1,427,000          1,427

    The accompanying notes are an integral part of the financial statements.  15

MORGAN STANLEY INSTITUTIONAL FUND, INC.
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                                 VALUE
                                                 SHARES          (000)
======================================================================
INVESTMENT COMPANIES HELD AS COLLATERAL
  ON LOANED SECURITIES (CONT.)
  Nations Cash Reserve Fund                   1,427,000     $    1,427
  One Group Institutional Prime
    Money Market Fund                         1,586,000          1,586
  Prudential Institutional Liquidity
    Money Market Fund                         1,586,000          1,586
  Reserve Primary Money Market Fund           1,586,000          1,586
  TempCash Money Market Fund                  1,586,000          1,586
----------------------------------------------------------------------
                                                                21,989
======================================================================

                                                   FACE
                                                 AMOUNT
                                                  (000)
======================================================================
REPURCHASE AGREEMENT (3.7%)
  J.P. Morgan Securities, Inc., 1.95%,
    dated 6/28/02, due 7/1/02            $    (f)11,249         11,249
----------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS
    (COST $50,710)                                              50,710
======================================================================
FOREIGN CURRENCY (0.6%)
  Australian Dollar                      AUD          3              2
  British Pound                          GBP         59             90
  Danish Krone                           DKK         13              2
  Euro                                   EUR        148            147
  Hong Kong Dollar                       HKD        160             20
  Japanese Yen                           JPY     36,412            304
  New Zealand Dollar                     NZD          3              1
  Norwegian Krone                        NOK         10              1
  Singapore Dollar                       SGD         86             49
  South Korean Won                       KRW  1,289,142          1,072
  Swedish Krona                          SEK          6              1
  Swiss Franc                            CHF          2              2
----------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $1,688)                           1,691
======================================================================
TOTAL INVESTMENTS (112.9%) (COST $403,796)                     340,578
======================================================================
OTHER ASSETS (0.8%)
  Foreign Withholding Tax Reclaim
    Receivable                           $          578
  Receivable for Investments Sold                   430
  Net Unrealized Gain on Foreign
    Currency Exchange Contracts                     376
  Receivable for Portfolio Shares Sold              375
  Dividends Receivable                              311
  Due from Broker                                   208
  Interest Receivable                                 8
  Other                                               9          2,295
======================================================================

                                                                 VALUE
                                                                 (000)
======================================================================
LIABILITIES (-13.7%)
  Collateral on Securities Loaned,
    at Value                               $    (39,461)
  Bank Overdraft Payable                         (1,071)
  Investment Advisory Fees Payable                 (409)
  Administrative Fees Payable                       (55)
  Directors' Fees and Expenses Payable              (38)
  Custodian Fees Payable                            (31)
  Distribution Fees, Class B                        (10)
  Other Liabilities                                 (45)    $  (41,120)
======================================================================
NET ASSETS (100%)                                           $  301,753
======================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                             $  422,770
Undistributed Net Investment Income (Loss)                       4,162
Accumulated Net Realized Gain (Loss)                           (62,357)
Unrealized Appreciation (Depreciation) on
  Investments, Foreign Currency
  Translations and Futures                                     (62,822)
----------------------------------------------------------------------
NET ASSETS                                                  $  301,753
======================================================================
CLASS A:
NET ASSETS                                                  $  290,686
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE

  Applicable to 33,273,185 outstanding
    $0.001 par value shares (authorized
    500,000,000 shares)                                     $     8.74
======================================================================
CLASS B:
NET ASSETS                                                  $   11,067
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 1,249,997 outstanding
    $0.001 par value shares (authorized
    500,000,000 shares)                                     $     8.85
======================================================================

(a) -- Non-income producing security
(c) -- All or a portion of security on loan at June 30, 2002 -- See note A- 9 to financial statements.
(d) -- Securities were valued at fair value -- See Note A-1 to financial statements.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
@   -- Value is less than $500.
PCL -- Public Company Limited
RFD -- Ranked for Dividend
RNC -- Non-Convertible Savings Shares

16  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                       FINANCIAL STATEMENTS
                                       JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

===============================================================================
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

   CURRENCY                                 IN                        NET
      TO                                 EXCHANGE                  UNREALIZED
   DELIVER        VALUE    SETTLEMENT      FOR          VALUE      GAIN/(LOSS)
    (000)         (000)       DATE        (000)         (000)         (000)
-------------------------------------------------------------------------------
EUR     12,216  $  12,080    9/6/02   US$    11,400   $   11,400   $     (680)
EUR      6,883      6,806    9/6/02   US$     6,422        6,422         (384)
EUR      3,881      3,838    9/6/02   US$     3,602        3,602         (236)
EUR      5,632      5,569    9/6/02   US$     5,228        5,228         (341)
EUR      9,402      9,297    9/6/02   US$     8,735        8,735         (562)
EUR      3,194      3,158    9/6/02   US$     3,006        3,006         (152)
EUR      2,994      2,961    9/6/02   US$     2,838        2,838         (123)
EUR      8,509      8,412   9/12/02   US$     7,990        7,990         (422)
EUR     37,710     37,280   9/12/02   US$    35,453       35,453       (1,827)
GBP         75        115    7/2/02   US$       115          115          @--
JPY  1,510,220     12,675   9/12/02   US$    12,101       12,101         (574)
JPY  1,424,092     11,952   9/12/02   US$    11,410       11,410         (542)
JPY    493,561      4,142   9/12/02   US$     3,955        3,955         (187)
US$     11,747     11,747    9/6/02   EUR    12,578       12,438          691
US$      8,388      8,388    9/6/02   EUR     8,990        8,890          502
US$     18,063     18,063    9/6/02   EUR    19,464       19,247        1,184
US$      8,602      8,602   9/12/02   EUR     9,162        9,057          455
US$      1,140      1,140   9/12/02   EUR     1,214        1,200           60
US$     13,145     13,145   9/12/02   EUR    14,006       13,846          701
US$     28,321     28,321   9/12/02   EUR    30,151       29,806        1,485
US$     14,855     14,855   9/12/02   JPY 1,854,151       15,561          706
US$      4,688      4,688   9/12/02   JPY   584,931        4,909          221
US$      7,898      7,897   9/12/02   JPY   988,792        8,298          401
                ---------                             ----------   ----------
                $ 235,131                             $  235,507   $      376
                =========                             ==========   ==========

===============================================================================
FUTURES CONTRACTS:

  The Portfolio had the following futures contract(s) open at period end:

                                                     NET
                   NUMBER  NOTIONAL               UNREALIZED
                     OF     VALUE     EXPIRATION  GAIN/(LOSS)
                 CONTRACTS  (000)        DATE       (000)
---------------------------------------------------------------
    SHORT:
HANG SENG Index
(Hong Kong)          42    US$ 2,857    Jul-02        $(67)
                                                      =====

================================================================================
 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION -- JUNE 30, 2002

                                                       PERCENT
                                             VALUE      OF NET
INDUSTRY                                     (000)      ASSETS
---------------------------------------------------------------
Automobiles                             $    7,307         2.4%
Banks                                       32,795        10.9
Beverages                                    7,870         2.6
Chemicals                                    7,977         2.6
Commercial Services & Supplies               4,437         1.5
Communications Equipment                     4,209         1.4
Construction Materials                       3,095         1.0
Diversified Financials                       6,668         2.2
Diversified Telecommunication Services       9,134         3.0
Electric Utilities                           6,488         2.2
Electronic Equipment & Instruments           3,757         1.2
Food & Drug Retailing                        6,064         2.0
Food Products                               16,343         5.4
Hotels Restaurants & Leisure                 3,863         1.3
Household Durables                           8,550         2.8
Household Products                           3,478         1.2
Insurance                                   10,723         3.6
Machinery                                    4,768         1.6
Media                                        6,288         2.1
Metals & Mining                              6,137         2.0
Oil & Gas                                   31,301        10.4
Personal Products                            3,005         1.0
Pharmaceuticals                             30,431        10.1
Real Estate                                 13,784         4.6
Semiconductor Equipment & Products           3,079         1.0
Tobacco                                      3,033         1.0
Wireless Telecommunication Services          7,576         2.5
Other                                       36,017        11.9
---------------------------------------------------------------
                                        $  288,177        95.5%
===============================================================

    The accompanying notes are an integral part of the financial statements.  17

MORGAN STANLEY INSTITUTIONAL FUND, INC.

INVESTMENT OVERVIEW


ASIAN EQUITY PORTFOLIO

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2002)

---------------------------
South Korea           31.0%
Hong Kong             27.8
Taiwan                16.5
Singapore             11.2
Malaysia               6.5
Indonesia              3.1
Thailand               2.0
Other                  1.9
---------------------------


PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL-COUNTRY FAR EAST FREE EX-JAPAN INDEX(1)

                                     TOTAL RETURNS(2)
                         -------------------------------------------
                                              AVERAGE ANNUAL
                                       -----------------------------
                                 ONE     FIVE       TEN       SINCE
                          YTD   YEAR    YEARS     YEARS   INCEPTION
--------------------------------------------------------------------
Portfolio - Class A(3)   7.48% 10.64%  (13.01)%  (0.23)%      2.30%
Portfolio - Class B(4)   7.42  10.44   (13.26)     N/A       (9.67)
Index - Class A          5.33   9.34   (11.16)    1.09        3.68
Index - Class B          5.33   9.34   (11.16)     N/A       (7.08)

(1) The MSCI All-Country Far East Free ex-Japan Index is an unmanaged index of common stocks and includes Indonesia, Hong Kong, Malaysia, the Philippines, South Korea, Singapore, Taiwan and Thailand.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)  Commenced operations on July 1, 1991

(4)  Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Asian Equity Portfolio seeks long-term capital appreciation by investing in a diversified portfolio of equity securities of issuers in Asian countries, excluding Japan. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relative higher degree of volatility.

For the six months ended June 30, 2002, the Portfolio had a total return of 7.48% for the Class A shares and 7.42% for the Class B shares compared to 5.33% for the Morgan Stanley Capital International (MSCI) All-Country Far East Free ex-Japan Index (the "Index").

MARKET REVIEW

During the first half of the year, Asian ex-Japan equities were one of the best performing asset classes in the world, with many markets like South Korea, Indonesia and Thailand posting strong double digit returns. While in the second quarter Asian ex-Japan equities retraced some of the gains posted during the first quarter, they still ended with a positive return for the first half of the year. Despite better than expected economic data from a number of emerging Asian economies, markets declined during the second quarter mainly as a fall-off of the negative sentiment in the U.S., given increased reports of corporate accounting abuse. Concerns of geopolitical risks in the Indian sub-continent and the Middle East also served to undermine investor confidence.

South Korea, which has been our largest overweight in the Portfolio over the last six months, has substantially outperformed the regional index this year, but trended down from its April highs due to external concerns. Meanwhile, the Taiwan stock market was among the worst performing in Asia, in the second quarter, with a decline of 13% over the quarter. The main culprit was the technology sector which fell 23%, paced by NASDAQ's decline of 21%. While the technology sector is not out of the woods yet, we do see that valuations have become attractive to possibly support a longer term growth picture.

Within South East Asia, Indonesia was the best performing market in U.S. dollar terms during the second quarter of this year, though it gave back some gains towards the end of the quarter. Cheap valuations, strong domestic economy and a significant reduction in its risk premium, following the Paris Club debt restructuring, accounted for the strength in the Indonesian rupiah and higher stock prices. Despite its

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                       INVESTMENT OVERVIEW


ASIAN EQUITY PORTFOLIO (CONT'D)

significant outperformance during the first half of the year, we continue to be positive towards the market, preferring to buy on weakness. We believe the country is beginning to see a string of economic and legal reforms that will aid in its economic recovery.

MARKET OUTLOOK

Overall, Asian equities have been relatively resilient despite global market turmoil. In our opinion, the current global bear market related to deterioration in investor confidence reflects more accounting uncertainties than economic risks. In fact, in our view, most components of the U.S. economy have been on a mildly improving trend but have been ignored by falling equity markets in the midst of dismal revelations of accounting abuse. However, we need to be watchful of consumer sentiment, which has remained resilient so far, collapsing in the months ahead given that markets have been extraordinarily depressed. While the short-term trading direction has largely been influenced by U.S. markets, we believe that a significant number of Asian companies are trading at a discount to global valuations while offering superior earnings growth prospects. We are aggressively adding to companies with strong earnings visibility during recent markets sell-offs.

July 2002

MORGAN STANLEY INSTITUTIONAL FUND, INC.
ASIAN EQUITY PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS

                                                                     VALUE
                                                 SHARES              (000)
==========================================================================
COMMON STOCKS (96.3%)
HONG KONG (27.8%)
  Asia Satellite Telecommunications
    Holdings Ltd.                             (a)65,500         $      108
  Cathay Pacific Airways Ltd.                   216,000                331
  Cheung Kong Holdings Ltd.                  (a)129,900              1,082
  China Eastern Airlines Corp.                  893,000                150
  China Merchants Holdings International
    Co., Ltd.                                (a)152,000                117
  China Mobile (Hong Kong) Ltd.              (a)446,000              1,321
  China Southern Airlines Co., Ltd.             316,000                129
  Citic Pacific Ltd.                          (a)49,000                106
  CLP Holdings Ltd.                           (a)47,400                188
  CNOOC Ltd.                                 (a)152,000                204
  Cosco Pacific Ltd.                            240,000                191
  Esprit Holdings Ltd.                       (a)278,000                533
  Hang Seng Bank Ltd.                         (a)29,000                310
  Henderson Land Development Co., Ltd.       (a)123,000                511
  Huaneng Power International, Inc.,
    Class H                                  (a)356,000                292
  Hutchison Whampoa Ltd.                     (a)257,980              1,927
  Johnson Electric Holdings Ltd.             (a)446,000                529
  Legend Holdings Ltd.                       (a)312,000                114
  Li & Fung Ltd.                             (a)172,400                232
  Moulin International Holding Ltd.             316,000                 28
  New World Development Co., Ltd.            (a)201,000                160
  Pacific Century CyberWorks Ltd.            (a)607,000                143
  People's Food Holdings Ltd.                   323,000                230
  PetroChina Co., Ltd.                       (a)822,000                175
  QPL International Holdings Ltd.            (a)397,000                146
  Shandong International Power
    Development Co., Ltd.                       612,000                165
  Shanghai Industrial Holdings Ltd.              74,000                143
  Sinopec Shangai Petrochemical Co., Ltd.  (a)1,127,000                168
  SmarTone Telecommunications
    Holdings Ltd.                            (a)173,000                195
  Sun Hung Kai Properties Ltd.               (a)191,600              1,455
  Swire Pacific Ltd., Class A                 (a)71,200                364
  Techtronic Industries Co., Ltd.               154,000                131
  Television Broadcasts Ltd.                     31,000                132
  Texwinca Holdings Ltd.                        229,000                197
  TPV Technology Ltd.                           284,000                103
  Travelsky Technology Ltd.                  (a)122,000                 84
  Wharf Holdings Ltd.                        (a)166,000                392
  Xinao Gas Holdings Ltd.                    (a)389,000                142
  Yanzhou Coal Mining Co., Ltd.                 396,000                146
--------------------------------------------------------------------------
                                                                    13,074
==========================================================================
INDONESIA (3.1%)
  Astra International Tbk PT               (a)1,060,500                517
  Bank Central Asia Tbk PT                      677,000                202
  Bentoel Internasional Investama Tbk PT   (a)3,430,000                108
  Hanjaya Mandala Sampoerna Tbk PT           (a)530,000                250
  Telekomunikasi Tbk PT                      (a)931,000         $      401
--------------------------------------------------------------------------
                                                                     1,478
==========================================================================
MALAYSIA (6.5%)
  AMMB Holdings Bhd                             110,000                155
  British Amerian Tobacco (Malaysia) Bhd      (a)11,400                107
  Gamuda Bhd                                 (a)210,000                345
  Magnum Corp. Bhd                           (a)314,000                221
  Malayan Banking Bhd                        (a)253,700                588
  Malaysian Pacific Industries Bhd            (a)43,000                171
  Maxis Communications Bhd                    (a)17,000                 22
  Perusahaan Otomobil Nasional Bhd               49,000                123
  Public Bank Bhd                               352,600                303
  Resorts World Bhd                           (a)99,000                276
  SP Setia Bhd                                  111,000                102
  Tan Chong Motor Holdings Bhd                  135,000                 48
  Tanjong plc                                 (a)46,000                123
  Technology Resources Industries Bhd        (a)524,000                348
  Telekom Malaysia Bhd                           26,000                 54
  UMW Holdings Bhd                               40,000                 82
--------------------------------------------------------------------------
                                                                     3,068
==========================================================================
SINGAPORE (11.2%)
  CapitaLand Ltd.                               566,000                490
  Chartered Semiconductor Manufacturing
    Ltd.                                     (a)142,000                289
  City Developments Ltd.                         42,600                137
  DBS Group Holdings Ltd.                     (a)78,235                549
  Keppel Corp., Ltd.                             89,000                208
  Neptune Orient Lines Ltd. (Foreign)        (a)302,000                174
  Oversea-Chinese Banking Corp. (Foreign)     (a)65,000                430
  Sembcorp Logistics Ltd.                       140,800                176
  SIA Engineering Ltd.                       (a)191,000                258
  Singapore Airlines Ltd. (Foreign)           (a)79,000                577
  Singapore Press Holdings Ltd.                  29,900                337
  Singapore Technologies Engineering Ltd.       217,000                237
  Singapore Telecommunications Ltd.              36,000                 28
  ST Assembly Test Services Ltd.              (a)67,000                 85
  United Overseas Bank Ltd.                  (a)105,796                760
  Venture Manufacturing (Singapore) Ltd.         64,700                516
--------------------------------------------------------------------------
                                                                     5,251
==========================================================================
SOUTH KOREA (29.2%)
  CJ39 Shopping Corp.                             4,719                323
  Good Morning Securities Co., Ltd.           (a)20,500                 98
  Hana Bank                                      10,248                147
  Humax Co., Ltd.                                 5,752                126
  Hyundai Development Co.                     (a)51,020                325
  Hyundai Marine & Fire Insurance Co., Ltd.       6,480                193
  Hyundai Mobis                                  32,250                681
  Hyundai Motor Co., Ltd.                        34,090              1,024
  Kookmin Bank                                (a)17,504                850
  Korea Electric Power Corp.                      5,290                 97
  LG Chemical Ltd.                               13,950                505
  LG Electronics, Inc.                        (a)15,300                611

20  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       ASIAN EQUITY PORTFOLIO

                                       FINANCIAL STATEMENTS
                                       JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                                     VALUE
                                                 SHARES              (000)
==========================================================================
SOUTH KOREA (CONT.)
  LG Household & Health Care Ltd.              (a)5,300         $      159
  Pohang Iron & Steel Co., Ltd.                (a)9,470              1,051
  Samsung Electro-Mechanics Co., Ltd.            10,179                493
  Samsung Electronics Co., Ltd.               (a)13,845              3,786
  Samsung Securities Co., Ltd.                 (a)8,750                250
  Seoul Securities Co., Ltd.                     39,670                152
  Shinhan Financial Group Co., Ltd.           (a)47,890                677
  Shinsegae Co., Ltd.                             1,960                332
  SK Telecom Co., Ltd.                            5,010              1,122
  SK Telecom Co., Ltd. ADR                    (a)11,270                279
  Tongyang Confectionery Co.                      8,450                371
  Yuhan Corp.                                     1,744                 79
--------------------------------------------------------------------------
                                                                    13,731
==========================================================================
TAIWAN (16.5%)
  Accton Technology Corp.                    (a)260,000                447
  Advanced Semiconductor Engineering, Inc.   (a)119,000                 79
  ASE Test Ltd.                               (a)14,900                145
  Asustek Computer, Inc.                     (a)164,387                494
  Benq Corp.                                    124,320                201
  China Steel Corp.                             216,810                112
  Chinatrust Financial Holding Co., Ltd.     (a)908,560                802
  Compal Electronics, Inc.                   (a)113,000                109
  EVA Airways Corp.                          (a)455,000                185
  Formosa Chemical & Fibre Corp.                188,600                172
  Fubon Financial Holdings Co., Ltd.         (a)419,835                420
  Largan Precision Co., Ltd.                  (a)15,000                106
  Novatek Microelectronics Corp., Ltd.        (a)68,000                183
  Orient Semiconductor Electronics Ltd.      (a)386,000                120
  Phoenixtec Power Co., Ltd.                    156,000                121
  President Chain Store Corp.                    56,286                105
  Quanta Computer, Inc.                          80,250                226
  Siliconware Precision Industries Co.       (a)305,682                214
  SinoPac Holdings Co.                       (a)565,423                247
  Taipei Bank                                   277,000                221
  Taishin Financial Holdings Co., Ltd.       (a)635,000                342
  Taiwan Cellular Corp.                       (a)66,336                 85
  Taiwan Cement Corp.                        (a)337,000                111
  Taiwan Semiconductor Manufacturing Co.     (a)744,300              1,515
  United Micro Electronics Corp., Ltd.       (a)758,944                911
  Yageo Corp.                                (a)195,000                 86
--------------------------------------------------------------------------
                                                                     7,759
==========================================================================
THAILAND (2.0%)
  Advanced Info Sevice PCL (Foreign)            186,200                179
  BEC World PCL (Foreign)                        25,900                150
  PTT Exploration & Production PCL               48,500                140
  Siam Cement PCL (The)                       (a)11,800                270
  Siam City Cement PCL (Foreign)              (a)37,766                204
--------------------------------------------------------------------------
                                                                       943
==========================================================================
  TOTAL COMMON STOCKS (COST $43,099)                                45,304
==========================================================================
PREFERRED STOCKS (1.8%)
SOUTH KOREA (1.8%)
  Hyundai Motor Co., Ltd.                        20,510         $      225
  Samsung Electronics Co., Ltd.                (a)4,690                635
==========================================================================
  TOTAL PREFERRED STOCKS (COST $988)                                   860
==========================================================================
  TOTAL FOREIGN SECURITIES (98.1%)
    (COST $44,087)                                                  46,164
==========================================================================

                                                   FACE
                                                 AMOUNT
                                                  (000)
==========================================================================
SHORT-TERM INVESTMENT (1.2%)
REPURCHASE AGREEMENT (1.2%)
  J.P. Morgan Securities, Inc., 1.95%,
    dated 6/28/02, due 7/1/02 (COST $565)  $     (f)565                565
--------------------------------------------------------------------------
FOREIGN CURRENCY (0.4%)
  China Renminbi                         CNY         28                  3
  Hong Kong Dollar                       HKD        170                 22
  Indonesian Rupiah                      IDR     72,988                  8
  Malaysian Ringgit                      MYR        105                 28
  Singapore Dollar                       SGD         12                  7
  Taiwan Dollar                          TWD      4,023                120
  Thai Baht                              THB        266                  7
--------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $193)                                   195
==========================================================================
TOTAL INVESTMENTS (99.7%) (COST $44,845)                            46,924
==========================================================================
OTHER ASSETS (1.1%)
  Cash                                     $        390
  Receivable for Investments Sold                    86
  Dividends Receivable                               43
  Foreign Withholding Tax Reclaim
    Receivable                                        1
  Other                                              14                534
==========================================================================
LIABILITIES (-0.8%)
  Payable for Investments Purchased                (241)
  Investment Advisory Fees Payable                  (55)
  Custodian Fees Payable                            (36)
  Directors' Fees and Expenses Payable              (12)
  Administrative Fees Payable                        (9)
  Deferred Country Taxes                             (2)
  Distribution Fees, Class B                         (1)
  Other Liabilities                                 (53)              (409)
==========================================================================
NET ASSETS (100%)                                               $   47,049
==========================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                 $  144,983
Undistributed Net Investment Income (Loss)                             277
Accumulated Net Realized Gain (Loss)                              (100,290)
Unrealized Appreciation (Depreciation) on
  Investments and Foreign Currency
  Translations                                                       2,079
--------------------------------------------------------------------------
NET ASSETS                                                      $   47,049
==========================================================================

    The accompanying notes are an integral part of the financial statements.  21

MORGAN STANLEY INSTITUTIONAL FUND, INC.
ASIAN EQUITY PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                                     VALUE
                                                                     (000)
==========================================================================
CLASS A:
--------
NET ASSETS                                                  $       46,163
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
  SHARE

  Applicable to 5,265,351 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                  $         8.77
==========================================================================
CLASS B:
--------
NET ASSETS                                                  $          886
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
  SHARE

  Applicable to 101,958 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                  $         8.69
==========================================================================

(a) -- Non-income producing security
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
@   -- Value is less than $500.
ADR -- American Depositary Receipts
PCL -- Public Company Limited

================================================================================
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

CURRENCY                                IN                      NET
  TO                                 EXCHANGE                UNREALIZED
DELIVER      VALUE     SETTLEMENT      FOR       VALUE       GAIN/(LOSS)
 (000)       (000)        DATE        (000)      (000)         (000)
--------------------------------------------------------------------------
US$ 46       $  46     7/01/02       SGD   82    $  46         $ @--
==========================================================================

--------------------------------------------------------------------------------
                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                        CLASSIFICATION -- JUNE 30, 2002

                                                                   PERCENT
                                                  VALUE             OF NET
INDUSTRY                                          (000)             ASSETS
---------------------------------------------------------------------------
Aerospace & Defense                          $      495                1.1%
Airlines                                          1,371                2.9
Auto Components                                     763                1.6
Automobiles                                       1,938                4.1
Banks                                             5,378               11.4
Chemicals                                           844                1.8
Communications Equipment                            447                1.0
Computers & Peripherals                           1,353                2.9
Construction & Engineering                          671                1.4
Construction Materials                              585                1.2
Diversified Financials                            3,087                6.6
Diversified Telecommunication Services            1,082                2.3
Electric Utilities                                  742                1.6
Electrical Equipment                                650                1.4
Electronic Equipment & Instruments                1,242                2.6
Food Products                                       601                1.3
Hotels Restaurants & Leisure                        621                1.3
Household Durables                                  867                1.8
Industrial Conglomerates                          2,292                4.9
Media                                               942                2.0
Metals & Mining                                   1,308                2.8
Oil & Gas                                           519                1.1
Real Estate                                       3,938                8.4
Semiconductor Equipment & Products                8,133               17.3
Specialty Retail                                    533                1.1
Tobacco                                             464                1.0
Wireless Telecommunication Services               3,204                6.8
Other                                             2,094                4.4
--------------------------------------------------------------------------
                                             $   46,164               98.1%
==========================================================================

22  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                       INVESTMENT OVERVIEW


ASIAN REAL ESTATE PORTFOLIO

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2002)

-----------------------
Hong Kong         47.7%
Japan             25.3
Australia         18.1
Singapore          6.3
Other              2.6
-----------------------

PERFORMANCE COMPARED TO THE GPR GENERAL REAL ESTATE SECURITIES INDEX--FAR
EAST(1)

                                          TOTAL RETURNS(2)
                                 ------------------------------------
                                                           AVERAGE
                                                            ANNUAL
                                                ONE          SINCE
                                  YTD          YEAR      INCEPTION
---------------------------------------------------------------------
Portfolio - Class A(3)           3.33%        (5.33)%       (4.64)%
Portfolio - Class B(3)           3.31         (5.57)        (4.90)
Index                            6.36         (1.93)        (8.41)

(1) The GPR General Real Estate Securities Index - Far East is a market capitalization weighted index measuring total return of listed property/real estate securities in the Far East.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)  Commenced operations on October 1, 1997


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Asian Real Estate Portfolio seeks to provide long-term capital appreciation by investing primarily in equity securities of companies in the Asian real estate industry. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. The Portfolio's concentration in the real estate sector makes it subject to greater risk and volatility than other portfolios that are more diversified and the value of its shares may be substantially affected by economic events in the real estate industry.

For the six months ended June 30, 2002, the Portfolio had a total return of 3.33% for the Class A shares and 3.31% for the Class B shares compared to 6.36% for the GPR General Real Estate Securities Index - Far East (the "Index").

MARKET REVIEW

Stock selection in Singapore, Hong Kong, and Australia was the primary detractor to relative returns. On a country allocation basis, our overweight position in Hong Kong coupled with our underweight in Australia contributed negatively to relative returns.

Asian equity markets declined along with the accelerated sell-off in global equity markets on worries about corporate accounting issues, questions on economic growth and implications of a weaker U.S. dollar for the exporters in Asia. General equities underperformed real estate securities in the second quarter as measured by a 3.9% rise in the MSCI Asia Pacific Index compared to 4.7% gain in the GPR Far East General Index. Real estate securities had a stronger second quarter relative performance primarily due to strong liquidity inflows into the sector in April and May. Also, strength in the respective Asian currencies against the U.S. dollar in the second quarter contributed positively to performance.

Property stocks in Japan (TPREAL +2.3%) gained from strong foreign buying, even though this may not necessarily be driven by real estate fundamentals. In Australia, the listed property trusts sector (AS20 +2.95%) rose as equity funds raised their real estate allocation amid greater volatility in the broad equity market. Property companies in Hong Kong (HSP -1.1%) ended the second quarter in slightly negative territory after a severe correction wiped out the majority of gains from the massive property rally in April. Singapore (SES Prop -10.2) continued to be a poor performer in the second quarter as investors stayed away from the sector on worries that changes to the government housing and land use

MORGAN STANLEY INSTITUTIONAL FUND, INC.

INVESTMENT OVERVIEW


ASIAN REAL ESTATE PORTFOLIO (CONT'D)

policies could further undermine property prices and residential demand.

Even though Asia's stock markets paint a dismal story, its respective economies are actually expanding nicely. The key story is the shift now underway toward more balanced regional growth. Japan is showing signs of economic acceleration in the manufacturing and export sectors; notwithstanding weakness in business spending and consumption demand. China and technology economies are showing signs of slight moderation but are expected to grow in the second half. Consumer demand is thriving in China, South Korea, Taiwan, South East Asia and Australia on low domestic interest rates.

There are still risks confronting Asia. A double-dip in the U.S. economy could derail recovery and quickly unravel the progress achieved in the first half. Geopolitical tension is unlikely to ease quickly, especially in the Middle East. Japan's significant debt problem remains unresolved. Further strengthening of the Japanese yen, against the U.S. dollar, could threaten profitability of the Japanese export sector.

Given the strong influence that equity markets have on consumer confidence in Asia, it is understandable that the real estate sector did not make much progress in the second quarter. The commercial office sector saw no improvement in demand as businesses are still mired in the process of consolidation and cost cutting. Leasing deals are still driven by tenants upgrading to better commercial office facilities at a cheaper cost or existing office users seeking alternative premises to accommodate a newly merged entity. Commercial office landlords are focused primarily on tenant retention. We believe this could lead to further undermining of commercial office rents in key Asian cities.

As we had anticipated in our first quarter review, residential transaction volumes in Hong Kong and Singapore continue to improve. Buyers are attracted to the market by developers selling new projects in urban locations at attractive prices and favorable mortgage financing terms. In Hong Kong, we viewed the government's decision to reduce its involvement in public housing production as positive for the sector. In Singapore, residential demand strengthened despite worries over imminent changes to the ability of their Central Provident Fund contributions to fund home purchases.

MARKET OUTLOOK

We remain cautiously optimistic on the performance of Asian real estate securities as stocks are, in our view, technically oversold and discounts to the net asset value have again widened after recent share price weakness. Nevertheless, we expect a sustainable recovery to the sector to be pushed out into the fourth quarter or early 2003 when there will be, in our view, greater visibility to the return of demand for commercial offices and the return of pricing power returns to the residential developers.

We have adjusted our portfolio slightly to take into consideration the slower revival in the commercial office sector and a lower contribution from P/NAV for the residential developers. Property developers may still profit from their strategy of averaging down the cost of their land bank. Listed property trusts in Australia are beginning to pull back from their extended valuation. We expect this sector to underperform the higher beta markets in Asia as recovery gathers momentum.

July 2002

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       ASIAN REAL ESTATE PORTFOLIO

                                       FINANCIAL STATEMENTS
                                       JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS

                                                                     VALUE
                                                 SHARES              (000)
==========================================================================
COMMON STOCKS (98.3%)
AUSTRALIA (18.1%)
  Centro Properties Group                        27,308           $     55
  General Property Trust                         35,210                 56
  Lend Lease Corp., Ltd.                          2,569                 15
  Macquarie Goodman Industrial Trust             15,400                 12
  Mirvac Group                                   26,806                 63
  Stockland Trust Group                          23,355                 58
  Westfield Holdings Ltd.                         8,900                 75
  Westfield Trust                              (a)1,956                  4
  Westfield Trust (New)                          50,835                 97
  Westpac Property Trust                         17,571                 21
--------------------------------------------------------------------------
                                                                       456
==========================================================================
HONG KONG (47.7%)
  Cheung Kong Holdings Ltd.                    (a)8,000                 67
  Great Eagle Holdings Ltd.                       7,104                  8
  Hang Lung Properties Ltd.                   (a)75,000                 86
  Henderson Land Development Co., Ltd.        (a)47,000                195
  Hong Kong Land Holdings Ltd.                   62,000                100
  Hysan Development Co., Ltd.                    28,000                 27
  Kerry Properties Ltd.                          30,000                 31
  New World Development Co., Ltd.             (a)89,541                 71
  Sino Land Co., Ltd.                            68,000                 26
  Sun Hung Kai Properties Ltd.                (a)59,000                448
  Wharf Holdings Ltd.                         (a)62,000                146
--------------------------------------------------------------------------
                                                                     1,205
==========================================================================
JAPAN (25.3%)
  Daibiru Corp.                                   3,000                 16
  Japan Prime Realty Investment Corp.              (a)3                  5
  Japan Real Estate Investment Corp.                  8                 35
  Japan Retail Fund Investment Corp.               (a)1                  4
  Mitsubishi Estate Co., Ltd.                    33,000                270
  Mitsui Fudosan Co., Ltd.                       21,000                186
  Office Building Fund of Japan, Inc.                 9                 42
  Orix JREIT, Inc.                                 (a)3                 13
  Sumitomo Realty & Development Co., Ltd.        11,000                 67
--------------------------------------------------------------------------
                                                                       638
==========================================================================
MALAYSIA (0.9%)
  IOI Properties Bhd                              5,000                  8
  SP Setia Bhd                                   15,000                 14
--------------------------------------------------------------------------
                                                                        22
==========================================================================
SINGAPORE (6.3%)
  CapitaLand Ltd.                                76,500                 66
  City Developments Ltd.                          7,000                 22
  Keppel Land Ltd.                               16,000                 14
  Marco Polo Developments Ltd.                    7,000                  8
  United Overseas Land Ltd.                      40,000                 41
  Wing Tai Holdings Ltd.                         20,000                  8
--------------------------------------------------------------------------
                                                                       159
==========================================================================
  TOTAL COMMON STOCKS (COST $2,358)                                  2,480
==========================================================================

                                                   FACE
                                                 AMOUNT              VALUE
                                                  (000)              (000)
==========================================================================
  TOTAL FOREIGN SECURITIES (98.3%)
    (COST $2,358)                                                 $  2,480
==========================================================================
SHORT-TERM INVESTMENT (0.4%)
REPURCHASE AGREEMENT (0.4%)
  J.P. Morgan Securities, Inc., 1.95%,
    dated 6/28/02, due 7/1/02 (COST $11)     $    (f)11                 11
--------------------------------------------------------------------------
FOREIGN CURRENCY (0.8%)
  Australian Dollar                        AUD       19                 11
  Hong Kong Dollar                         HKD       20                  2
  Japanese Yen                             JPY      432                  4
  Singapore Dollar                         SGD        5                  3
--------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $20)                                     20
==========================================================================
TOTAL INVESTMENTS (99.5%) (COST $2,389)                              2,511
==========================================================================
OTHER ASSETS (1.4%)
  Cash                                       $        1
  Due from Investment Adviser                        26
  Dividends Receivable                                7                 34
==========================================================================
LIABILITIES (-0.9%)
  Custodian Fees Payable                             (2)
  Directors' Fees and Expenses Payable               (1)
  Other Liabilities                                 (18)               (21)
==========================================================================
NET ASSETS (100%)                                                 $  2,524
==========================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                   $  4,699
Undistributed Net Investment Income (Loss)                              (7)
Accumulated Net Realized Gain (Loss)                                (2,289)
Unrealized Appreciation (Depreciation) on
  Investments and Foreign Currency
  Translations                                                         121
--------------------------------------------------------------------------
NET ASSETS                                                        $  2,524
==========================================================================
CLASS A:
--------
NET ASSETS                                                        $  2,056
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 301,466 outstanding $0.001
    par value shares (authorized
    500,000,000 shares)                                           $   6.82
==========================================================================
CLASS B:
--------
NET ASSETS                                                        $    468
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 68,135 outstanding $0.001
    par value shares (authorized
    500,000,000 shares)                                           $   6.86
==========================================================================

(a) -- Non-income producing security
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

    The accompanying notes are an integral part of the financial statements.  25

MORGAN STANLEY INSTITUTIONAL FUND, INC.
ASIAN REAL ESTATE PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

================================================================================
                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                         CLASSIFICATION - JUNE 30, 2002

                                                    PERCENT
                                         VALUE       OF NET
INDUSTRY                                 (000)       ASSETS
-------------------------------------------------------------
Diversified Financials                $   146           5.8%
Hotels Restaurants & Leisure               41           1.6
Real Estate                             2,293          90.9
-------------------------------------------------------------
                                      $ 2,480          98.3%
=============================================================

26  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                       INVESTMENT OVERVIEW


EMERGING MARKETS PORTFOLIO

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2002)

-------------------------------------
South Korea                      23.3%
Taiwan                           11.7
South Africa                     10.6
Mexico                            9.0
Brazil                            6.9
Russia                            6.3
China/Hong Kong                   6.1
India                             5.6
Malaysia                          4.6
Israel                            4.1
Other                            11.8
-------------------------------------


PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS FREE INDEX(1)

                                          TOTAL RETURNS(2)
                               ---------------------------------------
                                                    AVERAGE ANNUAL
                                               -----------------------
                                         ONE     FIVE        SINCE
                              YTD       YEAR    YEARS    INCEPTION
----------------------------------------------------------------------
Portfolio - Class A(3)        4.35%     3.49%   (6.13)%      4.52%
Portfolio - Class B(4)        4.28      3.42    (6.42)       0.02
Index - Class A               1.94      1.08    (8.44)       2.99
Index - Class B               1.94      1.08    (8.44)      (3.42)

(1) The MSCI Emerging Markets Free Index is a market capitalization weighted index comprised of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)  Commenced operations on September 25, 1992

(4)  Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Emerging Markets Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relative higher degree of volatility.

For the six months ended June 30, 2002, the Portfolio had a total return of 4.35% for the Class A shares and 4.28% for the Class B shares compared with 1.94% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (the "Index").

MARKET REVIEW

The Portfolio's outperformance relative to the Index was attributable to both country allocation and stock selection. Stock selection in India, Israel and South Africa were positive contributors to relative performance, while selection in Russia and Mexico detracted slightly from performance. On a country allocation basis, our overweight position in Indonesia (+65.2% Index return) and South Korea (+24.8%) coupled with our underweight stance in Argentina (-64.7%) and Chile (-16.0%) added to relative performance, while country allocations in Turkey (-38.4%) and Thailand (+37.2%) detracted from performance.

During the first quarter of 2002, Emerging Markets equities gained a relatively strong 12.4% as markets in the region were supported by expectations of an U.S.-led economic recovery and positive economic data from select Emerging Markets countries. However, after outperforming during the first quarter, and rebounding 44.3% from September lows, Emerging Market equities hampered by a sharp decline in Latin America (-21.2%) and on profit taking within cyclical markets such as South Korea and Taiwan, fell 8.4% during the second quarter of 2002. Risk aversion increased on a global basis during the second quarter, dominated by negative sentiment toward Brazil and greater uncertainty over the global backdrop. Increased reports of corporate accounting fraud and concerns over the strength of the U.S. economic recovery coupled with geo-political risks in the Asian subcontinent and the Middle East served to undermine investor confidence.

MARKET OUTLOOK

Overall, Emerging Markets equities have been relatively resilient despite global market turmoil and continue to offer attractive valuations. We believe that the global economic

MORGAN STANLEY INSTITUTIONAL FUND, INC.

INVESTMENT OVERVIEW


EMERGING MARKETS PORTFOLIO (CONT'D)

turnaround and corporate restructuring should continue to support earnings growth in the Emerging Markets universe. The global market sell-off related to deterioration in investor confidence reflects more accounting uncertainties than economic risks. Outlook uncertainty has increased but recovery momentum is likely to prevail. We believe Emerging Markets are well positioned to both continue to outperform global markets and, once sentiment has stabilized, to rebound sharply due to extremely cheap relative valuations and leveraged exposure to the pick-up in global economic activity. Convergence opportunities, natural resource providers, and domestic demand generators are all part of the case for Emerging Markets. In Brazil, the path from today until elections in October will remain rocky and we expect continued volatility in equity and currency markets. Nevertheless, a rally is possible in the market from its current oversold levels if the political outlook improves. We continue focusing on earnings visibility as a driver of medium-term returns.

July 2002

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       EMERGING MARKETS PORTFOLIO

                                       FINANCIAL STATEMENTS
                                       JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS

                                                                     VALUE
                                                 SHARES              (000)
==========================================================================
COMMON STOCKS (96.9%)
BRAZIL (6.9%)
  Banco Bradesco (Preferred)                     431,210,035   $     1,720
  Banco Bradesco S.A. ADR                          (c)66,460         1,313
  Banco Itau (Preferred)                          92,249,000         5,206
  Banco Itau S.A. ADR                              (c)56,840         1,592
  Banco Nacional S.A.
    (Preferred)                            (a)(d)295,998,880           @--
  Brasil Telecom Participacoes
    (Preferred)                                    1,460,110             8
  Brasil Telecom Participacoes S.A.                (c)14,918           422
  Brazil Telecom S.A.
    (Preferred)                                      791,557             3
  Celular CRT (Preferred)                         13,199,094         1,920
  CEMIG (Preferred)                              116,306,363         1,314
  CEMIG ADR (Preferred)                              162,265         1,824
  Companhia de Bebidas das
    Americas                                       5,751,000           904
  Companhia de Bebidas das
    Americas ADR                                  (c)488,700         7,594
  CVRD ADR                                      (a)(c)38,710         1,071
  CVRD ADR (Preferred)                            (a)166,756         4,327
  CVRD, Class A (Preferred)                          146,998         3,809
  Eletrobras                                   (c)72,219,000           754
  Eletrobras, Class B
    (Preferred)                                   94,382,000           901
  Eletrobras, Class B ADR (Preferred)                103,900           490
  Empresa Brasileira de Aeronautica
    S.A. ADR                                         132,319         2,832
  Lojas Arapua (Preferred)                 (d)(e)119,019,000           @--
  Lojas Arapua S.A. GDR (Preferred)            (d)(e)120,830           @--
  Petrobras (Preferred)                              156,590         2,740
  Petrobras ADR                                   (a)466,653         8,801
  Petrobras ADR (Preferred)                          236,087         4,108
  Petrobras S.A.                                   (c)10,200           194
  Tele Celular Sul ADR                          (a)(c)26,425           291
  Tele Norte Leste Participacoes S.A.
    (Preferred)                               (c)170,716,000         1,725
  Telemar ADR                                        122,000         1,214
  Votorantim Celulose e Papel S.A.
    ADR                                               77,500         1,465
--------------------------------------------------------------------------
                                                                    58,542
==========================================================================
CHILE (0.3%)
  CIA de Telecomunicaciones
    de Chile ADR                                  (c)199,590         2,445
  Enersis ADR                                   (a)(c)33,650           195
--------------------------------------------------------------------------
                                                                     2,640
==========================================================================
CHINA/HONG KONG (6.1%)
  China Eastern Airlines Corp.                 (c)10,222,000         1,717
  China Merchants Holdings
    International Co., Ltd.                  (a)(c)1,551,000         1,193
  China Mobile Ltd.                          (a)(c)6,089,000        18,033
  China Southern Airlines Co., Ltd.                4,354,000   $     1,772
  CNOOC Ltd.                                    (a)3,808,000         5,102
  Cosco Pacific Ltd.                               3,248,000         2,582
  Huaneng Power International, Inc.,
    Class H                                  (a)(c)3,808,000         3,125
  Legend Holdings Ltd.                          (a)3,496,000         1,277
  People's Food Holdings Ltd.                      4,190,000         2,987
  PetroChina Co., Ltd                          (a)11,594,000         2,467
  Shandong International Power
    Development Co., Ltd.                          7,119,000         1,917
  Shanghai Industrial Holdings Ltd.               (c)817,000         1,576
  Sinopec Shangai Petrochemical
    Co., Ltd.                                  (a)21,017,000         3,126
  TPV Technology Ltd.                           (c)3,212,000         1,163
  Travelsky Technology Ltd.                     (a)2,053,000         1,408
  Yanzhou Coal Mining Co., Ltd.                 (c)5,660,000         2,086
--------------------------------------------------------------------------
                                                                    51,531
==========================================================================
HUNGARY (1.5%)
  Gedeon Richter Rt.                                  15,377           885
  Gedeon Richter Rt. GDR
    (Registered)                                      33,807         1,940
  Matav Rt.                                          312,883         1,006
  Matav Rt. ADR                                   (c)110,192         1,763
  MOL Magyar Olaj-es Gazipari Rt.                    106,186         2,018
  MOL Magyar Olaj-es Gazipari
    Rt. GDR (Registered)                               3,820            71
  OTP Bank Rt.                                       318,156         2,514
  OTP Bank Rt. GDR                                   139,471         2,329
--------------------------------------------------------------------------
                                                                    12,526
==========================================================================
INDIA (5.6%)
  Bharat Heavy Electricals                           499,465         1,816
  Bharat Petroleum Corp., Ltd.                       246,148         1,345
  Colgate - Palmolive (India) Ltd.                   284,590           821
  Container Corp. of India Ltd.                      438,419         2,676
  Dabur India Ltd.                                (a)205,626           215
  DR Reddy's Laboratories Ltd.                        95,600         1,850
  Gujarat Ambuja Cements Ltd.                        411,939         1,721
  HDFC Bank Ltd.                                      98,005           404
  HDFC Bank Ltd. ADR                            (a)(c)91,000         1,174
  Hero Honda Motors Ltd.                             598,995         3,781
  Hindalco Industries Ltd.                           112,000         1,629
  Hindustan Lever Ltd.                               536,260         2,122
  Hindustan Petroleum Corp.                          295,655         1,604
  Housing Development Finance
    Corp. Ltd.                                       123,950         1,652
  India - Info.com Private Co., Ltd.              (d)393,611           @--
  Infosys Technologies Ltd.                           55,680         3,743
  ITC Ltd.                                            33,389           437
  ITC Ltd. GDS                                        60,350           803
  Mahanagar Telephone Nigam Ltd.                     616,650         1,797
  Morgan Stanley India Growth Fund          (a)(g)17,902,900         3,298
  Oil and Natural Gas Corp. Ltd.                     144,000           959
  Ranbaxy Laboratories Ltd.                          136,503         2,465

    The accompanying notes are an integral part of the financial statements.  29

MORGAN STANLEY INSTITUTIONAL FUND, INC.
EMERGING MARKETS PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                                     VALUE
                                                 SHARES              (000)
==========================================================================
INDIA (CONT.)
  Reliance Industries Ltd.                           251,200   $     1,386
  State Bank of India Ltd.                           950,999         4,790
  Tata Engineering & Locomotive
    Co., Ltd.                                     (a)340,000         1,080
  Tata Iron & Steel Co. Ltd.                         838,000         2,410
  Wipro Ltd.                                       (c)27,200           825
  Wipro Ltd. ADR                                   (a)25,000           749
--------------------------------------------------------------------------
                                                                    47,552
==========================================================================
INDONESIA (2.7%)
  Astra International Tbk PT                   (a)14,714,500         7,177
  Bank Central Asia Tbk PT                        10,283,000         3,069
  Bentoel Internasional
    Investama Tbk PT                           (a)27,375,500           864
  Hanjaya Mandala Sampoerna Tbk
    PT                                         (a)14,185,500         6,675
  Telekomunikasi Tbk PT                        (a)12,261,000         5,277
--------------------------------------------------------------------------
                                                                    23,062
==========================================================================
ISRAEL (4.1%)
  Check Point Software
    Technologies Ltd.                          (a)(c)776,464        10,529
  ECI Telecommunications Ltd.                     (a)723,512         2,171
  RADWARE Ltd.                                 (a)(c)193,638         1,685
  Taro Pharmaceuticals Industries
    Ltd.                                        (a)(c)29,100           714
  Teva Pharmaceutical Industries Ltd.                 45,160         3,001
  Teva Pharmaceutical Industries Ltd.
    ADR                                           (c)203,479        13,588
  TTI Team Telecom International Ltd.          (a)(c)172,920         2,768
--------------------------------------------------------------------------
                                                                    34,456
==========================================================================
MALAYSIA (4.6%)
  AMMB Holdings Bhd                                1,486,000         2,092
  British Amerian Tobacco (Malaysia)
    Bhd                                           (a)174,000         1,625
  Gamuda Bhd                                    (a)2,698,000         4,437
  Magnum Corp. Bhd                              (a)4,635,000         3,269
  Malayan Banking Bhd                           (a)3,718,500         8,611
  Malaysian Pacific Industries Bhd                (a)473,000         1,880
  Maxis Communications Bhd                     (a)(d)310,000           396
  Perusahaan Otomobil Nasional Bhd                   595,000         1,495
  Public Bank Bhd                                  3,424,300         2,938
  Resorts World Bhd                               (a)962,000         2,683
  SP Setia Bhd                                     2,007,000         1,849
  Tan Chong Motor Holdings Bhd                     1,704,000           610
  Technology Resources Industries
    Bhd                                         (a)7,428,000         4,926
  Telekom Malaysia Bhd                               410,000           858
  UMW Holdings Bhd                                   439,000           901
--------------------------------------------------------------------------
                                                                    38,570
==========================================================================
MEXICO (9.0%)
  America Movil S.A. de C.V. ADR                  (c)620,553         8,315
  Bancomer, Class O                            (c)10,128,253         8,272
  Cemex CPO ADR                                      161,431   $     4,255
  Cemex S.A.                                         386,767         2,048
  Coca - Cola Femsa, S.A. de C.V.                 (c)108,155         2,596
  Femsa                                            1,126,001         4,407
  Femsa ADR                                          103,305         4,052
  Grupo Aeroportuario de Sureste
    S.A. de C.V.                               (a)(c)533,900           700
  Grupo Aeroportuario de Sureste
    S.A. de C.V. ADR                                 126,300         1,629
  Grupo Carso, Class A1                         (a)(c)97,909           294
  Grupo Financiero Bancomer S.A. de
    C.V.                                        (a)(c)30,500           499
  Kimberly - Clark, Class A                     (c)1,274,947         3,401
  Televisa CPO ADR                                (a)143,300         5,357
  Telmex, Class L ADR                                663,248        21,277
  Walmart de Mexico ADR                         (a)(c)77,822         2,114
  Walmart de Mexico, Class C                    (a)1,961,542         4,528
  Walmart de Mexico, Class V                      (a)804,244         2,182
--------------------------------------------------------------------------
                                                                    75,926
==========================================================================
POLAND (1.0%)
  Alliance Cellulose Ltd.                         (d)592,359           @--
  Bank Polska Kasa Opieki Grupa
    Pekao S.A.                                       185,308         4,253
  Eastbridge NV                                    (d)33,400         1,497
  KGHM Polska Miedz S.A.                          (a)222,340           723
  Polski Koncern Naftowy Orlen S.A.                  137,091           604
  Telekomunikacja Polska GDR                         571,245         1,560
  Telekomunikacja Polska S.A.                         35,736            97
--------------------------------------------------------------------------
                                                                     8,734
==========================================================================
RUSSIA (6.3%)
  Gazprom ADR                                        379,740         6,228
  GMK Norilsk Nickel ADR                          (c)200,775         4,191
  Lukoil Holding ADR                              (c)219,134        14,216
  Mustcom Ltd.                                 (d)66,270,018         9,675
  Surgutneftegaz                                  (a)121,190         2,563
  Surgutneftegaz ADR                           (a)(c)403,411         7,836
  Unified Energy Systems                             322,172         3,215
  YUKOS ADR                                        (c)38,417         5,310
--------------------------------------------------------------------------
                                                                    53,234
==========================================================================
SOUTH AFRICA (10.6%)
  Anglo American plc                               1,787,631        29,896
  Anglo American Platinum Corp.                      188,375         7,425
  AngloGold Ltd.                                      32,436         1,730
  AngloGold Ltd. ADR                                  35,820           934
  Barlow Rand Ltd.                                   754,230         4,624
  Bidvest Group Ltd.                                 545,930         2,444
  FirstRand Ltd.                                   2,134,190         1,589
  Gold Fields Ltd.                                   547,480         6,489
  Harmony Gold Mining Ltd.                           253,700         3,506
  Impala Platinum Holdings Ltd.                       60,480         3,366
  Liberty Life Association of Africa
    Ltd.                                             151,770           827

30  The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         EMERGING MARKETS PORTFOLIO

                                         FINANCIAL STATEMENTS
                                         JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                                        VALUE
                                                      SHARES            (000)
=============================================================================
SOUTH AFRICA (CONT.)
  M-Cell Ltd.                                        806,650       $      918
  Nedcor Ltd.                                        101,900            1,160
  Old Mutual plc                                   3,373,987            4,818
  Sanlam Ltd.                                      2,765,260            2,312
  Sappi Ltd.                                         202,010            2,851
  Sappi Ltd. ADR                                      46,530              652
  Sasol Ltd.                                         659,710            7,062
  South African Breweries plc                        598,427            4,731
  Standard Bank Investment Corp., Ltd.               694,180            2,162
-----------------------------------------------------------------------------
                                                                       89,496
=============================================================================
SOUTH KOREA (23.3%)
  CJ39 Shopping Corp.                                 60,284            4,129
  Good Morning Securities Co., Ltd.               (a)354,350            1,697
  Hana Bank                                           85,376            1,221
  Humax Co., Ltd.                                     76,755            1,675
  Hyundai Development Co.                         (a)710,330            4,529
  Hyundai Marine & Fire Insurance Co., Ltd.           83,950            2,498
  Hyundai Mobis                                      377,790            7,977
  Hyundai Motor Co., Ltd.                            458,050           13,764
  Hyundai Motor Co., Ltd. (Preferred)                196,820            2,160
  Kookmin Bank                                    (a)266,778           12,951
  Korea Electric Power Corp.                         160,030            2,926
  LG Chemical Ltd.                                   225,780            8,164
  LG Electronics, Inc.                            (a)229,893            9,173
  LG Household & Health Care Ltd.                  (a)73,170            2,199
  Pohang Iron & Steel Co., Ltd.                   (a)135,183           15,002
  Samsung Electro - Mechanics Co., Ltd.              115,399            5,592
  Samsung Electronics Co., Ltd.                   (a)202,093           55,269
  Samsung Electronics Co., Ltd. (Preferred)        (a)50,750            6,877
  Samsung Securities Co., Ltd.                     (a)49,460            1,414
  Seoul Securities Co., Ltd.                         529,930            2,026
  Shinhan Financial Group Co., Ltd.               (a)709,490           10,026
  Shinsegae Co., Ltd.                                 22,350            3,790
  SK Telecom Co., Ltd.                                83,730           18,757
  Tongyang Confectionery Co.                          55,320            2,428
  Yuhan Corp.                                         13,334              604
-----------------------------------------------------------------------------
                                                                      196,848
=============================================================================
TAIWAN (11.7%)
  Accton Technology Corp.                       (a)3,339,000            5,747
  Advanced Semiconductor Engineering, Inc.      (a)1,956,000            1,300
  Asustek Computer, Inc.                        (a)1,721,786            5,179
  Benq Corp.                                       1,876,800            3,034
  China Steel Corp.                                2,666,630            1,373
  Chinatrust Financial Holding Co., Ltd.       (a)13,272,407           11,719
  Compal Electronics, Inc.                      (a)1,122,000            1,078
  EVA Airways Corp.                             (a)4,950,000       $    2,015
  Formosa Chemical & Fibre Corp.                   1,947,600            1,772
  Fubon Financial Holdings                      (a)5,568,855            5,567
  Largan Precision Co., Ltd.                      (a)281,000            1,993
  Novatek Microelectronics Corp., Ltd.            (a)731,000            1,969
  Orient Semiconductor Electronics Ltd.         (a)4,285,000            1,327
  Phoenixtec Power Co., Ltd.                       1,802,000            1,397
  President Chain Store Corp.                        425,736              796
  Quanta Computer, Inc.                              994,000            2,797
  Siliconware Precision Industries Co.          (a)3,433,380            2,405
  SinoPac Holdings Co.                          (a)8,322,642            3,637
  Taipei Bank                                      3,290,000            2,629
  Taishin Financial Holdings Co., Ltd.          (a)8,924,000            4,808
  Taiwan Cellular Corp.                         (a)2,026,816            2,590
  Taiwan Cement Corp.                           (a)4,303,000            1,417
  Taiwan Semiconductor
    Manufacturing Co.                           (a)9,754,748           19,854
  United Micro Electronics Corp., Ltd.         (a)10,125,510           12,153
  Yageo Corp.                                   (a)1,242,000              550
-----------------------------------------------------------------------------
                                                                       99,106
=============================================================================
THAILAND (1.1%)
  Advanced Info Sevice PCL (Foreign)               2,070,800            1,995
  BEC World PCL (Foreign)                            303,400            1,753
  PTT Exploration & Production PCL                (c)683,300            1,975
  Siam Cement PCL                                 (a)155,900            3,567
-----------------------------------------------------------------------------
                                                                        9,290
=============================================================================
TURKEY (1.8%)
  Akbank T. AS                              (a)1,544,380,200            4,977
  Aksigorta AS                                   488,384,000            1,358
  Anadolu Efes Biracilik ve Malt Sanayi AS     (a)37,300,000              731
  Arcelik AS                                  (a)264,275,000            1,670
  Garanti Bankasi AS                          (a)609,495,000              761
  Hurriyet Gazetecilik ve Matbaacilik AS      (a)845,330,910            2,537
  Turkiye Is Bankasi, Class C                 (a)435,122,000            1,127
  Vestel Elektronik Sanayi Ve Ticaret AS      (a)656,659,235            1,328
  Yapi Ve Kredi Bankasi AS                    (a)646,176,874              643
-----------------------------------------------------------------------------
                                                                       15,132
=============================================================================
VENEZUELA (0.3%)
  CANTV ADR                                          180,265            2,565
-----------------------------------------------------------------------------
  TOTAL COMMON STOCKS (COST $892,217)                                 819,210
=============================================================================

    The accompanying notes are an integral part of the financial statements.  31

MORGAN STANLEY INSTITUTIONAL FUND, INC.
EMERGING MARKETS PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                       FACE
                                                     AMOUNT             VALUE
                                                      (000)             (000)
FIXED INCOME SECURITIES (0.0%)
INDIA (0.0%)
  DCM Shriram Industries Ltd.                 $(b)(d)676                  @--
  Saurashtra Cement & Chemicals
    Ltd.                                       (b)(d)700                  @--
-----------------------------------------------------------------------------
  TOTAL FIXED INCOME SECURITIES (COST $3,337)                             @--
=============================================================================
  TOTAL FOREIGN SECURITIES (96.9%) (
    COST $895,554)                                                 $  819,210
=============================================================================
SHORT-TERM INVESTMENTS (14.0%)
SHORT-TERM DEBT SECURITIES HELD AS
  COLLATERAL ON LOANED SECURITIES (5.6%)
  Banco Bilbao Viz Argentaria, NY,
    1.86%, 4/24/03                              $     6,052             6,052
  Bank of Nova Scotia, NY,
    2.51%, 2/04/03                                    4,330             4,330
  Bayrische Hypo-Und Vereinsbank,
    1.78%, 7/31/02                                    1,730             1,730
  Canadian Imperial Bank, NY,
    2.05%, 7/31/02                                      381               381
  Commerzbank AG,
    1.88%, 9/23/02                                    4,352             4,352
  Credit Suisse First Boston USA,
    Inc., 2.28%, 11/25/02                             1,903             1,903
  Federal Home Loan Bank,
    1.77%, 8/23/02                                    2,162             2,162
  Federal National Mortgage
    Association, 1.85%, 8/12/02                       2,162             2,162
  Federal National Mortgage
    Association, 1.87%, 12/06/02                      1,157             1,157
  Federal National Mortgage
    Association, 1.90%, 10/04/02                      2,145             2,145
  Goldman Sachs Group LP,
    2.10%, 7/25/02                                    1,520             1,520
  Lloyds Bank London plc,
    2.36%, 2/24/03                                    2,163             2,163
  Merrill Lynch & Co.,
    1.99%, 7/24/02                                      694               694
  National City Bank of Cleveland,
    1.86%, 11/07/02                                   4,328             4,329
  National City Bank of Cleveland,
    2.07%,10/23/02                                    1,470             1,470
  Quebec Province, 2.20%, 1/31/03                     4,256             4,257
  Salomon Smith Barney, Inc.,
    2.06%, 9/11/02                                      463               463
  Societe Generale, London,
    1.82%, 7/22/02                                    4,327             4,327
  Societe Generale, NY,
    2.00%, 7/12/02                                      762               762
  Unicredito Italiano, NY,
    2.00%, 7/8/02                                     1,301             1,301
-----------------------------------------------------------------------------
                                                                       47,660
=============================================================================

                                                     SHARES
=============================================================================
INVESTMENT COMPANIES HELD AS COLLATERAL ON
  LOANED SECURITIES (7.1%)
  AIM S.T Investment Co.                              4,983             4,982
  American Select Cash Reserve Fund                   3,114             3,113
  Citi Institutional Liquid Reserve Fund          3,893,000             3,893
  Dreyfus Cash Management Plus Fund               3,893,000             3,893

                                                                        VALUE
                                                     SHARES             (000)
=============================================================================
  Evergreen Institutional
    Money Market Fund                             3,893,000         $   3,893
  Federated Prime Value Fund                      4,325,000             4,325
  Harris Insight Money Market Fund                4,325,000             4,325
  Janus Institutional
    Money Market Fund                             2,145,000             2,144
  Merrill Lynch Premier
    Institutional Fund                            4,325,000             4,325
  Merrimac Cash Series Fund                       3,893,000             3,893
  Nations Cash Reserve Fund                       3,893,000             3,893
  One Group Institutional Prime
    Money Market Fund                             4,325,000             4,325
  Prudential Institutional Liquidity
    Money Market Fund                             4,325,000             4,325
  Reserve Primary Money
    Market Fund                                   4,325,000             4,325
  TempCash Money Market Fund                      4,325,000             4,325
-----------------------------------------------------------------------------
                                                                       59,979
=============================================================================

                                                       FACE
                                                     AMOUNT
                                                      (000)
=============================================================================
REPURCHASE AGREEMENT (1.3%)
  J.P. Morgan Securities, Inc., 1.95%,
    dated 6/28/02, due 7/1/02                   $ (f)10,545            10,545
-----------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS (COST $118,184)                        118,184
=============================================================================
FOREIGN CURRENCY (1.0%)
  Brazilian Real                              BRL       431               153
  China Renminbi                              CNY       292                35
  Euro                                        EUR       131               130
  Hong Kong Dollar                            HKD     1,934               248
  Hungarian Forint                            HUF       917                 4
  Indian Rupee                                INR    31,840               651
  Indonesian Rupiah                           IDR 1,082,025               124
  Malaysian Ringgit                           MYR     1,690               445
  Mexican Peso                                MXN         4               @--
  South African Rand                          ZAR         8                 1
  South Korean Won                            KRW 3,482,645             2,895
  Taiwan Dollar                               TWD   121,681             3,642
-----------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $8,278)                                  8,328
=============================================================================

32  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       EMERGING MARKETS PORTFOLIO

                                       FINANCIAL STATEMENTS
                                       JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                                        VALUE
                                                                        (000)
=============================================================================
TOTAL INVESTMENTS (111.9%) (COST $1,022,016)                     $    945,722
=============================================================================
OTHER ASSETS (1.7%)
  Receivable for Investments Sold               $    11,817
  Dividends Receivable                                1,661
  Foreign Withholding Tax Reclaim                       336
    Receivable
  Interest Receivable                                   162
  Other                                                  48            14,024
=============================================================================
LIABILITIES (-13.6%)
  Collateral on Securities Loaned,
    at Value                                       (107,639)
  Payable for Investments Purchased                  (2,900)
  Investment Advisory Fees Payable                   (2,884)
  Bank Overdraft Payable                               (564)
  Custodian Fees Payable                               (212)
  Directors' Fees and Expenses Payable                 (152)
  Administrative Fees Payable                          (141)
  Brazil Taxes Payable                                  (16)
  Distribution Fees, Class B                            (14)
  Other Liabilities                                    (298)         (114,820)
=============================================================================
NET ASSETS (100%)                                                $    844,926
=============================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                  $  1,284,950
Undistributed Net Investment Income (Loss)                              3,019
Accumulated Net Realized Gain (Loss)                                 (366,653)
Unrealized Appreciation (Depreciation) on
  Investments and Foreign Currency Translations                       (76,390)
-----------------------------------------------------------------------------
NET ASSETS                                                       $    844,926
=============================================================================
CLASS A:
--------
NET ASSETS                                                       $    824,483
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 73,095,151 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                       $      11.28
=============================================================================
CLASS B:
--------
NET ASSETS                                                       $     20,443
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 1,825,920 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                       $      11.20
=============================================================================

(a) -- Non-income producing security
(b) -- Issuer is in default.
(c) -- All or a portion of security on loan at June 30, 2002 -- See noteA-9 to financial statements.
(d) -- Securities were valued at fair value -- See Note A-1 to financial statements.
(e) -- 144A security -- certain conditions for public sale may exist.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
(g) -- The Fund is advised by an affiliate.
@   -- Value is less than $500.
ADR -- American Depositary Receipts
GDR -- Global Depositary Receipts
GDS -- Global Depositary Shares
PCL -- Public Company Limited

================================================================================
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

    CURRENCY                                 IN                         NET
       TO                                 EXCHANGE                  UNREALIZED
    DELIVER       VALUE   SETTLEMENT         FOR            VALUE   GAIN/(LOSS)
     (000)        (000)      DATE           (000)           (000)      (000)
--------------------------------------------------------------------------------
HUF   206,967   $   839   7/3/02      US$          834    $   834      $  (5)
PLN     2,168       534   7/1/02      US$          535        535          1
US$       449       449   7/1/02      TRL  717,988,013        453          4
                -------                                   -------      -----
                $ 1,822                                   $ 1,822      $ @--
                =======                                   =======      =====
================================================================================

PLN -- Polish Zloty
TRL -- Turkish Lira

    The accompanying notes are an integral part of the financial statements.  33

MORGAN STANLEY INSTITUTIONAL FUND, INC.
EMERGING MARKETS PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

================================================================================
                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                         CLASSIFICATION -- JUNE 30, 2002

                                                                    PERCENT
                                                     VALUE           OF NET
INDUSTRY                                             (000)           ASSETS
-----------------------------------------------------------------------------
Auto Components                                 $    8,878             1.0%
Automobiles                                         30,068             3.6
Banks                                               92,737            11.1
Beverages                                           25,014             3.0
Chemicals                                           14,447             1.7
Computers & Peripherals                             15,358             1.8
Computers Software/Services                         10,529             1.3
Construction & Engineering                           8,966             1.0
Construction Materials                              13,007             1.5
Diversified Financials                              31,450             3.7
Diversified Telecommunication Services              56,618             6.7
Electric Utilities                                  14,744             1.7
Household Durables                                  13,845             1.6
Industrial Conglomerates                            10,132             1.2
Insurance                                           11,813             1.4
Media                                               13,777             1.6
Metals & Mining                                     89,965            10.6
Mutiline Retail                                     14,111             1.7
Oil & Gas                                           74,244             8.8
Paper & Forest Products                              8,368             1.0
Pharmaceuticals                                     25,262             3.0
Semiconductor Equipment & Products                 103,033            12.2
Tobacco                                             10,405             1.2
Wireless Telecommunication Services                 53,218             6.3
Other                                               69,221             8.2
-----------------------------------------------------------------------------
                                                $  819,210            96.9%
=============================================================================

34  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                       INVESTMENT OVERVIEW


EUROPEAN REAL ESTATE PORTFOLIO

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2002)

----------------------------
United Kingdom          40.6%
France                  21.0
Netherlands              9.7
Spain                    8.3
Italy                    3.0
Switzerland              2.8
Ireland                  2.6
Sweden                   2.2
Norway                   1.5
Belgium                  1.4
Other                    6.9
----------------------------

PERFORMANCE COMPARED TO THE GPR GENERAL REAL ESTATE SECURITIES INDEX --
EUROPE(1)

                                                 TOTAL RETURNS(2)
                                     ----------------------------------------
                                                                 AVERAGE
                                                     ONE    ANNUAL SINCE
                                       YTD          YEAR       INCEPTION
-----------------------------------------------------------------------------
Portfolio - Class A (3)              25.70%        19.65%           5.63%
Portfolio - Class B (3)              25.51         19.39            5.37
Index                                22.10         19.14            5.70

(1) The GPR General Real Estate Securities Index - Europe is a market capitalization weighted index of listed property/real estate securities in Europe measuring total return.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)  Commenced operations on October 1, 1997


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The European Real Estate Portfolio seeks to provide current income and long-term capital appreciation by investing primarily in equity securities of companies in the European real estate industry. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. The Portfolio's concentration in the real estate sector makes it subject to greater risk and volatility than other portfolios that are more diversified and the value of its shares may be substantially affected by economic events in the real estate industry.

For the six months ended June 30, 2002, the Portfolio had a total return of 25.70% for the Class A shares and 25.51% for the Class B shares compared to 22.10% for the GPR General Real Estate Securities Index - Europe (the "Index").

MARKET REVIEW

During the first six months of the year, the Portfolio outperformed the Index. This compares to U.S. dollar return of -5.9% for the broader European equity markets, measured by MSCI Europe. The best performing listed property markets, for the first half of the year in the Index, were Ireland, Spain and Finland, returning 54.2%, 46.1%, and 44.0% in U.S. dollars, respectively. The worst performing markets, during the period, were Austria, Switzerland and Germany with U.S. dollar returns of 10.6%, 12.2%, and 15.7%, respectively.

The relative performance of the Portfolio was positively impacted by country overweight in Spain and Ireland and underweight positions in Switzerland and Belgium. A country underweight in Sweden had a negative impact on performance. Stock selection in the U.K., Spain and the Netherlands added to returns, but stock selection in Norway and Germany negatively affected performance.

Occupiers have been very reluctant to make decisions regarding space requirements, given the uncertainty surrounding the economic outlook, and leasing activity in the European real estate markets, during the first six months of 2002, has been low as a result. However, with economic growth showing signs of rebounding, tenant enquiries are picking up and, in a number of European markets, we are seeing signs of stabilization. We, therefore, expect that the second quarter of 2002 should represent the trough in take-up (i.e. rental) activity in Europe, provided that the economic recovery is sustained, and we look for an improvement in take-up in the second half of the year. However, although take-up is currently stabilizing, it is still at

MORGAN STANLEY INSTITUTIONAL FUND, INC.

INVESTMENT OVERVIEW


EUROPEAN REAL ESTATE PORTFOLIO (CONT'D)

low levels, and occupancy levels are still decreasing in most markets. As a result, we expect that prime rents should continue to show moderate falls in the short-term, but we anticipate stability to return towards the end of 2002, before we look for growth to return in 2003 on the back of improving occupancies. In contrast, low interest rates, a low return outlook for other asset classes, and renewed interest in real estate from institutional investors has, reinforced a very strong and liquid European investment market, with a variety of investors chasing only a limited number of properties. As a result, yields are under downward pressure and real estate values are stable on average, despite the weakness in occupational markets.

MARKET OUTLOOK

In the public markets, discounts of the real estate securities to net asset value have narrowed after a strong start of the year, but the sector is still offering an attractive valuation with companies trading at an average discount of more than 20%, which remains greater than the long-term average. Increased corporate activity in the sector, during the period, highlights that the arbitrage opportunity still exists between the public and private markets, with deals totaling 3.75 billion Euro already announced in the first half of the year. Given renewed investor interest in real estate and the availability of capital in the investment market, we expect further corporate activity during 2002.

July 2002

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       EUROPEAN REAL ESTATE PORTFOLIO

                                       FINANCIAL STATEMENTS
                                       JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS

                                                                         VALUE
                                                       SHARES            (000)
==============================================================================
COMMON STOCKS (95.3%)
BELGIUM (1.4%)
  Befimmo S.C.A.                                        1,600         $    102
  Cofinimmo                                             1,600              149
------------------------------------------------------------------------------
                                                                           251
==============================================================================
FINLAND (0.9%)
  Sponda Oyj                                           27,140              162
------------------------------------------------------------------------------
FRANCE (21.0%)
  Bail Investissement                                     200               27
  Gecina                                                6,466              605
  Klepierre                                             2,248              275
  Silic                                                   990              174
  Simco (RFD)                                           9,173              761
  Societe Fonciere Lyonnaise                        (a)20,282              593
  Sophia                                                7,349              233
  Unibail                                              18,406            1,141
------------------------------------------------------------------------------
                                                                         3,809
==============================================================================
GERMANY (1.3%)
  IVG Holding AG                                       23,996              242
------------------------------------------------------------------------------
IRELAND (2.6%)
  Green Property plc                                   52,002              464
------------------------------------------------------------------------------
ITALY (3.0%)
  Beni Stabili S.p.A.                                 790,400              442
  Bonaparte S.p.A.                                  (a)46,032               37
  Pirelli & C. Real Estate S.p.A.                    (a)3,200               72
------------------------------------------------------------------------------
                                                                           551
==============================================================================
NETHERLANDS (9.7%)
  Corio N.V.                                           13,608              345
  Rodamco Continental Europe N.V.                      20,600              876
  Schroders International Property Fund N.V.           16,040              304
  Wereldhave N.V.                                    (a)4,200              233
------------------------------------------------------------------------------
                                                                         1,758
==============================================================================
NORWAY (1.5%)
  Steen & Strom ASA                                 (a)20,500              268
------------------------------------------------------------------------------
SPAIN (8.3%)
  Inmobiliaria Colonial S.A.                           35,740              497
  Inmobiliaria Metropolitana Vasco Central             20,728              431
  Inmobiliaria Urbis S.A.                              43,200              241
  Vallehermoso                                         34,461              331
------------------------------------------------------------------------------
                                                                         1,500
==============================================================================
SWEDEN (2.2%)
  Castellum AB                                          6,605               91
  Drott AB, Class B                                    11,580              134
  JM AB                                                 3,360               88
  Pandox AB                                          (a)8,660               80
------------------------------------------------------------------------------
                                                                           393
==============================================================================
SWITZERLAND (2.8%)
  Jelmoli Holding AG                                      195              180
  PSP Swiss Property AG                                 3,250              333
------------------------------------------------------------------------------
                                                                           513
==============================================================================
UNITED KINGDOM (40.6%)
  Benchmark Group plc                                  64,900         $    248
  British Land Co. plc                                108,415              925
  Brixton Estate plc                                   55,500              206
  Canary Wharf Group plc                           (a)183,500            1,250
  Capital & Regional plc                               57,357              242
  Chelsfield plc                                       61,353              302
  CLS Holdings plc                                  (a)75,474              258
  Derwent Valley Holdings plc                          38,500              448
  Freeport plc                                         20,600              128
  Grantchester Holdings plc                            56,980              179
  Great Portland Estates plc                           23,400               89
  Hammerson plc                                        36,980              314
  Land Securities plc                                  99,496            1,315
  Liberty International plc                            59,677              533
  Marylebone Warwick Balfour Group plc              (a)12,800               18
  Minerva plc                                          96,400              393
  Slough Estates plc                                   89,340              497
------------------------------------------------------------------------------
                                                                         7,345
==============================================================================
  TOTAL COMMON STOCKS (COST $15,470)                                    17,256
==============================================================================
  TOTAL FOREIGN SECURITIES (95.3%) (COST $15,470)                       17,256
==============================================================================

                                                       NO. OF
                                                     WARRANTS
==============================================================================
WARRANTS (0.0%)
FRANCE (0.0%)
  Societe Fonciere Lyonnaise,
    expiring 7/30/02 (COST $0)                    (a)(d)6,800              @--
------------------------------------------------------------------------------

                                                         FACE
                                                       AMOUNT
                                                        (000)
==============================================================================
SHORT-TERM INVESTMENT (0.6%)
REPURCHASE AGREEMENT (0.6%)
  J.P. Morgan Securities, Inc., 1.95%, dated
    6/28/02, due 7/1/02 (COST $100)                $   (f)100              100
------------------------------------------------------------------------------
FOREIGN CURRENCY (2.9%)
  Euro (COST $528)                               EUR      533              529
------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.8%) (COST $16,098)                                17,885
==============================================================================
OTHER ASSETS (2.5%)
  Receivable for Investments Sold                  $      295
  Foreign Withholding Tax Reclaim Receivable              116
  Dividends Receivable                                     38
  Due from Investment Adviser                               7              456
==============================================================================
LIABILITIES (-1.3%)
  Bank Overdraft Payable                                 (184)
  Administrative Fees Payable                             (17)
  Custodian Fees Payable                                   (7)
  Directors' Fees and Expenses Payable                     (2)
  Distribution Fees, Class B                               (1)
  Other Liabilities                                       (21)            (232)
==============================================================================
NET ASSETS (100%)                                                     $ 18,109
==============================================================================

    The accompanying notes are an integral part of the financial statements.  37

MORGAN STANLEY INSTITUTIONAL FUND, INC.
EUROPEAN REAL ESTATE PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                                         VALUE
                                                                         (000)
==============================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                  $      22,611
Undistributed Net Investment Income (Loss)                                 224
Accumulated Net Realized Gain (Loss)                                    (6,515)
Unrealized Appreciation (Depreciation) on Investments and
  Foreign Currency Translations                                          1,789
------------------------------------------------------------------------------
NET ASSETS                                                       $      18,109
==============================================================================
CLASS A:
--------
NET ASSETS                                                       $      16,981
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 1,452,243 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                       $       11.69
==============================================================================
CLASS B:
--------
NET ASSETS                                                       $       1,128
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 96,310 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                       $       11.71
==============================================================================

(a) -- Non-income producing security
(d) -- Securities were valued at fair value -- See Note A-1 to financial statements.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
@   -- Value is less than $500.
RFD -- Ranked for Dividend

================================================================================
                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                         CLASSIFICATION - JUNE 30, 2002

                                                                  PERCENT
                                                 VALUE             OF NET
INDUSTRY                                         (000)             ASSETS
--------------------------------------------------------------------------------
Apartments                                 $     2,172               12.0%
Diversified                                      8,678               47.9
Office & Industrial                              3,120               17.2
Office Buildings                                 2,433               13.4
Shopping Centers                                   674                3.8
Other                                              179                1.0
--------------------------------------------------------------------------------
                                           $    17,256               95.3%
================================================================================

38  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                       INVESTMENT OVERVIEW


EUROPEAN VALUE EQUITY PORTFOLIO

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2002)

----------------------------
United Kingdom          33.6%
France                  15.0
Switzerland             12.0
Netherlands             10.3
Italy                    7.1
Germany                  4.5
Sweden                   4.1
Spain                    3.3
Norway                   2.3
Belgium                  1.8
Other                    6.0
----------------------------

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX(1)

                                               TOTAL RETURNS(2)
                                ------------------------------------------------
                                                            AVERAGE ANNUAL
                                                       -------------------------
                                               ONE         FIVE           SINCE
                                  YTD         YEAR        YEARS       INCEPTION
--------------------------------------------------------------------------------
Portfolio - Class A(3)           2.36%       (0.54)%       2.95%          10.89%
Portfolio - Class B(4)           2.19        (0.86)        2.68            7.32
Index - Class A                 (4.60)       (7.71)        2.47            9.63
Index - Class B                 (4.60)       (7.71)        2.47            7.02

(1) The MSCI Europe Index is an unmanaged market value weighted index of common stocks listed on the stock exchanges of countries in Europe.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)  Commenced operations on April 2, 1993

(4)  Commenced operations on January 2, 1996


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The European Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of European issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the six months ended June 30, 2002, the Portfolio had a total return of 2.36% for the Class A shares and 2.19% for the Class B shares compared to -4.60% for the Morgan Stanley Capital International (MSCI) Europe Index (the "Index").

MARKET REVIEW

The Portfolio outperformed the Index for the first six months of the year in a difficult environment for equities in Europe. The bear market that we have witnessed since 2000 continued as the unwinding of the financial markets bubble excesses carried on. Investors had to face a new round of bad news, this time about the integrity of financial reporting. Already being hit by the realization that the upturn in profits expected for the second half of 2002 would not take place, this was the last thing markets needed. Sectors that benefited most from the bull market, such as information technology and telecommunication services, were hit the hardest. Not only were some accounting practices challenged, but high levels of debt outlined weak balance sheet positions at a time in which investors' appetite for risk and leverage are at low point.

Not surprisingly, our cautious stance and our emphasis on cash flow generation, balance sheet strength and valuation helped us to position the Portfolio for those market conditions. Strong stock selection continued to drive performance for the second quarter with positions in information technology, financials, consumer staples and industrials contributing most. The Portfolio's underweight in information technology and the long held overweight in consumer staples continued to be main contributors. Stock selection in healthcare and an underweight position in energy were the main negative contributors.

MARKET OUTLOOK

Throughout the last three years, we have been very cautious about the outlook for stock markets. Valuations have remained high to very high by historical standards. The mirage of productivity gain following the new economy bubble has been ever present and the lack of consumers' balance sheet rebuilding has continued to astonish us. As typical in a bear market phase, the stars of yesterday are the

MORGAN STANLEY INSTITUTIONAL FUND, INC.

INVESTMENT OVERVIEW


EUROPEAN VALUE EQUITY PORTFOLIO (CONT'D)

villains of today and corporate greed was amplified by the exceptionally strong bull market of the 90's. It is, therefore, not surprising that markets are now finally willing to price in the extended level of corporate leverage and earnings management.

While the road to a sustained recovery in the stock market may still be a bit off, we are starting to see attractive valuations in certain sectors and have started to add what we believe to be strong technology franchises that had been out of value territory for most of the past decade. We will continue to seek opportunities in more economically sensitive sectors, but only when stocks trade at a significant discount to their long-term fair value. We believe that this margin of safety should offer some protection for the Portfolio's holdings from further widespread weakness in financial markets and provide interesting capital gain opportunities.

July 2002

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       EUROPEAN VALUE EQUITY PORTFOLIO

                                       FINANCIAL STATEMENTS
                                       JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS

                                                                        VALUE
                                                      SHARES            (000)
=============================================================================
COMMON STOCKS (95.0%)
BELGIUM (1.8%)
  Fortis                                           (a)17,653       $      378
  Solvay S.A.                                          4,118              298
-----------------------------------------------------------------------------
                                                                          676
=============================================================================
DENMARK (1.5%)
  Danisco A/S                                          9,741              357
  Danske Bank A/S                                     10,148              188
-----------------------------------------------------------------------------
                                                                          545
=============================================================================
FINLAND (1.7%)
  Nokia Oyj                                           20,200              297
  Sampo Insurance Co., plc, Class A                   44,818              351
-----------------------------------------------------------------------------
                                                                          648
=============================================================================
FRANCE (15.0%)
  Aventis S.A.                                        19,584            1,394
  Compagnie de Saint-Gobain                         (c)8,468              382
  Credit Agricole S.A.                                16,258              363
  Groupe Danone                                     (a)3,969              548
  Neopost S.A.                                     (a)11,831              473
  Pernod-Ricard S.A.                                   2,077              204
  Schneider Electric S.A.                              7,289              394
  TotalFinaElf S.A.                                    8,692            1,417
  Unibail                                              4,459              276
  Vivendi Universal                                    2,300               50
-----------------------------------------------------------------------------
                                                                        5,501
=============================================================================
GERMANY (3.7%)
  Deutsche Bank AG (Registered)                     (c)5,656              395
  Deutsche Post AG (Registered)                    (a)27,584              351
  Muechener Rueck AG (Registered)                   (c)2,529              601
-----------------------------------------------------------------------------
                                                                        1,347
=============================================================================
ITALY (6.3%)
  ENI S.p.A.                                          37,826              604
  Mondadori (Arnoldo) Editore S.p.A.                  27,996              186
  Parmalat Finanziaria S.p.A.                     (c)106,717              331
  Snam Rete Gas S.p.A.                               198,409              589
  Telecom Italia Mobile S.p.A.                        39,873              164
  Telecom Italia S.p.A.                            (c)21,797              172
  UniCredito Italiano S.p.A.                          59,958              272
-----------------------------------------------------------------------------
                                                                        2,318
=============================================================================
NETHERLANDS (10.3%)
  Akzo Nobel N.V.                                      8,126              355
  Buhrmann N.V.                                       34,943              324
  CSM N.V.                                            14,817              358
  IHC Caland N.V.                                      7,752              466
  ING Groep N.V.                                      14,716              379
  Koninklijke Ahold N.V.                              17,498              370
  Koninklijke (Royal) KPN N.V.                     (a)88,309              415
  Koninklijke (Royal) Philips Electronics N.V.     (a)13,714              384
  Unilever N.V.                                        6,029              396
  Vedior N.V.                                         25,764       $      358
-----------------------------------------------------------------------------
                                                                        3,805
=============================================================================
NORWAY (2.3%)
  Sparebanken                                          8,197              304
  Statoil ASA                                      (c)27,877              249
  Telenor ASA                                      (c)82,275              292
-----------------------------------------------------------------------------
                                                                          845
=============================================================================
PORTUGAL (0.3%)
  Brisa-Auto Estradas de Portugal S.A.                18,900              107
-----------------------------------------------------------------------------
SPAIN (2.4%)
  Banco Popular Espanol                                8,248              366
  Endesa S.A.                                      (c)18,368              268
  Telefonica                                       (a)28,968              244
-----------------------------------------------------------------------------
                                                                          878
=============================================================================
SWEDEN (4.1%)
  ForeningsSparbanken AB                              21,197              270
  Nordea AB                                           49,405              270
  Svenska Handelsbanken, Class A                      36,988              567
  Swedish Match AB                                    47,475              394
-----------------------------------------------------------------------------
                                                                        1,501
=============================================================================
SWITZERLAND (12.0%)
  Cie Financiere Richemont AG, Class A                 8,425              193
  Converium Holding AG                              (a)6,727              349
  Holcim Ltd. (Bearer)                                 1,506              347
  Nestle S.A. (Registered)                             5,532            1,296
  Novartis AG (Registered)                             4,418              195
  Roche Holding AG                                     4,309              327
  Schindler Holding AG (Registered)                    2,070              378
  Syngenta AG                                       (a)5,809              351
  UBS AG                                           (a)18,991              960
-----------------------------------------------------------------------------
                                                                        4,396
=============================================================================
UNITED KINGDOM (33.6%)
  Abbey National plc                                   8,118               96
  Allied Domecq plc                                  110,315              727
  BAE Systems plc                                     84,142              432
  Barclays plc                                        56,524              478
  BOC Group plc                                       10,728              167
  BP plc                                              21,510              181
  British American Tobacco plc                        63,331              684
  Cadbury Schweppes plc                               40,427              304
  Centrica plc                                        54,314              169
  CGNU plc                                            45,116              364
  GlaxoSmithKline plc                                 73,087            1,587
  Great Universal Stores plc                          19,187              177
  Hays plc                                           155,335              366
  HSBC Holdings plc                                   25,744              297
  Imperial Tobacco Group plc (Registered)          (a)11,300              179
  Invensys plc                                        61,000               83
  Lattice Group plc                                (a)65,208              171
  Lloyds TSB Group plc                                56,633              566
  PHS Group plc                                      145,000              218

    The accompanying notes are an integral part of the financial statements.  41

MORGAN STANLEY INSTITUTIONAL FUND, INC.
EUROPEAN VALUE EQUITY PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                                        VALUE
                                                      SHARES            (000)
=============================================================================
UNITED KINGDOM (CONT.)
  Reckitt Benckiser plc                               10,610       $      191
  Reed International plc                              57,823              552
  Rentokil Initial plc                                93,841              384
  Rolls-Royce plc                                     70,520              175
  Sainsbury (J) plc                                   34,174              186
  Scottish & Southern Energy plc                      18,875              188
  Shell Transport & Trading Co., plc                 189,658            1,438
  Smiths Industries plc                               14,656              191
  SSL International plc                               62,003              340
  Vodafone Group plc                                 717,350              989
  William Hill plc                                 (a)63,800              259
  WPP Group plc                                       21,572              183
-----------------------------------------------------------------------------
                                                                       12,322
=============================================================================
  TOTAL COMMON STOCKS (COST $34,851)                                   34,889
=============================================================================
PREFERRED STOCKS (2.5%)
GERMANY (0.8%)
  Fresenius AG                                      (c)5,792              293
-----------------------------------------------------------------------------
ITALY (0.8%)
  Telecom Italia S.p.A. (RNC)                         52,154              278
-----------------------------------------------------------------------------
SPAIN (0.9%)
  Amadeus Global Travel Distribution S.A.          (a)53,982              347
-----------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS (COST $1,054)                                    918
=============================================================================
  TOTAL FOREIGN SECURITIES (97.5%) (COST $35,905)                      35,807
=============================================================================

                                                        FACE
                                                      AMOUNT
                                                       (000)
=============================================================================
SHORT-TERM INVESTMENTS (9.4%)
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL
 ON LOANED SECURITIES (3.7%)
  Banco Bilbao Viz Argentaria, NY,
    1.86%, 4/24/03                                 $     171              171
  Bank of Nova Scotia, NY,
    2.51%, 2/04/03                                       122              122
  Bayrische Hypo-Und Vereinsbank,
    1.78%, 7/31/02                                        49               49
  Canadian Imperial Bank, NY, 2.05%, 7/31/02              11               11
  Commerzbank AG, 1.88%, 9/23/02                         123              123
  Credit Suisse First Boston USA, Inc.,
    2.28%, 11/25/02                                       54               54
  Federal Home Loan Bank, 1.77%, 8/23/02                  61               61
  Federal National Mortgage Association,
    1.85%, 8/12/02                                        61               61
  Federal National Mortgage Association,
    1.87%, 12/06/02                                       33               33
  Federal National Mortgage Association,
    1.90%, 10/04/02                                       61               61
  Goldman Sachs Group LP, 2.10%, 7/25/02                  43               43
  Lloyds Bank London plc, 2.36%, 2/24/03                  61               61
  Merrill Lynch & Co., 1.99%, 7/24/02                     20               20
  National City Bank of Cleveland,
    1.86%, 11/07/02                                      122              122

                                                        FACE
                                                      AMOUNT            VALUE
                                                       (000)            (000)
=============================================================================
  National City Bank of Cleveland,
    2.07%, 10/23/02                                $      42       $       42
  Quebec Province, 2.20%, 1/31/03                        120              120
  Salomon Smith Barney, Inc., 2.06%, 9/11/02              13               13
  Societe Generale, London, 1.82%, 7/22/02               122              122
  Societe Generale, NY, 2.00%, 7/12/02                    21               21
  Unicredito Italiano, NY, 2.00%, 7/8/02                  37               37
-----------------------------------------------------------------------------
                                                                        1,347
=============================================================================

                                                      SHARES
=============================================================================
INVESTMENT COMPANIES HELD AS COLLATERAL
 ON LOANED SECURITIES (4.6%)
  AIM S.T Investment Co.                             141,000              141
  American Select Cash Reserve Fund                   89,000               89
  CITI Institutional Liquid Reserve Fund             110,000              110
  Dreyfus Cash Management Plus Fund                  110,000              110
  Evergreen Institutional Money Market Fund          110,000              110
  Federated Prime Value Fund                         122,000              122
  Harris Insight Money Market Fund                   122,000              122
  Janus Institutional Money Market Fund               61,000               61
  Merrill Lynch Premier Institutional Fund           122,000              122
  Merrimac Cash Series Fund                          110,000              110
  Nations Cash Reserve Fund                          110,000              110
  One Group Institutional Prime
    Money Market Fund                                122,000              122
  Prudential Institutional Liquidity
    Money Market Fund                                122,000              122
  Reserve Primary Money Market Fund                  122,000              122
  TempCash Money Market Fund                         122,000              122
-----------------------------------------------------------------------------
                                                                        1,695
=============================================================================

                                                        FACE
                                                      AMOUNT
                                                       (000)
=============================================================================
REPURCHASE AGREEMENT (1.1%)
  J.P. Morgan Securities, Inc., 1.95%, dated
    6/28/02, due 7/1/02                             $ (f)387              387
-----------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS (COST $3,429)                            3,429
=============================================================================
FOREIGN CURRENCY (0.8%)
  British Pound                                   GBP     93              142
  Euro                                            EUR    133              132
  Swiss Franc                                     CHF     22               15
-----------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $288)                                      289
=============================================================================

42  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       EUROPEAN VALUE EQUITY PORTFOLIO

                                       FINANCIAL STATEMENTS
                                       JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                                        VALUE
                                                                        (000)
=============================================================================
TOTAL INVESTMENTS (107.7%) (COST $39,622)                          $   39,525
=============================================================================
OTHER ASSETS (1.9%)
  Cash                                            $        1
  Receivable for Investments Sold                        351
  Foreign Withholding Tax Reclaim Receivable             265
  Dividends Receivable                                    76              693
=============================================================================
LIABILITIES (-9.6%)
  Collateral on Securities Loaned, at Value           (3,042)
  Payable for Investments Purchased                     (378)
  Directors' Fees and Expenses Payable                   (19)
  Investment Advisory Fees Payable                       (17)
  Custodian Fees Payable                                 (13)
  Administrative Fees Payable                             (8)
  Distribution Fees, Class B                              (1)
  Other Liabilities                                      (34)          (3,512)
=============================================================================
NET ASSETS (100%)                                                  $   36,706
=============================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                    $   38,354
Undistributed Net Investment Income (Loss)                                417
Accumulated Net Realized Gain (Loss)                                   (2,003)
Unrealized Appreciation (Depreciation) on Investments and
  Foreign Currency Translations                                           (62)
-----------------------------------------------------------------------------
NET ASSETS                                                         $   36,706
=============================================================================
CLASS A:
--------
NET ASSETS                                                         $   35,637
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 3,048,196 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                         $    11.69
=============================================================================
CLASS B:
--------
NET ASSETS                                                         $    1,069
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 91,449 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                         $    11.69
=============================================================================

(a) -- Non-income producing security
(c) -- All or a portion of security on loan at June 30, 2002 -- See note A-9 to financial statements.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

=============================================================================
                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                         CLASSIFICATION -- JUNE 30, 2002

                                                                      PERCENT
                                                       VALUE           OF NET
INDUSTRY                                               (000)           ASSETS
-----------------------------------------------------------------------------
Aerospace & Defense                               $      607              1.7%
Air Freight & Couriers                                   352              1.0
Banks                                                  5,093             13.9
Beverages                                                931              2.5
Chemicals                                              1,171              3.2
Commercial Services & Supplies                         1,778              4.9
Construction Materials                                   347              0.9
Diversified Financials                                   757              2.1
Diversified Telecommunication Services                 1,401              3.8
Electric Utilities                                       456              1.2
Electrical Equipment                                     394              1.1
Food & Drug Retailing                                    556              1.5
Food Products                                          3,591              9.8
Gas Utilities                                            928              2.5
Household Durables                                       385              1.0
Insurance                                              1,666              4.5
Machinery                                                466              1.3
Media                                                    971              2.7
Office Electronics                                       473              1.3
Oil & Gas                                              3,890             10.6
Pharmaceuticals                                        3,503              9.5
Tobacco                                                1,257              3.4
Wireless Telecommunication Services                    1,153              3.1
Other                                                  3,681             10.0
-----------------------------------------------------------------------------
                                                  $   35,807             97.5%
=============================================================================

    The accompanying notes are an integral part of the financial statements.  43

MORGAN STANLEY INSTITUTIONAL FUND, INC.

INVESTMENT OVERVIEW


GLOBAL FRANCHISE PORTFOLIO

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2002)

--------------------------
United Kingdom        44.7%
United States         20.2
Switzerland            7.2
France                 6.9
Italy                  5.3
Sweden                 4.6
Finland                4.3
Spain                  3.8
Canada                 2.3
Other                  0.7
--------------------------

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX(1)

                                                        TOTAL RETURNS(2)
                                                  ----------------------------
                                                                      AVERAGE
                                                                 ANNUAL SINCE
                                                         YTD        INCEPTION
------------------------------------------------------------------------------
Portfolio - Class A(3)                                 17.56%           42.74%
Portfolio - Class B(3)                                 17.50            42.15
Index                                                  (8.82)           (7.25)

(1) The MSCI World Index is an unmanaged index of common stocks and includes securities representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific region.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)  Commenced operations on November 28, 2001

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. BECAUSE THE PERFORMANCE CITED REFLECTS A SHORT TIME FRAME, IT MAY NOT BE REPRESENTATIVE OF THE PERFORMANCE OF THE PORTFOLIO OVER LONGER TIME PERIODS.

The Global Franchise Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world, that it believes have, among other things, resilient business franchises and growth potential. This Portfolio's concentration of its assets in a smaller number of companies may subject it to greater investment risk than a portfolio with a larger number of companies. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the six months ended June 30, 2002, the Portfolio had a total return of 17.56% for the Class A shares and 17.50% for the Class B shares compared to -8.82% for the Morgan Stanley Capital International (MSCI) World Index (the "Index").

MARKET REVIEW

The Portfolio significantly outperformed the benchmark. Its positive returns have been driven by a combination of strong stock selection across the industries we invest in, as well as a significant bias in the Portfolio toward the stable consumer staples sector (71% weight vs. 8.2% in the Index), one of only two broad sectors to generate a positive return for the period. From a relative perspective, the Portfolio's zero weight in technology, telecoms and health care was helpful as those sectors fell 30%, 31% and 12%, respectively.

Our consumer branded goods holdings rose strongly. A spanish lift installation and servicing company was another strong contributor.

Consistent with our long-term buy and hold approach, there was limited activity in the Portfolio for the first six months of this year.

MARKET OUTLOOK

The Portfolio seeks companies that possess four quality characteristics: resilient business franchise employed, dominant intangible assets (brands, copyright, etc.), recurring revenue and the potential for growth through reinvestment of free cash. We also demand a reasonable valuation which we define as free cash flow yield equal to or greater than interest rates. The quality and value hurdle we set, by necessity, leads to a concentrated number of stocks. Not surprisingly, in the current environment of economic uncertainty, accounting shenanigans and corporate impropriety the market has revalued upwards a number of our companies. However, the weighted average free cash flow yield of the Portfolio is

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                       INVESTMENT OVERVIEW


GLOBAL FRANCHISE PORTFOLIO (CONT'D)

around 5% today, which we believe compares favorably with long interest rates and suggests that we are not paying in today's share price for potential future growth. From an operational perspective, the Portfolio's holdings generally are performing as well as we had hoped or exceeding our expectations. Many of our companies have re-invested the benefits of recent cost-cutting initiatives back into brand support and promotion rather than take the savings to the bottom line. That gives us comfort that these companies are thinking about brand longevity rather than short-term earnings per share.

July 2002

MORGAN STANLEY INSTITUTIONAL FUND, INC.
GLOBAL FRANCHISE PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS

                                                                        VALUE
                                                      SHARES            (000)
=============================================================================
COMMON STOCKS (99.3%)
CANADA (2.3%)
  Torstar Corp.                                      107,842       $    1,715
-----------------------------------------------------------------------------
FINLAND (4.3%)
  Kone Oyj, Class B                                  108,090            3,216
  Rapala Normark Corp.                                 3,581               14
-----------------------------------------------------------------------------
                                                                        3,230
=============================================================================
FRANCE (6.9%)
  Groupe Danone                                       28,781            3,974
  Pernod - Ricard S.A.                                12,638            1,243
-----------------------------------------------------------------------------
                                                                        5,217
=============================================================================
ITALY (5.3%)
  Davide Campari - Milano S.p.A.                  (a)120,385            4,000
-----------------------------------------------------------------------------
SPAIN (3.8%)
  Zardoya Otis S.A.                                  219,308            2,915
-----------------------------------------------------------------------------
SWEDEN (4.6%)
  Swedish Match AB                                   425,232            3,529
-----------------------------------------------------------------------------
SWITZERLAND (7.2%)
  Cie Financiere Richemont AG, Class A                70,497            1,611
  Nestle S.A. (Registered)                            16,349            3,831
-----------------------------------------------------------------------------
                                                                        5,442
=============================================================================
UNITED KINGDOM (44.7%)
  Allied Domecq plc                                  625,518            4,121
  British American Tobacco plc                       400,716            4,326
  Cadbury Schweppes plc                              718,524            5,408
  Capital Radio plc                                   72,288              700
  Diageo plc                                         240,831            3,142
  Imperial Tobacco Group plc                         210,919            3,446
  Imperial Tobacco Group plc (Registered)          (a)80,127            1,273
  Reckitt Benckiser plc                              331,048            5,967
  Reed International plc                             136,462            1,303
  SMG plc                                          1,034,518            1,980
  Ulster Television plc                               78,119              449
  WPP Group plc                                      211,013            1,790
-----------------------------------------------------------------------------
                                                                       33,905
=============================================================================
UNITED STATES (20.2%)
  Brown - Forman Corp., Class B                       49,404            3,411
  Fortune Brands, Inc.                                35,101            1,964
  Kimberly - Clark Corp.                              60,411            3,745
  New York Times Co., Class A                         69,988            3,604
  Philip Morris Cos., Inc.                            58,723            2,565
-----------------------------------------------------------------------------
                                                                       15,289
=============================================================================
  TOTAL COMMON STOCKS (COST $66,521)                                   75,242
=============================================================================
  TOTAL FOREIGN SECURITIES (99.3%) (COST $66,521)                      75,242
=============================================================================

                                                        FACE
                                                      AMOUNT            VALUE
                                                       (000)            (000)
=============================================================================
SHORT-TERM INVESTMENT (1.5%)
REPURCHASE AGREEMENT (1.5%)
  J.P. Morgan Securities, Inc., 1.95%, dated
    6/28/02, due 7/1/02
    (COST $1,157)                                 $ (f)1,157       $    1,157
-----------------------------------------------------------------------------
FOREIGN CURRENCY (0.0%)
  Canadian Dollar (COST $9)                     CAD       13                9
-----------------------------------------------------------------------------
TOTAL INVESTMENTS (100.8%) (COST $67,687)                              76,408
=============================================================================
OTHER ASSETS (0.8%)
  Receivable for Investments Sold                 $      433
  Dividends Receivable                                   146
  Foreign Withholding Tax Reclaim Receivable              28              607
=============================================================================
LIABILITIES (-1.6%)
  Net Unrealized Loss on Foreign Currency
    Exchange Contracts                                  (715)
  Payable for Investments Purchased                     (388)
  Investment Advisory Fees Payable                       (81)
  Administrative Fees Payable                            (19)
  Custodian Fees Payable                                  (7)
  Distribution Fees, Class B                              (1)
  Bank Overdraft Payable                                  (1)
  Other Liabilities                                      (12)          (1,224)
=============================================================================
NET ASSETS (100%)                                                  $   75,791
=============================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                    $   67,249
Undistributed Net Investment Income (Loss)                                559
Accumulated Net Realized Gain (Loss)                                      (25)
Unrealized Appreciation (Depreciation) on
  Investments and Foreign Currency Translations                         8,008
-----------------------------------------------------------------------------
NET ASSETS                                                         $   75,791
=============================================================================
CLASS A:
--------
NET ASSETS                                                         $   74,404
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 6,038,135 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                         $    12.32
=============================================================================
CLASS B:
--------
NET ASSETS                                                         $    1,387
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 112,830 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                         $    12.29
=============================================================================

(a) -- Non-income producing security
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
@   -- Value is less than $500.

46  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       GLOBAL FRANCHISE PORTFOLIO

                                       FINANCIAL STATEMENTS
                                       JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

=============================================================================
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

CURRENCY                                  IN                       NET
   TO                                  EXCHANGE                 UNREALIZED
 DELIVER       VALUE   SETTLEMENT         FOR        VALUE      GAIN/(LOSS)
  (000)        (000)      DATE           (000)       (000)         (000)
--------------------------------------------------------------------------
GBP 10,000   $ 15,275    8/12/02      US$ 14,512   $ 14,512      $ (763)
US$     18         18     7/1/02      EUR     18         18         @--
US$  1,021      1,021    8/12/02      EUR    700      1,069          48
             --------                              --------      ------
             $ 16,314                              $ 15,599      $ (715)
             ========                              ========      ======
=============================================================================

GBP -- British Pound
EUR -- Euro

=============================================================================
                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                         CLASSIFICATION-- JUNE 30, 2002

                                                               PERCENT
                                                     VALUE      OF NET
INDUSTRY                                             (000)      ASSETS
-----------------------------------------------------------------------
Beverages                                         $ 15,917        21.0%
Electrical Equipment                                 3,216         4.2
Food Products                                       13,212        17.5
Household Durables                                   1,964         2.6
Household Products                                   9,712        12.8
Machinery                                            2,915         3.8
Media                                               11,093        14.7
Textiles & Apparel                                   1,611         2.1
Tobacco                                             15,139        20.0
Other                                                  463         0.6
=======================================================================
                                                  $ 75,242        99.3%
=======================================================================

    The accompanying notes are an integral part of the financial statements.  47

MORGAN STANLEY INSTITUTIONAL FUND, INC.

INVESTMENT OVERVIEW


GLOBAL VALUE EQUITY PORTFOLIO

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2002)

--------------------------
United States         42.3%
United Kingdom        14.9
Japan                  9.1
France                 8.8
Switzerland            7.0
Netherlands            6.2
Italy                  2.0
Sweden                 1.2
Ireland                1.2
Other                  7.3
--------------------------

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX(1)

                                              TOTAL RETURNS(2)
                                  -------------------------------------------
                                                           AVERAGE ANNUAL
                                                     ------------------------
                                                 ONE      FIVE          SINCE
                                     YTD        YEAR     YEARS      INCEPTION
-----------------------------------------------------------------------------
Portfolio - Class A(3)             0.45%     (4.71)%     5.37%        12.83%
Portfolio - Class B(4)             0.33      (4.91)      5.09          9.69
Index - Class A                   (8.82)    (15.22)      0.52          7.53
Index - Class B                   (8.82)    (15.22)      0.52          4.59

(1) The MSCI World Index is an unmanaged index of common stocks and includes securities representative of the market structure over 20 developed market countries in North America, Europe, and the Asia/Pacific region.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)  Commenced operations on July 15, 1992

(4)  Commenced operations on January 2, 1996


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Global Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the six months ended June 30, 2002, the Portfolio had a total return of 0.45% for the Class A shares and 0.33% for the Class B shares compared to -8.82% for the Morgan Stanley Capital International (MSCI) World Index (the "Index").

MARKET REVIEW

The Portfolio preserved capital better than the Index, for the year-to-date, with the Portfolio returning a positive return as compared to the fall of the Index. June was a difficult month for all sectors with technology and telecoms suffering most significantly. For the year-to-date, strong stock selection and the Portfolio's underweight position in technology and overweight in consumer staples were the prime drivers of the Portfolio's outperformance to the Index. The Portfolio's technology stocks fell by 0.9% against the technology sector within the Index which fell 29.9%. The consumer staples sector benefited from continuing economic uncertainty and a sustained flight to quality stocks. Additionally, the overweight position in certain defense contractors greatly benefited the Portfolio. We believe the Portfolio is well positioned to benefit from the long-term procurement contracts which these companies have in place and the predictable cash flow they should generate.

MARKET OUTLOOK

We anticipate that the Portfolio will remain defensive. Given the current volatility in equity markets driven by recent revelations and continuing concern about U.S. accounting scandals and economic uncertainty, our overweights in consumer branded goods continues to be our largest sector deviation from the Index. We are inclined to add technology, financials and other economically sensitive stock exposure given further weakness in the months ahead but valuation generally remains an impediment. Expectations built into valuations in many parts of the market are still high and pockets of earnings disappointments remain. It is likely that we have not seen the end of accounting abuses coming to light and believe that caution is warranted. We continue to seek shelter in structurally sound companies with strong or improving free cash flow, and retain our strong attention to balance sheet quality and bottom up stock selection.

July 2002

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       GLOBAL VALUE EQUITY PORTFOLIO

                                       FINANCIAL STATEMENTS
                                       JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS

                                                                        VALUE
                                                      SHARES            (000)
=============================================================================
COMMON STOCKS (96.2%)
CANADA (0.6%)
  Potash Corp. of Saskatchewan, Inc.                   6,580       $      441
-----------------------------------------------------------------------------
CHINA/HONG KONG (0.0%)
  Hong Kong Electric Holdings Ltd.                    (a)180                1
-----------------------------------------------------------------------------
DENMARK (0.7%)
  Danisco A/S                                         13,970              513
-----------------------------------------------------------------------------
FINLAND (0.5%)
  Sampo Insurance Co., plc, Class A                   46,400              364
-----------------------------------------------------------------------------
FRANCE (8.8%)
  Aventis S.A.                                        24,590            1,750
  Compagnie de Saint - Gobain                         19,024              857
  Credit Agricole S.A.                                18,090              404
  Groupe Danone                                     (a)5,830              805
  Lafarge S.A.                                         8,805              882
  Pernod - Ricard S.A.                                 4,280              421
  TotalFinaElf S.A.                                    6,930            1,130
-----------------------------------------------------------------------------
                                                                        6,249
=============================================================================
GERMANY (0.9%)
  BASF AG                                             13,854              645
-----------------------------------------------------------------------------
IRELAND (1.2%)
  Green Property plc                                  99,806              891
-----------------------------------------------------------------------------
ITALY (1.3%)
  ENI S.p.A.                                          55,630              888
-----------------------------------------------------------------------------
JAPAN (9.1%)
  Canon, Inc.                                         21,000              795
  Daiwa Securities Group, Inc.                        73,000              474
  Fuji Photo Film Ltd.                                24,000              777
  Fuji Television Network, Inc.                           42              243
  Fujitsu Ltd.                                       105,000              734
  Hitachi Ltd.                                        55,000              356
  Mitsubishi Electric Corp.                       (a)107,000              481
  Mitsui Sumitomo Insurance Co., Ltd.                 89,000              480
  Nippon Telegraph & Telephone Corp.                     202              833
  Sankyo Co., Ltd.                                    45,000              613
  Tokyo Gas Co., Ltd.                                248,000              691
-----------------------------------------------------------------------------
                                                                        6,477
=============================================================================
NETHERLANDS (6.2%)
  Akzo Nobel N.V.                                     15,570              681
  Heineken N.V.                                       16,500              727
  ING Groep N.V.                                      36,892              952
  Koninklijke (Royal) Philips Electronics N.V.     (a)29,890              838
  Royal Dutch Petroleum Co.                           21,500            1,188
-----------------------------------------------------------------------------
                                                                        4,386
=============================================================================
NORWAY (0.7%)
  Statoil ASA                                         57,900              517
-----------------------------------------------------------------------------
SINGAPORE (0.4%)
  United Overseas Bank Ltd.                        (a)40,000              287
-----------------------------------------------------------------------------
SOUTH KOREA (0.5%)
  Samsung Electronics Co. GDR (New)                 (e)2,500              343
-----------------------------------------------------------------------------
SPAIN (0.4%)
  Telefonica                                       (a)35,912              303
-----------------------------------------------------------------------------
SWEDEN (1.2%)
  Nordea AB                                          163,200       $      891
-----------------------------------------------------------------------------
SWITZERLAND (7.0%)
  Cie Financiere Richemont AG, Class A                19,115              437
  Converium Holding AG                             (a)17,020              884
  Credit Suisse Group                              (a)11,600              370
  Holcim Ltd. (Bearer)                                 2,156              497
  Nestle S.A. (Registered)                             6,750            1,582
  Syngenta AG                                       (a)9,016              545
  UBS AG                                            (a)7,285              368
  Zurich Financial Services AG                         1,495              303
-----------------------------------------------------------------------------
                                                                        4,986
=============================================================================
UNITED KINGDOM (14.9%)
  Allied Domecq plc                                  195,710            1,290
  BAA plc                                             41,100              377
  BAE Systems plc                                    326,500            1,675
  Cadbury Schweppes plc                              186,013            1,400
  CGNU plc                                            47,100              380
  Diageo plc                                          52,896              690
  GlaxoSmithKline plc                                 44,100              958
  Imperial Tobacco Group plc                          25,710              420
  Imperial Tobacco Group plc (Registered)          (a)10,284              163
  Lloyds TSB Group plc                                46,500              465
  Prudential Corp. plc                                32,800              301
  Rolls-Royce plc                                    150,700              374
  Sainsbury (J) plc                                   93,618              510
  Vodafone Group plc                                 551,800              761
  WPP Group plc                                      102,500              870
-----------------------------------------------------------------------------
                                                                       10,634
=============================================================================
UNITED STATES (41.8%)
  Albertson's, Inc.                                   31,222              951
  Alcoa, Inc.                                         31,040            1,029
  AT&T Wireless Services, Inc.                     (a)40,800              239
  BJ's Wholesale Club, Inc.                        (a)20,840              802
  Boise Cascade Corp.                                 26,040              899
  Bristol - Myers Squibb Co.                          24,800              637
  Cadiz, Inc.                                      (a)48,560              413
  ChevronTexaco Corp.                                  4,200              372
  Deere & Co.                                         18,400              881
  Delphi Automotive Systems Corp.                     25,700              339
  EnPro Industries, Inc.                              (a)960                5
  Exelon Corp.                                        16,350              855
  First Data Corp.                                     8,800              331
  Gap, Inc.                                            8,200              116
  General Dynamics Corp.                               5,710              607
  Georgia Pacific Group                               18,373              452
  Goodrich (BF) Co.                                    8,800              240
  Hewlett Packard Co.                                 13,800              211
  International Business Machines Corp.                9,900              713
  Interpublic Group of Companies, Inc.                23,500              582
  JP Morgan Chase & Co.                               30,550            1,036
  Kimberly - Clark Corp.                              16,550            1,026

    The accompanying notes are an integral part of the financial statements.  49

MORGAN STANLEY INSTITUTIONAL FUND, INC.
GLOBAL VALUE EQUITY PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                                        VALUE
                                                      SHARES            (000)
=============================================================================
UNITED STATES (CONT.)
  Kroger Co.                                       (a)17,100       $      340
  Loews Corp. - Carolina Group                        15,400              417
  MBIA, Inc.                                          15,600              882
  McDonald's Corp.                                    32,530              925
  McGraw-Hill Cos., Inc.                              14,700              878
  Mellon Bank Corp.                                   28,270              889
  Merrill Lynch & Co.                                 18,200              737
  Metlife, Inc.                                       23,300              671
  Motorola, Inc.                                      71,100            1,025
  NCR Corp.                                        (a)21,300              742
  New York Times Co., Class A.                         7,670              395
  Northrop Grumman Corp.                               4,575              572
  Pharmacia Corp.                                     25,749              964
  Philip Morris Cos., Inc.                            30,850            1,348
  Principal Financial Group, Inc.                  (a)14,600              453
  Prudential Financial Group, Inc.                 (a)13,900              464
  Sabre Group Holdings, Inc.                        (a)7,600              272
  SBC Communications, Inc.                            27,800              848
  Sears, Roebuck & Co.                                10,630              577
  St. Paul Cos., Inc.                                 20,300              790
  Travelers Property Casualty Corp.                (a)47,620              843
  Tupperware Corp.                                    16,910              352
  Verizon Communications, Inc.                        21,631              869
  Wells Fargo Co.                                      4,000              200
  Wyeth                                               11,650              597
-----------------------------------------------------------------------------
                                                                       29,786
=============================================================================
  TOTAL COMMON STOCKS (COST $69,636)                                   68,602
=============================================================================
PREFERRED STOCKS (1.2%)
ITALY (0.7%)
  Telecom Italia S.p.A. (RNC)                         89,583              477
-----------------------------------------------------------------------------
UNITED STATES (0.5%)
  Ford Motor Co., Capital Trust II                     6,500              365
-----------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS (COST $827)                                      842
=============================================================================
  TOTAL FOREIGN SECURITIES (97.4%) (COST $70,463)                      69,444
=============================================================================

                                                        FACE
                                                      AMOUNT
                                                       (000)
=============================================================================
SHORT-TERM INVESTMENT (4.1%)
REPURCHASE AGREEMENT (4.1%)
  J.P. Morgan Securities, Inc., 1.95%, dated
    6/28/02, due 7/1/02
    (COST $2,960)                                 $ (f)2,960            2,960
-----------------------------------------------------------------------------
FOREIGN CURRENCY (0.2%)
  Euro                                          EUR       65               64
  Japanese Yen                                  JPY    2,619               22
  Norwegian Krone                               NOK      122               16
  Singapore Dollar                              SGD        8                5
-----------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $105)                                      107
=============================================================================
TOTAL INVESTMENTS (101.7%) (COST $73,528)                              72,511
=============================================================================

                                                                        VALUE
                                                                        (000)
=============================================================================
OTHER ASSETS (0.5%)
  Dividends Receivable                            $      136
  Foreign Withholding Tax Reclaim Receivable             129
  Receivable for Investments Sold                         55
  Other                                                   32       $      352
=============================================================================
LIABILITIES (-2.2%)
  Payable for Investments Purchased                   (1,213)
  Net Unrealized Loss on Foreign Currency               (140)
  Exchange Contracts
  Investment Advisory Fees Payable                      (128)
  Distribution Fees, Class B                             (19)
  Administrative Fees Payable                            (12)
  Custodian Fees Payable                                  (6)
  Other Liabilities                                      (21)          (1,539)
=============================================================================
NET ASSETS (100%)                                                  $   71,324
=============================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                    $   72,166
Undistributed Net Investment Income (Loss)                                534
Accumulated Net Realized Gain (Loss)                                     (232)
Unrealized Appreciation (Depreciation) on Investments and
  Foreign Currency Translations                                        (1,144)
-----------------------------------------------------------------------------
NET ASSETS                                                         $   71,324
=============================================================================
CLASS A:
--------
NET ASSETS                                                         $   42,063
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE

  Applicable to 2,709,902 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                         $    15.52
=============================================================================
CLASS B:
--------
NET ASSETS                                                         $   29,261
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE

  Applicable to 1,902,908 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                         $    15.38
=============================================================================

(a) -- Non-income producing security
(e) -- 144A security -- certain conditions for public sale may exist.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
@   -- Value is less than $500.
GDR -- Global Depository Receipts
RNC -- Non-Convertible Savings Shares

50  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       GLOBAL VALUE EQUITY PORTFOLIO

                                       FINANCIAL STATEMENTS
                                       JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

================================================================================
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

   CURRENCY                                   IN                       NET
      TO                                   EXCHANGE                 UNREALIZED
    DELIVER         VALUE  SETTLEMENT        FOR            VALUE   GAIN (LOSS)
     (000)          (000)     DATE           (000)          (000)      (000)
--------------------------------------------------------------------------------
EUR        29    $     29    7/1/02     US$        29    $     29   $   @--
JPY       115           1    7/1/02     US$         1           1       @--
JPY   190,000       1,593   8/21/02     US$     1,515       1,515       (78)
JPY   190,000       1,593   8/21/02     US$     1,533       1,533       (60)
JPY   190,000       1,593   8/21/02     US$     1,527       1,527       (66)
NOK       122          16    7/1/02     US$        16          16       @--
SGD         8           4    7/1/02     US$         4           4       @--
US$     1,368       1,368   8/21/02     JPY   170,000       1,425        57
US$       161         161   8/21/02     JPY    20,000         168         7
                 --------                                --------   -------
                 $  6,358                                $  6,218   $  (140)
                 ========                                ========   =======

================================================================================
                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                         CLASSIFICATION - JUNE 30, 2002

                                                                PERCENT
                                               VALUE             OF NET
INDUSTRY                                       (000)             ASSETS
------------------------------------------------------------------------
Aerospace & Defense                          $ 3,474                4.9%
Banks                                          3,874                5.4
Beverages                                      3,128                4.4
Chemicals                                      2,311                3.2
Communications Equipment                       1,025                1.4
Computers & Peripherals                        1,658                2.3
Construction Materials                         1,379                1.9
Diversified                                      891                1.3
Diversified Financial Services                 1,036                1.5
Diversified Financials                         2,163                3.0
Diversified Telecommunication Services         2,481                3.5
Electric Utilities                               856                1.2
Food & Drug Retailing                          1,802                2.5
Food Products                                  4,712                6.6
Gas Utilities                                    690                1.0
Hotels Restaurants & Leisure                     925                1.3
Household Durables                             1,190                1.7
Household Products                             1,026                1.4
Insurance                                      5,898                8.3
Leisure Equipment & Products                     777                1.1
Machinery                                        881                1.2
Media                                          2,967                4.2
Metals & Mining                                1,029                1.5
Mutiline Retail                                1,380                1.9
Office Electronics                               795                1.1
Oil & Gas                                      4,096                5.8
Paper & Forest Products                        1,351                1.9
Pharmaceuticals                                4,882                6.8
Software                                         742                1.0
Tobacco                                        2,348                3.3
Utilities: Telecommunications                    848                1.2
Wireless Telecommunication Services              761                1.1
Other                                          6,068                8.5
------------------------------------------------------------------------
                                             $69,444               97.4%
========================================================================

    The accompanying notes are an integral part of the financial statements.  51

MORGAN STANLEY INSTITUTIONAL FUND, INC.

INVESTMENT OVERVIEW


INTERNATIONAL EQUITY PORTFOLIO

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2002)

----------------------------
United Kingdom          32.4%
Japan                   23.4
France                   8.3
Switzerland              8.2
Netherlands              8.0
Germany                  3.2
Italy                    2.6
Sweden                   1.5
Spain                    1.4
South Korea              1.4
Other                    9.6
----------------------------

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)

                                      TOTAL RETURNS(2)
                           ------------------------------------------
                                               AVERAGE ANNUAL
                                           --------------------------
                                     ONE    FIVE     TEN      SINCE
                            YTD     YEAR   YEARS   YEARS  INCEPTION
---------------------------------------------------------------------
Portfolio - Class A (3)     7.06%   4.52%   7.57%  12.62%     11.00%
Portfolio - Class B (4)     6.95    4.42    7.34     N/A      10.83
Index - Class A            (1.62)  (9.49)  (1.55)   5.40       2.57
Index - Class B            (1.62)  (9.49)  (1.55)    N/A       1.34

(1) The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)  Commenced operations on August 4, 1989

(4)  Commenced operations on January 2, 1996


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The International Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the six months ended June 30, 2002, the Portfolio had a total return of 7.06% for the Class A shares and 6.95% for the Class B shares compared to -1.62% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index").

MARKET REVIEW

The weakness of world stock markets in the second quarter was not attributable to any unpleasant economic surprises. There may have been a slowdown in U.S. growth from the furious pace of the first quarter, but the consumer underpinned overall activity, even if his confidence sagged as the stock market declined. There was little to cheer about from Continental Europe but no marked deterioration; while in Japan, there were clear signs of a manufacturing recovery and signs of life in the housing sector. Asia, meanwhile, has embarked on selective consumer-led recoveries with the joys of low nominal interest rates driving debt-financed growth in South Korea and Thailand.

We attribute the negative second quarter returns to a belated understanding on the part of investors of the extent of past excesses. Not only did the millennium witness the most undisciplined orgy of capital expenditure since the railroad manias of the 19th century, but at the heart of it was fraudulent behavior on a scale redolent of that era allowable by an accounting system in the U.S. bereft of guiding principles. In our view, investors simply have to face the fact that there has been excessive capital formation which will likely continue to depress returns on capital for the foreseeable future while producing further unpleasant multiplier effects. It seems that markets, in their infuriating way, do foresee; so much has been discounted by recent weakness. As importantly, the real world of commerce also seems just as aware of the parlous returns on past capital expenditure which is, therefore, being pared back to levels barely sufficient to keep businesses ticking over. This corrective mechanism of capitalism sows the seeds of eventual recovery in expectation that stagnant or falling capacity will eventually match growing demand. As for supply, we believe consolidation throughout the telecommunications industry is an inevitability and the personal computer is close to the bottom of a vicious downward cycle with replacement

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                       INVESTMENT OVERVIEW


INTERNATIONAL EQUITY PORTFOLIO (CONT'D)

demand likely near certainty in about eighteen months. This, combined with the spectacular advances in flat screen technology, augur well for the medium-term.

Therefore, we believe that activity in the bubble sectors of the economy, that is technology and private capital expenditure, are close to a low that is probably already discounted. However, we expect the recovery to be as moderate as the capital returns that eventually accrue to sectors such as telecommunications. Meanwhile, private consumption, which has enjoyed such a fillip globally from low nominal interest rates, is unlikely to enjoy the kind of growth normally associated with periods of recovery. With savings rates structurally insufficient in Europe, and at paltry levels in the U.S. at a time of extended borrowing against elevated property prices, we believe there is little prospect of consumption growth in excess of GNP on a secular basis. Meanwhile, government expenditure in the U.S. has already grown more than any Republican government would like. In Europe, the EU countries are restricted by fiscal straitjackets of their own making, while Japan is confronting past excesses. In our opinion, it is no wonder trade tensions are high at present since exports are the only natural avenue for economic growth.

The reasons for the Portfolio's outperformance have been fairly consistent on a monthly, quarterly and year-to-date basis, namely, stock selection in information technology, and stock selection and overweight consumer staples. In information technology, the Portfolio significantly outperformed the benchmark. This was primarily due to good Asian stock selection and, generally, avoiding European technology. Given the scale of the falls in Europe, we are now looking to add to quality European names and to selectively lock in the good performance from our Japanese names. In consumer staples, our tobacco holdings have driven performance. Although their absolute free cash flow valuation remains reasonable, the tobacco stocks reached close to 15-year highs relative to the market and we, therefore, locked in some profit. As a whole, the free cash flow yields of our consumer staples stocks remain attractive compared to long-term bonds in spite of their very strong performance year-to-date.

MARKET OUTLOOK

Given that we believe most of the past excesses have been cathartically purged, we are not overly bearish of markets at current levels. Indeed, we are minded to increase our exposure to the depressed sectors of technology and telecommunications, if only, we could find companies with higher quality management and balance sheets. Stock market weakness has generally been efficient and quality companies are still not in the value investor's range. As to the question of our appetite for low quality companies at low prices, the answer is not much more than the Index given that the quality names in the Portfolio are fairly valued rather than fully valued.

Our underweight position in financials has persisted and has helped performance in recent weeks. Any relief rally should lead to a sharp recovery from the life insurance sector but we are intensely suspicious of this industry's poor cash flow characteristics concealed by the capitalization of fund acquisition costs. If the deflation of the bubble is nearly complete, and a trend of consolidation lies ahead, then the investment banking cycle should enjoy an upturn; but we prefer to see what damage was inflicted by recent volatility before substantially increasing our commitment. As to the retail banks, they have proved as resilient as the consumer and look, in our view, as dull as the consumption outlook that we forecast. An exception may be, Japan, where spreads are rapidly improving from derisory levels.

As to cyclical, recent weeks have brought stocks down to levels where an increased commitment may be warranted from an underweight position. Conversely, one can expect some profits to be taken from our rewarding overweight positions in tobacco. Meanwhile, a substantial and slightly above market exposure to pharmaceuticals is likely to remain, though we are mindful of the radical deterioration in the U.S. market environment for sellers of prescription drugs.

During the second quarter, world stock markets adjusted to a more realistic view of the world economy while punishing the U.S. corporate sector and the U.S. dollar for some particular excesses. We feel stock markets can recover over the balance of the year towards levels seen at the end of the last quarter. The biggest recovery we expect will come in the biggest decliners, but our exposure to this area will be limited by our low propensity to buy bad companies at low prices. The principal threat to our thesis is an abrupt end to consumption growth as Americans and other individuals confront the damage done to their long-term savings from recent market action. Empirical evidence of such a development is meager at present. Let's hope it remains that way.

July 2002

MORGAN STANLEY INSTITUTIONAL FUND, INC.
INTERNATIONAL EQUITY PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS

                                                                          VALUE
                                                           SHARES         (000)
===============================================================================
COMMON STOCKS (94.5%)
AUSTRALIA (1.3%)
  Telstra Corp., Ltd.                                  22,423,684    $   58,888
-------------------------------------------------------------------------------
BELGIUM (0.6%)
  Fortis                                          (a)(c)1,172,542        25,096
-------------------------------------------------------------------------------
CANADA (0.3%)
  Husky Energy, Inc.                              (a)(c)1,224,913        13,466
-------------------------------------------------------------------------------
DENMARK (0.6%)
  Danisco A/S                                          (c)698,158        25,626
-------------------------------------------------------------------------------
FINLAND (1.0%)
  Nokia Oyj                                          (c)3,181,456        46,762
-------------------------------------------------------------------------------
FRANCE (8.3%)
  Aventis S.A.                                       (c)1,458,134       103,763
  Compagnie de Saint - Gobain                        (c)1,120,448        50,507
  Groupe Danone                                     (a)(c)709,279        97,922
  Schneider Electric S.A.                                 292,886        15,817
  Societe Generale, Class A                               515,999        34,135
  TotalFinaElf S.A.                                    (c)433,359        70,660
-------------------------------------------------------------------------------
                                                                        372,804
===============================================================================
GERMANY (3.2%)
  Deutsche Telekom AG (Registered)                   (c)3,010,100        28,421
  E. On AG                                             (c)451,724        26,433
  Muechener Rueck AG (Registered)                      (c)278,955        66,262
  RWE AG                                               (c)614,418        24,345
-------------------------------------------------------------------------------
                                                                        145,461
===============================================================================
HONG KONG (1.0%)
  CLP Holdings Ltd.                                  (a)6,614,000        26,287
  Hong Kong Land Holdings Ltd.                      (c)10,972,306        17,665
-------------------------------------------------------------------------------
                                                                         43,952
===============================================================================
ITALY (1.4%)
  ENI S.p.A.                                         (c)3,824,035        61,062
-------------------------------------------------------------------------------
JAPAN (23.4%)
  Aastsu - DK, Inc.                                       465,500        10,158
  Asahi Kasei Corp.                                     3,344,000        11,156
  Canon, Inc.                                        (c)1,367,000        51,775
  Dai Nippon Printing Co., Ltd.                         3,949,000        52,530
  Daiwa Securities Group, Inc.                          5,984,000        38,874
  Fuji Photo Film Ltd.                                  1,031,000        33,360
  Fuji Television Network, Inc.                             5,064        29,341
  Fujitsu Ltd.                                       (c)7,919,000        55,351
  Hitachi Ltd.                                          7,379,000        47,813
  Japan Tobacco, Inc.                                    (c)7,194        48,359
  Kyocera Corp.                                     (a)(c)190,400        13,929
  Lawson, Inc.                                         (c)639,600        19,626
  Matsushita Electric Industrial Co., Ltd.           (c)1,755,000        23,991
  Millea Holdings, Inc.                                  (a)7,913        65,101
  Mitsubishi Electric Corp.                       (a)(c)6,384,000        28,716
  Mitsui Sumitomo Insurance Co., Ltd.                   8,614,000        46,453
  Mizuho Holdings, Inc.                                  (c)6,958        15,475
  Nippon Telegraph & Telephone Corp.                       12,008        49,496
  Rohm Co., Ltd.                                       (c)189,900        28,404
  Sankyo Co., Ltd.                                      3,216,000        43,828
  Sekisui House Co., Ltd.                            (c)3,976,000    $   29,287
  Shionogi & Co., Ltd.                                    781,000         9,984
  Sumitomo Electric Industries, Ltd.                    1,900,000        13,201
  Tokyo Electric Power Co.                              1,175,900        24,235
  Tokyo Gas Co., Ltd.                                  17,128,200        47,688
  Toppan Printing Co., Ltd.                             2,685,000        27,971
  Toyo Seikan Kaisha Ltd.                               2,185,000        28,791
  Toyota Motor Corp.                                    2,718,700        72,283
  Yamanouchi Pharmaceutical Co., Ltd.                (c)3,209,100        83,444
-------------------------------------------------------------------------------
                                                                      1,050,620
===============================================================================
NETHERLANDS (8.0%)
  Akzo Nobel N.V.                                       1,008,762        44,112
  CSM N.V.                                              1,126,502        27,183
  Heineken N.V.                                           556,042        24,508
  ING Groep N.V.                                        1,843,720        47,544
  Koninklijke (Royal) KPN N.V.                       (a)6,351,962        29,861
  Koninklijke (Royal) Philips
    Electronics N.V.                                   (a)752,253        21,092
  Royal Dutch Petroleum Co.                             2,039,013       114,057
  Unilever N.V.                                           791,473        52,044
-------------------------------------------------------------------------------
                                                                        360,401
===============================================================================
PORTUGAL (0.3%)
  Electricidade de Portugal S.A.                     (a)7,034,238        13,674
-------------------------------------------------------------------------------
SINGAPORE (0.7%)
  Jardine Strategic Holdings Ltd.                       6,792,656        19,835
  United Overseas Bank Ltd.                          (a)1,553,328        11,161
-------------------------------------------------------------------------------
                                                                         30,996
===============================================================================
SOUTH KOREA (1.4%)
  Samsung Electronics Co. GDR                      (a)(c)(e)7,389         1,010
  Samsung Electronics Co. GDR (New)                 (c)(e)438,877        60,258
-------------------------------------------------------------------------------
                                                                         61,268
===============================================================================
SPAIN (1.4%)
  Iberdrola                                          (c)2,349,287        34,368
  Telefonica                                         (a)3,205,934        27,027
-------------------------------------------------------------------------------
                                                                         61,395
===============================================================================
SWEDEN (1.5%)
  ForeningsSparbanken AB                                1,812,379        23,058
  Nordea AB                                          (c)8,001,453        43,690
-------------------------------------------------------------------------------
                                                                         66,748
===============================================================================
SWITZERLAND (7.7%)
  Holcim Ltd. (Bearer)                                 (c)101,344        23,370
  Nestle S.A. (Registered)                                483,225       113,228
  Novartis AG (Registered)                              1,740,266        76,913
  Roche Holding AG                                        700,921        53,247
  Swiss Reinsurance                                     (c)93,704         9,207
  UBS AG                                               (a)947,761        47,903
  Zurich Financial Services AG                          (c)93,952        19,064
-------------------------------------------------------------------------------
                                                                        342,932
===============================================================================
UNITED KINGDOM (32.4%)
  Allied Domecq plc                                    14,659,948        96,589

54  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       INTERNATIONAL EQUITY PORTFOLIO

                                       FINANCIAL STATEMENTS
                                       JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                                          VALUE
                                                           SHARES         (000)
===============================================================================
UNITED KINGDOM (CONT.)
  BAA plc                                               2,381,311    $   21,843
  BAE Systems plc                                      11,711,676        60,081
  Barclays plc                                          8,762,266        74,068
  BOC Group plc                                         2,364,731        36,900
  BP plc                                                9,196,361        77,596
  British American Tobacco plc                          6,065,576        65,484
  Bunzl plc                                             3,399,943        27,022
  Cadbury Schweppes plc                                13,211,682        99,439
  Diageo plc                                              143,610         1,874
  GlaxoSmithKline plc                                   6,987,164       151,723
  Great Universal Stores plc                            4,786,960        44,166
  Hays plc                                             23,905,804        56,377
  HSBC Holdings plc                                     3,562,658        41,163
  Imperial Tobacco Group plc                            3,869,492        63,226
  Imperial Tobacco Group plc
    (Registered)                                     (a)1,783,721        28,326
  Lattice Group plc                                 (a)16,384,291        42,904
  Lloyds TSB Group plc                                  4,713,350        47,132
  Prudential Corp. plc                                  2,631,500        24,178
  Reckitt Benckiser plc                                   583,803        10,522
  Reed International plc                                9,581,128        91,480
  Rentokil Initial plc                                 14,543,858        59,465
  Rolls - Royce plc                                     5,403,647        13,405
  Sainsbury (J) plc                                     8,363,374        45,594
  Scottish & Southern Energy plc                        2,477,834        24,626
  Vodafone Group plc                                   62,381,842        85,976
  Wolseley plc                                          2,227,594        22,685
  WPP Group plc                                         4,582,632        38,878
-------------------------------------------------------------------------------
                                                                      1,452,722
===============================================================================
  TOTAL COMMON STOCKS (COST $4,122,896)                               4,233,873
===============================================================================
PREFERRED STOCKS (1.7%)
ITALY (1.2%)
  Telecom Italia S.p.A. (RNC)                           9,940,742        52,944
-------------------------------------------------------------------------------
SWITZERLAND (0.5%)
  Schindler Holding AG                                    120,300        21,934
-------------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS (COST $63,610)                                  74,878
===============================================================================
  TOTAL FOREIGN SECURITIES (96.2%) (COST $4,186,506)                  4,308,751
===============================================================================

                                                             FACE
                                                           AMOUNT
                                                            (000)
================================================================================
SHORT-TERM INVESTMENTS (16.3%)
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL
 ON LOANED SECURITIES (6.4%)
  Banco Bilbao Viz Argentaria, NY,
    1.86%, 4/24/03                                  $      36,548        36,548
  Bank of Nova Scotia, NY,
    2.51%, 2/04/03                                         26,146        26,146
  Bayrische Hypo-Und Vereinsbank,
    1.78%, 7/31/02                                         10,447        10,447
  Canadian Imperial Bank, NY,
    2.05%, 7/31/02                                          2,300         2,300

                                                             FACE
                                                           AMOUNT         VALUE
                                                            (000)         (000)
===============================================================================
  Commerzbank AG,
    1.88%, 9/23/02                                  $      26,278    $   26,278
  Credit Suisse First Boston USA, Inc.,
    2.28%, 11/25/02                                        11,493        11,493
  Federal Home Loan Bank,
    1.77%, 8/23/02                                         13,057        13,057
  Federal National Mortgage
    Association, 1.85%, 8/12/02                            13,058        13,058
  Federal National Mortgage
    Association, 1.87%, 12/06/02                            6,985         6,985
  Federal National Mortgage
    Association, 1.90%, 10/04/02                           12,953        12,953
  Goldman Sachs Group LP,
    2.10%, 7/25/02                                          9,180         9,180
  Lloyds Bank London plc,
    2.36%, 2/24/03                                         13,059        13,058
  Merrill Lynch & Co., 1.99%, 7/24/02                       4,192         4,192
  National City Bank of Cleveland,
    1.86%, 11/07/02                                        26,138        26,138
  National City Bank of Cleveland,
    2.07%, 10/23/02                                         8,879         8,879
  Quebec Province, 2.20%, 1/31/03                          25,703        25,703
  Salomon Smith Barney, Inc.,
    2.06%, 9/11/02                                          2,794         2,794
  Societe Generale, London,
    1.82%, 7/22/02                                         26,131        26,131
  Societe Generale, NY,
    2.00%, 7/12/02                                          4,603         4,603
  Unicredito Italiano, NY,
    2.00%, 7/8/02                                           7,857         7,857
-------------------------------------------------------------------------------
                                                                        287,800
===============================================================================

                                                           SHARES
===============================================================================
INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
 SECURITIES (8.1%)
  AIM S.T Investment Co.                               30,088,000        30,088
  American Select Cash Reserve Fund                    18,805,000        18,805
  CITI Institutional Liquid Reserve Fund               23,505,000        23,505
  Dreyfus Cash Management Plus Fund                    23,505,000        23,505
  Evergreen Institutional Money
    Market Fund                                        23,505,000        23,505
  Federated Prime Value Fund                           26,117,000        26,117
  Harris Insight Money Market Fund                     26,117,000        26,117
  Janus Institutional Money Market Fund                12,955,000        12,955
  Merrill Lynch Premier Institutional Fund             26,117,000        26,117
  Merrimac Cash Series Fund                            23,505,000        23,505
  Nations Cash Reserve Fund                            23,505,000        23,505
  One Group Institutional Prime
    Money Market Fund                                  26,117,000        26,117
  Prudential Institutional Liquidity
    Money Market Fund                                  26,117,000        26,117
  Reserve Primary Money Market Fund                    26,117,000        26,117
  TempCash Money Market Fund                           26,117,000        26,117
-------------------------------------------------------------------------------
                                                                        362,192
===============================================================================

    The accompanying notes are an integral part of the financial statements.  55

MORGAN STANLEY INSTITUTIONAL FUND, INC.
INTERNATIONAL EQUITY PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                             FACE
                                                           AMOUNT         VALUE
                                                            (000)         (000)
===============================================================================
REPURCHASE AGREEMENT (1.8%)
  J.P. Morgan Securities, Inc., 1.95%,
    dated 6/28/02, due 7/1/02                     $     (f)79,989    $   79,989
-------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS (COST $729,981)                          729,981
===============================================================================
FOREIGN CURRENCY (1.4%)
  Euro                                          EUR        61,099        60,598
  Japanese Yen                                  JPY       423,984         3,545
-------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $63,223)                                  64,143
===============================================================================
TIME DEPOSIT (0.6%)
  Euro Time Deposit,
    4.37%, 12/31/05
    (COST $27,300)                              EUR        29,966        29,720
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (114.5%) (COST $5,007,010)                          5,132,595
===============================================================================
OTHER ASSETS (0.8%)
  Net Unrealized Gain on Foreign
    Currency Exchange Contracts                   $        18,349
  Dividends Receivable                                      6,962
  Foreign Withholding Tax Reclaim                           4,984
    Receivable
  Interest Receivable                                         220
  Receivable for Portfolio Shares Sold                         19
  Other                                                        61        30,595
===============================================================================
LIABILITIES (-15.3%)
  Collateral on Securities Loaned,
    at Value                                             (649,992)
  Payable for Investments Purchased                       (22,494)
  Investment Advisory Fees Payable                         (8,907)
  Bank Overdraft Payable                                   (1,055)
  Administrative Fees Payable                                (710)
  Directors' Fees and Expenses
    Payable                                                  (337)
  Custodian Fees Payable                                     (202)
  Distribution Fees, Class B                                 (103)
  Other Liabilities                                          (280)     (684,080)
===============================================================================
NET ASSETS (100%)                                                    $4,479,110
===============================================================================

                                                                          VALUE
                                                                          (000)
===============================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                      $4,280,643
Undistributed Net Investment Income (Loss)                               39,336
Accumulated Net Realized Gain (Loss)                                     15,014
Unrealized Appreciation (Depreciation) on
  Investments and Foreign Currency Translations                          144,117
-------------------------------------------------------------------------------
NET ASSETS                                                           $4,479,110
===============================================================================
CLASS A:
--------
NET ASSETS                                                           $4,258,398
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 255,189,494 outstanding $0.001 par
    value shares (authorized 500,000,000 shares)                     $    16.69
===============================================================================
CLASS B:
--------
NET ASSETS                                                           $  220,712
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 13,289,769 outstanding $0.001 par
    value shares (authorized 500,000,000 shares)                     $    16.61
===============================================================================

(a) -- Non-income producing security
(c) -- All or a portion of security on loan at June 30, 2002 -- See note A-9 to financial statements.
(e) -- 144A security - certain conditions for public sale may exist.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
GDR -- Global Depository Receipts
RNC -- Non-Convertible Savings Shares

===============================================================================
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

    CURRENCY                                 IN                         NET
       TO                                  EXCHANGE                  UNREALIZED
     DELIVER        VALUE    SETTLEMENT      FOR           VALUE    GAIN/(LOSS)
      (000)         (000)       DATE        (000)          (000)       (000)
-------------------------------------------------------------------------------
EUR        4,563  $   4,525    7/1/02    GBP    2,947    $   4,513    $    (12)
EUR       19,666     19,471    8/9/02    GBP   12,600       19,250        (221)
EUR       43,267     42,839    8/9/02    GBP   28,000       42,779         (60)
GBP      195,000    297,925    8/9/02    EUR  312,285      309,194      11,269
JPY   39,850,000    333,938   8/14/02    EUR  344,804      341,311       7,373
                  ---------                              ---------    ---------
                  $ 698,698                              $ 717,047    $ 18,349
                  =========                              =========    =========
===============================================================================

GBP - British Pound

56  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       INTERNATIONAL EQUITY PORTFOLIO

                                       FINANCIAL STATEMENTS
                                       JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

================================================================================
                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                         CLASSIFICATION -- JUNE 30, 2002

                                                                  PERCENT
                                                    VALUE          OF NET
INDUSTRY                                            (000)          ASSETS
--------------------------------------------------------------------------
Aerospace & Defense                           $    73,486             1.6%
Automobiles                                        72,283             1.6
Banks                                             296,622             6.6
Beverages                                         122,971             2.7
Chemicals                                          92,167             2.1
Commercial Services & Supplies                    196,343             4.4
Communications Equipment                           46,763             1.0
Computers & Peripherals                            55,351             1.2
Diversified Financials                            131,349             2.9
Diversified Telecommunication Services            246,637             5.5
Electric Utilities                                149,622             3.3
Electrical Equipment                               57,734             1.3
Electronic Equipment & Instruments                 61,743             1.4
Food & Drug Retailing                              65,219             1.5
Food Products                                     415,442             9.3
Gas Utilities                                      90,592             2.0
Household Durables                                 74,370             1.7
Insurance                                         230,265             5.1
Internet & Catalog Retail                          44,166             1.0
Media                                             169,857             3.8
Office Electronics                                 51,775             1.2
Oil & Gas                                         336,841             7.5
Pharmaceuticals                                   522,902            11.7
Semiconductor Equipment & Products                 89,673             2.0
Tobacco                                           205,394             4.6
Wireless Telecommunication Services                85,976             1.9
Other                                             323,208             7.3
-------------------------------------------------------------------------
                                              $ 4,308,751            96.2%
=========================================================================

    The accompanying notes are an integral part of the financial statements.  57

MORGAN STANLEY INSTITUTIONAL FUND, INC.

INVESTMENT OVERVIEW


INTERNATIONAL MAGNUM PORTFOLIO

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2002)

----------------------------
United Kingdom          22.8%
Japan                   21.3
France                  10.7
Switzerland              8.4
Netherlands              6.2
Italy                    4.2
Germany                  3.2
Spain                    2.3
Australia                2.3
Sweden                   2.3
Other                   16.3
----------------------------

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)

                                   TOTAL RETURNS(2)
                            ----------------------------------
                                            AVERAGE ANNUAL
                                          --------------------
                                     ONE    FIVE       SINCE
                            YTD     YEAR   YEARS   INCEPTION
--------------------------------------------------------------
Portfolio - Class A (3)     1.18%  (8.05)% (1.95)%      2.08%
Portfolio - Class B (4)     1.07   (8.29)  (2.20)       1.81
Index                      (1.62)  (9.49)  (1.55)       1.44

(1) The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)  Commenced operations on March 15, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The International Magnum Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the six months ended June 30, 2002, the Portfolio had a total return of 1.18% for the Class A shares and 1.07% for the Class B shares compared to -1.62% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index").

MARKET REVIEW

The first half of the year proved to be a difficult environment for investors as markets saw wide fluctuations. Investors reacted to news of an uncertain landscape for corporate profits, continued revelations of accounting misstatements and fraud, as well as questions about Wall Street analyst objectivity which brought on an investigation by the N.Y. State Attorney General. Investor enthusiasm for the U.S. markets dampened over the course of the quarter, which helped to drive the U.S. dollar south. The Japanese yen appreciated 9% versus the U.S. dollar over the first half of 2002, while the Euro rose 11%, almost reaching par for the first time since February 2000. International markets outperformed those of the U.S. over the course of the period, falling 1.6% versus a decline of 13.1% for the S&P 500. Japan outperformed all other EAFE regions, rising 8.2% in U.S. dollar terms, while falling 1.1% in local currency. Since the stock market lows attained earlier this year, the Japanese market has risen on signs of a cyclical recovery, with industrial production showing recent gains, falling inventory levels and stronger than expected business confidence surveys. In the international markets as a whole, the economic sensitive sectors succumbed to investors' jitters about the future of corporate profits. Telecom services was the laggard, falling 28.2% in U.S. dollars (-33.8% local currency) followed closely by information technology (-22.9% USD, -29.8% local). The top performing EAFE sector proved to be materials (+13.8% USD, +3.9% local), followed by energy (+12.2% USD, +3.6% local) and consumer staples (+9.9% USD, +1.0% local) which were also strong performers for the period. Europe underperformed all EAFE regions, falling 4.6% in U.S. dollar terms (-12.4% in local currency), while Asia ex-Japan ended the period up 1.4% in U.S. dollar terms (-4.4% local currency).

Over the course of the period, we added exposure to the European markets while still retaining an underweight

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                       INVESTMENT OVERVIEW


INTERNATIONAL MAGNUM PORTFOLIO (CONT'D)

relative to the Index. We also added exposure to Japan to be slightly overweight to the Index, and remained approximately market weight in Asia ex-Japan. The Portfolio's regional allocation posture contributed to overall results during the period. Our overweight to outperforming Japan and underweight to underperforming Europe added to returns. The Portfolio's stock and sector selection contributed to performance versus the Index. This was particularly true in Europe, where the Portfolio's underweight to European information technology companies proved to be the biggest contributor to performance for the quarter. An overweight and stock selection in European consumer staples stocks also contributed to results. An overweight to and stock selection in Japanese industrials also added to returns. Primary detractors from performance included an overweight to European telecom services and an underweight to Japanese financials.

MARKET OUTLOOK

Equity valuations have largely returned to pre-bubble levels, yet markets have continued to sink on news of accounting irregularities, profit warnings and balance sheet weakness. These sentiments of mistrust in corporate management and traditional valuation methods, combined with signs that economic recovery may not be as robust as previously hoped, appear to have dampened investor enthusiasm for equity markets. Therefore, we remain cautious as further bad news may keep volatility high and equity prices may show further weakness. However, we also believe that although the current volatile market environment presents many challenges, markets contain opportunities for careful stock pickers. The current sell-off is creating some genuine buying opportunities, and in particular, some quality secular and cyclical stocks, especially in the technology franchises, can now be purchased at reasonable prices not seen for the last four or five years. We believe that the international markets, which have been outperforming those of the U.S. during the first half of 2002, will continue this trend, and that the U.S. dollar will show further weakness.

July 2002

MORGAN STANLEY INSTITUTIONAL FUND, INC.
INTERNATIONAL MAGNUM PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS

                                                                          VALUE
                                                           SHARES          (000)
===============================================================================
COMMON STOCKS (90.5%)
AUSTRALIA (2.3%)
  Australia & New Zealand Banking Group Ltd.               10,500    $      114
  BHP Billiton Ltd.                                        29,639           172
  Commonwealth Bank of Australia                           13,250           246
  CSL Ltd.                                                  3,900            71
  Fosters Brewing Group Ltd.                               51,900           138
  MIM Holdings Ltd.                                       122,200            89
  National Australia Bank Ltd.                             13,930           278
  News Corp., Ltd.                                         31,300           171
  Qantas Airways Ltd.                                      43,200           112
  Rio Tinto Ltd.                                           10,650           201
  Westpac Banking Corp.                                    21,050           193
  WMC Ltd.                                                 17,000            87
-------------------------------------------------------------------------------
                                                                          1,872
===============================================================================
BELGIUM (0.8%)
  Fortis                                                (a)17,433           373
  Solvay S.A.                                               4,066           294
-------------------------------------------------------------------------------
                                                                            667
===============================================================================
DENMARK (0.7%)
  Danisco A/S                                               9,617           353
  Danske Bank A/S                                          10,100           187
-------------------------------------------------------------------------------
                                                                            540
===============================================================================
FINLAND (1.5%)
  Nokia Oyj                                             (a)53,405           785
  Sampo Insurance Co., plc, Class A                        55,200           433
-------------------------------------------------------------------------------
                                                                          1,218
===============================================================================
FRANCE (10.7%)
  Aventis S.A.                                             29,431         2,094
  BNP Paribas S.A.                                       (c)2,826           157
  Cap Gemini S.A.                                           2,309            92
  Carrefour S.A.                                         (c)5,079           276
  Compagnie de Saint - Gobain                            (c)8,336           376
  Credit Agricole S.A.                                     18,878           421
  Groupe Danone                                          (a)3,924           542
  JC Decaux S.A.                                        (a)10,286           140
  L'Oreal S.A.                                              2,974           233
  LVMH Moet - Hennessy Louis Vuitton                     (c)2,339           118
  Neopost S.A.                                          (a)11,705           468
  Pernod - Ricard S.A.                                      2,020           199
  Sanofi - Synthelabo S.A.                                  2,406           147
  Schneider Electric S.A.                                   7,169           387
  Sodexho Alliance S.A.                                     1,065            41
  ST Microelectronics N.V.                               (a)2,653            66
  TotalFinaElf S.A.                                        14,799         2,413
  Unibail                                                (c)4,447           276
  Vivendi Environnement                                     3,527           109
  Vivendi Universal                                         2,300            50
-------------------------------------------------------------------------------
                                                                          8,605
===============================================================================
GERMANY (2.8%)
  Allianz AG                                                1,259           253
  Deutsche Bank AG (Registered)                          (c)9,938    $      693
  Deutsche Post AG (Registered)                         (a)26,812           342
  Muechener Rueck AG (Registered)                        (c)3,956           940
  SAP AG                                                      568            56
-------------------------------------------------------------------------------
                                                                          2,284
===============================================================================
HONG KONG (2.3%)
  Asia Satellite Telecommunications
    Holdings Ltd.                                       (a)32,900            54
  Cheung Kong Holdings Ltd.                             (a)22,900           191
  China Mobile (Hong Kong) Ltd.                         (a)44,200           131
  Esprit Holdings Ltd.                                  (a)61,800           118
  Henderson Land Development Co., Ltd.                  (a)36,000           150
  Hong Kong Electric Holdings Ltd.                      (a)27,000           101
  Hutchison Whampoa Ltd.                                (a)28,640           214
  Johnson Electric Holdings Ltd.                       (a)102,000           121
  Li & Fung Ltd.                                       (a)133,000           179
  New World Development Co., Ltd.                      (a)273,800           218
  SmarTone Telecommunications
    Holdings Ltd.                                      (a)137,500           155
  Sun Hung Kai Properties Ltd.                          (a)27,500           209
-------------------------------------------------------------------------------
                                                                          1,841
===============================================================================
ITALY (3.9%)
  ENI S.p.A.                                            (c)62,911         1,005
  Mediaset S.p.A.                                          13,562           105
  Mondadori (Arnoldo) Editore S.p.A.                    (c)27,600           184
  Parmalat Finanziaria S.p.A.                          (c)103,991           323
  Snam Rete Gas S.p.A.                                 (c)189,244           561
  Telecom Italia Mobile S.p.A.                             40,784           168
  Telecom Italia S.p.A.                                 (c)39,601           311
  UniCredito Italiano S.p.A.                              102,152           464
-------------------------------------------------------------------------------
                                                                          3,121
===============================================================================
JAPAN (21.3%)
  Amada Co., Ltd.                                          50,000           243
  Canon, Inc.                                              13,000           492
  Casio Computer Co., Ltd.                                 41,000           201
  Dai Nippon Printing Co., Ltd.                            22,000           293
  Daicel Chemical Industries Ltd.                          75,000           256
  Daifuku Co., Ltd.                                        58,000           243
  Daikin Industries Ltd.                                   24,000           440
  Denki Kagaku Kogyo Kabushika Kaisha                   (c)79,000           252
  East Japan Railway Co.                                    (c)73           342
  FamilyMart Co., Ltd.                                     13,300           323
  Fuji Machine Manufacturing Co., Ltd.                     13,300           207
  Fuji Photo Film Ltd.                                     14,000           453
  Fujitec Co., Ltd.                                        22,000           109
  Fujitsu Ltd.                                          (c)53,000           370
  Furukawa Electric Co., Ltd.                           (c)38,000           146
  Hitachi Capital Corp.                                    24,700           330
  Hitachi High - Technologies Corp.                         7,000            99
  Hitachi Ltd.                                             60,000           389
  House Foods Corp.                                        13,000           127
  Kaneka Corp.                                             49,000           342

60  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       INTERNATIONAL MAGNUM PORTFOLIO

                                       FINANCIAL STATEMENTS
                                       JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                                          VALUE
                                                           SHARES         (000)
===============================================================================
JAPAN (CONT.)
  Kurita Water Industries Ltd.                             24,000    $      296
  Kyocera Corp.                                          (a)5,100           373
  Kyudenko Corp.                                           17,000            65
  Lintec Corp.                                             18,000           136
  Matsushita Electric Industrial Co., Ltd.                 35,000           478
  Minebea Co., Ltd.                                        46,000           271
  Mitsubishi Chemical Corp.                             (a)77,000           180
  Mitsubishi Corp.                                      (c)39,000           283
  Mitsubishi Estate Co., Ltd.                           (c)46,000           377
  Mitsubishi Heavy Industries Ltd.                         94,000           285
  Mitsubishi Logistics Corp.                               14,000            95
  Mitsubishi Tokyo Financial Group, Inc.                        7            47
  Mitsumi Electric Co., Ltd.                               19,000           299
  Nagase & Co., Ltd.                                       14,000            67
  NEC Corp.                                             (c)42,000           293
  Nifco, Inc.                                              20,000           199
  Nintendo Co., Ltd.                                        3,900           576
  Nippon Meat Packers, Inc.                                19,000           239
  Nippon Telegraph & Telephone Corp.                           96           396
  Nissan Motor Co., Ltd.                                (a)69,000           479
  Nissha Printing Co., Ltd.                                17,000           103
  Nisshinbo Industries                                     26,000           121
  Obayashi Corp.                                        (a)68,000           193
  Ono Pharmaceutical Co., Ltd.                             10,000           358
  Ricoh Co., Ltd.                                          27,000           468
  Rinnai Corp.                                              7,700           174
  Rohm Co., Ltd.                                            1,500           224
  Ryosan Co., Ltd.                                         11,000           128
  Sangetsu Co., Ltd.                                        1,000            16
  Sanki Engineering                                         6,000            29
  Sankyo Co., Ltd.                                         24,000           327
  Sanwa Shutter Corp.                                   (c)50,000           151
  Sekisui Chemical Co.                                     43,000           147
  Sekisui House Co., Ltd.                                  33,000           243
  Shin - Etsu Polymer Co., Ltd.                            31,000           111
  Sony Corp.                                             (c)9,600           508
  Suzuki Motor Co., Ltd.                                   29,000           359
  TDK Corp.                                                 6,400           303
  TOHO Co., Ltd.                                            4,000            46
  Tokyo Electric Power Co.                                 16,600           342
  Toshiba Corp.                                        (a)105,000           428
  Toyota Motor Corp.                                       17,300           460
  Tsubakimoto Chain Co.                                    72,000           216
  Yamaha Corp.                                          (a)25,000           244
  Yamanouchi Pharmaceutical Co., Ltd.                      16,000           416
-------------------------------------------------------------------------------
                                                                         17,206
===============================================================================
NETHERLANDS (6.2%)
  Akzo Nobel N.V.                                           8,020           351
  Buhrmann N.V.                                            34,360           318
  CSM N.V.                                                 14,547           351
  Gucci Group N.V.                                       (a)2,862           270
  Heineken N.V.                                             3,834    $      169
  IHC Caland N.V.                                           7,802           469
  ING Groep N.V.                                           26,040           671
  Koninklijke Ahold N.V.                                   16,911           357
  Koninklijke (Royal) KPN N.V.                         (a)129,545           609
  Koninklijke (Royal) Philips Electronics N.V.          (a)26,644           747
  Unilever N.V.                                             5,670           373
  Vedior N.V.                                              25,306           351
-------------------------------------------------------------------------------
                                                                          5,036
===============================================================================
NORWAY (1.0%)
  Sparebanken                                               8,030           298
  Statoil ASA                                           (c)28,241           252
  Telenor ASA                                              80,585           286
-------------------------------------------------------------------------------
                                                                            836
===============================================================================
PORTUGAL (0.3%)
  Brisa - Auto Estradas de Portugal S.A.                   18,600           105
  Portugal Telecom, SGPS, S.A.                             17,094           121
-------------------------------------------------------------------------------
                                                                            226
===============================================================================
SINGAPORE (1.5%)
  CapitaLand Ltd.                                         114,000            99
  Chartered Semiconductor Manufacturing
    Ltd.                                             (a)(c)50,000           102
  City Developments Ltd.                                    9,000            29
  DBS Group Holdings Ltd.                               (a)22,965           161
  Oversea - Chinese Banking Corp. (Foreign)             (a)13,800            91
  Sembcorp Logistics Ltd.                                  58,000            73
  Singapore Airlines Ltd. (Foreign)                     (a)11,000            80
  Singapore Press Holdings Ltd.                             9,000           101
  United Overseas Bank Ltd.                             (a)29,416           212
  Venture Manufacturing (Singapore) Ltd.                   29,000           231
-------------------------------------------------------------------------------
                                                                          1,179
===============================================================================
SPAIN (1.7%)
  Banco Popular Espanol                                     8,143           362
  Endesa S.A.                                              17,887           261
  Gas Natural SDG, S.A.                                  (c)6,216           120
  Telefonica                                            (a)78,256           660
-------------------------------------------------------------------------------
                                                                          1,403
===============================================================================
SWEDEN (2.3%)
  Assa Abloy AB                                            10,878           154
  ForeningsSparbanken AB                                   19,912           253
  Nordea AB                                                75,127           410
  Svenska Handelsbanken, Class A                           42,764           656
  Swedish Match AB                                         46,720           388
-------------------------------------------------------------------------------
                                                                          1,861
===============================================================================
SWITZERLAND (8.4%)
  Adecco S.A.                                               2,346           140
  Cie Financiere Richemont AG, Class A                     16,052           367
  Converium Holding AG                                   (a)6,623           344
  Holcim Ltd. (Bearer)                                      1,558           359
  Kaba Holdings AG, Class B (Registered)                    1,108           239
  Nestle S.A. (Registered)                                  8,242         1,931

    The accompanying notes are an integral part of the financial statements.  61

MORGAN STANLEY INSTITUTIONAL FUND, INC.
INTERNATIONAL MAGNUM PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                                          VALUE
                                                           SHARES         (000)
===============================================================================
SWITZERLAND (CONT.)
  Novartis AG (Registered)                                 17,014    $      752
  Roche Holding AG                                       (c)7,252           551
  Roche Holding AG (Bearer)                                   421            48
  Schindler Holding AG (Registered)                         1,820           332
  Syngenta AG                                            (a)7,169           433
  UBS AG                                                (a)26,068         1,318
-------------------------------------------------------------------------------
                                                                          6,814
===============================================================================
UNITED KINGDOM (22.8%)
  Abbey National plc                                        8,090            96
  Allied Domecq plc                                       143,674           947
  Amvescap plc                                             23,950           196
  ARM Holdings plc                                      (a)19,530            44
  BAE Systems plc                                          83,081           426
  Barclays plc                                            119,493         1,010
  BOC Group plc                                            11,161           174
  BP plc                                                   71,807           606
  British American Tobacco plc                             62,534           675
  Cadbury Schweppes plc                                    77,607           584
  Centrica plc                                             62,231           193
  CGNU plc                                                 64,046           517
  Compass Group plc                                        31,313           191
  GlaxoSmithKline plc                                     117,644         2,555
  Great Universal Stores plc                               33,152           306
  Hays plc                                                286,414           675
  HMV Group plc                                      (a)(e)35,378            86
  HSBC Holdings plc                                        58,542           676
  Imperial Tobacco Group plc (Registered)               (a)11,189           178
  Invensys plc                                             60,100            82
  Lattice Group plc                                     (a)66,094           173
  Lloyds TSB Group plc                                    111,786         1,118
  PHS Group plc                                           142,700           214
  Reckitt Benckiser plc                                    10,480           189
  Reed International plc                                  112,920         1,078
  Rentokil Initial plc                                    143,733           588
  Rolls - Royce plc                                        69,714           173
  Sainsbury (J) plc                                        33,698           184
  Scottish & Southern Energy plc                           18,456           183
  Shell Transport & Trading Co., plc                      216,351         1,640
  Smiths Industries plc                                    14,865           194
  SSL International plc                                    60,457           331
  Vodafone Group plc                                    1,037,640         1,430
  William Hill plc                                      (a)85,800           348
  WPP Group plc                                            46,650           396
-------------------------------------------------------------------------------
                                                                         18,456
===============================================================================
  TOTAL COMMON STOCKS (COST $80,645)                                     73,165
===============================================================================
PREFERRED STOCKS (1.3%)
GERMANY (0.4%)
  Fresenius AG                                           (c)5,696           288
-------------------------------------------------------------------------------
ITALY (0.3%)
  Telecom Italia S.p.A. (RNC)                              50,720           270
-------------------------------------------------------------------------------
SPAIN (0.6%)
  Amadeus Global Travel Distribution S.A.               (a)80,865    $      520
-------------------------------------------------------------------------------

                                                             FACE
                                                           AMOUNT
                                                            (000)
===============================================================================
  TOTAL PREFERRED STOCKS (COST $1,232)                                    1,078
===============================================================================
  TOTAL FOREIGN SECURITIES (91.8%) (COST $81,877)                        74,243
===============================================================================
SHORT-TERM INVESTMENTS (16.3%)
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON
 LOANED SECURITIES (3.9%)
  Banco Bilbao Viz Argentaria, NY,
    1.86%, 4/24/03                                   $        393           393
  Bank of Nova Scotia, NY, 2.51%, 2/04/03                     281           281
  Bayrische Hypo - Und Vereinsbank,
    1.78%, 7/31/02                                            112           112
  Canadian Imperial Bank, NY,
    2.05%, 7/31/02                                             25            25
  Commerzbank AG, 1.88%, 9/23/02                              283           283
  Credit Suisse First Boston USA, Inc.,
    2.28%, 11/25/02                                           124           124
  Federal Home Loan Bank, 1.77%, 8/23/02                      140           140
  Federal National Mortgage Association,
    1.85%, 8/12/02                                            140           140
  Federal National Mortgage Association,
    1.87%, 12/06/02                                            75            75
  Federal National Mortgage Association,
    1.90%, 10/04/02                                           139           139
  Goldman Sachs Group LP, 2.10%, 7/25/02                       99            99
  Lloyds Bank London plc, 2.36%, 2/24/03                      140           140
  Merrill Lynch & Co., 1.99%, 7/24/02                          45            45
  National City Bank of Cleveland,
    1.86%, 11/07/02                                           281           281
  National City Bank of Cleveland,
    2.07%, 10/23/02                                            96            96
  Quebec Province, 2.20%, 1/31/03                             276           276
  Salomon Smith Barney, Inc.,
    2.06%, 9/11/02                                             30            30
  Societe Generale, London, 1.82%, 7/22/02                    281           281
  Societe Generale, NY, 2.00%, 7/12/02                         50            50
  Unicredito Italiano, NY, 2.00%, 7/8/02                       85            85
-------------------------------------------------------------------------------
                                                                          3,095
===============================================================================

                                                           SHARES
===============================================================================
INVESTMENT COMPANIES HELD AS COLLATERAL ON
 LOANED SECURITIES (4.8%)
  AIM S.T Investment Co.                                  323,000           323
  American Select Cash Reserve Fund                       201,000           201
  CITI Institutional Liquid Reserve Fund                  253,000           253
  Dreyfus Cash Management Plus Fund                       253,000           253
  Evergreen Institutional Money Market Fund               253,000           253
  Federated Prime Value Fund                              281,000           281
  Harris Insight Money Market Fund                        281,000           281
  Janus Institutional Money Market Fund                   138,000           138
  Merrill Lynch Premier Institutional Fund                281,000           281
  Merrimac Cash Series Fund                               253,000           253
  Nations Cash Reserve Fund                               253,000           253

62  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       INTERNATIONAL MAGNUM PORTFOLIO

                                       FINANCIAL STATEMENTS
                                       JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                                          VALUE
                                                           SHARES         (000)
===============================================================================
INVESTMENT COMPANIES HELD AS COLLATERAL ON
 LOANED SECURITIES (CONT.)
  One Group Institutional Prime
    Money Market Fund                                     281,000    $      281
  Prudential Institutional Liquidity
    Money Market Fund                                     281,000           281
  Reserve Primary Money Market Fund                       281,000           281
  TempCash Money Market Fund                              281,000           281
-------------------------------------------------------------------------------
                                                                          3,894
===============================================================================

                                                             FACE
                                                           AMOUNT
                                                            (000)
===============================================================================
REPURCHASE AGREEMENT (7.6%)
  J.P. Morgan Securities, Inc., 1.95%, dated
    6/28/02, due 7/1/02                              $   (f)6,143         6,143
-------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS (COST $13,132)                            13,132
===============================================================================
FOREIGN CURRENCY (0.4%)
  Australian Dollar                                AUD         26            15
  British Pound                                    GBP         16            25
  Danish Krone                                     DKK        316            42
  Euro                                             EUR         85            84
  Hong Kong Dollar                                 HKD         22             3
  Japanese Yen                                     JPY      9,954            83
  Norwegian Krone                                  NOK         92            12
  Singapore Dollar                                 SGD         25            14
  Swiss Franc                                      CHF         27            18
-------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $293)                                        296
===============================================================================
TOTAL INVESTMENTS (108.5%) (COST $95,302)                                87,671
===============================================================================
OTHER ASSETS (0.9%)
  Cash                                               $          1
  Receivable for Investments Sold                             363
  Foreign Withholding Tax Reclaim Receivable                  262
  Dividends Receivable                                         76
  Interest Receivable                                           1           703
===============================================================================
LIABILITIES (-9.4%)
  Collateral on Securities Loaned,
    at Value                                               (6,989)
  Payable for Investments Purchased                          (374)
  Custodian Fees Payable                                      (34)
  Investment Advisory Fees Payable                            (32)
  Administrative Fees Payable                                 (24)
  Directors' Fees and Expenses Payable                        (21)
  Distribution Fees, Class B                                   (6)
  Net Unrealized Loss on Foreign Currency
    Exchange Contracts                                         (1)
  Other Liabilities                                           (66)       (7,547)
===============================================================================
NET ASSETS (100%)                                                    $   80,827
===============================================================================

                                                                          VALUE
                                                                          (000)
===============================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                      $  107,075
Undistributed Net Investment Income (Loss)                                  471
Accumulated Net Realized Gain (Loss)                                    (19,103)
Unrealized Appreciation (Depreciation) on
  Investments and Foreign Currency Translations                          (7,616)
-------------------------------------------------------------------------------
NET ASSETS                                                           $   80,827
===============================================================================
CLASS A:
--------
NET ASSETS                                                           $   69,645
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 7,368,509 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                           $     9.45
===============================================================================
CLASS B:
--------
NET ASSETS                                                           $   11,182
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 1,186,956 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                           $     9.42
===============================================================================

(a) -- Non-income producing security
(c) -- All or a portion of security on loan at June 30, 2002 -- See note A-9 to financial statements.
(e) -- 144A security -- certain conditions for public sale may exist.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
@   -- Value is less than $500.
RNC -- Non-Convertible Savings Shares

    The accompanying notes are an integral part of the financial statements.  63

MORGAN STANLEY INSTITUTIONAL FUND, INC.
INTERNATIONAL MAGNUM PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

================================================================================
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

  CURRENCY                                  IN                        NET
     TO                                  EXCHANGE                  UNREALIZED
   DELIVER        VALUE   SETTLEMENT       FOR           VALUE     GAIN/(LOSS)
    (000)         (000)      DATE         (000)          (000)        (000)
--------------------------------------------------------------------------------
CHF     60     $     40     7/1/02      US$    40     $     40       $ @--
DKK    316           42     7/1/02      US$    42           42         @--
EUR     37           36     7/1/02      US$    36           36         @--
GBP     16           24     7/1/02      US$    24           24         @--
NOK     92           12     7/1/02      US$    12           12         @--
US$     61           61     7/1/02      EUR    62           60          (1)
US$     23           23     7/1/02      GBP    15           23         @--
               --------                               --------       -----
               $    238                               $    237       $  (1)
               ========                               ========       =====

================================================================================
                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                         CLASSIFICATION -- JUNE 30, 2002

                                                                 PERCENT
                                              VALUE               OF NET
INDUSTRY                                      (000)               ASSETS
-------------------------------------------------------------------------
Automobiles                               $   1,297                  1.6%
Banks                                         8,785                 10.9
Beverages                                     1,452                  1.8
Chemicals                                     2,728                  3.4
Commercial Services & Supplies                3,227                  4.0
Communications Equipment                        785                  1.0
Computers & Peripherals                       1,391                  1.7
Diversified Financials                        1,571                  2.0
Diversified Telecommunication Services        2,708                  3.4
Electric Utilities                              887                  1.1
Electronic Equipment & Instruments            1,523                  1.9
Food & Drug Retailing                         1,139                  1.4
Food Products                                 4,823                  6.0
Gas Utilities                                 1,048                  1.3
Household Durables                            3,090                  3.8
Insurance                                     2,487                  3.1
Machinery                                     2,482                  3.1
Media                                         2,271                  2.8
Office Electronics                            1,429                  1.8
Oil & Gas                                     5,916                  7.3
Pharmaceuticals                               7,319                  9.1
Real Estate                                   1,272                  1.6
Textiles & Apparel                              876                  1.1
Tobacco                                       1,241                  1.5
Wireless Telecommunication Services           1,884                  2.2
Other                                        10,612                 12.9
-------------------------------------------------------------------------
                                          $  74,243                 91.8%
=========================================================================

64  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                       INVESTMENT OVERVIEW


INTERNATIONAL SMALL CAP PORTFOLIO

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2002)

----------------------------
Japan                   27.1%
United Kingdom          14.0
Netherlands              8.2
Germany                  6.3
Italy                    5.8
Switzerland              5.0
France                   5.0
Sweden                   4.7
Finland                  4.0
New Zealand              3.2
Other                   16.7
----------------------------

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE SMALL CAP INDEX(1)

                                   TOTAL RETURNS(2)
                            ---------------------------------
                                            AVERAGE ANNUAL
                                         --------------------
                                     ONE    FIVE       SINCE
                            YTD     YEAR   YEARS   INCEPTION
-------------------------------------------------------------
Portfolio(3)               14.30%  8.99%   6.88%       11.35%
Index                       8.80  (3.59)  (5.13)        1.48

(1) The MSCI EAFE Small Cap Index is an unmanaged market valued weighted aver-age of the performance of over 900 securities of companies listed on the stock exchanges of countries in Europe, Australasia and the Far East.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)  Commenced operations on December 15, 1992


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The International Small Cap Portfolio seeks long-term capital appreciation by investing primarily in equity securities of small non-U.S. companies. Investments in small sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the six months ended June 30, 2002, the Portfolio had a total return of 14.30% compared to 8.80% for the Morgan Stanley Capital International (MSCI) EAFE Small Cap Index (the "Index").

MARKET REVIEW

In general, equity markets around the world declined due to slower consumer spending in the U.S., concerns over geopolitical issues and a blizzard of bad news on corporate fraud and governance. By the end of the first half, most equity markets started to retrace the rebound that occurred in the fourth quarter of 2001. Despite the underrating in June, international small caps, as measured by the Index, returned 8.8% in the first half of 2002, outperforming the MSCI EAFE Index return of -1.6% and the Russell 2000 return of -4.7%. Of particular note is the turnaround in the Pacific region with MSCI EAFE Japan Small Cap Index returning 18.3% in the first half of 2002 compared to a decline of 22.8% in 2001. Investors took note that most of the Japanese market had been indiscriminately sold-off and that there were attractive companies at reasonable valuations. The information technology and telecom services sectors suffered the brunt of the sell-off as investors' favored safe havens such as consumer staples and utilities. The best performing sector was materials as they represented opportunity to participate in stronger economic growth that was highly anticipated early in the year. Currency was a significant feature, principally in the month of June. In the second quarter, the U.S. dollar depreciated 14% against the Euro and 9.6% against the Japanese yen.

The primary driver of performance has been stock selection, particularly in the information technology, consumer staples, industrials and consumer discretionary sectors. Within the information technology sector, the Portfolio has benefited from holding companies that are leaders in their businesses with improved fundamentals in a difficult corporate environment. We added to our Japanese holdings in the fourth quarter of 2001 as many companies have been

MORGAN STANLEY INSTITUTIONAL FUND, INC.

INVESTMENT OVERVIEW


INTERNATIONAL SMALL CAP PORTFOLIO (CONT'D)

indiscriminately underrated by the market. We purchased them based on their attractive valuations, strong franchises and an anticipated cyclical rebound. Consumer staples continue to be the favored sector by investors. In general, our companies within the sector have benefited from organic growth and improved operating efficiency. While the economic outlook remained tenuous, many of the Portfolio's holdings in the industrial sector had strong performance. Several companies, while being classified as industrial companies, are actually less cyclical than their sector. Finally, stock selection in the consumer discretionary group added value, particularly, companies with more defensive characteristics such as publishing and gaming as they showed more consistent earnings visibility.

Stock selection within health care negatively impacted performance as several companies announced slower growth and the need for additional cost cutting. Financials holdings also had a slight negative impact on performance.

MARKET OUTLOOK

As we write this commentary, some markets around the world are retesting September 2001 lows. In an uncertain environment, we remain true to our discipline of being stock pickers and seeking to identify companies with good cash flows and strong business franchise which are mispriced relative to their fair value. We continue to remain defensive with an overweight in consumer staples and health care, and underweight in financials. In the coming months, we may add to more economically sensitive sectors, but only at attractive prices.

July 2002

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       INTERNATIONAL SMALL CAP PORTFOLIO

                                       FINANCIAL STATEMENTS
                                       JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS

                                                                          VALUE
                                                           SHARES         (000)
===============================================================================
COMMON STOCKS (94.3%)
AUSTRALIA (2.4%)
  John Fairfax Holdings Ltd.                            2,449,000    $    4,568
  Neverfail Springwater Ltd.                            3,638,700         5,065
  Ramsay Health Care Ltd.                                 803,852         1,903
-------------------------------------------------------------------------------
                                                                         11,536
===============================================================================
AUSTRIA (0.1%)
  Head N.V.                                            (a)150,574           479
-------------------------------------------------------------------------------
BELGIUM (1.3%)
  Omega Pharma S.A.                                       139,363         6,268
-------------------------------------------------------------------------------
CHINA/HONG KONG (1.0%)
  Asia Satellite Telecommunications Holdings
    Ltd.                                             (a)2,934,500         4,853
-------------------------------------------------------------------------------
DENMARK (2.3%)
  Copenhagen Airports A/S                                  68,060         5,269
  Danisco A/S                                             151,000         5,542
-------------------------------------------------------------------------------
                                                                         10,811
===============================================================================
FINLAND (4.0%)
  KCI Konecranes International                            121,132         4,085
  Kone Oyj, Class B                                       149,262         4,441
  Metso Oyj                                               185,577         2,411
  Rapala Normark Corp.                                    855,908         3,353
  Uponor Oyj                                           (a)226,728         4,722
-------------------------------------------------------------------------------
                                                                         19,012
===============================================================================
FRANCE (5.0%)
  Algeco                                                   46,102         4,078
  Chargeurs                                                95,397         2,555
  Coface                                                   41,031         2,456
  Europeene d'Extincteurs                           (a)(d)131,043           @--
  Kaufman & Broad S.A.                                     56,185         1,164
  Neopost S.A.                                         (a)239,685         9,580
  Zodiac S.A.                                             163,350         4,018
-------------------------------------------------------------------------------
                                                                         23,851
===============================================================================
GERMANY (5.1%)
  Beru AG                                                 101,112         5,466
  Ceyoniq AG                                        (a)(d)483,220           @--
  Escada AG                                             (a)99,905         1,764
  Hugo Boss AG                                            107,600         1,964
  Kamps AG                                                201,825         2,492
  Marseille - Kliniken AG                                 203,581         1,706
  Mediclin AG                                             534,029         2,013
  MPC Muenchmeyer Petersen Capital AG                     142,729         2,307
  Pfeiffer Vacuum Technology AG                            43,321         1,641
  Sartorius AG                                            337,021         1,835
  SCS Standard Computer System AG                       (d)21,289           @--
  Techem AG                                            (a)269,286         3,472
-------------------------------------------------------------------------------
                                                                         24,660
===============================================================================
IRELAND (0.7%)
  Green Property plc                                      355,096         3,170
-------------------------------------------------------------------------------
ITALY (5.8%)
  Buzzi Unicem S.p.A.                                     549,318         4,631
  Cassa di Risparmio di Firenze S.p.A.               (a)2,445,600    $    3,245
  Davide Campari - Milano S.p.A.                       (a)340,250        11,305
  Parmalat Finanziaria S.p.A.                           1,535,350         4,766
  SAES Getters S.p.A.                                      90,160           796
  SAES Getters S.p.A. (RNC)                               152,587         1,017
  Sogefi S.p.A.                                         1,098,500         2,337
-------------------------------------------------------------------------------
                                                                         28,097
===============================================================================
JAPAN (27.1%)
  Aastsu - DK, Inc.                                       480,200        10,479
  Aiful Corp.                                              81,500         5,356
  Ariake Japan Co., Ltd.                                   51,100         1,965
  Arisawa Manufacturing Co., Ltd.                         120,400         2,507
  Asia Securities Printing Co., Ltd.                      502,000         2,749
  Cosel Co., Ltd.                                         211,300         4,514
  Daibiru Corp.                                           675,000         3,668
  Fukuda Denshi Co., Ltd.                                 236,400         5,001
  Hanshin Department Stores Ltd.                           71,000           255
  Hurxley Corp.                                           217,900         3,134
  ITO EN, Ltd.                                             92,800         3,523
  Jaccs Co., Ltd.                                       1,678,000         5,275
  Maezawa Kasei Industries                                278,000         2,954
  Megane TOP Co., Ltd.                                    147,000         2,759
  Mirai Industry Co., Ltd.                                346,400         2,346
  Nichiha Corp.                                           434,900         3,927
  Nippon Broadcasting System, Inc.                         80,000         2,943
  Nissei Industries                                       316,600         2,157
  Nitta Corp.                                             860,700         7,110
  Osaka Steel Co., Ltd.                                   635,300         2,842
  Osaki Electric Co., Ltd.                           (a)1,524,000         5,989
  Pacific Metals Co., Ltd.                           (a)3,995,000         3,340
  Shidax Corp.                                              1,972         2,671
  Shimano, Inc.                                           374,400         5,090
  Shinkawa Ltd.                                           288,900         6,051
  Sumitomo Osaka Cement Co., Ltd.                       2,870,000         4,271
  Taiyo Ink Manufacturing Co.                              87,200         3,252
  Tasaki Shinju Co., Ltd.                                 283,000           833
  Tenma Corp.                                             379,000         4,303
  Toc Co.                                               1,653,000         7,532
  Tokyo Kikai Seisakusho Ltd.                             684,000         1,893
  Tomy Co., Ltd.                                           17,300           209
  Yamaichi Electronics Co., Ltd.                           32,200           398
  Yomiuri Land Co., Ltd.                                1,365,000         3,287
  Zeon Corp.                                            1,345,000         5,521
-------------------------------------------------------------------------------
                                                                        130,104
===============================================================================
NETHERLANDS (8.2%)
  BE Semiconductor Industries                             217,345         1,492
  Buhrmann N.V.                                           388,653         3,600
  CSM N.V.                                                335,200         8,089
  IHC Caland N.V.                                         125,701         7,549
  International Muller N.V.                               223,732         4,716
  Nutreco Holding N.V.                                    196,106         6,706
  OPG Groep N.V.                                           58,600         2,525

    The accompanying notes are an integral part of the financial statements.  67

MORGAN STANLEY INSTITUTIONAL FUND, INC.
INTERNATIONAL SMALL CAP PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                                          VALUE
                                                           SHARES         (000)
===============================================================================
NETHERLANDS (CONT.)
  Samas Groep N.V.                                        294,518    $    2,506
  Stork N.V.                                              234,300         2,391
-------------------------------------------------------------------------------
                                                                         39,574
===============================================================================
NEW ZEALAND (3.2%)
  Fisher & Paykel Appliances Holdings Ltd.                369,627         1,656
  Fisher & Paykel Industries Ltd.                         994,766         3,998
  Fletcher Building Ltd.                                3,545,443         4,749
  Sky City Ltd.                                         1,715,096         5,180
-------------------------------------------------------------------------------
                                                                         15,583
===============================================================================
NORWAY (1.8%)
  Sparebanken                                             202,148         7,496
  Storebrand ASA                                       (a)224,040         1,357
-------------------------------------------------------------------------------
                                                                          8,853
===============================================================================
SPAIN (2.6%)
  Aurea Concesiones de
    Infraestructuras, S.A.                                233,740         5,390
  Miquel y Costas & Miquel, S.A.                          229,331         6,869
-------------------------------------------------------------------------------
                                                                         12,259
===============================================================================
SWEDEN (4.7%)
  D Carnegie & Co., AB                                 (a)208,800         1,824
  Getinge Industrier AB                                   256,870         5,049
  Haldex AB                                               203,840         2,549
  Hoganas AB, Class B                                  (a)160,840         3,478
  Swedish Match AB                                      1,188,055         9,860
-------------------------------------------------------------------------------
                                                                         22,760
===============================================================================
SWITZERLAND (5.0%)
  Converium Holding AG                                  (a)30,600         1,589
  Edipresse (Bearer)                                       14,633         5,830
  Galenica Holding AG (Registered)                       (a)5,207         4,887
  Saurer AG (Registered)                                (a)49,990         1,485
  TEMENOS Group AG                                     (a)106,267           527
  Valora Holding AG                                        25,596         5,514
  Zehnder Holding AG, Class B                               7,402         4,354
-------------------------------------------------------------------------------
                                                                         24,186
===============================================================================
UNITED KINGDOM (14.0%)
  Alliance Unichem plc                                    411,305         3,905
  British Vita plc                                        704,140         2,798
  Caradon plc                                           1,921,421         4,105
  Cattles plc                                             999,400         5,051
  Devro plc                                             3,932,847         4,789
  HMV Group plc                                   (a)(e)2,069,420         5,055
  Kensington Group plc                                    645,600         2,005
  Luminar plc                                             393,500         4,962
  Mentmore Abbey plc                                    2,391,820         3,809
  Michael Page International plc                        1,816,961         4,410
  PHS Group plc                                         3,700,300         5,553
  Regent Inns plc                                         264,600           538
  SIG plc                                                 982,100         4,437
  SMG plc                                               1,141,016         2,184
  Spirax - Sarco Engineering plc                          725,641         4,672
  SSL International plc                                   863,740    $    4,730
  William Hill plc                                     (a)518,235         2,103
  Xstrata plc                                          (a)177,200         2,305
-------------------------------------------------------------------------------
                                                                         67,411
===============================================================================
  TOTAL COMMON STOCKS (COST $453,113)                                   453,467
===============================================================================
PREFERRED STOCKS (1.8%)
GERMANY (1.2%)
  Dyckerhoff AG                                            86,822         1,198
  Fresenius AG                                             52,770         2,669
  Wuerttembergische Metallwarenfabrik AG                  148,575         1,988
-------------------------------------------------------------------------------
                                                                          5,855
===============================================================================
SPAIN (0.6%)
  Amadeus Global Travel Distribution S.A.              (a)453,300         2,913
-------------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS (COST $12,467)                                   8,768
===============================================================================
  TOTAL FOREIGN SECURITIES (96.1%) (COST $465,580)                      462,235
===============================================================================

                                                             FACE
                                                           AMOUNT
                                                            (000)
===============================================================================
SHORT-TERM INVESTMENT (2.8%)
REPURCHASE AGREEMENT (2.8%)
  J.P. Morgan Securities, Inc., 1.95%, dated
    6/28/02, due 7/1/02 (COST $13,488)            $     (f)13,488        13,488
-------------------------------------------------------------------------------
FOREIGN CURRENCY (1.5%)
  British Pound                                 GBP            11            17
  Japanese Yen                                  JPY        48,994           410
  New Zealand Dollar                            NZD           120            59
  Swedish Krona                                 SEK        60,732         6,632
-------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $7,118)                                    7,118
===============================================================================
TOTAL INVESTMENTS (100.4%) (COST $486,186)                              482,841
===============================================================================
OTHER ASSETS (0.3%)
  Foreign Withholding Tax Reclaim                 $           915
    Receivable
  Dividends Receivable                                        394
  Receivable for Investments Sold                              90
  Net Unrealized Gain on Foreign Currency
    Exchange Contracts                                          9
  Interest Receivable                                           2
  Other                                                         7         1,417
===============================================================================
LIABILITIES (-0.7%)
  Payable for Investments Purchased                        (1,760)
  Investment Advisory Fees Payable                         (1,012)
  Bank Overdraft Payable                                     (358)
  Administrative Fees Payable                                 (76)
  Custodian Fees Payable                                      (40)
  Directors' Fees and Expenses Payable                        (33)
  Other Liabilities                                           (48)       (3,327)
===============================================================================
NET ASSETS (100%)                                                    $  480,931
===============================================================================

68  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       INTERNATIONAL SMALL CAP PORTFOLIO

                                       FINANCIAL STATEMENTS
                                       JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                                          VALUE
                                                                          (000)
===============================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                      $  477,809
Undistributed Net Investment Income (Loss)                                2,841
Accumulated Net Realized Gain (Loss)                                      3,551
Unrealized Appreciation (Depreciation) on Investment and
  Foreign Currency Translations                                          (3,270)
-------------------------------------------------------------------------------
NET ASSETS                                                           $  480,931
===============================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 28,383,602 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                           $    16.94
===============================================================================

(a) -- Non-income producing security
(d) -- Securities were valued at fair value -- See Note A-1 to financial statements.
(e) -- 144A security -- certain conditions for public sale may exist.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
@   -- Value is less than $500.
RNC -- Non-Convertible Savings Shares

===============================================================================
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

   CURRENCY                                     IN                     NET
      TO                                     EXCHANGE               UNREALIZED
    DELIVER       VALUE      SETTLEMENT        FOR         VALUE    GAIN/(LOSS)
     (000)        (000)         DATE          (000)        (000)       (000)
-------------------------------------------------------------------------------
US$       1004    $   1004     7/1/02      CHF      1501  $ 1,013    $        9
===============================================================================

CHF - Swiss Franc

================================================================================
                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                         CLASSIFICATION - JUNE 30, 2002

                                                                PERCENT
                                              VALUE              OF NET
INDUSTRY                                      (000)              ASSETS
-----------------------------------------------------------------------
Auto Components                           $   7,802                 1.6%
Banks                                        14,571                 3.0
Beverages                                    19,892                 4.1
Building Products                            13,263                 2.8
Chemicals                                    16,383                 3.4
Commercial Services & Supplies               33,092                 6.9
Construction & Engineering                    4,715                 1.0
Construction Materials                       21,730                 4.5
Containers & Packaging                        7,110                 1.5
Diversified Financials                       17,989                 3.7
Diversified Telecommunication Services        4,853                 1.0
Electrical Equipment                          6,649                 1.4
Electronic Equipment & Instruments           14,549                 3.0
Food Products                                34,350                 7.1
Health Care Equipment & Supplies             27,059                 5.6
Health Care Providers & Services             17,596                 3.7
Hotels Restaurants & Leisure                 18,741                 3.9
Household Durables                            4,808                 1.0
Leisure Equipment & Products                  9,132                 1.9
Machinery                                    39,628                 8.3
Media                                        26,004                 5.4
Metals & Mining                               9,660                 2.0
Mutiline Retail                               5,310                 1.1
Office Electronics                            9,580                 2.0
Paper & Forest Products                       6,869                 1.4
Real Estate                                  14,370                 3.0
Semiconductor Equipment & Products            7,542                 1.6
Specialty Retail                              8,273                 1.7
Textiles & Apparel                            7,115                 1.5
Tobacco                                       9,860                 2.1
Transportation Infrastructure                10,659                 2.2
Other                                        13,081                 2.7
------------------------------------------------------------------------
                                          $ 462,235                96.1%
========================================================================

    The accompanying notes are an integral part of the financial statements.  69

MORGAN STANLEY INSTITUTIONAL FUND, INC.

INVESTMENT OVERVIEW


JAPANESE VALUE EQUITY PORTFOLIO

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2002)

-----------------------------------
Household Durables             12.7%
Machinery                      10.6
Chemicals                       8.5
Computers & Peripherals         7.9
Automobiles                     7.2
Electronic Equipment &
 Instruments                    7.1
Pharmaceuticals                 5.9
Office Electronics              5.4
Leisure Equipment & Products    3.6
Construction & Engineering      2.8
Other                          28.3
-----------------------------------

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) JAPAN INDEX(1)

                                     TOTAL RETURNS(2)
                            ----------------------------------
                                             AVERAGE ANNUAL
                                         ---------------------
                                     ONE     FIVE       SINCE
                            YTD     YEAR    YEARS   INCEPTION
--------------------------------------------------------------
Portfolio - Class A (3)    7.64%   (17.59)% (5.48)%     (1.70)%
Portfolio - Class B (4)    7.34    (17.95)  (5.80)      (1.65)
Index - Class A            8.16    (16.77)  (8.22)      (5.75)
Index - Class B            8.16    (16.77)  (8.22)      (7.45)

(1)  The MSCI Japan Index is an unmanaged index of common stocks.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)  Commenced operations on April 25, 1994

(4)  Commenced operations on January 2, 1996


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Japanese Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of Japanese issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relative higher degree of volatility.

For the six months ended June 30, 2002, the Portfolio had a total return of 7.64% for the Class A shares and 7.34% for the Class B shares compared to 8.16% for the Morgan Stanley Capital International (MSCI) Japan Index (the "Index").

MARKET REVIEW

The Japanese markets were one of the best performers among developed nations for the first half of 2002. Their performance was led by positive indicators such as increasing industrial production, falling inventory levels and improving business confidence announced by the Bank of Japan Tankan which was in line with growing recurring profits of Japanese corporations and GDP. Although the rise can be characterized as a cyclical bull market for Japanese equities, June proved challenging when U.S. markets dropped sharply following questionable accounting by some leading U.S. companies and concerns began to emerge regarding the global economic recovery.

February 2002 was the worst month since the end of World War II as measured by the number of bankruptcies among Japanese companies. We think this suggests an increased polarization among companies that will emerge as winners versus those that perform poorly and eventually disappear. We have been using rallies in the Japanese markets to trade into names with measurably high-quality balance sheets and have been looking to invest in companies with strong cash positions, robust brands and higher than average liquidity, while reducing modest holdings in the technology sector.

The Portfolio's larger exposure to the technology sector negatively affected performance, mainly due to fears of a deteriorating U.S. economy and the rising Japanese yen. Although the earnings of high-tech companies may not meet current estimates due to the duration and magnitude of the global economic recovery, we believe these securities are attractive from a balance sheet perspective, as many of them have low price to book values and strong cash flows.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                       INVESTMENT OVERVIEW


JAPANESE VALUE EQUITY PORTFOLIO (CONT'D)

MARKET OUTLOOK

We believe the key to sustained upward movement in the Japanese markets remain with a soft landing in the U.S., a stable currency and continuing strong economic data from Japan. In the short-term, it appears that all the shares bought during the March-May rally are now showing unrealized losses which could mean that a resistance may be ahead. In the long-term, although we expect some announcements regarding tax reforms to spur the economy, economic problems still remain on how to generate sustainable domestic demand-led growth before the markets can rise on a more secular basis. We seem to have a market with historically attractive valuations and improving leading indicators for a Japanese cyclical recovery, which is not fully reflected in share prices.

July 2002

MORGAN STANLEY INSTITUTIONAL FUND, INC.
JAPANESE VALUE EQUITY PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS

                                                                           VALUE
                                                              SHARES       (000)
================================================================================
COMMON STOCKS (93.0%)
AUTOMOBILES (7.2%)
  Nissan Motor Co., Ltd.                                     111,000   $     770
  Suzuki Motor Co., Ltd.                                      48,000         594
  Toyota Motor Corp.                                          30,300         806
--------------------------------------------------------------------------------
                                                                           2,170
================================================================================
BANKS (0.2%)
  Mitsubishi Tokyo Financial Group, Inc.                           8          54
--------------------------------------------------------------------------------
BUILDING PRODUCTS (0.7%)
  Sanwa Shutter Corp.                                         73,000         221
--------------------------------------------------------------------------------
CHEMICALS (8.5%)
  Daicel Chemical Industries Ltd.                            125,000         427
  Denki Kagaku Kogyo Kabushika Kaisha                        143,000         457
  Kaneka Corp.                                                79,000         551
  Lintec Corp.                                                31,000         235
  Mitsubishi Chemical Corp.                               (a)149,000         348
  Nifco, Inc.                                                 32,000         318
  Shin - Etsu Polymer Co., Ltd.                               63,000         225
--------------------------------------------------------------------------------
                                                                           2,561
================================================================================
COMMERCIAL SERVICES & SUPPLIES (1.7%)
  Dai Nippon Printing Co., Ltd.                               33,000         439
  Nissha Printing Co., Ltd.                                   13,000          78
--------------------------------------------------------------------------------
                                                                             517
================================================================================
COMPUTERS & PERIPHERALS (7.9%)
  Fujitsu Ltd.                                                92,000         643
  Mitsumi Electric Co., Ltd.                                  33,100         522
  NEC Corp.                                                   72,000         502
  Toshiba Corp.                                           (a)172,000         702
--------------------------------------------------------------------------------
                                                                           2,369
================================================================================
CONSTRUCTION & ENGINEERING (2.8%)
  Kurita Water Industries Ltd.                                37,000         456
  Obayashi Corp.                                          (a)116,000         330
  Sanki Engineering                                           12,000          58
--------------------------------------------------------------------------------
                                                                             844
================================================================================
DIVERSIFIED FINANCIALS (1.8%)
  Hitachi Capital Corp.                                       40,400         540
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.2%)
  Nippon Telegraph & Telephone Corp.                             157         647
--------------------------------------------------------------------------------
ELECTRIC UTILITIES (1.9%)
  Tokyo Electric Power Co.                                    27,100         559
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT (1.1%)
  Furukawa Electric Co., Ltd.                                 62,000         238
  Kyudenko Corp.                                              27,000         102
--------------------------------------------------------------------------------
                                                                             340
================================================================================
ELECTRONIC EQUIPMENT & INSTRUMENTS (7.1%)
  Hitachi High - Technologies Corp.                           10,000         142
  Hitachi Ltd.                                                98,000         635
  Kyocera Corp.                                             (a)8,400         614
  Ryosan Co., Ltd.                                            20,900         243
  TDK Corp.                                                   10,400   $     492
--------------------------------------------------------------------------------
                                                                           2,126
================================================================================
FOOD & DRUG RETAILING (1.7%)
  FamilyMart Co., Ltd.                                        20,700         502
--------------------------------------------------------------------------------
FOOD PRODUCTS (1.7%)
  House Foods Corp.                                           24,000         235
  Nippon Meat Packers, Inc.                                   23,000         289
--------------------------------------------------------------------------------
                                                                             524
================================================================================
HOUSEHOLD DURABLES (12.7%)
  Casio Computer Co., Ltd.                                    67,000         328
  Matsushita Electric Industrial Co., Ltd.                    57,000         779
  Nintendo Co., Ltd.                                           6,300         930
  Rinnai Corp.                                                10,700         242
  Sangetsu Co., Ltd.                                           4,000          65
  Sekisui Chemical Co.                                        70,000         240
  Sekisui House Co., Ltd.                                     53,000         390
  Sony Corp.                                                  15,600         826
--------------------------------------------------------------------------------
                                                                           3,800
================================================================================
LEISURE EQUIPMENT & PRODUCTS (3.6%)
  Fuji Photo Film Ltd.                                        22,000         712
  Yamaha Corp.                                             (a)38,000         370
--------------------------------------------------------------------------------
                                                                           1,082
================================================================================
MACHINERY (10.6%)
  Amada Co., Ltd.                                             78,000         379
  Daifuku Co., Ltd.                                           94,000         394
  Daikin Industries Ltd.                                      38,000         697
  Fuji Machine Manufacturing Co., Ltd.                        19,000         296
  Fujitec Co., Ltd.                                           30,000         148
  Minebea Co., Ltd.                                           76,000         447
  Mitsubishi Heavy Industries Ltd.                           153,000         464
  Tsubakimoto Chain Co.                                      118,000         353
--------------------------------------------------------------------------------
                                                                           3,178
================================================================================
MARINE (0.5%)
  Mitsubishi Logistics Corp.                                  22,000         150
--------------------------------------------------------------------------------
MEDIA (0.3%)
  TOHO Co., Ltd.                                               8,900         102
--------------------------------------------------------------------------------
OFFICE ELECTRONICS (5.4%)
  Canon, Inc.                                                 22,000         833
  Ricoh Co., Ltd.                                             45,000         781
--------------------------------------------------------------------------------
                                                                           1,614
================================================================================
PHARMACEUTICALS (5.9%)
  Ono Pharmaceutical Co., Ltd.                                15,000         537
  Sankyo Co., Ltd.                                            40,000         545
  Yamanouchi Pharmaceutical Co., Ltd.                         26,200         681
--------------------------------------------------------------------------------
                                                                           1,763
================================================================================
REAL ESTATE (1.9%)
  Mitsubishi Estate Co., Ltd.                                 69,000         565
--------------------------------------------------------------------------------
ROAD & Rail (1.8%)
  East Japan Railway Co.                                         115         539
--------------------------------------------------------------------------------

72  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       JAPANESE VALUE EQUITY PORTFOLIO

                                       FINANCIAL STATEMENTS
                                       JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                                           VALUE
                                                              SHARES       (000)
================================================================================
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.0%)
  Rohm Co., Ltd.                                               2,000   $     299
--------------------------------------------------------------------------------
TEXTILES & APPAREL (0.6%)
  Nisshinbo Industries                                        38,000         177
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS (2.2%)
  Mitsubishi Corp.                                            69,000         500
  Nagase & Co., Ltd.                                          35,000         168
--------------------------------------------------------------------------------
                                                                             668
================================================================================
  TOTAL COMMON STOCKS (COST $35,665)                                      27,911
================================================================================

                                                                FACE
                                                              AMOUNT
                                                               (000)
================================================================================
SHORT-TERM INVESTMENT (7.0%)
REPURCHASE AGREEMENT (7.0%)
  J.P. Morgan Securities, Inc., 1.95%, dated
    6/28/02, due 7/1/02
    (COST $2,092)                                         $ (f)2,092       2,092
--------------------------------------------------------------------------------
FOREIGN CURRENCY (0.4%)
  Japanese Yen (COST $126)                              JPY   15,084         126
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%) (COST $37,883)                                 30,129
================================================================================
OTHER ASSETS (0.0%)
  Dividends Receivable                                    $        2
  Interest Receivable                                              1
  Other                                                            2           5
================================================================================
LIABILITIES (-0.4%)
  Investment Advisory Fees Payable                               (65)
  Directors' Fees and Expenses Payable                           (14)
  Administrative Fees Payable                                     (6)
  Custodian Fees Payable                                          (4)
  Distribution Fees, Class B                                      (2)
  Other Liabilities                                              (44)       (135)
================================================================================
NET ASSETS (100%)                                                      $  29,999
================================================================================

                                                                           VALUE
                                                                           (000)
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                        $  75,475
Undistributed Net Investment Income (Loss)                                  (160)
Accumulated Net Realized Gain (Loss)                                     (37,561)
Unrealized Appreciation (Depreciation) on
  Investments and Foreign Currency Translations                           (7,755)
--------------------------------------------------------------------------------
NET ASSETS                                                             $  29,999
================================================================================
CLASS A:
--------
NET ASSETS                                                             $  28,087
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 4,975,396 outstanding $0.001 par value
    shares   5.65 (authorized 500,000,000 shares)                      $    5.65
================================================================================
CLASS B:
--------
NET ASSETS                                                             $   1,912
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 343,628 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                             $    5.56
================================================================================

(a) -- Non-income producing security
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

    The accompanying notes are an integral part of the financial statements.  73

MORGAN STANLEY INSTITUTIONAL FUND, INC.

INVESTMENT OVERVIEW


LATIN AMERICAN PORTFOLIO

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2002)

-------------------
Mexico         50.3%
Brazil         37.4
Chile           5.1
Venezuela       1.8
Other           5.4
-------------------

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS FREE LATIN AMERICA INDEX(1)

                                          TOTAL RETURNS(2)
                            ---------------------------------------------
                                                       AVERAGE ANNUAL
                                                  -----------------------
                                           ONE       FIVE          SINCE
                               YTD        YEAR      YEARS      INCEPTION
-------------------------------------------------------------------------
Portfolio - Class A(3)      (11.78)%    (17.91)%    (5.12)%         5.65%
Portfolio - Class B(4)      (11.88)     (18.16)     (5.31)          7.09
Index - Class A             (14.82)     (20.16)     (7.34)          1.10
Index - Class B             (14.82)     (20.16)     (7.34)          2.14

(1) The MSCI Emerging Markets Free Latin America Index (the "Index") is a broad based market cap weighted composite index covering at least 60% of markets in Argentina, Brazil, Chile, Colombia, Mexico, Peru, and Venezuela. The Index takes into account local market restrictions for specific securities or classes of shares that may be excluded from or limited for foreign investor ownership.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)  Commenced operations on January 18, 1995

(4)  Commenced operations on January 2, 1996


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Latin American Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of Latin American issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relative higher degree of volatility.

For the six months ended June 30, 2002, the Portfolio had a total return of -11.78% for the Class A shares and -11.88% for the Class B shares compared to -14.82% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Latin America Index (the "Index").

MARKET REVIEW

The Portfolio's underweight position in Argentina (-64.7% Index Return) coupled with an overweight stance in Mexico (-4.7%) was the primary contributor to relative performance. Stock selection in Venezuela, Argentina and Brazil were positive contributors to relative performance, while selection in Mexico and Chile detracted from performance.

The Latin American region, despite a relatively strong first quarter return of 8.1%, weakened sharply during the second quarter and ended down 11.9% for the six months ending June 30, 2002. The smaller defensive markets of Peru and Chile gained 12.8% and 10.2%, respectively, during the period in review which helped to reduce sharp loses in Argentina (-64.7%), Brazil (-19.8%), Venezuela (-17.4%) and Chile (-16.0%). Nevertheless, Latin American equities have been relatively resilient despite global market turmoil and continue to outperform U.S. markets as measured by the S&P 500 and NASDAQ Composite returning -13.2% and -25.0%, respectively.

During the first quarter of 2002, Latin American equities, led by strong country returns in Mexico (+17.3%) and Brazil (+7.1%), gained 8.1% as markets in the region were supported by expectations of a U.S.-led economic recovery and positive economic data from select Latin American countries. However, after outperforming during the first quarter and rebounding 37.2% from September lows, Latin American equities fell 21.2% in the second quarter of 2002. Second quarter performance was hampered by domestic factors primarily due to politics in Brazil, a lack of confidence in Mexico and Chile and the continuing crisis in Argentina. External factors also hampered Latin American markets as concerns grew about the quality of corporate earnings in America and the U.S. dollar's sharp decline in the second

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                       INVESTMENT OVERVIEW


LATIN AMERICAN PORTFOLIO (CONT'D)

quarter. Mounting concerns about the sustainability of the U.S. current account deficit against a backdrop of poor corporate profitability hit the U.S. dollar and helped send currencies across Latin America lower, led by the Venezuelan Bolivar (-34.4%), Argentine Peso (-23.0%), Brazilian Real (-17.5%) and Mexican Peso (-9.2%).

MARKET OUTLOOK

Overall, we remain positive on Latin American markets. In the near-term, we believe two key developments will influence Latin America's performance. First, any recovery in the U.S. economy should have a positive impact on Mexico during the second half of this year. We are optimistic about the Mexican stock market and therefore expect to keep our overweight position. Second, with the resolution of the presidential elections in Brazil, during the month of October, we believe economic growth will resume either in the fourth quarter of 2002 or the first quarter of 2003. Given this outlook, we are expecting to increase our underweight position to an overweight position in Brazil once we begin to see evidence that the political risk of the elections is priced in.

July 2002

MORGAN STANLEY INSTITUTIONAL FUND, INC.
LATIN AMERICAN PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS

                                                                           VALUE
                                                              SHARES       (000)
================================================================================
COMMON STOCKS (95.3%)
ARGENTINA (0.7%)
  Quilmes Industrial S.A. ADR                                 13,402   $     131
--------------------------------------------------------------------------------
BRAZIL (37.4%)
  Banco Bradesco (Preferred)                              77,237,607         308
  Banco Bradesco S.A. ADR                                      6,308         125
  Banco Itau (Preferred)                                  12,085,650         682
  Banco Nacional S.A. (Preferred)                   (a)(d)11,847,000         @--
  Brasil Telecom Participacoes (Preferred)                 4,921,632          28
  Brazil Telecom S.A.                                        258,819           1
  Brazil Telecom S.A. (Preferred)                          4,935,379          20
  Celular CRT (Preferred)                                    620,560          90
  CEMIG (Preferred)                                       11,963,099         135
  CEMIG ADR (Preferred)                                       11,650         131
  Cia Siderurgica Nacional                                14,588,000         233
  Cia Siderurgica Nacional ADR                                 2,000          32
  Companhia de Bebidas das
    Americas (Preferred)                                     875,000         137
  Companhia de Bebidas das
    Americas ADR                                              59,228         920
  Companhia Paranaense de Energia -
    Copel, Class B (Preferred)                            19,071,880          78
  Companhia Paranaense de Energia -
    Copel, Class B ADR (Preferred)                             8,549          35
  CVRD ADR                                                 (a)11,090         307
  CVRD (Bonus Shares)                                         34,986         @--
  CVRD ADR (Preferred)                                         1,931          50
  CVRD, Class A (Preferred)                                   25,002         648
  Eletrobras                                               8,327,350          87
  Eletrobras ADR                                               1,370           7
  Eletrobras, Class B (Preferred)                          5,763,061          55
  Eletrobras, Class B ADR (Preferred)                            650           3
  Empresa Brasileira de Aeronautica
    S.A. ADR                                                  15,206         325
  Gerdau (Preferred)                                      22,863,864         240
  Itausa-Investimentos Itau S.A. (Preferred)                 236,076         158
  Lojas Arapua (Preferred)                          (d)(e)10,009,300         @--
  Lojas Arapua S.A. GDR (Preferred)                     (d)(e)13,460         @--
  Petrobras (Preferred)                                       23,355         409
  Petrobras ADR                                               62,436       1,178
  Petrobras ADR (Preferred)                                   15,200         264
  Petrobras S.A.                                               9,826         187
  Tele Centro Oeste Celular Participacoes
    S.A. ADR                                                  38,400         170
  Tele Norte Leste Participacoes S.A.
    (Preferred)                                           35,218,292         356
  Telemar ADR                                                  5,126          51
  Votorantim Celulose e Papel S.A.
    (Preferred)                                            1,326,000          49
  Votorantim Celulose e Papel S.A. ADR                         4,540          86
--------------------------------------------------------------------------------
                                                                           7,585
================================================================================
CHILE (5.1%)
  Banco de Chile ADR                                          10,766   $     175
  Banco Santander ADR                                          4,270          56
  Banco Santiago ADR                                           4,903          85
  CCU ADR                                                     10,594         163
  CIA de Telecomunicaciones de Chile ADR                      32,519         398
  D&S ADR                                                      6,721          80
  Enersis ADR                                              (a)11,196          65
--------------------------------------------------------------------------------
                                                                           1,022
================================================================================
MEXICO (50.3%)
  America Movil S.A. de C.V. ADR                              73,823         989
  America Telecom, S.A. de C.V.                            (a)60,236          36
  Bancomer, Class O                                        1,369,861       1,119
  Carso Global Telecom                                     (a)56,436          61
  Cemex CPO ADR                                               13,978         368
  Cemex S.A.                                                  90,629         480
  Coca-Cola Femsa, S.A. de C.V.                                8,600         206
  Femsa                                                       40,400         158
  Femsa ADR                                                   25,905       1,016
  Grupo Aeroportuario de Sureste S.A. de C.V.             (a)142,900         187
  Grupo Aeroportuario de Sureste S.A. de C.V., ADR             1,210          16
  Grupo Carso, Class A1                                     (a)8,084          24
  Grupo Mexico S.A., Class B                                  31,120          45
  Kimberly-Clark, Class A                                    147,762         394
  Panamerican Beverages, Inc., Class A                        12,850         183
  Tamsa ADR                                                   21,659         199
  Televisa CPO ADR                                         (a)18,204         681
  Telmex, Class L ADR                                         88,590       2,842
  Walmart de Mexico ADR                                          980          27
  Walmart de Mexico, Class C                                 100,079         231
  Walmart de Mexico, Class V                                 344,880         936
--------------------------------------------------------------------------------
                                                                          10,198
================================================================================
VENEZUELA (1.8%)
  CANTV ADR                                                   25,454         362
--------------------------------------------------------------------------------
  TOTAL COMMON STOCKS (COST $23,218)                                      19,298
================================================================================
  TOTAL FOREIGN SECURITIES (95.3%) (COST $23,218)                         19,298
================================================================================

                                                                FACE
                                                              AMOUNT
                                                               (000)
================================================================================
SHORT-TERM INVESTMENT (4.3%)
REPURCHASE AGREEMENT (4.3%)
  J.P. Morgan Securities, Inc., 1.95%,
    dated 6/28/02, due 7/1/02
    (COST $884)                                       $       (f)884         884
--------------------------------------------------------------------------------
FOREIGN CURRENCY (0.1%)
  Brazilian Real                                    BRL           54          19
  Mexican Peso                                      MXN            1         @--
--------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $19)                                           19
================================================================================

76  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       LATIN AMERICAN PORTFOLIO

                                       FINANCIAL STATEMENTS
                                       JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                                           VALUE
                                                                           (000)
================================================================================
TOTAL INVESTMENTS (99.7%) (COST $24,121)                               $  20,201
================================================================================
OTHER ASSETS (0.9%)
  Dividends Receivable                                       $    96
  Receivable for Investments Sold                                 80         176
================================================================================
LIABILITIES (-0.6%)
  Payable for Investments Purchased                              (31)
  Investment Advisory Fees Payable                               (23)
  Custodian Fees Payable                                          (8)
  Administrative Fees Payable                                     (5)
  Bank Overdraft Payable                                          (4)
  Directors' Fees and Expenses Payable                            (4)
  Other Liabilities                                              (45)       (120)
================================================================================
NET ASSETS (100%)                                                      $  20,257
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                        $  50,237
Undistributed Net Investment Income (Loss)                                   445
Accumulated Net Realized Gain (Loss)                                     (26,495)
Unrealized Appreciation (Depreciation) on
  Investments and Foreign Currency Translations                           (3,930)
--------------------------------------------------------------------------------
NET ASSETS                                                             $  20,257
================================================================================
CLASS A:
--------
NET ASSETS                                                             $  20,039
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 2,502,732 outstanding $0.001
    par value shares (authorized 500,000,000 shares)                   $    8.01
================================================================================
CLASS B:
--------
NET ASSETS                                                             $     218
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE

  Applicable to 27,271 outstanding $0.001 par
    value shares (authorized 500,000,000 shares)                       $    8.01
================================================================================

(a) -- Non-income producing security
(d) -- Securities were valued at fair value -- See Note A-1 to financial statements.
(e) -- 144A security -- certain conditions for public sale may exist.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
@   -- Value is less than $500.
ADR -- American Depositary Receipts
GDR -- Global Depositary Receipts

================================================================================
                 SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY
                         CLASSIFICATION - JUNE 30, 2002

                                                                PERCENT
                                                  VALUE          OF NET
INDUSTRY                                          (000)          ASSETS
-----------------------------------------------------------------------
Aerospace & Defense                             $   325             1.6%
Banks                                             2,550            12.6
Beverages                                         2,915            14.4
Construction Materials                              848             4.2
Diversified Telecommunication Services            4,119            20.3
Electric Utilities                                  596             2.9
Energy Equipment & Services                         199             1.0
Media                                               680             3.4
Metals & Mining                                   1,554             7.7
Mutiline Retail                                   1,193             5.9
Oil & Gas                                         2,037            10.0
Paper & Forest Products                             529             2.6
Transportation Infrastructure                       203             1.0
Wireless Telecommunication Services               1,285             6.4
Other                                               265             1.3
-----------------------------------------------------------------------
                                                $19,298            95.3%
=======================================================================

    The accompanying notes are an integral part of the financial statements.  77

MORGAN STANLEY INSTITUTIONAL FUND, INC.

INVESTMENT OVERVIEW


EQUITY GROWTH PORTFOLIO

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2002)

----------------------------------------
Information Technology              20.5%
Health Care                         18.4
Financials                          16.0
Consumer Discretionary              15.8
Industries                          11.1
Consumer Staples                     7.7
Energy                               3.2
Telecommunication Services           1.6
Other                                5.7
----------------------------------------

PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)

                                           TOTAL RETURNS(2)
                         ----------------------------------------------------
                                                       AVERAGE ANNUAL
                                                -----------------------------
                                       ONE       FIVE       TEN        SINCE
                            YTD       YEAR      YEARS     YEARS    INCEPTION
-----------------------------------------------------------------------------
Portfolio - Class A(3)   (17.69)%   (21.55)%     3.49%    11.87%       11.33%
Portfolio - Class B(4)   (17.74)    (21.78)      3.24       N/A         8.81
Index - Class A          (13.15)    (17.97)      3.66     11.43        11.10
Index - Class B          (13.15)    (17.97)      3.66       N/A         9.11

(1) The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)  Commenced operations on April 2, 1991

(4)  Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Equity Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

For the six months ended June 30, 2002, the Portfolio had a total return of -17.69% for the Class A shares and -17.74% for the Class B shares compared to -13.15% for the S&P 500 Index (the "Index").

MARKET REVIEW

Domestic equities endured a very difficult period, as a number of market indices approached or fell below their September 21, 2001 lows. Accounting concerns remained at the forefront of investors' minds, amid a number of headline scandals and bankruptcies, in addition, weak corporate profits, earnings warnings, and a lack of encouraging forward guidance contributed to market pessimism, as did investor concern about geopolitical conflict overseas and fears of terrorist threats domestically. The macroeconomic picture did show some signs of improvement; nevertheless, market sentiment and investor confidence appeared to be quite negative.

The Portfolio lagged the Index primarily due to sector allocation. Detractors included energy where we focused on oil services and the integrated oils which we tend to view as value stocks outperformed. Stock selection in technology was favorable compared to the Index, although it was still the weakest segment of the Index and the second weakest in the Portfolio. Within technology, we have maintained the strategy of overweighting what we believe are the largest, most dominant companies within their industry. We view financials as a barometer of economic health and the weakness in the sector was reflective of concerns about the economy. During the second quarter, we increased exposure to stable growth names. Within healthcare, exposure to biotech was reduced as we see no positive near-term catalysts for the group. The overweight in large cap pharmaceuticals was reduced to roughly a market weight. We view the group as cheaply priced in light of earnings potential when compared to other segments, such as technology. The Portfolio benefited from exposure to certain healthcare services companies. The defense names we owned within industrials performed well. Underweights in telecom and utilities were beneficial. Within telecom, we own names we believe will withstand the shakeout in the industry, which could last as long as three years.

MARKET OUTLOOK

The current spate of disclosure disasters is leading to a purge that ultimately will be healthy for the markets, in our view.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                       INVESTMENT OVERVIEW


EQUITY GROWTH PORTFOLIO (CONT'D)

There has to be a time when the bad news stops so that investors can regain confidence in the integrity and competency of company managements. On the other hand, the economy is starting to grow, and while recoveries do not occur in a straight line, we do believe that the recovery will at some point take hold. We remain invested in a mix of stable and cyclical growth companies and focused on fundamental research.

July 2002

MORGAN STANLEY INSTITUTIONAL FUND, INC.
EQUITY GROWTH PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS

                                                                           VALUE
                                                              SHARES       (000)
================================================================================
COMMON STOCKS (94.7%)
CONSUMER DISCRETIONARY (15.8%)
HOTELS RESTAURANTS & LEISURE (1.1%)
  International Game Technology                            (a)50,988   $   2,891
  Wendy's International, Inc.                                 51,100       2,035
  YUM! Brands, Inc.                                        (a)85,850       2,511
--------------------------------------------------------------------------------
                                                                           7,437
================================================================================
MEDIA (3.9%)
  AOL Time Warner, Inc.,                                  (a)183,750       2,703
  AT&T - Liberty Media Corp., Class A                     (a)657,925       6,250
  Regal Entertainment Group                               (a)114,950       2,681
  Univision Communications, Inc.                       (a)(c)101,775       3,196
  Viacom, Inc., Class B                                   (a)252,380      11,198
--------------------------------------------------------------------------------
                                                                          26,028
================================================================================
MULTILINE RETAIL (5.6%)
  BJ's Wholesale Club, Inc.                               (a)124,363       4,788
  Costco Wholesale Corp.                                   (a)97,538       3,767
  Dollar General Corp.                                       226,300       4,306
  Dollar Tree Stores, Inc.                             (a)(c)111,138       4,380
  Wal - Mart Stores, Inc.                                    370,488      20,381
--------------------------------------------------------------------------------
                                                                          37,622
================================================================================
SPECIALTY RETAIL (5.2%)
  Home Depot, Inc.                                           547,325      20,103
  Lowe's Cos., Inc.                                           93,750       4,256
  The Limited, Inc.                                          272,538       5,805
  Tiffany & Co.                                               79,600       2,802
  TJX Cos., Inc.                                             124,550       2,443
--------------------------------------------------------------------------------
                                                                          35,409
================================================================================
                                                                         106,496
================================================================================
CONSUMER STAPLES (7.7%)
BEVERAGES (3.7%)
  Anheuser Busch Cos., Inc.                                  132,125       6,606
  Coca Cola Co.                                              230,813      12,926
  PepsiCo, Inc.                                              114,620       5,525
--------------------------------------------------------------------------------
                                                                          25,057
================================================================================
FOOD & DRUG RETAILING (0.4%)
  Walgreen Co.                                                69,225       2,674
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS (1.9%)
  Colgate - Palmolive Co.                                     34,788       1,741
  Procter & Gamble Co.                                       123,788      11,054
--------------------------------------------------------------------------------
                                                                          12,795
================================================================================
TOBACCO (1.7%)
  Loews Corp. - Carolina Group                                89,650       2,425
  Philip Morris Cos., Inc.                                   205,400       8,972
--------------------------------------------------------------------------------
                                                                          11,397
================================================================================
                                                                          51,923
================================================================================
ENERGY (3.2%)
ENERGY EQUIPMENT & SERVICES (2.2%)
  Baker Hughes, Inc.                                         312,225   $  10,394
  BJ Services Co.                                         (a)131,175       4,444
--------------------------------------------------------------------------------
                                                                          14,838
================================================================================
OIL & GAS (1.0%)
  Anadarko Petroleum Corp.                                   139,888       6,897
--------------------------------------------------------------------------------
                                                                          21,735
================================================================================
FINANCIALS (16.0%)
BANKS (2.7%)
  Bank of New York Co., Inc.                                 173,000       5,839
  Charter One Financial, Inc.                                 77,700       2,671
  Fifth Third Bancorp                                        116,750       7,781
  Synovus Financial Corp.                                     65,800       1,811
--------------------------------------------------------------------------------
                                                                          18,102
================================================================================
DIVERSIFIED FINANCIALS (11.1%)
  American Express Co.                                       116,450       4,229
  Capital One Financial Corp.                             (c)221,863      13,545
  Citigroup, Inc.                                            572,929      22,201
  Federal Home Loan Mortgage Corp.                           467,138      28,589
  Goldman Sachs Group, Inc.                                   94,515       6,933
--------------------------------------------------------------------------------
                                                                          75,497
================================================================================
INSURANCE (2.2%)
  American International Group, Inc.                         217,750      14,857
--------------------------------------------------------------------------------
                                                                         108,456
================================================================================
HEALTH CARE (18.4%)
HEALTH CARE EQUIPMENT & SUPPLIES (1.5%)
  Baxter International, Inc.                                  76,125       3,383
  Medtronic, Inc.                                            160,950       6,897
--------------------------------------------------------------------------------
                                                                          10,280
================================================================================
HEALTH CARE PROVIDERS & SERVICES (5.2%)
  AmerisourceBergen Corp.                                  (c)74,700       5,677
  Cardinal Health, Inc.                                       36,125       2,218
  HCA - The Healthcare Company                            (c)200,800       9,538
  Laboratory Corp of America Holdings                     (a)181,000       8,263
  Quest Diagnostics, Inc.                              (a)(c)109,625       9,433
--------------------------------------------------------------------------------
                                                                          35,129
================================================================================
PHARMACEUTICALS (11.7%)
  Abbott Laboratories                                        211,513       7,964
  Eli Lilly & Co.                                             71,013       4,005
  Johnson & Johnson                                          287,500      15,025
  Merck & Co., Inc.                                           41,775       2,116
  Pfizer, Inc.                                               837,325      29,306
  Pharmacia Corp.                                            183,927       6,888
  Wyeth                                                      269,888      13,818
--------------------------------------------------------------------------------
                                                                          79,122
================================================================================
                                                                         124,531
================================================================================

80  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       EQUITY GROWTH PORTFOLIO

                                       FINANCIAL STATEMENTS
                                       JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                                           VALUE
                                                              SHARES       (000)
================================================================================
INDUSTRIALS (11.1%)
AEROSPACE & DEFENSE (2.1%)
  Alliant Techsystems, Inc.                                (a)27,237   $   1,738
  General Dynamics Corp.                                      82,000       8,720
  Raytheon Co.                                                85,125       3,469
--------------------------------------------------------------------------------
                                                                          13,927
================================================================================
COMMERCIAL SERVICES & SUPPLIES (2.7%)
  Affiliated Computer Services, Inc.                       (a)56,925       2,703
  Concord EFS, Inc.                                        (a)78,125       2,355
  First Data Corp.                                           273,650      10,305
  Weight Watchers International, Inc.                   (a)(c)68,075       2,957
--------------------------------------------------------------------------------
                                                                          18,320
================================================================================
INDUSTRIAL CONGLOMERATES (6.3%)
  General Electric Co.                                     1,473,000      42,791
--------------------------------------------------------------------------------
                                                                          75,038
================================================================================
OTHER (0.4%)
PERSONAL PRODUCTS (0.3%)
  Alberto - Culver Co., Class B                               34,900       1,668
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.1%)
  Intersil Corp.                                           (a)35,300         755
--------------------------------------------------------------------------------
                                                                           2,423
================================================================================
INFORMATION TECHNOLOGY (20.5%)
BIOTECHNOLOGY (1.0%)
  Amgen, Inc.                                              (a)92,563       3,877
  Celgene Corp.                                         (a)(c)57,400         878
  Gilead Sciences, Inc.                                 (a)(c)61,100       2,009
--------------------------------------------------------------------------------
                                                                           6,764
================================================================================
COMMUNICATIONS EQUIPMENT (2.8%)
  Brocade Communications Systems, Inc.                  (a)(c)67,275       1,176
  Cisco Systems, Inc.                                     (a)895,000      12,485
  Motorola, Inc.                                             199,150       2,872
  QUALCOMM, Inc.                                           (a)89,463       2,459
--------------------------------------------------------------------------------
                                                                          18,992
================================================================================
COMPUTERS & PERIPHERALS (2.8%)
  Dell Computer Corp.                                     (a)380,275       9,940
  EMC Corp.                                               (a)250,525       1,891
  International Business Machines Corp.                       81,650       5,879
  Seagate Technology, Inc.                                   186,100         @--
  Sun Microsystems, Inc.                                  (a)280,650       1,406
--------------------------------------------------------------------------------
                                                                          19,116
================================================================================
IT CONSULTING & SERVICES (0.3%)
  SunGard Data Systems, Inc.                               (a)73,450       1,945
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (6.7%)
  Altera Corp.                                            (a)130,363       1,773
  Analog Devices, Inc.                                     (a)79,450       2,360
  Applied Materials, Inc.                                 (a)341,301       6,492
  Intel Corp.                                              1,012,725      18,502
  Linear Technology Corp.                                    126,300       3,970
  Maxim Integrated Products, Inc.                          (a)44,675       1,712
  Texas Instruments, Inc.                                    383,150       9,081
  Xilinx, Inc.                                             (a)69,038   $   1,548
--------------------------------------------------------------------------------
                                                                          45,438
================================================================================
SOFTWARE (6.9%)
  Intuit, Inc.                                             (a)82,963       4,125
  Microsoft Corp.                                         (a)678,963      36,745
  Oracle Corp.                                            (a)398,150       3,771
  VERITAS Software Corp.                                   (a)94,574       1,872
--------------------------------------------------------------------------------
                                                                          46,513
================================================================================
                                                                         138,768
================================================================================
TELECOMMUNICATION SERVICES (1.6%)
DIVERSIFIED TELECOMMUNICATION SERVICES (1.6%)
  SBC Communications, Inc.                                   167,050       5,095
  Verizon Communications, Inc.                               139,781       5,612
--------------------------------------------------------------------------------
                                                                          10,707
================================================================================
  TOTAL COMMON STOCKS (COST $720,069)                                    640,077
================================================================================

                                                                FACE
                                                              AMOUNT
                                                               (000)
================================================================================
SHORT-TERM INVESTMENTS (9.4%)
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL
 ON LOANED SECURITIES (1.5%)
  Banco Bilbao Viz Argentaria, NY,
    1.86%, 4/24/03                                        $    1,295       1,295
  Bank of Nova Scotia, NY,
    2.51%, 2/04/03                                               926         926
  Bayrische Hypo - Und Vereinsbank,
    1.78%, 7/31/02                                               370         370
  Canadian Imperial Bank, NY,
    2.05%, 7/31/02                                                81          81
  Commerzbank AG, 1.88%, 9/23/02                                 931         931
  Credit Suisse First Boston USA, Inc.,
    2.28%, 11/25/02                                              407         407
  Federal Home Loan Bank,
    1.77%, 8/23/02                                               463         463
  Federal National Mortgage Association,
    1.85%, 8/12/02                                               463         463
  Federal National Mortgage Association,
    1.87%, 12/06/02                                              247         247
  Federal National Mortgage Association,
    1.90%, 10/04/02                                              459         459
  Goldman Sachs Group LP,
    2.10%, 7/25/02                                               325         325
  Lloyds Bank London plc,
    2.36%, 2/24/03                                               463         463
  Merrill Lynch & Co.,
    1.99%, 7/24/02                                               148         148
  National City Bank of Cleveland,
    1.86%, 11/07/02                                              926         926
  National City Bank of Cleveland,
    2.07%, 10/23/02                                              314         314
  Quebec Province,
    2.20%, 1/31/03                                               910         910
  Salomon Smith Barney, Inc.,
    2.06%, 9/11/02                                                99          99

    The accompanying notes are an integral part of the financial statements.  81

MORGAN STANLEY INSTITUTIONAL FUND, INC.
EQUITY GROWTH PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                                FACE
                                                              AMOUNT       VALUE
                                                               (000)       (000)
================================================================================
SHORT-TERM DEBT SECURITIES HELD AS
 COLLATERAL ON LOANED SECURITIES (CONT.)
  Societe Generale, London,
    1.82%, 7/22/02                                         $     926   $     926
  Societe Generale, NY,
    2.00%, 7/12/02                                               163         163
  Unicredito Italiano, NY,
    2.00%, 7/8/02                                                278         278
--------------------------------------------------------------------------------
                                                                          10,194
================================================================================

                                                              SHARES
================================================================================
INVESTMENT COMPANIES HELD AS COLLATERAL
  ON LOANED SECURITIES (1.9%)
  AIM S.T Investment Co.                                   1,065,000       1,065
  American Select Cash Reserve Fund                          665,000         665
  CITI Institutional Liquid Reserve Fund                     833,000         833
  Dreyfus Cash Management Plus Fund                          833,000         833
  Evergreen Institutional Money Market Fund                  833,000         833
  Federated Prime Value Fund                                 925,000         925
  Harris Insight Money Market Fund                           925,000         925
  Janus Institutional Money Market Fund                      458,000         458
  Merrill Lynch Premier Institutional Fund                   925,000         925
  Merrimac Cash Series Fund                                  833,000         833
  Nations Cash Reserve Fund                                  833,000         833
  One Group Institutional Prime
  Money Market Fund                                          925,000         925
  Prudential Institutional Liquidity
    Money Market Fund                                        925,000         925
  Reserve Primary Money Market Fund                          925,000         925
  TempCash Money Market Fund                                 925,000         925
--------------------------------------------------------------------------------
                                                                          12,828
================================================================================

                                                                FACE
                                                              AMOUNT
                                                               (000)
================================================================================
REPURCHASE AGREEMENT (6.0%)
  J.P. Morgan Securities, Inc., 1.95%,
    dated 6/28/02, due 7/1/02                           $  (f)40,162      40,162
--------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENT (COST $63,184)                              63,184
================================================================================
TOTAL INVESTMENTS (104.1%) (COST $783,253)                               703,261
================================================================================

                                                                           VALUE
                                                                           (000)
================================================================================
OTHER ASSETS (0.9%)
  Receivable for Investments Sold                       $      5,241
  Dividends Receivable                                           524
  Interest Receivable                                             15
  Receivable for Portfolio Shares Sold                             1
  Other                                                            5   $   5,786
================================================================================
LIABILITIES (-5.0%)
  Collateral on Securities Loaned, at Value                  (23,022)
  Payable for Investments Purchased                           (8,847)
  Investment Advisory Fees Payable                              (904)
  Administrative Fees Payable                                   (137)
  Distribution Fees, Class B                                    (127)
  Directors' Fees and Expenses Payable                           (68)
  Custodian Fees Payable                                         (16)
  Other Liabilities                                             (184)    (33,305)
================================================================================
NET ASSETS (100%)                                                      $ 675,742
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                        $ 852,027
Undistributed Net Investment Income (Loss)                                   172
Accumulated Net Realized Gain (Loss)                                     (96,465)
Unrealized Appreciation (Depreciation) on Investments                    (79,992)
--------------------------------------------------------------------------------
NET ASSETS                                                             $ 675,742
================================================================================
CLASS A:
--------
NET ASSETS                                                             $ 495,608
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 34,812,587 outstanding $0.001
    par value shares (authorized 500,000,000 shares)                   $   14.24
================================================================================
CLASS B:
--------
NET ASSETS                                                             $ 180,134
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 12,820,491 outstanding $0.001
    par value shares (authorized 500,000,000 shares)                   $   14.05
================================================================================

(a) -- Non-income producing security
(c) -- All or a portion of security on loan at June 30, 2002 -- See note A-9 to financial statements.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
 @  -- Value is less than $500.

82  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                       INVESTMENT OVERVIEW


FOCUS EQUITY PORTFOLIO

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2002)

-------------------------------------
 Information Technology          21.0%
 Health Care                     19.7
 Financials                      17.5
 Consumer Discretionary          13.0
 Industrials                     10.5
 Consumer Staples                 7.4
 Energy                           3.4
 Telecommunication Services       1.7
 Other                            5.8
-------------------------------------

PERFORMANCE COMPARED TO THE S&P 500 INDEX AND THE LIPPER LARGE CAP GROWTH
INDEX(1)

                                                  TOTAL RETURNS(2)
                                    --------------------------------------------
                                                                 AVERAGE ANNUAL
                                                              ------------------
                                                     ONE       FIVE       SINCE
                                       YTD          YEAR      YEARS   INCEPTION
--------------------------------------------------------------------------------
Portfolio - Class A(3)              (18.78)%      (22.49)%     3.78%      14.70%
Portfolio - Class B(4)              (18.80)       (22.62)      3.54       10.30
S&P 500 Index - Class A             (13.15)       (17.97)      3.66       12.13
S&P 500 Index - Class B             (13.15)       (17.97)      3.66        9.11
Lipper Large Cap Growth             (17.96)       (25.07)      0.18        8.74
  Index -- Class A
Lipper Large Cap Growth             (17.96)       (25.07)      0.18        5.51
  Index -- Class B

(1) The S&P 500 Index is an unmanaged stock index comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. The Lipper Large Cap Growth Index is a composite of mutual funds managed for maximum capital gains.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)  Commenced operations on March 8, 1995

(4)  Commenced operations on January 2, 1996


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Focus Equity Portfolio seeks capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies. The Portfolio's concentration of its assets in a small number of issuers will subject it to greater risks.

For the six months ended June 30, 2002, the Portfolio had a total return of -18.78% for the Class A shares and -18.80% for the Class B shares compared to -13.15% for the S&P 500 Index (the "S&P Index") and -17.96% for the Lipper Large Cap Growth Index.

MARKET REVIEW

Domestic equities endured a very difficult period, as a number of market indices approached or fell below their September 21, 2001 lows. Accounting concerns remained at the forefront of investors' minds, amid a number of headline scandals and bankruptcies, in addition, weak corporate profits, earnings warnings, and a lack of encouraging forward guidance contributed to market pessimism, as did investor concern about geopolitical conflict overseas and fears of terrorist threats domestically. The macroeconomic picture did show some signs of improvement; nevertheless, market sentiment and investor confidence appeared to be quite negative.

The Portfolio lagged the S&P Index primarily due to sector allocation. Detractors included energy where the exposure was focused within oil services, which we view as a hedge against the possibility of war. Stock selection in technology was favorable compared to the Index, although it was still the weakest segment of the Index and the second weakest in the Portfolio. We view financials as a barometer of economic health and the weakness in the sector was reflective of concerns about the economy. During the second quarter, we increased exposure to what we believe are stable growth names. Within healthcare, exposure to biotech was reduced as we see no positive near-term catalysts for the group. The overweight in large cap pharmaceuticals was reduced to roughly a market weight. We view the group as cheaply priced in light of earnings potential when compared to other segments, such as technology. The Portfolio benefited from exposure to certain healthcare services companies. The defense names we owned within industrials performed well. Underweights in telecom and utilities were beneficial. Within telecom, we own names that we believe will withstand the shakeout in the industry, which could last as long as three years.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

INVESTMENT OVERVIEW


FOCUS EQUITY PORTFOLIO (CONT'D)

MARKET OUTLOOK

The current spate of disclosure disasters is leading to a purge that, in our view, ultimately will be healthy for the markets. There has to be a time when the bad news stops so that investors can regain confidence in the integrity and competency of company managements. On the other hand, the economy is starting to grow, and while recoveries do not occur in a straight line, we do believe that the recovery will at some point take hold. We remain invested in a mix of stable and cyclical growth companies and focused on fundamental research.

July 2002

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       FOCUS EQUITY PORTFOLIO

                                       FINANCIAL STATEMENTS
                                       JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS

                                                                           VALUE
                                                              SHARES       (000)
================================================================================
COMMON STOCKS (94.2%)
CONSUMER DISCRETIONARY (13.0%)
MEDIA (3.7%)
  AT&T - Liberty Media Corp., Class A                         73,214    $    732
  Univision Communications, Inc.                           (a)12,100         380
  Viacom, Inc., Class B                                    (a)34,900       1,549
--------------------------------------------------------------------------------
                                                                           2,661
================================================================================
MULTILINE RETAIL (5.8%)
  Wal-Mart Stores, Inc.                                       58,500       3,218
  BJ's Wholesale Club, Inc.                                (a)23,475         904
--------------------------------------------------------------------------------
                                                                           4,122
================================================================================
SPECIALTY RETAIL (3.5%)
  Home Depot, Inc.                                            67,450       2,477
--------------------------------------------------------------------------------
                                                                           9,260
================================================================================
CONSUMER STAPLES (7.4%)
BEVERAGES (3.3%)
  Coca Cola Co.                                               29,450       1,649
  PepsiCo, Inc.                                               15,065         726
--------------------------------------------------------------------------------
                                                                           2,375
================================================================================
HOUSEHOLD PRODUCTS (1.9%)
  Procter & Gamble Co.                                        15,300       1,366
--------------------------------------------------------------------------------
TOBACCO (2.2%)
  Philip Morris Cos., Inc.                                    34,900       1,525
--------------------------------------------------------------------------------
                                                                           5,266
================================================================================
ENERGY (3.4%)
ENERGY EQUIPMENT & SERVICES (3.4%)
  Baker Hughes, Inc.                                          53,000       1,765
  BJ Services Co.                                          (a)18,600         630
--------------------------------------------------------------------------------
                                                                           2,395
================================================================================
FINANCIALS (17.5%)
BANKS (1.2%)
  Bank of New York Co., Inc.                                  25,550         862
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS (13.9%)
  American Express Co.                                        11,300         410
  Capital One Financial Corp.                                 28,950       1,767
  Citigroup, Inc.                                             83,575       3,239
  Federal Home Loan Mortgage Corp.                            56,225       3,441
  Goldman Sachs Group, Inc.                                   14,025       1,029
--------------------------------------------------------------------------------
                                                                           9,886
================================================================================
INSURANCE (2.4%)
  American International Group, Inc.                          24,625       1,680
--------------------------------------------------------------------------------
                                                                          12,428
================================================================================
HEALTH CARE (19.7%)
BIOTECHNOLOGY (1.1%)
  Amgen, Inc.                                              (a)12,900         540
  Gilead Sciences, Inc.                                     (a)6,450         212
--------------------------------------------------------------------------------
                                                                             752
================================================================================
HEALTH CARE EQUIPMENT & SUPPLIES (2.0%)
  Baxter International, Inc.                                  14,800    $    658
  Medtronic, Inc.                                             18,550         795
--------------------------------------------------------------------------------
                                                                           1,453
================================================================================
HEALTH CARE PROVIDERS & SERVICES (4.4%)
  HCA - The Healthcare Company                                29,375       1,395
  Laboratory Corp of America Holdings                      (a)38,550       1,760
--------------------------------------------------------------------------------
                                                                           3,155
================================================================================
PHARMACEUTICALS (12.2%)
  Johnson & Johnson                                           32,500       1,699
  Pfizer, Inc.                                               122,750       4,296
  Wyeth                                                       52,025       2,664
--------------------------------------------------------------------------------
                                                                           8,659
================================================================================
                                                                          14,019
================================================================================
INDUSTRIALS (10.5%)
AEROSPACE & DEFENSE (2.0%)
  General Dynamics Corp.                                      13,675       1,454
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES (1.7%)
  First Data Corp.                                            31,550       1,174
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES (6.8%)
  General Electric Co.                                       167,375       4,862
--------------------------------------------------------------------------------
                                                                           7,490
================================================================================
INFORMATION TECHNOLOGY (21.0%)
COMMUNICATIONS EQUIPMENT (3.0%)
  Cisco Systems, Inc.                                     (a)131,675       1,837
  QUALCOMM, Inc.                                           (a)10,475         288
--------------------------------------------------------------------------------
                                                                           2,125
================================================================================
COMPUTERS & PERIPHERALS (2.9%)
  Dell Computer Corp.                                      (a)53,250       1,392
  International Business Machines Corp.                        8,900         641
--------------------------------------------------------------------------------
                                                                           2,033
================================================================================
SEMICONDUCTOR EQUIPMENT & PRODUCTS (7.4%)
  Applied Materials, Inc.                                  (a)38,600         734
  Intel Corp.                                                117,900       2,154
  Linear Technology Corp.                                     20,100         632
  Maxim Integrated Products, Inc.                              5,800         222
  Texas Instruments, Inc.                                     57,175       1,355
  Xilinx, Inc.                                              (a)7,850         176
--------------------------------------------------------------------------------
                                                                           5,273
================================================================================
SOFTWARE (7.7%)
  Microsoft Corp.                                          (a)88,450       4,838
  Oracle Corp.                                             (a)43,925         416
  VERITAS Software Corp.                                   (a)10,075         199
--------------------------------------------------------------------------------
                                                                           5,453
================================================================================
                                                                          14,884
================================================================================
TELECOMMUNICATION SERVICES (1.7%)
DIVERSIFIED TELECOMMUNICATION SERVICES (1.7%)
  Verizon Communications, Inc.                                30,132       1,210
--------------------------------------------------------------------------------
  TOTAL COMMON STOCKS (COST $78,172)                                      66,952
================================================================================

    The accompanying notes are an integral part of the financial statements.  85

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FOCUS EQUITY PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                                FACE
                                                              AMOUNT       VALUE
                                                               (000)       (000)
================================================================================
SHORT-TERM INVESTMENT (5.8%)
REPURCHASE AGREEMENT (5.8%)
  J.P. Morgan Securities, Inc., 1.95%, dated
    6/28/02, due 7/1/02 (COST $4,121)                   $   (f)4,121   $   4,121
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%) (COST $82,293)                                 71,073
================================================================================
OTHER ASSETS (1.1%)
  Cash                                                             1
  Receivable for Investments Sold                                716
  Dividends Receivable                                            57
  Receivable for Portfolio Shares Sold                             2
  Interest Receivable                                              1         777
================================================================================
LIABILITIES (-1.1%)
  Payable for Investments Purchased                             (514)
  Investment Advisory Fees Payable                              (159)
  Directors' Fees and Expenses Payable                           (15)
  Administrative Fees Payable                                    (14)
  Custodian Fees Payable                                          (6)
  Distribution Fees, Class B                                      (5)
  Other Liabilities                                              (38)       (751)
================================================================================
NET ASSETS (100%)                                                      $  71,099
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                        $ 110,468
Undistributed Net Investment Income (Loss)                                   (30)
Accumulated Net Realized Gain (Loss)                                     (28,119)
Unrealized Appreciation (Depreciation) on Investments                    (11,220)
--------------------------------------------------------------------------------
NET ASSETS                                                             $  71,099
================================================================================

                                                                           VALUE
                                                                           (000)
================================================================================
CLASS A:
--------
NET ASSETS                                                             $  63,377
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE

  Applicable to 6,158,660 outstanding $0.001 par
   value shares (authorized 500,000,000 shares)                        $   10.29
================================================================================
CLASS B:
--------
NET ASSETS                                                             $   7,722
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE

  Applicable to 763,930 outstanding $0.001 par
   value shares(authorized 500,000,000 shares)                         $   10.11
================================================================================

(a) -- Non-income producing security
(f) -- The repurchase agreement is fully collateralized by U.S.
       government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

86  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                       INVESTMENT OVERVIEW


SMALL COMPANY GROWTH PORTFOLIO

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2002)

--------------------------------------------
Consumer Discretionary                  34.7%
Technology                              16.8
Health Care                             15.2
Financial Services                       9.7
Producer Durables                        7.8
Other Energy                             6.0
Consumer Staples                         2.8
Auto & Transportation                    1.7
Materials & Processing                   1.6
Utilities                                1.6
Other                                    2.1
--------------------------------------------

PERFORMANCE COMPARED TO THE RUSSELL 2000 GROWTH INDEX(1)

                                              TOTAL RETURNS(2)
                             -----------------------------------------------------
                                                            AVERAGE ANNUAL
                                                     -----------------------------
                                            ONE       FIVE       TEN       SINCE
                                YTD        YEAR      YEARS     YEARS   INCEPTION
----------------------------------------------------------------------------------
Portfolio - Class A (3)      (10.88)%    (16.25)%    15.14%    11.85%      12.77%
Portfolio - Class B (4)      (10.90)     (16.59)     14.86       N/A       11.96
Index - Class A              (17.35)     (25.00)     (1.98)     6.23        6.07
Index - Class B              (17.35)     (25.00)     (1.98)      N/A        0.87

(1) The Russell 2000 Growth Index is a market capitalization - weighted index comprised of those companies of the Russell 3000 Index with higher forecasted growth values and higher price-to-book ratios.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)  Commenced operations on November 1, 1989

(4)  Commenced operations on January 2, 1996


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Small Company Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies. Investments in small sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets.

For the six months ended June 30, 2002, the Portfolio had a total return of -10.88% for the Class A shares and -10.90% for the Class B shares compared to -17.35% for the Russell 2000 Growth Index (the "Index").

MARKET REVIEW

The first half of 2002 has been a difficult environment for growth investors across the capitalization spectrum. Within the small-cap universe, the Index declined, compared to a gain of 7.26% for the Russell 2000 Value Index. Weakness was especially pronounced within the traditional growth areas of technology, biotechnology, and telecom services. The primary concern of the markets seemed to be accounting irregularities, as investors were quick to sell companies with accounting practices that appeared to be even remotely questionable or complex. These concerns continued to be at the forefront of investors' minds throughout the first half, amid a number of headline scandals and bankruptcies which culminated with the news of massive accounting irregularities reported by WorldCom. In addition, weak corporate profits, earnings warnings, and a lack of encouraging forward guidance contributed to market pessimism, as did investor concern about geopolitical conflict overseas and fears of terrorist threats domestically. The macroeconomic picture did show some signs of improvement, as a number of positive data points were reported, including an upward revision to first quarter GDP. Nevertheless, market sentiment and investor confidence appeared to be fairly negative at the end of the reporting period.

The Portfolio outperformed the Index during the period, with the strongest contribution coming from consumer discretionary, due to both an overweight and stock selection. The sector represented our largest weighting during the period, and strong performance was seen in a variety of areas, including gaming, apparel, discount retail, and restaurants. The consumer has been remarkably resilient this year, and within the sector, we were able to find a number of companies which we believe have strong niche positions, good free cash flow, and compelling business momentum, characteristics that we found particularly appealing in an uncertain economic and market environment.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

INVESTMENT OVERVIEW


SMALL COMPANY GROWTH PORTFOLIO (CONT'D)

Stock selection was strong overall with eight economic sectors outperforming the Index, representing nearly 70% of the Portfolio. Within health care, we benefited from our underweight in biotechnology and our emphasis on more stable growth areas, such as hospital management, clinical lab and testing companies, and medical devices. The Portfolio also benefited from stock selection within consumer staples. Producer durables were helped by strong performance in two homebuilders. The only sector in which stock selection significantly lagged the benchmark was technology, as a number of our software and semiconductor holdings struggled in a difficult IT spending environment. During the reporting period, we maintained an underweight relative to the benchmark, which benefited performance slightly.

MARKET OUTLOOK

The current spate of disclosure disasters are leading to a purge that, in our view, ultimately will be healthy for the markets. There has to be a time when the bad news stops so that investors can regain confidence in the integrity and competency of company managements. In the interim, we have seen massive multiple compression and almost a witch hunt mentality. On the other hand, the economy is starting to grow, and while recoveries do not occur in a straight line, we do believe that the recovery will at some point take hold. We remain invested in a mix of stable and cyclical growth companies, and focused on fundamental research.

The information contained in this overview regarding specific securities is for informational purposes only and should not be contrued as a recommendation to purchase or sell the securities mentioned.

July 2002

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       SMALL COMPANY GROWTH PORTFOLIO

                                       FINANCIAL STATEMENTS
                                       JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS

                                                                           VALUE
                                                              SHARES       (000)
================================================================================
COMMON STOCKS (98.4%)
AUTO & TRANSPORTATION (1.7%)
AUTO PARTS: ORIGINAL EQUIPMENT (1.4%)
  ArvinMeritor, Inc.                                         162,550   $   3,901
--------------------------------------------------------------------------------
TRANSPORTATION MISCELLANEOUS (0.3%)
  Pacer International, Inc.                                (a)48,700         840
--------------------------------------------------------------------------------
                                                                           4,741
================================================================================
CONSUMER DISCRETIONARY (34.7%)
ADVERTISING AGENCIES (1.0%)
  R.H. Donnelly Corp.                                     (a)107,577       3,009
--------------------------------------------------------------------------------
CASINOS & GAMBLING (4.0%)
  Argosy Gaming Co.                                        (a)27,700         787
  GTECH Holdings Corp.                                    (a)307,419       7,851
  Penn National Gaming, Inc.                              (a)157,500       2,859
--------------------------------------------------------------------------------
                                                                          11,497
================================================================================
COMMUNICATIONS & MEDIA (0.3%)
  Lin TV Corp.                                             (a)38,300       1,035
--------------------------------------------------------------------------------
EDUCATION SERVICES (1.3%)
  Career Education Corp.                                   (a)81,650       3,674
--------------------------------------------------------------------------------
ENTERTAINMENT (1.4%)
  AMC Entertainment, Inc.                                 (a)274,750       3,901
--------------------------------------------------------------------------------
HOUSEHOLD FURNISHINGS (1.4%)
  Furniture Brands International, Inc.                    (a)132,357       4,004
--------------------------------------------------------------------------------
LEISURE TIME (1.7%)
  Cedar Fair L.P.                                             65,475       1,556
  Hotels.com, Class A                                      (a)24,950       1,054
  SCP Pool Corp.                                           (a)84,350       2,341
--------------------------------------------------------------------------------
                                                                           4,951
================================================================================
PUBLISHING: NEWSPAPERS (2.0%)
  Media General, Inc., Class A                                56,325       3,380
  Pulitzer, Inc.                                              43,669       2,266
--------------------------------------------------------------------------------
                                                                           5,646
================================================================================
RADIO & TV BROADCASTERS (2.1%)
  Radio One, Inc., Class A                                (a)267,436       3,977
  Westwood One, Inc.                                       (a)59,250       1,980
--------------------------------------------------------------------------------
                                                                           5,957
================================================================================
RESTAURANTS (2.7%)
  CBRL Group, Inc.                                            65,725       2,006
  Famous Dave's of America, Inc.                           (a)96,525         758
  Jack in the Box, Inc.                                    (a)78,825       2,507
  Sonic Corp.                                              (a)78,688       2,471
--------------------------------------------------------------------------------
                                                                           7,742
================================================================================
RETAIL (10.3%)
  Abercrombie & Fitch Co., Class A                         (a)55,900       1,348
  AFC Enterprises, Inc.                                    (a)69,238       2,164
  Big 5 Sporting Goods Corp.                               (a)53,000         757
  BJ's Wholesale Club, Inc.                                (a)73,544       2,831
  Chico's FAS, Inc.                                        (a)33,900       1,231
  Christopher & Banks Corp.                                (a)32,475       1,374
  Coach, Inc.                                              (a)54,625       2,999
  dELiA*s Corp                                            (a)127,700         651
  Fisher Scientific International, Inc.                    (a)48,275   $   1,352
  Fred's, Inc.                                                60,325       2,219
  J. Jill Group, Inc. (The)                               (a)135,091       5,127
  Ross Stores, Inc.                                           50,425       2,055
  Tractor Supply Co.                                       (a)62,400       4,430
  Urban Outfitters, Inc.                                   (a)29,325       1,018
--------------------------------------------------------------------------------
                                                                          29,556
================================================================================
SERVICES: COMMERCIAL (6.5%)
  Advisory Board Co. (The)                                 (a)29,475       1,068
  AMN Healthcare Services, Inc.                           (a)116,450       4,077
  Arbitron, Inc.                                           (a)44,475       1,388
  Corporate Executive Board Co. (The)                     (a)162,749       5,574
  Euronet Worldwide, Inc.                                 (a)188,125       3,008
  G & K Services, Inc., Class A                               29,950       1,026
  SFBC International, Inc.                                 (a)35,800         600
  Weight Watchers International, Inc.                      (a)41,275       1,793
--------------------------------------------------------------------------------
                                                                          18,534
================================================================================
                                                                          99,506
================================================================================
CONSUMER STAPLES (2.8%)
FOODS (2.8%)
  Dreyer's Grand Ice Cream, Inc.                              72,750       4,991
  J & J Snack Foods Corp.                                  (a)69,725       3,135
--------------------------------------------------------------------------------
                                                                           8,126
================================================================================
FINANCIAL SERVICES (9.7%)
BANKS: OUTSIDE NEW YORK CITY (2.1%)
  Commerce Bancorp, Inc. (NJ)                                 47,650       2,106
  Doral Financial Corp.                                       67,000       2,237
  Southwest Bancorporation of Texas, Inc.                  (a)42,000       1,522
--------------------------------------------------------------------------------
                                                                           5,865
================================================================================
DIVERSIFIED FINANCIAL SERVICES (0.3%)
  Meritage Corp.                                           (a)17,400         794
--------------------------------------------------------------------------------
FINANCIAL MISCELLANEOUS (2.4%)
  Interactive Data Corp.                                  (a)477,075       6,946
--------------------------------------------------------------------------------
INSURANCE: MULTI-LINE (2.2%)
  Brown & Brown, Inc.                                         50,915       1,604
  Stancorp Financial Group                                    86,475       4,799
--------------------------------------------------------------------------------
                                                                           6,403
================================================================================
INSURANCE: PROPERTY & CASUALTY (0.7%)
  White Mountains Insurance Group Ltd.                         6,275       1,986
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT COMPANIES (1.3%)
  Affiliated Managers Group                                (a)60,300       3,708
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REIT) (0.7%)
  Ventas, Inc.                                            (a)167,025       2,130
--------------------------------------------------------------------------------
                                                                          27,832
================================================================================
HEALTH CARE (15.2%)
BIOTECHNOLOGY RESEARCH & PRODUCTION (4.6%)
  Celgene Corp.                                            (a)82,350       1,260
  Charles River Laboratories International, Inc.           (a)42,000       1,472
  Dynacare, Inc.                                          (a)214,500       4,717
  Exelixis, Inc.                                           (a)83,850         631

    The accompanying notes are an integral part of the financial statements.  89

MORGAN STANLEY INSTITUTIONAL FUND, INC.
SMALL COMPANY GROWTH PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                                           VALUE
                                                              SHARES       (000)
================================================================================
HEALTH CARE (CONT.)
BIOTECHNOLOGY RESEARCH & PRODUCTION (CONT.)
  Harvard Bioscience, Inc.                                (a)136,775   $     765
  Taro Pharmaceuticals Industries Ltd.                     (a)81,700       2,003
  Telik, Inc.                                             (a)195,825       2,448
--------------------------------------------------------------------------------
                                                                          13,296
================================================================================
DRUGS & PHARMACEUTICALS (2.1%)
  Array Biopharma, Inc.                                   (a)178,840       1,724
  Regeneron Pharmaceutical                                 (a)96,575       1,401
  Salix Pharmaceuticals Ltd.                              (a)145,400       2,219
  Scios Nova, Inc.                                         (a)24,700         756
--------------------------------------------------------------------------------
                                                                           6,100
================================================================================
HEALTH CARE FACILITIES (2.2%)
  Community Health Systems, Inc.                           (a)74,191       1,988
  Triad Hospitals, Inc.                                    (a)37,367       1,584
  United Surgical Partners International, Inc.             (a)90,925       2,817
--------------------------------------------------------------------------------
                                                                           6,389
================================================================================
HEALTH CARE SERVICES (1.5%)
  Accredo Health, Inc.                                     (a)59,444       2,743
  Stericycle, Inc.                                         (a)43,225       1,530
--------------------------------------------------------------------------------
                                                                           4,273
================================================================================
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (3.1%)
  Cooper Cos., Inc.                                          101,668       4,789
  Techne Corp.                                             (a)59,970       1,692
  Viasys Healthcare, Inc.                                  (a)81,425       1,421
  Wright Medical Group, Inc.                               (a)42,000         847
--------------------------------------------------------------------------------
                                                                           8,749
================================================================================
MISCELLANEOUS HEALTH CARE (1.7%)
  Allos Therapeutics                                      (a)305,762       2,764
  CV Therapeutics, Inc.                                    (a)31,575         588
  Shire Pharmaceuticals Group plc                          (a)57,700       1,489
--------------------------------------------------------------------------------
                                                                           4,841
================================================================================
                                                                          43,648
================================================================================
MATERIALS & PROCESSING (1.6%)
CHEMICALS (1.6%)
  Albemarle Corp.                                             85,800       2,638
  OM Group, Inc.                                              32,700       2,028
--------------------------------------------------------------------------------
                                                                           4,666
================================================================================
OTHER (0.5%)
MULTI-SECTOR COMPANIES (0.5%)
  Griffon Corp.                                            (a)78,200       1,415
--------------------------------------------------------------------------------
OTHER ENERGY (6.0%)
ENERGY MISCELLANEOUS (2.0%)
  Patterson - UTI Energy, Inc.                             (a)97,875       2,763
  Spinnaker Exploration Co.                                (a)78,550       2,829
--------------------------------------------------------------------------------
                                                                           5,592
================================================================================
OIL: CRUDE PRODUCERS (4.0%)
  Chesapeake Energy Corp.                                 (a)377,500       2,718
  Frontier Oil Corp.                                          90,100       1,586
  Petroquest Energy, Inc.                                 (a)468,675   $   2,610
  Pioneer Natural Resources Co.                           (a)177,150       4,615
--------------------------------------------------------------------------------
                                                                          11,529
================================================================================
                                                                          17,121
================================================================================
PRODUCER DURABLES (7.8%)
AEROSPACE (2.1%)
  Alliant Techsystems, Inc.                                (a)30,187       1,926
  EDO Corp.                                                   34,925         995
  Moog, Inc.                                               (a)48,675       2,087
  United Defense Industries, Inc.                          (a)38,725         891
--------------------------------------------------------------------------------
                                                                           5,899
================================================================================
DIVERSIFIED PRODUCTION (0.5%)
  Moore Corp.                                             (a)125,800       1,444
--------------------------------------------------------------------------------
HOMEBUILDING (2.2%)
  Beazer Homes USA, Inc.                                   (a)19,625       1,570
  NVR, Inc.                                                (a)14,800       4,780
--------------------------------------------------------------------------------
                                                                           6,350
================================================================================
MACHINERY: AGRICULTURAL (1.5%)
  AGCO Corp.                                              (a)223,825       4,365
--------------------------------------------------------------------------------
MACHINERY: SPECIALTY (0.3%)
  Brooks - PRI Automation, Inc.                            (a)29,250         748
--------------------------------------------------------------------------------
MANUFACTURING (0.7%)
  Actuant Corp. Class A                                    (a)32,850       1,355
  Liquidmetal Technologies                                 (a)51,050         592
--------------------------------------------------------------------------------
                                                                           1,947
================================================================================
PRODUCTION TECHNOLOGY EQUIPMENT (0.3%)
  Varian Semiconductor Equipment Associates, Inc.          (a)23,100         784
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT (0.2%)
  Crown Castle International Corp.                        (a)175,700         691
--------------------------------------------------------------------------------
                                                                          22,228
================================================================================
TECHNOLOGY (16.8%)
COMMUNICATIONS TECHNOLOGY (1.0%)
  Extreme Networks, Inc.                                  (a)160,600       1,569
  Harmonic, Inc.                                           (a)96,098         352
  Shenandoh Telecommunications Co.                            18,100         972
--------------------------------------------------------------------------------
                                                                           2,893
================================================================================
COMPUTER SERVICES SOFTWARE & SYSTEMS (6.1%)
  Forrester Research, Inc.                                 (a)84,670       1,643
  Global Payments, Inc.                                       41,700       1,241
  Informatica Corp.                                       (a)216,000       1,531
  Interwoven, Inc.                                        (a)123,425         376
  J.D. Edwards & Co.                                       (a)90,450       1,099
  NetIQ Corp.                                              (a)71,675       1,622
  Rational Software Corp.                                  (a)68,200         560
  Retek, Inc.                                              (a)64,000       1,555
  SkillSoft Corp.                                          (a)49,651         390
  SRA International, Inc. Class A                          (a)48,975       1,321
  TIBCO Software, Inc.                                    (a)331,325       1,842
  Verint Systems, Inc.                                     (a)50,000         565

90  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       SMALL COMPANY GROWTH PORTFOLIO

                                       FINANCIAL STATEMENTS
                                       JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                                           VALUE
                                                              SHARES       (000)
================================================================================
TECHNOLOGY (CONT.)
COMPUTER SERVICES SOFTWARE & SYSTEMS (CONT.)
  Vignette Corp.                                          (a)964,025   $   1,899
  Vitalworks, Inc.                                        (a)226,025       1,853
--------------------------------------------------------------------------------
                                                                          17,497
================================================================================
COMPUTER TECHNOLOGY (2.5%)
  Emulex Corp.                                             (a)88,423       1,990
  SanDisk Corp.                                           (a)196,575       2,438
  Storage Technology Corp.                                (a)163,645       2,613
--------------------------------------------------------------------------------
                                                                           7,041
================================================================================
ELECTRICAL EQUIPMENT & COMPONENTS (0.2%)
  RF Micro Devices, Inc.                                   (a)88,595         675
--------------------------------------------------------------------------------
ELECTRONICS (0.7%)
  Kopin Corp.                                             (a)311,400       2,055
--------------------------------------------------------------------------------
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS (4.6%)
  ASM International N.V.                                  (a)181,465       3,132
  Benchmark Electronics, Inc.                              (a)65,625       1,903
  Conexant Systems, Inc.                                  (a)948,800       1,537
  Integrated Device Technology, Inc.                       (a)97,975       1,777
  Lattice Semiconductor Corp.                             (a)112,600         984
  Micrel, Inc.                                            (a)122,441       1,761
  Plexus Corp.                                             (a)48,322         875
  Triquint Semiconductor, Inc.                            (a)157,425       1,009
  Vitesse Semiconductor Corp.                              (a)84,150         262
--------------------------------------------------------------------------------
                                                                          13,240
================================================================================
ELECTRONICS: TECHNOLOGY (0.6%)
  Harris Corp.                                                43,950       1,593
--------------------------------------------------------------------------------
OTHERS (1.1%)
  Activision, Inc.                                         (a)35,050       1,019
  JDA Software Group, Inc.                                 (a)28,300         800
  Manhattan Associates, Inc.                               (a)24,500         788
  Skyworks Solutions, Inc.                                (a)105,967         588
--------------------------------------------------------------------------------
                                                                           3,195
================================================================================
                                                                          48,189
================================================================================
UTILITIES (1.6%)
UTILITIES: TELECOMMUNICATIONS (1.6%)
  Commonwealth Telephone Enterprises, Inc.                 (a)48,675       1,959
  D&E Communications, Inc.                                    33,500         352
  IDT Corp., Class B                                      (a)135,650       2,184
--------------------------------------------------------------------------------
                                                                           4,495
================================================================================
  TOTAL COMMON STOCKS (COST $282,046)                                    281,967
================================================================================
PREFERRED STOCKS (0.0%)
TECHNOLOGY (0.0%)
COMPUTER SERVICES SOFTWARE & SYSTEMS (0.0%)
  Warp Solutions, Inc. Series A                     (a)(d)(e)134,000         @--
  Warp Solutions, Inc. Series B                         (a)(d)76,500         @--
--------------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS (COST $784)                                         @--
================================================================================

                                                              NO. OF       VALUE
                                                            WARRANTS       (000)
================================================================================
WARRANTS (0.0%)
TECHNOLOGY (0.0%)
COMPUTER SERVICES SOFTWARE & SYSTEMS (0.0%)
  Zi Corp., expiring 10/7/02 (COST $0)                  (a)(d)16,275         @--
--------------------------------------------------------------------------------

                                                                FACE
                                                              AMOUNT
                                                               (000)
================================================================================
Short-Term Investment (3.1%)
Repurchase Agreement (3.1%)
  J.P. Morgan Securities, Inc., 1.95%, dated
   6/28/02, due 7/1/02 (COST $8,820)                   $    (f)8,820   $   8,820
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.5%) (COST $291,650)                               290,787
================================================================================
OTHER ASSETS (1.9%)
  Cash                                                             1
  Receivable for Investments Sold                              5,476
  Dividends Receivable                                            27
  Receivable for Portfolio Shares Sold                             3
  Interest Receivable                                              1
  Other                                                            5       5,513
================================================================================
LIABILITIES (-3.4%)
  Payable for Investments Purchased                           (9,062)
  Investment Advisory Fees Payable                              (613)
  Distribution Fees, Class B                                    (128)
  Administrative Fees Payable                                    (45)
  Directors' Fees and Expenses Payable                           (12)
  Custodian Fees Payable                                          (7)
  Other Liabilities                                              (54)     (9,921)
================================================================================
NET ASSETS (100%)                                                      $ 286,379
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                        $ 356,100
Undistributed Net Investment Income (Loss)                                (1,422)
Accumulated Net Realized Gain (Loss)                                     (67,436)
Unrealized Appreciation (Depreciation) on Investments                       (863)
--------------------------------------------------------------------------------
NET ASSETS                                                             $ 286,379
================================================================================

    The accompanying notes are an integral part of the financial statements.  91

MORGAN STANLEY INSTITUTIONAL FUND, INC.
SMALL COMPANY GROWTH PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                                           VALUE
                                                                           (000)
================================================================================
CLASS A:
--------
NET ASSETS                                                             $  76,214
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE

  Applicable to 8,857,096 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                             $    8.60
================================================================================
CLASS B:
--------
NET ASSETS                                                             $ 210,165
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE

  Applicable to 25,203,968 outstanding $0.001 par value shares
    (authorized 500,000,000 shares)                                    $    8.34
================================================================================

(a) -- Non-income producing security
(d) -- Securities were valued at fair value -- See Note A-1 to financial statements.
(e) -- 144A security -- certain conditions for public sale may exist.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
@   -- Value is less than $500.

92  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                       INVESTMENT OVERVIEW

TECHNOLOGY PORTFOLIO

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2002)

----------------------------------------------
Electronics - Semiconductors            26.7%
Computers Software/Services             25.6
Communications Equipment                 9.3
Equipment (Semiconductors)               7.3
Computers (Networking)                   7.2
Computers (Hardware)                     5.7
Biotechnology                            5.5
Computers (Peripherals)                  2.6
Office Equipment & Supplies              1.9
Services (Commercial & Consumer)         1.6
Other                                    6.6
----------------------------------------------


PERFORMANCE COMPARED TO THE NASDAQ COMPOSITE INDEX AND THE S&P 500 INDEX(1)

                                                TOTAL RETURNS(2)
                                   ---------------------------------------------
                                                                AVERAGE ANNUAL
                                                              ------------------
                                                     ONE       FIVE       SINCE
                                      YTD           YEAR      YEARS   INCEPTION
--------------------------------------------------------------------------------
Portfolio - Class A (3)            (41.22)%       (54.18)%     0.46%       5.94%
Portfolio - Class B (3)            (41.16)        (54.16)      0.31        5.76
NASDAQ Composite Index             (24.98)        (32.31)      0.29        3.58
S&P 500 Index                      (13.15)        (17.97)      3.66        8.15

(1) The NASDAQ Composite Index is a market capitalization - weighted index comprised of all common stocks listed on the NASDAQ Stock Market. The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity, and industry group representation.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)  Commenced operations on September 16, 1996


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Technology Portfolio seeks long-term capital appreciation by investing primarily in equity securities of companies that the investment adviser expects will benefit from their involvement in technology and technology-related industries. The Portfolio's concentration in the technology sector makes it subject to greater risk and volatility than portfolios that are more diversified, and the value of its shares may be substantially affected by economic events. In addition, the Portfolio may invest up to 35% of its total assets in the equity or fixed income securities of foreign issuers.

For the six months ended June 30, 2002, the Portfolio had a total return of -41.22% for the Class A shares and -41.16% for the Class B shares compared to -24.98% for the NASDAQ Composite Index (the "Index") and -13.15% for the S&P 500 Index.

MARKET REVIEW

Domestic equities endured a very difficult second quarter, as a number of market indices approached or fell below their September 21, 2001 lows. Growth stocks were particularly hard hit across the capitalization spectrum, and weakness was especially pronounced in the traditional growth areas of technology, biotechnology, and telecom services. Accounting concerns continued to be at the forefront of investors' minds, amid a number of headline scandals and bankruptcies. In addition, weak corporate profits, earnings warnings, and a lack of encouraging forward guidance contributed to market pessimism, as did investor concern about geopolitical conflict overseas and fears of terrorist threats domestically. The macroeconomic picture did show some signs of improvement but nevertheless, market sentiment and investor confidence appeared to be quite negative at quarter-end.

The Portfolio lagged the NASDAQ 100 as a result of both sector allocation and stock selection. The primary detractor was semi-conductors, which was the largest sector in the Portfolio and the most significant overweight to the NASDAQ 100. This was the poorest performing major sector in the Portfolio. As well, stock selection lagged the NASDAQ 100 sector return. Semi-conductors were hurt by lack of end demand, in particular for personal computers. In our view, most of the downside has been wrung out of the semi-conductor space, leaving room for a modest second half recovery. The second largest detractor was software. The segment was hurt by longer sales cycles, shorter lead times, lack of visibility and customers simply not ordering.

In our view, the current mentality around corporate integrity and accounting is particularly harmful for technology, where many companies have grown through acquisition, have

MORGAN STANLEY INSTITUTIONAL FUND, INC.

INVESTMENT OVERVIEW


TECHNOLOGY PORTFOLIO (CONT'D)

complex accounting and less transparency. The disasters to date have been focused on companies whose accounting and financial results were difficult to rationalize even during the boom times, and the purge that is occurring should ultimately be healthy.

MARKET OUTLOOK

We believe the time will come when the bad news stops so investors can regain confidence in the integrity and competency of company managements, analysts and investment advisors. In the meantime, there is massive multiple compression occurring. This may lead to more reasonable expectations for the future. If history is any guide, and we believe it is, then there still needs to be a recovery in corporate earnings to prompt any pickup in capital expenditures. The information we see suggests that purchasing will again be delayed as long as possible for the near-term; that purchasing managers are being rewarded for coming in at some fraction of budget on spending. That said, the rate of deterioration appears to have stabilized in most, if not all areas. The larger cap names, which went into decline first, seem to have stronger fundamentals. While there are still geopolitical and accounting concerns affecting the market, we broadly see the fundamentals starting to improve and feel there is less downside than upside risk at this point. While we expect the June earnings quarter will be difficult, there are some relative bright spots, including software and storage and our underweight areas we believe will likely continue to be weak, including telecom and hardware. Looking forward, it is not outside of reasonable expectation that sequential growth in earnings and revenues could be a powerful catalyst for the fourth quarter.

July 2002

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       TECHNOLOGY PORTFOLIO

                                       FINANCIAL STATEMENTS
                                       JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS

                                                                           VALUE
                                                              SHARES       (000)
================================================================================
COMMON STOCKS (98.0%)
TECHNOLOGY (92.7%)
BIOTECHNOLOGY (5.5%)
  Amgen, Inc.                                               (a)3,300   $     138
  Celgene Corp.                                             (a)7,100         109
  Gilead Sciences, Inc.                                    (a)15,350         505
  Idec Pharmaceuticals Corp.                                (a)5,300         188
  Immunex Corp.                                             (a)9,000         201
  Regeneron Pharmaceutical                                  (a)7,000         101
--------------------------------------------------------------------------------
                                                                           1,242
================================================================================
COMMUNICATIONS EQUIPMENT (9.3%)
  ADC Telecommunications, Inc.                             (a)34,700          79
  CIENA Corp.                                              (a)16,943          71
  Intersil Corp.                                           (a)34,500         738
  JDS Uniphase Corp.                                       (a)36,550          97
  Lucent Technologies, Inc.                                (a)27,500          46
  Motorola, Inc.                                              46,100         665
  QUALCOMM, Inc.                                           (a)14,750         405
--------------------------------------------------------------------------------
                                                                           2,101
================================================================================
COMPUTERS (PERIPHERALS) (2.6%)
  EMC Corp.                                                (a)40,100         303
  Finisar Corp.                                            (a)46,750         111
  SanDisk Corp.                                            (a)14,150         175
--------------------------------------------------------------------------------
                                                                             589
================================================================================
COMPUTERS (HARDWARE) (5.7%)
  Brocade Communications Systems, Inc.                     (a)13,800         241
  Dell Computer Corp.                                      (a)17,200         450
  Emulex Corp.                                             (a)17,850         402
  Extreme Networks, Inc.                                   (a)18,950         185
--------------------------------------------------------------------------------
                                                                           1,278
================================================================================
COMPUTERS (NETWORKING) (7.2%)
  Cisco Systems, Inc.                                      (a)79,850       1,114
  Sun Microsystems, Inc.                                   (a)99,150         497
--------------------------------------------------------------------------------
                                                                           1,611
================================================================================
COMPUTERS SOFTWARE/SERVICES (25.6%)
  Adobe Systems, Inc.                                          7,150         204
  Affiliated Computer Services, Inc.                        (a)3,800         180
  Ariba, Inc.                                              (a)24,200          77
  BEA Systems, Inc.                                        (a)23,350         222
  Check Point Software Technologies Ltd.                    (a)3,800          52
  Computer Associates International, Inc.                     15,900         253
  Informatica Corp.                                        (a)14,400         102
  Intuit, Inc.                                             (a)13,950         694
  Manugistics Group, Inc.                                   (a)5,000          31
  Mercury Interactive Corp.                                 (a)8,250         189
  Microsoft Corp.                                          (a)30,400       1,663
  Oracle Corp.                                             (a)34,300         325
  Quest Software, Inc.                                     (a)10,600         154
  Rational Software Corp.                                  (a)16,150         133
  Redback Networks, Inc.                                   (a)25,950   $      46
  SAP AG ADR                                                   2,500          61
  Siebel Systems, Inc.                                      (a)2,200          31
  Sonus Networks, Inc.                                     (a)14,000          28
  SunGard Data Systems, Inc.                                (a)5,750         152
  Symantec Corp.                                            (a)4,300         141
  TIBCO Software, Inc.                                     (a)24,900         138
  VERITAS Software Corp.                                   (a)21,100         418
  Vignette Corp.                                          (a)112,650         222
  Yahoo!, Inc.                                             (a)18,150         268
--------------------------------------------------------------------------------
                                                                           5,784
================================================================================
ELECTRONICS (COMPONENT DISTRIBUTOR) (1.0%)
  Agere Systems, Inc.                                      (a)37,396          53
  Flextronics International Ltd.                           (a)25,000         178
--------------------------------------------------------------------------------
                                                                             231
================================================================================
ELECTRONICS (INSTRUMENTS) (0.3%)
  Bruker Daltonics, Inc.                                   (a)18,300          72
--------------------------------------------------------------------------------
ELECTRONICS - SEMICONDUCTORS (26.7%)
  Altera Corp.                                             (a)30,500         415
  Analog Devices, Inc.                                      (a)8,900         264
  Broadcom Corp., Class A                                  (a)11,650         204
  Celestica, Inc.                                           (a)9,000         204
  Conexant Systems, Inc.                                   (a)52,600          85
  Integrated Device Technology, Inc.                       (a)25,200         457
  Intel Corp.                                                 56,800       1,038
  Kopin Corp.                                              (a)78,950         521
  Linear Technology Corp.                                      8,900         280
  LSI Logic Corp.                                          (a)25,400         222
  Micrel, Inc.                                              (a)8,350         120
  QLogic Corp.                                             (a)18,000         686
  RF Micro Devices, Inc.                                   (a)10,950          83
  Skyworks Solutions, Inc.                                 (a)18,463         103
  Texas Instruments, Inc.                                     22,950         544
  TranSwitch Corp.                                         (a)28,500          18
  Triquint Semiconductor, Inc.                             (a)23,000         148
  Vitesse Semiconductor Corp.                              (a)44,300         138
  Xilinx, Inc.                                             (a)21,600         485
--------------------------------------------------------------------------------
                                                                           6,015
================================================================================
EQUIPMENT (SEMICONDUCTORS) (7.3%)
  Agere Systems, Inc.                                       (a)7,275          11
  Applied Materials, Inc.                                  (a)29,400         559
  Cypress Semiconductor Corp.                               (a)8,800         134
  KLA Tencor Corp.                                          (a)3,750         165
  Lam Research Corp                                         (a)5,600         101
  Marvell Technology Group Ltd.                             (a)5,000          99
  Maxim Integrated Products, Inc.                           (a)5,250         201
  Microtune, Inc.                                          (a)20,850         186
  Novellus Systems, Inc.                                    (a)5,850         199
--------------------------------------------------------------------------------
                                                                           1,655
================================================================================

    The accompanying notes are an integral part of the financial statements.  95

MORGAN STANLEY INSTITUTIONAL FUND, INC.
TECHNOLOGY PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                                           VALUE
                                                              SHARES       (000)
================================================================================
TECHNOLOGY (CONT.)
SERVICES (DATA PROCESSING) (1.5%)
  Network Appliance, Inc.                                  (a)27,700   $     344
--------------------------------------------------------------------------------
                                                                          20,922
================================================================================
CAPITAL GOODS (0.5%)
MANUFACTURING (SPECIALIZED) (0.5%)
  Jabil Circuit, Inc.                                       (a)4,800         101
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (1.8%)
OTHER (0.2%)
  Apollo Group, Inc., Class A                               (a)1,200          47
--------------------------------------------------------------------------------
SERVICES (COMMERCIAL & CONSUMERS) (1.6%)
  Corporate Executive Board Co. (The)                       (a)7,100         243
  SABRE Group Holdings, Inc.                                (a)3,400         122
--------------------------------------------------------------------------------
                                                                             365
================================================================================
                                                                             412
================================================================================
HEALTH CARE (1.1%)
HEALTH CARE (DRUGS/PHARMACEUTICALS) (0.4%)
  Tularik, Inc.                                            (a)10,500          96
--------------------------------------------------------------------------------
HEALTH CARE (SPECIAL SERVICES) (0.7%)
  Exelixis, Inc.                                           (a)20,900         157
--------------------------------------------------------------------------------
                                                                             253
================================================================================
INDUSTRIALS (1.9%)
OFFICE EQUIPMENT & SUPPLIES (1.9%)
  Concord EFS, Inc.                                        (a)13,750         415
--------------------------------------------------------------------------------
  TOTAL COMMON STOCKS (COST $36,203)                                      22,103
================================================================================
PREFERRED STOCK (0.0%)
TECHNOLOGY (0.0%)
COMPUTERS SOFTWARE/SERVICES (0.0%)
  Warp Solutions, Inc., Series A (COST $804)        (a)(d)(e)268,000         @--
--------------------------------------------------------------------------------

                                                              NO. OF
                                                            WARRANTS
================================================================================
WARRANTS (0.0%)
TECHNOLOGY (0.0%)
COMPUTERS SOFTWARE/SERVICES (0.0%)
  Zi Corp., expiring 10/7/02 (COST $0)                  (a)(d)25,950         @--
--------------------------------------------------------------------------------

                                                                FACE
                                                              AMOUNT
                                                               (000)
================================================================================
SHORT TERM INVESTMENT (2.6%)
REPURCHASE AGREEMENT (2.6%)
  J.P. Morgan Securities, Inc., 1.95%, dated
    6/28/02, due 7/1/02 (COST $593)                       $   (f)593         593
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.6%) (COST $37,600)                                 22,696
================================================================================

                                                                           VALUE
                                                                            (000)
================================================================================
OTHER ASSETS (0.6%)
  Receivable for Investments Sold                          $     134
  Dividends Receivable                                             3   $     137
================================================================================
LIABILITIES (-1.2%)
  Payable for Investments Purchased                             (144)
  Investment Advisory Fees Payable                               (72)
  Directors' Fees and Expenses Payable                            (8)
  Administrative Fees Payable                                     (7)
  Custodian Fees Payable                                          (4)
  Other Liabilities                                              (28)       (263)
================================================================================
NET ASSETS (100%)                                                      $  22,570
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                        $ 114,225
Undistributed Net Investment Income (Loss)                                  (195)
Accumulated Net Realized Gain (Loss)                                     (76,556)
Unrealized Appreciation (Depreciation) on Investments                    (14,904)
--------------------------------------------------------------------------------
NET ASSETS                                                             $  22,570
================================================================================
CLASS A:
--------
NET ASSETS                                                             $  21,131
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE

  Applicable to 2,817,787 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                             $    7.50
================================================================================
CLASS B:
--------
NET ASSETS                                                             $   1,439
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE

  Applicable to 194,042 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                             $    7.42
================================================================================

(a) -- Non-income producing security
(d) -- Securities were valued at fair value -- See Note A-1 to financial statements.
(e) -- 144A security -- certain conditions for public sale may exist.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
@   -- Value is less than $500.
ADR -- American Depositary Receipts

96  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                       INVESTMENT OVERVIEW


U.S. REAL ESTATE PORTFOLIO

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2002)

------------------------------------
Office                          26.6%
Residential Apartments          20.0
Retail Regional Malls           15.9
Lodging/Resorts                 11.8
Self Storage                     6.4
Industrial                       6.2
Retail Strip Centers             3.2
Diversified                      2.6
Residential Manufactured Homes   2.6
Mixed                            1.4
Other                            3.3
------------------------------------


PERFORMANCE COMPARED TO THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS (NAREIT) EQUITY INDEX(1)

                                                     TOTAL RETURNS(2)
                                          --------------------------------------
                                                                AVERAGE ANNUAL
                                                              ------------------
                                                     ONE        FIVE      SINCE
                                            YTD     YEAR       YEARS  INCEPTION
--------------------------------------------------------------------------------
Portfolio - Class A (3)                   10.79%   12.74%       9.20%     15.73%
Portfolio - Class B (4)                   10.70    12.35        8.91      14.09
Index - Class A                           13.68    16.22        7.94      12.72
Index - Class B                           13.68    16.22        7.94      12.07

(1) The NAREIT Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System, including dividends.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)  Commenced operations on February 24, 1995

(4)  Commenced operations on January 2, 1996


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The U.S. Real Estate Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Portfolio's concentration in the real estate sector makes it subject to greater risk and volatility than other portfolios that are more diversified, and the value of its shares may be substantially affected by economic events in the real estate industry.

For the six months ended June 30, 2002, the Portfolio had a total return of 10.79% for the Class A shares and 10.70% for the Class B share compared to 13.68% for the National Association of Real Estate Investment Trusts (NAREIT) Equity Index (the "Index").

MARKET REVIEW

REIT shares, once again, significantly outperformed the broader equity indexes. REITs remained untainted by the accounting scandals in the broader market and continued to receive strong interest and funds flow.

At the beginning of the year, the consensus view was that 2002 would be a year in which the economy transitioned to a typical economic recovery. From a real estate perspective, the biggest detraction year-to-date, has been that the modest recovery has been without job growth. From a sector perspective, the retail REITs outperformed as the sector continued to have the best relative property performance of the major property sectors. Apartments and office stocks underperformed as they continued to face weak demand conditions at their properties, which will likely persist until job growth returns. We were penalized for overweight positions in the office and apartment sectors; this was partially mitigated by our overweight stance in regional malls.

We continue to shape the Portfolio with companies offering attractive fundamental valuations relative to their underlying real estate value. The top-down weightings in the Portfolio reflect some modest adjustments to reflect the lack of job growth and the likelihood that it will not recover in the second half of the year. We decreased our weightings to the apartment and office sectors given their reliance on this recovery. We modestly increased our overweighting to the regional malls as we continue to see stability. Conversely, we were unwilling to add to the strip shopping center sector as the fundamentals have modestly weakened and share prices continue to be stretched. We did add to the industrial sector as the market, in our view, will likely trough before the office market. Finally, we added to the hotels in the latter part of the quarter as the stocks retreated in reaction to a lack of

MORGAN STANLEY INSTITUTIONAL FUND, INC.

INVESTMENT OVERVIEW


U.S. REAL ESTATE PORTFOLIO (CONT'D)

sequential improvement in fundamentals. We expect this to be the first real estate sector to experience the economic recovery.

MARKET OUTLOOK

We believe private real estate markets have weakened as a result of a continued anemic level of demand. Nonetheless, despite continued weakness in real estate fundamentals, we do not expect property values to be negatively affected. The sector has drawn significant capital due to its relative attractiveness versus other investments, particularly from domestic pension funds and certain offshore funds. This new capital has provided demand at a time when there is very little property for sale. Not surprisingly, the result has been firm real estate valuations despite weak underlying fundamentals.

July 2002

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       U.S. REAL ESTATE PORTFOLIO

                                       FINANCIAL STATEMENTS
                                       JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS

                                                                           VALUE
                                                              SHARES       (000)
================================================================================
COMMON STOCKS (96.1%)
REAL ESTATE (96.1%)
DIVERSIFIED (2.6%)
  Capital Automotive REIT                                     12,400   $     296
  Frontline Capital Group                            (a)(d)1,179,600         @--
  Pennsylvania REIT                                              200           6
  U.S. Restaurant Properties, Inc.                             9,600         159
  Vornado Realty Trust REIT                                  367,900      16,997
  Wellsford Real Properties, Inc.                         (a)327,449       6,778
--------------------------------------------------------------------------------
                                                                          24,236
================================================================================
INDUSTRIAL (6.2%)
  AMB Property Corp. REIT                                    781,900      24,239
  Prime Group Realty Trust REIT                              261,000       1,699
  Prologis Trust REIT                                      1,182,900      30,755
--------------------------------------------------------------------------------
                                                                          56,693
================================================================================
LODGING/RESORTS (11.2%)
  Candlewood Hotel Co., Inc.                               (a)74,700         101
  Hilton Hotels Corp.                                        971,300      13,501
  Host Marriot Corp. REIT                                  2,635,700      29,783
  Innkeepers USA Trust                                       546,700       5,237
  Interstate Hotels Corp.                                  (a)32,838         120
  John Q. Hammons Hotels, Inc., Class A                   (a)108,300         666
  La Quinta Corp.                                         (a)191,000       1,385
  Starwood Hotels & Resorts Worldwide, Inc.                1,436,493      47,246
  Wyndham International, Inc.                              (d)41,964       3,260
  Wyndham International, Inc., Class A                  (a)1,536,454       1,782
--------------------------------------------------------------------------------
                                                                         103,081
================================================================================
MIXED (1.4%)
  Kilroy Realty Corp. REIT                                   464,900      12,436
--------------------------------------------------------------------------------
OFFICE (26.6%)
  Arden Realty, Inc. REIT                                  1,264,700      35,981
  Beacon Capital Partners, Inc.                           (d)335,100       1,877
  Boston Properties, Inc. REIT                               653,450      26,105
  Brookfield Properties Corp.                              1,871,301      37,613
  CarrAmerica Realty Corp. REIT                              331,925      10,240
  Crescent Real Estate Equities, Inc. REIT                   186,900       3,495
  Equity Office Properties Trust REIT                      2,061,167      62,041
  Great Lakes, Inc. REIT                                     405,400       7,695
  Koger Equity, Inc. REIT                                     65,400       1,262
  Mack-Cali Realty Corp. REIT                                540,900      19,013
  Reckson Associates Realty Corp. REIT                       396,800       9,880
  SL Green Realty Corp. REIT                                 372,500      13,280
  Trizec Properties, Inc.                                    947,500      15,975
--------------------------------------------------------------------------------
                                                                         244,457
================================================================================
OTHER (0.0%)
  Atlantic Gulf Communities Corp.                      (a)(d)140,284         @--
  Internap Network Services Corp.                          (a)18,427           5
  Pacific Gulf Properties, Inc.                           (d)413,000         320
--------------------------------------------------------------------------------
                                                                             325
================================================================================
RESIDENTIAL APARTMENTS (20.0%)
  Amli Residential Properties Trust REIT                     179,600   $   4,670
  Apartment Investment & Management Co. REIT                 458,300      22,548
  Archstone-Smith Trust REIT                               1,287,996      34,390
  Avalon Bay Communities, Inc. REIT                        1,026,262      47,926
  Equity Residential Properties Trust REIT                 1,250,680      35,957
  Essex Property Trust, Inc. REIT                            348,400      19,057
  Post Properties, Inc. REIT                                 440,600      13,289
  Summit Properties, Inc. REIT                               263,100       6,143
--------------------------------------------------------------------------------
                                                                         183,980
================================================================================
RESIDENTIAL MANUFACTURED HOMES (2.6%)
  Chateau Communities, Inc. REIT                             350,202      10,716
  Manufactured Home Communities, Inc. REIT                   356,200      12,503
  Sun Communities, Inc. REIT                                  17,100         714
--------------------------------------------------------------------------------
                                                                          23,933
================================================================================
RETAIL REGIONAL MALLS (15.9%)
  CBL & Associates Properties, Inc. REIT                      68,100       2,758
  Forest City Enterprises, Inc.                              113,800       3,955
  General Growth Properties, Inc. REIT                       476,900      24,322
  Macerich Co. REIT                                          290,900       9,018
  Rouse Co. REIT                                           1,020,400      33,673
  Simon Property Group, Inc. REIT                          1,541,100      56,774
  Taubman Centers, Inc. REIT                               1,060,778      16,177
--------------------------------------------------------------------------------
                                                                         146,677
================================================================================
RETAIL STRIP CENTERS (3.2%)
  Acadia Realty Trust REIT                                    83,100         677
  Burnham Pacific Property Trust REIT                     (d)113,290         167
  Chelsea Property Group, Inc. REIT                            7,600         254
  Federal Realty Investment Trust REIT                       895,900      24,825
  JDN Realty Corp.                                           104,400       1,305
  Kimco Realty Corp.                                          10,900         365
  Ramco-Gershenson Properties Trust REIT                       2,300          46
  Regency Centers Corp.                                       61,300       1,818
--------------------------------------------------------------------------------
                                                                          29,457
================================================================================
SELF STORAGE (6.4%)
  Public Storage, Inc. REIT                                1,126,790      41,804
  Shurgard Storage Centers, Inc., Series A REIT              500,300      17,360
--------------------------------------------------------------------------------
                                                                          59,164
================================================================================
  TOTAL COMMON STOCKS (COST $765,240)                                    884,439
================================================================================
PREFERRED STOCKS (0.6%)
Real Estate (0.6%)
LODGING/RESORTS (0.6%)
  Beacon Capital Partners, Inc.                            (d)78,408       5,815
--------------------------------------------------------------------------------
OTHER (0.0%)
  Atlantic Gulf Communities Corp.                      (a)(d)107,021         @--
--------------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS (COST $4,662)                                     5,815
================================================================================

    The accompanying notes are an integral part of the financial statements.  99

MORGAN STANLEY INSTITUTIONAL FUND, INC.
U.S. REAL ESTATE PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                                           VALUE
                                                              SHARES       (000)
================================================================================
CONVERTIBLE PREFERRED STOCKS (0.0%)
REAL ESTATE (0.0%)
OTHER (0.0%)
  Atlantic Gulf Communities Corp., Series B
    (COST $758)                                         (a)(d)75,765         @--
--------------------------------------------------------------------------------

                                                              NO. OF
                                                            WARRANTS
================================================================================
WARRANTS (0.0%)
REAL ESTATE (0.0%)
OTHER (0.0%)
  Atlantic Gulf Communities Corp.,
    Class A, expiring 6/24/04                           (a)(d)62,000         @--
  Atlantic Gulf Communities Corp.,
    Class B, expiring 6/23/04                           (a)(d)50,510         @--
  Atlantic Gulf Communities Corp.,
    Class B, expiring 6/24/04                           (a)(d)62,000         @--
  Atlantic Gulf Communities Corp.,
    Class C, expiring 6/23/04                           (a)(d)50,510         @--
  Atlantic Gulf Communities Corp.,
    Class C, expiring 6/24/04                           (a)(d)62,000         @--
--------------------------------------------------------------------------------
  TOTAL WARRANTS (COST $0)                                                   @--
================================================================================

                                                                FACE
                                                              AMOUNT
                                                               (000)
================================================================================
SHORT TERM INVESTMENT (3.4%)
REPURCHASE AGREEMENT (3.4%)
  J.P. Morgan Securities, Inc., 1.95%, dated
    6/28/02, due 7/1/02 (COST $31,496)                 $   (f)31,496   $  31,496
--------------------------------------------------------------------------------
FOREIGN CURRENCY (0.0%)
  Canadian Dollar (COST $122)                        CAD         185         122
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%) (COST $802,278)                               921,872
================================================================================
OTHER ASSETS (0.8%)
  Dividends Receivable                                 $       5,685
  Receivable for Investments Sold                              1,445
  Receivable for Portfolio Shares Sold                            14
  Interest Receivable                                              5
  Other Assets                                                     2       7,151
================================================================================
LIABILITIES (-0.9%)
  Payable for Investments Purchased                           (6,334)
  Investment Advisory Fees Payable                            (1,700)
  Administrative Fees Payable                                   (138)
  Bank Overdraft Payable                                         (48)
  Directors' Fees and Expenses Payable                           (37)
  Distribution Fees, Class B                                     (23)
  Custodian Fees Payable                                         (10)
  Other Liabilities                                             (136)     (8,426)
================================================================================
NET ASSETS (100%)                                                      $ 920,597
================================================================================

                                                                           VALUE
                                                                           (000)
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                        $ 774,949
Undistributed Net Investment Income (Loss)                                 7,079
Accumulated Net Realized Gain (Loss)                                      17,436
Unrealized Appreciation (Depreciation) on
  Investments and Foreign Currency Translations                          121,133
--------------------------------------------------------------------------------
NET ASSETS                                                             $ 920,597
================================================================================
CLASS A:
--------
NET ASSETS                                                             $ 889,569
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE

  Applicable to 55,343,845 outstanding $0.001
    par value shares (authorized 500,000,000 shares)                   $   16.07
================================================================================
CLASS B:
--------
NET ASSETS                                                             $  31,028
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE

  Applicable to 1,942,211 outstanding $0.001
    par value shares (authorized 500,000,000 shares)                   $   15.98
================================================================================

(a) -- Non-income producing security
(d) -- Securities were valued at fair value -- See Note A-1 to financial statements.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
@   -- Value is less than $500.
REIT -- Real Estate Investment Trust

100  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                       INVESTMENT OVERVIEW


VALUE EQUITY PORTFOLIO

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2002)

-----------------------------
Financial Services       26.8%
Integrated Oils          11.4
Utilities                10.1
Technology               10.0
Producer Durables        10.0
Materials & Processing    8.7
Consumer Discretionary    6.8
Health Care               6.5
Auto & Transportation     4.5
Consumer Staples          3.2
Other                     2.0
-----------------------------


PERFORMANCE COMPARED TO THE RUSSELL 1000 VALUE INDEX AND S&P 500 INDEX(1)

                                        TOTAL RETURNS(2)
                          -----------------------------------------------
                                                    AVERAGE ANNUAL
                                              ---------------------------
                                       ONE     FIVE     TEN        SINCE
                            YTD       YEAR    YEARS   YEARS    INCEPTION
-------------------------------------------------------------------------
Portfolio - Class A (3)   (11.70)%  (15.24)%  7.25%   12.14%       11.22%
Portfolio - Class B (4)   (11.77)   (15.38)   7.00      N/A        10.22
Russell 1000 Value
  Index-Class A            (4.78)    (8.95)   6.53    12.98        12.60
Russell 1000 Value
  Index-Class B            (4.78)    (8.95)   6.53      N/A        10.84
S&P 500 Index -
  Class A                 (13.15)   (17.97)   3.66    11.43        11.75
S&P 500 Index -
  Class B                 (13.15)   (17.97)   3.66      N/A         9.11

(1) The Russell 1000 Value Index (the "Index") consists of the largest 1000 companies in the Russell 3000 Index. This Index represents the universe of large capitalization stocks from which most active money managers typically select. The S&P 500 Index is comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)  Commenced operations on January 31, 1990

(4)  Commenced operations on January 2, 1996

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Value Equity Portfolio seeks high total return by investing primarily in equity securities that the investment adviser believes to be undervalued relative to the stock market in general at the time of purchase.

For the six months ended June 30, 2002, the Portfolio had a total return of -11.70% for the Class A shares and -11.77% for the Class B shares compared to -4.78% for the Russell 1000 Value Index (the "Russell Index") and -13.15% for the S&P 500 Index (the "S&P Index").

MARKET REVIEW

The six months period ending June 30, 2002 was a difficult one for the stock market. Sector selection and stock selection were both negative influences on the Portfolio's return during the period, with stock selection as the primary factor by a large margin.

Sector selection was most negative in the telephone services area, where the Portfolio's overweight had the largest impact on relative performance results. The Portfolio's underweight in consumer services was a positive, as were the overweights in the consumer durables and heavy industry sectors, but weakness in the telecom area overshadowed these.

Stock selection was also a negative factor, with individual holdings in telephone services issues having the largest detrimental effect. Healthcare stocks also were notable detractors from results. Positives, for the six months period, were found in the Portfolio's individual positions in consumer durables, basic resources, food and tobacco names.

With a weak retail sales report, a sharp plunge in consumer confidence, and a Wall Street Journal article discussing the relatively high mortgage payments of most Americans, there has been plenty of bad economic news recently. We have known that consumer spending should not be counted upon as one of the engines of continued economic growth in 2002, as the consumer remained reasonably constant during the 2001 recession. Instead, the corporate sector should be viewed as the necessary engine of economic growth for 2002-2003, depending upon what happens with capital spending. Consumer confidence is down, but we believe this likely has more to do with the downturn in equities.

MARKET OUTLOOK

We have revised our outlook for economic growth to reflect some weaker-than-expected second quarter data. Due to weaker-than-expected tax receipts and no curtailing in government spending, we have also revised our federal budget

MORGAN STANLEY INSTITUTIONAL FUND, INC.

INVESTMENT OVERVIEW


VALUE EQUITY PORTFOLIO (CONT'D)

outlook to reflect a deficit for fiscal year (FY) 2003, with surpluses returning in FY2004.

Despite these modifications, we believe that the economy is still doing reasonably well. In our view, housing remains extremely strong, global trends in industrial production have been large and international trade flows have been significant. We believe that it is reasonable to expect greater output in the second half of 2002 than in the first half, especially as inventories are built up once again.

The market's recent decline seems more attributable to distressing Middle East events, accounting issues and a handful of negative company-specific factors and less attributable to economic or valuation fundamentals. Should this market psychology shift from negative to positive, we believe our Portfolio's favorable valuation characteristics, with discounts in price-to-earnings, book value, and cash flow relative to the market, should result in positive performance comparisons going forward.

We also believe that our strict value-oriented strategy may be well suited to current market conditions. We see parallels between the late 1990's and the so-called "Nifty Fifty" era of the 1970's, when a handful of growth stocks far outperformed the rest of the market. Once that bubble burst in the Nifty Fifty" era, we saw low-valuation stocks, such as those we invest in, dramatically outperform the S&P Index for an extended time. Of course, past performance cannot guarantee future results, and we do not know if such a situation will happen again now. Whatever happens, we will continue to stick to our investment discipline. Our goal will be to uncover attractive opportunities that we believe represent the best value for our shareholders.

July 2002

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       VALUE EQUITY PORTFOLIO

                                       FINANCIAL STATEMENTS
                                       JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS

                                                   SHARES             VALUE
                                                                      (000)
===========================================================================
COMMON STOCKS (99.7%)
AUTO & TRANSPORTATION (4.5%)
AIR TRANSPORT (0.4%)
  Continental Airlines, Inc., Class B           (a)36,100       $       570
---------------------------------------------------------------------------
AUTO PARTS: ORIGINAL EQUIPMENT (2.7%)
  ArvinMeritor, Inc.                              158,150             3,795
---------------------------------------------------------------------------
AUTOMOBILES (1.4%)
  General Motors Corp.                             37,250             1,991
---------------------------------------------------------------------------
                                                                      6,356
===========================================================================
CONSUMER DISCRETIONARY (6.8%)
CONSUMER ELECTRONICS (1.3%)
  Koninklijke Philips Electronics N.V.
    (NY Shares)                                 (a)68,250             1,884
---------------------------------------------------------------------------
ENTERTAINMENT (0.3%)
  Walt Disney Co. (The)                            18,600               351
---------------------------------------------------------------------------
RADIO & TV BROADCASTERS (0.8%)
  AT&T - Liberty Media Corp., Class A          (a)119,600             1,196
---------------------------------------------------------------------------
RETAIL (4.4%)
  RadioShack Corp.                                 94,850             2,851
  TJX Cos., Inc.                                  171,900             3,371
---------------------------------------------------------------------------
                                                                      6,222
===========================================================================
                                                                      9,653
===========================================================================
CONSUMER STAPLES (3.2%)
FOODS (1.4%)
  Kraft Foods, Inc.                                49,250             2,017
---------------------------------------------------------------------------
SOAPS & HOUSEHOLD CHEMICALS (1.8%)
  Procter & Gamble Co.                             27,900             2,491
---------------------------------------------------------------------------
                                                                      4,508
===========================================================================
FINANCIAL SERVICES (26.8%)
BANKS: OUTSIDE NEW YORK CITY (3.8%)
  Bank of America Corp.                            76,550             5,386
---------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (9.3%)
  Citigroup, Inc.                                 160,200             6,208
  JP Morgan Chase & Co.                           206,950             7,019
---------------------------------------------------------------------------
                                                                     13,227
===========================================================================
FINANCIAL MISCELLANEOUS (5.2%)
  Federal Home Loan Mortgage Corp.                110,500             6,762
  Federal National Mortgage Association             9,950               734
---------------------------------------------------------------------------
                                                                      7,496
===========================================================================
INSURANCE: LIFE (0.9%)
  Principal Financial Group, Inc.               (a)43,700             1,355
---------------------------------------------------------------------------
INSURANCE: MULTI-LINE (7.6%)
  Allstate Corp.                                  176,450             6,525
  Lincoln National Corp.                           66,000             2,772
  Prudential Financial Group, Inc.              (a)14,800               494
  SAFECO Corp.                                     32,300               998
---------------------------------------------------------------------------
                                                                     10,789
===========================================================================
                                                                     38,253
===========================================================================
HEALTH CARE (6.5%)
DRUGS & PHARMACEUTICALS (6.5%)
  Abbott Laboratories                              55,000       $     2,071
  Bristol - Myers Squibb Co.                       33,800               869
  Merck & Co., Inc.                                27,900             1,413
  Schering - Plough Corp.                          59,900             1,473
  Wyeth                                            67,250             3,443
---------------------------------------------------------------------------
                                                                      9,269
===========================================================================
INTEGRATED OILS (11.4%)
OIL: INTEGRATED DOMESTIC (4.7%)
  Conoco, Inc.                                    242,950             6,754
---------------------------------------------------------------------------
OIL: INTEGRATED INTERNATIONAL (6.7%)
  BP plc ADR                                       49,650             2,507
  Exxon Mobil Corp.                               171,600             7,022
---------------------------------------------------------------------------
                                                                      9,529
===========================================================================
                                                                     16,283
===========================================================================
MATERIALS & PROCESSING (8.7%)
BUILDING MATERIALS (1.5%)
  Masco Corp.                                      79,950             2,168
---------------------------------------------------------------------------
CHEMICALS (3.4%)
  Air Products & Chemicals, Inc.                   68,100             3,437
  Milennium Chemicals, Inc.                        99,950             1,404
---------------------------------------------------------------------------
                                                                      4,841
===========================================================================
DIVERSIFIED MATERIALS & PROCESSING (1.2%)
  Tyco International Ltd.                         124,200             1,678
---------------------------------------------------------------------------
MISC. MATERIALS & PROCESSING (2.6%)
  USEC, Inc.                                      419,900             3,695
---------------------------------------------------------------------------
                                                                     12,382
===========================================================================
OTHER (1.7%)
MULTI-SECTOR COMPANIES (0.3%)
  Honeywell International, Inc.                    12,250               432
---------------------------------------------------------------------------
OTHER (1.4%)
  Skyworks Solutions, Inc.                      (a)58,828               327
  Weyerhauser Co.                                  26,100             1,666
---------------------------------------------------------------------------
                                                                      1,993
===========================================================================
                                                                      2,425
===========================================================================
PRODUCER DURABLES (10.0%)
AEROSPACE (2.2%)
  Boeing Co.                                       36,800             1,656
  United Technologies Corp.                        21,950             1,490
---------------------------------------------------------------------------
                                                                      3,146
===========================================================================
DIVERSIFIED PRODUCTION (2.1%)
  Engelhard Corp.                                  51,300             1,453
  TotalFinaElf S.A.                                18,900             1,529
---------------------------------------------------------------------------
                                                                      2,982
===========================================================================
ELECTRICAL EQUIPMENT & COMPONENTS (3.0%)
  U.S. Bancorp                                    185,000             4,320
---------------------------------------------------------------------------
HOMEBUILDING (1.0%)
  Stanley Works (The)                              33,700             1,382
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements. 103

MORGAN STANLEY INSTITUTIONAL FUND, INC.
VALUE EQUITY PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                   SHARES             VALUE
                                                                      (000)
===========================================================================
PRODUCER DURABLES (CONT.)
MACHINERY: CONSTRUCTION & HANDLING (0.8%)
  Caterpillar, Inc.                                23,700       $     1,160
---------------------------------------------------------------------------
MACHINERY: INDUSTRIAL/SPECIALTY (0.9%)
  Cooper Cameron Corp.                          (a)27,100             1,312
---------------------------------------------------------------------------
                                                                     14,302
===========================================================================
TECHNOLOGY (10.0%)
COMMUNICATIONS TECHNOLOGY (5.8%)
  ADC Telecommunications, Inc.                 (a)169,700               389
  AT&T Wireless Services, Inc.                 (a)123,073               720
  Lucent Technologies, Inc.                    (a)241,700               401
  Motorola, Inc.                                  248,150             3,579
  Tellabs, Inc.                                 (a)64,500               400
  Verizon Communications, Inc.                     68,400             2,746
---------------------------------------------------------------------------
                                                                      8,235
===========================================================================
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS (0.2%)
  Agere Systems, Inc., Class A                   (a)2,605                 4
  Agere Systems, Inc., Class B                  (a)63,944                96
  Conexant Systems, Inc.                       (a)167,600               271
---------------------------------------------------------------------------
                                                                        371
===========================================================================
ELECTRONICS: TECHNOLOGY (4.0%)
  General Dynamics Corp.                           20,400             2,170
  Harris Corp.                                     98,000             3,551
---------------------------------------------------------------------------
                                                                      5,721
===========================================================================
                                                                     14,327
===========================================================================
UTILITIES (10.1%)
UTILITIES: ELECTRICAL (5.5%)
  NiSource, Inc.                                  282,950             6,177
  Xcel Energy, Inc.                               100,450             1,684
---------------------------------------------------------------------------
                                                                      7,861
===========================================================================
UTILITIES: TELECOMMUNICATIONS (4.6%)
  AT&T Corp.                                      145,400             1,556
  SBC Communications, Inc.                        128,950             3,933
  Sprint Corp.                                     96,150             1,020
---------------------------------------------------------------------------
                                                                      6,509
===========================================================================
                                                                     14,370
===========================================================================
  TOTAL COMMON STOCKS (COST $148,516)                               142,128
===========================================================================
TOTAL INVESTMENTS (99.7%) (COST $148,516)                           142,128
===========================================================================

                                                                      VALUE
                                                                      (000)
===========================================================================
OTHER ASSETS (3.4%)
  Receivable for Investments Sold             $     4,606
  Dividends Receivable                                194
  Receivable for Portfolio Shares Sold                  3
  Other                                                 4       $     4,807
===========================================================================
LIABILITIES (-3.1%)
  Bank Overdraft Payable                           (3,708)
  Payable for Investments Purchased                  (479)
  Investment Advisory Fees Payable                   (130)
  Distribution Fees, Class B                          (32)
  Administrative Fees Payable                         (23)
  Directors' Fees and Expenses Payable                 (9)
  Custodian Fees Payable                               (8)
  Other Liabilities                                   (24)           (4,413)
===========================================================================
NET ASSETS (100%)                                               $   142,522
===========================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                    $160,877
Undistributed Net Investment Income (Loss)                              651
Accumulated Net Realized Gain (Loss)                                (12,618)
Unrealized Appreciation (Depreciation) on
  Investments                                                        (6,388)
===========================================================================
NET ASSETS                                                      $   142,522
===========================================================================
CLASS A:
--------
NET ASSETS                                                      $    92,645
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 10,869,408 outstanding $0.001
    par value shares (authorized 500,000,000
    shares)                                                     $      8.52
===========================================================================
CLASS B:
--------
NET ASSETS                                                      $    49,877
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 5,858,691 outstanding $0.001
    par value shares (authorized 500,000,000
    shares)                                                     $      8.51
===========================================================================

(a) -- Non-income producing security
ADR -- American Depositary Receipts

104  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                       INVESTMENT OVERVIEW


EMERGING MARKETS DEBT PORTFOLIO

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2002)

----------------------------
Mexico                  20.4%
Brazil                  16.5
Russia                  14.9
Malaysia                 4.3
Venezuela                3.9
South Korea              3.7
Philippines              3.0
Peru                     2.8
Argentina                2.7
Dominican Republic       2.6
Other                   25.2
----------------------------


PERFORMANCE COMPARED TO THE J.P. MORGAN EMERGING MARKETS BOND GLOBAL INDEX(1)

                                          TOTAL RETURNS(2)
                              ----------------------------------------
                                                    AVERAGE ANNUAL
                                                 ---------------------
                                           ONE    FIVE          SINCE
                               YTD        YEAR   YEARS      INCEPTION
----------------------------------------------------------------------
Portfolio - Class A (3)       1.36%       6.52%   1.17%          8.97%
Portfolio - Class B (4)       1.00        5.81    0.92           9.67
Index - Class A               0.91       (3.34)   5.50           8.53
Index - Class B               0.91       (3.34)   5.50          10.59

(1) The J.P. Morgan Emerging Markets Bond Global Index tracks total returns for U.S. dollar - denominated debt instruments issued by emerging market sovereign and quasi - sovereign entities, including Brady Bonds, loans, Eurobonds and local market instruments for over 30 emerging market countries.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)  Commenced operations on February 1, 1994

(4)  Commenced operations on January 2, 1996


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Emerging Markets Debt Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relative higher degree of volatility.

For the six months ended June 30, 2002, the Portfolio had a total return of 1.36% for the Class A shares and 1.00% for the Class B shares compared to 0.91% for the J.P. Morgan Emerging Markets Bond Global Index (the "Index"). As of June 30, 2002, the Portfolio had a SEC 30-day yield of 7.51% for the Class A shares and 7.27% for the Class B shares.

MARKET REVIEW

After a strong first quarter, political uncertainty in Brazil coupled with rising global risk aversion led to a significant sell-off in emerging markets debt (EMD) asset class during May and June. The pace of economic activity in the U.S. moderated after a robust first quarter as investors wondered whether the U.S. economy was about to enter a prolonged period of slow growth. Global equity and credit markets reacted negatively to the reduced expectations for global growth and the negative sentiment was exacerbated by accounting scandals in the U.S. The decline in the U.S. dollar, during the quarter, renewed fears about the ramifications of a disorderly adjustment in the level of the U.S. dollar.

Politics in Brazil was the focus of the market's attention over the last quarter, as Inacio Lula DaSilva, a populist leader with unorthodox economic views, maintained a strong lead in pre-election polls. Particularly in June and for much of the quarter, Brazilian assets led most Latin American credits lower, while most Asian and a number of Eastern European credits remained unaffected and posted positive returns. During the month of June, Brazilian policy makers took steps to calm Brazilian financial markets including drawing down an unused International Monetary Fund facility to bolster reserves, but political uncertainty overwhelmed the positive effects of these measures, to a lesser extent political tension in Turkey and Ecuador also pushed the market lower. An overweight in Brazil for most of the second quarter, which was reduced to a neutral weighting by mid-June, was the main reason for the Portfolio's recent underperformance. In addition, an underweight in the higher quality Asian

MORGAN STANLEY INSTITUTIONAL FUND, INC.

INVESTMENT OVERVIEW


EMERGING MARKETS DEBT PORTFOLIO (CONT'D)

countries and South Africa also detracted from returns. Conversely, an underweight in Turkey and overweights in the Dominican Republic and Qatar, enhanced relative returns. An overweight in Indonesian assets and good security selection in Russia also bolstered returns during the quarter.

MARKET OUTLOOK

In the near-term, we expect political uncertainty in emerging markets to prevail as the electoral calendar is heavy during the second half of 2002. In addition, global financial markets will most likely remain nervous in expectation of additional accounting disclosures. If the damage to investor sentiment (both real and portfolio) and to corporate balance sheets leads to a permanent, rather than temporary, decrease in capital flows to emerging market countries, then undoubtedly, the risks in the EMD asset class have gone up. However, there is mounting evidence that the economic recovery in the U.S. and particularly in non-Japan Asia continues, albeit at a less robust pace. Small increases in Asian demand are likely to lead to large changes in global commodity prices, which would be very supportive for the more vulnerable emerging market credits and particularly for Latin America. Therefore, short-term prospects for emerging market countries looks uncertain while the medium-term prospects may actually look promising. These conflicting cross currents have led us to take a more neutral risk posture relative to the benchmark until we gain greater clarity on some of these issues.

July 2002

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       EMERGING MARKETS DEBT PORTFOLIO

                                       FINANCIAL STATEMENTS
                                       JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS

                                                     FACE
                                                   AMOUNT             VALUE
                                                    (000)             (000)
===========================================================================
DEBT INSTRUMENTS (93.7%)
ALGERIA (0.7%)
SOVEREIGN (0.7%)
  Republic of Algeria, Tranche 1,
    7.188%, 3/31/10                           $       406       $       366
---------------------------------------------------------------------------
ARGENTINA (2.7%)
SOVEREIGN (2.7%)
  Republic of Argentina, 11.75%, 4/07/09            1,220               232
  Republic of Argentina, 11.375%, 3/15/10           1,620               308
  Republic of Argentina, 11.75%, 6/15/15            1,260               217
  Republic of Argentina, Series L - GP
    (Floating Rate), 6.00%, 3/31/23                 1,520               654
---------------------------------------------------------------------------
                                                                      1,411
===========================================================================
BRAZIL (16.5%)
SOVEREIGN (16.5%)
  Federative Republic of Brazil,
    3.125%, 4/15/09                                 1,260               806
  Federative Republic of Brazil,
    3.125%, 4/15/12                                   650               346
  Federative Republic of Brazil,
    3.062%, 4/15/24                                 3,050             1,807
  Federative Republic of Brazil,
    8.875%, 4/15/24                                 3,830             1,858
  Federative Republic of Brazil,
    11.00%, 8/17/40                                   290               165
  Federative Republic of Brazil, Series C
    (Floating Rate), 8.00%, 4/15/14                 3,497             2,212
  Federative Republic of Brazil, Series Z-L,
    (Floating Rate), 3.125%, 4/15/12                2,690             1,433
---------------------------------------------------------------------------
                                                                      8,627
===========================================================================
BULGARIA (1.7%)
SOVEREIGN (1.7%)
  Republic of Bulgaria, 8.25%, 1/15/15             (e)473               471
  Republic of Bulgaria, Front Loaded Interest
  Reduction Bond, Series A,
    2.813%, 7/28/12                                   450               409
---------------------------------------------------------------------------
                                                                        880
===========================================================================
COLOMBIA (2.1%)
SOVEREIGN (2.1%)
  Republic of Colombia, 10.00%, 1/23/12             1,160             1,095
---------------------------------------------------------------------------
CROATIA (0.7%)
SOVEREIGN (0.7%)
  Croatia, Series A, 2.875%, 7/31/10                  348               347
---------------------------------------------------------------------------
DOMINICAN REPUBLIC (2.6%)
SOVEREIGN (2.6%)
  Dominican Republic, 9.50%, 9/27/06                  830               886
  Dominican Republic, 9.50%, 9/27/06               (e)460               484
---------------------------------------------------------------------------
                                                                      1,370
===========================================================================
ECUADOR (0.8%)
SOVEREIGN (0.8%)
  Republic of Equador, 5.00%, 8/15/30              (n)860               434
---------------------------------------------------------------------------
INDONESIA (0.5%)
CORPORATE (0.5%)
  Tjiwi Kimia International BV, Global Bond,
    13.25%, 8/1/49                            $  (b)1,190       $       285
---------------------------------------------------------------------------
IVORY COAST (1.0%)
SOVEREIGN (1.0%)
  Ivory Coast, 2.00%, 3/29/18                       1,460               284
  Ivory Coast, 2.00%, 3/29/18                   (b)(n)988               217
---------------------------------------------------------------------------
                                                                        501
===========================================================================
JAMAICA (1.0%)
SOVEREIGN (1.0%)
  Government of Jamaica, 10.625%, 2/06/17             490               525
---------------------------------------------------------------------------
MALAYSIA (4.3%)
SOVEREIGN (4.3%)
  Malaysia, 7.50%, 7/15/11                          2,100             2,231
---------------------------------------------------------------------------
MAURITIUS (0.7%)
CORPORATE (0.7%)
  Pindo Deli Financial Mauritius,
    10.75%, 10/01/07                             (e)1,300               299
  Tjiwi Kimia FN Mauritius, 10.00%, 8/01/04           380                91
---------------------------------------------------------------------------
                                                                        390
===========================================================================
MEXICO (20.4%)
CORPORATE (3.7%)
  Grupo Iusacell S.A. de C.V.,
    14.25%, 12/01/06                               (e)300               225
  Pemex Project Funding Master Trust,
    9.10%, 10/13/10                                   500               525
  Pemex Project Funding Master Trust,
    8.60%, 2/01/22                                 (e)480               469
  Petroleos Mexicanos, 9.50%, 9/15/27                 650               707
---------------------------------------------------------------------------
                                                                      1,926
===========================================================================
SOVEREIGN (16.7%)
  United Mexican States Global Bond,
    11.375%, 9/15/16                                2,330             2,872
  United Mexican States Global Bond,
    11.50%, 5/15/26                                 1,270             1,611
  United Mexican States, Series A,
    9.875%, 2/01/10                                 3,310             3,699
  United Mexican States, Series XW,
    10.375%, 2/01/09                                  490               561
---------------------------------------------------------------------------
                                                                      8,743
===========================================================================
                                                                     10,669
===========================================================================
MOROCCO (2.3%)
SOVEREIGN (2.3%)
  Government of Morocco, Reconstruction &
    Consolidation Agreement, Series A,
    (Floating Rate), 2.75%, 1/01/09                 1,338             1,184
---------------------------------------------------------------------------
NIGERIA (1.0%)
SOVEREIGN (1.0%)
  Central Bank of Nigeria, Par Bonds,
    6.25%, 11/15/20                                (n)500               334

    The accompanying notes are an integral part of the financial statements. 107

MORGAN STANLEY INSTITUTIONAL FUND, INC.
EMERGING MARKETS DEBT PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                     FACE
                                                   AMOUNT             VALUE
                                                    (000)             (000)
===========================================================================
NIGERIA (CONT.)
SOVEREIGN (CONT.)
  Nigeria Promissory Notes, Series RC,
    5.092%, 1/05/10                           $       450       $       162
---------------------------------------------------------------------------
                                                                        496
===========================================================================
PANAMA (2.0%)
SOVEREIGN (2.0%)
  Republic of Panama, 9.625%, 2/08/11                 585               567
  Republic of Panama, 2.625%, 7/17/16                 286               215
  Republic of Panama, 9.375%, 4/01/29                 250               250
---------------------------------------------------------------------------
                                                                      1,032
===========================================================================
PERU (2.8%)
SOVEREIGN (2.8%)
  Republic of Peru, Front Loaded Interest
    Reduction Bond, 4.00%, 3/07/17                 (n)970               640
  Republic of Peru, Front Loaded Interest
    Reduction Bond, 4.50%, 3/07/17                  1,158               834
---------------------------------------------------------------------------
                                                                      1,474
===========================================================================
PHILIPPINES (3.0%)
SOVEREIGN (3.0%)
  Republic of Philippines, 8.375%, 3/12/09            720               717
  Republic of Philippines, 9.375%, 1/18/17            830               847
---------------------------------------------------------------------------
                                                                      1,564
===========================================================================
POLAND (0.1%)
CORPORATE (0.1%)
  Netia Holdings II B.V., Series B,
    13.125%, 6/15/09                                  400                64
---------------------------------------------------------------------------
QATAR (1.6%)
SOVEREIGN (1.6%)
  State of Qatar, Series REGS,
    9.75%, 6/15/30                                    700               852
---------------------------------------------------------------------------
RUSSIA (14.9%)
SOVEREIGN (14.9%)
  Ministry of Finance, 10.00%, 6/26/07              1,460             1,547
  Russia Federation, 12.75%, 6/24/28                2,650             3,187
  Russia Federation, 5.00%, 3/31/30                 1,720             1,194
  Russia Federation, 5.00%, 3/31/30              (e)(n)31                22
  Russia Federation FTO, Zero Coupon                (b)36                29
  Russia Federation FTO, Zero Coupon               (b)319               242
  Russia Federation FTO, Zero Coupon             (b)1,353             1,044
  Russia Federation FTO, Zero Coupon                (b)87                64
  Russia Federation FTO, Zero Coupon               (b)107                79
  Russia Federation FTO, Zero Coupon                (b)33                24
  Russia Federation FTO, Zero Coupon,
    3/04/03                                           487               374
---------------------------------------------------------------------------
                                                                      7,806
===========================================================================
SOUTH KOREA (3.7%)
CORPORATE (3.0%)
  Korea Electric Power, 6.375%, 12/01/03      $     1,000       $     1,042
  Korea Electric Power, 7.75%, 4/01/13                500               556
---------------------------------------------------------------------------
                                                                      1,598
===========================================================================
SOVEREIGN (0.7%)
  Republic of Korea, Global Bond,
    8.875%, 4/15/08                                   300               356
---------------------------------------------------------------------------
                                                                      1,954
===========================================================================
TUNISIA (1.3%)
SOVEREIGN (1.3%)
  Banque Centrale de Tunisie,
    7.375%, 4/25/12                                   690               666
---------------------------------------------------------------------------
TURKEY (0.8%)
SOVEREIGN (0.8%)
  Republic of Turkey, 12.375%, 6/15/09                440               407
---------------------------------------------------------------------------
UKRAINE (0.6%)
SOVEREIGN (0.6%)
  Ukraine Government, 11.00%, 3/15/07                 292               296
---------------------------------------------------------------------------
VENEZUELA (3.9%)
SOVEREIGN (3.9%)
  Republic of Venezuela, 0.00%, 4/15/20                 3               @--
  Republic of Venezuela, 9.25%, 9/15/27             2,020             1,262
  Republic of Venezuela, Debt Conversion
    Bond, Series DL, (Floating Rate),
    2.875%, 12/18/07                                  524               393
  Republic of Venezuela, Series W - A,
    6.75%, 3/31/20                                    540               407
---------------------------------------------------------------------------
                                                                      2,062
===========================================================================
  TOTAL DEBT INSTRUMENTS (COST $51,122)                              48,988
===========================================================================

                                                   NO. OF
                                                   RIGHTS
===========================================================================
RIGHTS (0.0%)
MEXICO (0.0%)
  United Mexican States, Value Recovery
    Rights, expiring 6/30/03 (COST $0)         12,466,000                32
---------------------------------------------------------------------------

                                                   NO. OF
                                                 WARRANTS
===========================================================================
WARRANTS (0.0%)
COLOMBIA (0.0%)
  Occidente y Caribe Cellular,
    expiring 3/15/04                         (a)(e)20,600                 2
---------------------------------------------------------------------------
NIGERIA (0.0%)
  Central Bank of Nigeria, expiring 11/15/20        8,250               @--
---------------------------------------------------------------------------
VENEZUELA (0.0%)
  Republic of Venezuela, expiring 4/15/20           2,700               @--
---------------------------------------------------------------------------
  TOTAL WARRANTS (COST $13)                                               2
===========================================================================

108  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       EMERGING MARKETS DEBT PORTFOLIO

                                       FINANCIAL STATEMENTS
                                       JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                     FACE
                                                   AMOUNT             VALUE
                                                    (000)             (000)
===========================================================================
SHORT-TERM INVESTMENT (5.0%)
REPURCHASE AGREEMENT (5.0%)
  J.P. Morgan Securities, Inc., 1.95%, dated
    6/28/02, due 7/1/02 (COST $2,582)         $  (f)2,582       $     2,582
---------------------------------------------------------------------------
TOTAL INVESTMENTS (98.7%) (COST $53,717)                             51,604
===========================================================================
OTHER ASSETS (3.6%)
  Cash                                                  1
  Interest Receivable                                 973
  Receivable for Investments Sold                     880
  Other                                                 6             1,860
===========================================================================
LIABILITIES (-2.3%)
  Payable for Investments Purchased                (1,010)
  Investment Advisory Fees Payable                   (109)
  Directors' Fees and Expenses Payable                (15)
  Administrative Fees Payable                         (10)
  Custodian Fees Payable                               (4)
  Other Liabilities                                   (41)           (1,189)
===========================================================================
NET ASSETS (100%)                                               $    52,275
===========================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                 $   146,278
Undistributed Net Investment Income (Loss)                            1,847
Accumulated Net Realized Gain (Loss)                                (93,737)
Unrealized Appreciation on Investments and
  Foreign Currency Translations                                      (2,113)
---------------------------------------------------------------------------
NET ASSETS                                                      $    52,275
===========================================================================

                                                                      VALUE
                                                                      (000)
===========================================================================
CLASS A:
--------
NET ASSETS                                                      $    51,843
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 17,360,923 outstanding
    $0.001 par value shares (authorized
    500,000,000 shares)                                         $      2.99
===========================================================================
CLASS B:
--------
NET ASSETS                                                      $       432
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 142,613 outstanding
    $0.001 par value shares (authorized
    500,000,000 shares)                                         $      3.03
===========================================================================

(a) -- Non-income producing security
(b) -- Issuer is in default.
(e) -- 144A security -- certain conditions for public sale may exist.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
(n) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2002. Maturity Rate disclosed is the ultimate maturity date.
@   -- Value is less than $500.

    The accompanying notes are an integral part of the financial statements. 109

MORGAN STANLEY INSTITUTIONAL FUND, INC.

INVESTMENT OVERVIEW


GLOBAL FIXED INCOME II PORTFOLIO

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2002)

----------------------------
Euro                    38.8%
Japanese Yen            22.3
United States Dollar    12.1
Canadian Dollar          6.6
British Pound            4.7
Australian Dollar        2.5
Swedish Krona            1.7
Other                   11.3
----------------------------


PERFORMANCE COMPARED TO THE J.P. MORGAN TRADED GLOBAL BOND INDEX(1)

                                          TOTAL RETURNS(2)
                          --------------------------------------------
                                                  AVERAGE ANNUAL
                                           ---------------------------
                                     ONE    FIVE     TEN       SINCE
                            YTD     YEAR   YEARS   YEARS   INCEPTION
----------------------------------------------------------------------
Portfolio - Class A (3)   10.40%   14.76%   3.90%   5.12%       5.93%
Portfolio - Class B (4)   10.36    14.64    3.72     N/A        3.62
Index - Class A            9.64    13.73    4.55    5.90        6.90
Index - Class B            9.64    13.73    4.55     N/A        4.02

(1) The J.P. Morgan Traded Global Bond Index is an unmanaged index of securities and includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, the United Kingdom and the United States.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)  Commenced operations on May 1, 1991

(4)  Commenced operations on January 2, 1996


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Global Fixed Income II Portfolio seeks to produce an attractive real rate of return while preserving capital by investing primarily in high quality fixed income securities of issuers throughout the world, including U.S. issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the six months ended June 30, 2002, the Portfolio had a total return of 10.40% for the Class A shares and 10.36% for the Class B shares compared to 9.64% for the J.P. Morgan Traded Global Bond Index (the "Index"). As of June 30, 2002, the Portfolio had a SEC 30-day yield of 3.88% for the Class A shares and 3.66% for the Class B shares.

MARKET REVIEW

The past six months has been a rewarding one for global bond investors as the U.S. dollar fell for the first time in years. In the second quarter, the U.S. dollar fell over 10% against the Euro, the Japanese yen and the Australian dollar. The major driving factors behind the U.S. dollar's poor performance were clearly gyrations in stock prices, fears over a double dip recession and the burgeoning accounting/earnings scandals at major U.S. corporations. Bond market returns were solid but not nearly as spectacular.

U.S. Treasuries performed best with 10-year yields falling 25 basis points. This was not surprising as generalized U.S. equity market weakness led to a flight to quality, money markets significantly scaled back anticipated Fed tightening (by approximately 140 basis points) and economic data hinted at a slowdown from the torrid pace of the first quarter. These factors were not as prevalent abroad. Indeed, several central banks (in Australia, Canada and New Zealand) began tightening monetary policy as a result of strong growth and incipient inflationary pressures. Consequently, these bond markets were the worst performers.

Interest rate and country management contributed to outperformance. The Portfolio benefited by being underweight U.S. duration in the first quarter when yields rose substantially. This position was eliminated at the beginning of the second quarter near the peak in yields. For the remainder of this period, the Portfolio was neutrally positioned, relative to the benchmark, in its dollar bloc interest rate exposure. Currency positions that contributed significantly to outperformance included an overweight of the Australian and Canadian dollars and the Euro versus the U.S. dollar, and more modestly an overweight Euro/underweight Japanese yen position.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                       INVESTMENT OVERVIEW


GLOBAL FIXED INCOME II PORTFOLIO (CONT'D)

The corporate sector endured a volatile first half of 2002, with particularly high volatility in the second quarter, as accounting irregularities, liquidity concerns, and sharp declines in equity markets and rating downgrades cast a shadow over the sector as a whole. In this environment of rising yield spreads, our exposure to the corporate sector had an unfavourable impact on portfolio returns. Weakness was concentrated in the utilities and telecom sectors.

MARKET OUTLOOK

We expect that the recent weakness in the U.S. dollar is likely to continue but will not result in a rout. Low U.S. interest rates, a weak U.S. equity market, and concerns over corporate governance are unlikely to attract large capital inflows at a time when the United States needs massive inflows to finance a burgeoning current account deficit. However, we believe that the U.S. yield curve is now pricing in just over 4% GNP growth and a 100 basis point increase in the Fed Funds rate in the next twelve months, relatively small numbers for the early stages of a recovery with supportive monetary policy. It would not take much to lead markets to price stronger U.S. growth in bond and currency markets.

Outside the U.S., the Japanese economy has stabilized insofar as industrial production registered its fourth consecutive increase in May. Virtually all of the increase in production, however, has been in the export-sensitive vehicle and electronic sectors. We remain concerned that the Japanese recovery is very fragile with limited signs of strength from the domestic sector. In Europe, moderating growth is being matched with a slowing of inflation. In such an environment, we believe that the European Central Bank is likely to refrain from interest rate increases for the near-term.

July 2002

MORGAN STANLEY INSTITUTIONAL FUND, INC.
GLOBAL FIXED INCOME II PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS

                                                     FACE
                                                   AMOUNT             VALUE
                                                    (000)             (000)
===========================================================================
FIXED INCOME SECURITIES (89.6%)
AUSTRALIAN DOLLAR (2.5%)
US GOV'T & AGENCY OBLIGATIONS (2.5%)
  Federal National Mortgage Association,
    6.50%, 7/10/02                            AUD     500       $       282
---------------------------------------------------------------------------
BRITISH POUND (4.7%)
FOREIGN BONDS (4.7%)
  United Kingdom Treasury Gilt,
    8.50%, 7/16/07                            GBP     300               529
---------------------------------------------------------------------------
CANADIAN DOLLAR (6.6%)
FOREIGN BONDS (6.6%)
  Government of Canada, 5.50%, 6/01/09        CAD   1,100               737
---------------------------------------------------------------------------
DANISH KRONE (0.9%)
FOREIGN BONDS (0.9%)
  Kingdom of Denmark, 8.00%, 3/15/06          DKK     700               104
---------------------------------------------------------------------------
EURO (38.8%)
ASSET BACKED SECURITIES (2.5%)
  Chase Credit Card Master Trust,
    Series 1998-1, 5.125%, 2/15/05            EUR      40                40
  Citibank Credit Master Trust,
    4.875%, 4/07/07                                   243               243
---------------------------------------------------------------------------
                                                                        283
===========================================================================
CORPORATE BONDS (1.1%)
  Fixed-Link Finance BV, 5.75%, 2/02/09               125               126
---------------------------------------------------------------------------
FOREIGN BONDS (35.2%)
  Deutschland Republic, 6.50%, 7/04/27                400               458
  French Treasury Note, 5.00%, 7/12/05                400               403
  Government of France, 4.50%, 7/12/06              1,000               991
  Government of France, 6.00%, 10/25/25               500               540
  Government of Spain 4.00%, 1/31/10                  100                93
  Government of the Netherlands,
    4.75%, 2/15/03                                    500               499
  Kingdom of Belgium, 4.75%, 9/28/05                  500               501
  Republic of Austria, MTN, 5.50%, 10/20/07           450               462
---------------------------------------------------------------------------
                                                                      3,947
===========================================================================
                                                                      4,356
===========================================================================
JAPANESE YEN (22.3%)
CORPORATE BONDS (2.0%)
  Pfizer, Inc., 0.80%, 3/18/08                JPY  15,000               127
  Tesco plc, 0.70%, 9/20/06                        12,000               101
---------------------------------------------------------------------------
                                                                        228
===========================================================================
FOREIGN BONDS (17.9%)
  European Investment Bank, 2.125%, 9/20/07        10,000                91
  Government of Italy, 3.75%, 6/08/05              50,000               462
  Government of Japan, 0.40%, 6/20/06              30,000               253
  Government of Japan, Series 207,
    0.90%, 12/22/08                                80,000               678
  Government of Japan, Series 213,
    1.40%, 6/22/09                                 50,000               435
  Government of Quebec, 1.60%, 5/09/13             10,000                84
---------------------------------------------------------------------------
                                                                      2,003
===========================================================================
US GOV'T & AGENCY OBLIGATIONS (2.4%)
  Federal National Mortgage Association,
    1.75%, 3/26/08                            JPY  30,000       $       269
---------------------------------------------------------------------------
                                                                      2,500
===========================================================================
SWEDISH KRONA (1.7%)
FOREIGN BONDS (1.7%)
  Swedish Government, 6.00%, 2/09/05          SEK   1,700               190
---------------------------------------------------------------------------
U.S. DOLLAR (12.1%)
US GOV'T & AGENCY OBLIGATIONS (12.1%)
  U.S. Treasury Note, 6.50%, 2/15/10            $     500               559
  U.S. Treasury Note, 6.125%, 11/15/27                750               793
---------------------------------------------------------------------------
                                                                      1,352
===========================================================================
  TOTAL FIXED INCOME SECURITIES (89.6%)
    (COST $9,840)                                                    10,050
===========================================================================
SHORT-TERM INVESTMENT (8.1%)
REPURCHASE AGREEMENT (8.1%)
  J.P. Morgan Securities, Inc., 1.95%, dated
    6/28/02, due 7/1/02 (COST $915)                (f)915               915
---------------------------------------------------------------------------
FOREIGN CURRENCY (0.4%)
  Australian Dollar                           AUD       8                11
  British Pound                               GBP       9                 9
  Euro                                        EUR   2,642                22
---------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $41)                                      42
===========================================================================
TOTAL INVESTMENTS (98.1%) (COST $10,796)                             11,007
===========================================================================
OTHER ASSETS (5.8%)
  Cash                                          $       7
  Receivable for Investments Sold                     408
  Interest Receivable                                 220
  Due from Investment Adviser                           7
  Other                                                 6               648
===========================================================================
LIABILITIES (-3.9%)
  Payable for Investments Purchased                  (400)
  Directors' Fees and Expenses Payable                 (8)
  Administrative Fees Payable                          (4)
  Custodian Fees Payable                               (3)
  Other Liabilities                                   (23)             (438)
===========================================================================
NET ASSETS (100%)                                               $    11,217
===========================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                 $    13,036
Undistributed Net Investment Income (Loss)                              314
Accumulated Net Realized Gain (Loss)                                 (2,361)
Unrealized Appreciation (Depreciation) on
  Investments and Foreign Currency
  Translations                                                          228
---------------------------------------------------------------------------
NET ASSETS                                                      $    11,217
===========================================================================

112  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       GLOBAL FIXED INCOME II PORTFOLIO

                                       FINANCIAL STATEMENTS
                                       JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                                      VALUE
                                                                      (000)
===========================================================================
CLASS A:
--------
NET ASSETS                                                      $    11,125
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 911,030 outstanding $0.001 par
    value shares (authorized 500,000,000 shares)                $     12.21
============================================================================
CLASS B:
--------
NET ASSETS                                                      $        92
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 7,553 outstanding $0.001 par
    value shares (authorized 500,000,000 shares)                $     12.14
===========================================================================

(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
MTN -- Medium Term Note

===========================================================================
                   SUMMARY OF TOTAL FIXED INCOME SECURITIES BY
                    INDUSTRY CLASSIFICATION -- JUNE 30, 2002

                                                                    PERCENT
                                                    VALUE            OF NET
INDUSTRY                                            (000)            ASSETS
----------------------------------------------------------------------------
Asset Backed Securities                       $       283               2.5%
Corporate Bonds                                       354               3.1
Foreign Government & Agency Obligations             7,510              67.0
U.S. Government & Agency Obligations                1,903              17.0
----------------------------------------------------------------------------
                                              $    10,050              89.6%
============================================================================

    The accompanying notes are an integral part of the financial statements. 113

MORGAN STANLEY INSTITUTIONAL FUND, INC.

INVESTMENT OVERVIEW


MONEY MARKET PORTFOLIO

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2002)

--------------------------------------------
US Government & Agency Securities       23.0%
International Banks                     20.8
Major Banks                             15.0
Diversified Financial Services           9.5
Finance - Consumer                       9.4
Banking                                  2.3
Insurance                                2.0
Major Pharmaceuticals                    1.5
Other                                   16.5
--------------------------------------------


COMPARATIVE MONTHLY AVERAGE YIELDS

[CHART]

                                            JUNE
                                            ----
Money Market Portfolio 30 Day Yields         1.35%
iMoneyNet Money Fund Comparable Yields       1.34%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Money Market Portfolio seeks to maximize current income and preserve capital while maintaining high levels of liquidity. Investments in shares of the Portfolio are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve its net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

The seven day yield and seven day effective yield (which assumes an annualization of the current yield with all dividends reinvested) for the Portfolio as of June 30, 2002, were 1.34% and 1.36%, respectively. The yield quotation more closely reflects the current earnings of the Portfolio than the total return. As with all money market portfolios, the seven day yields are not necessarily indicative of future performance.

MARKET REVIEW

After cascading throughout 2001, to a 40-year low, short-term rates plateaued during the first half of 2002. The Federal Open Market Committee (FOMC), having lowered its target rate for federal funds to 1.75% on December 11, 2001, has maintained that target thus far in 2002.

During the early months of 2002, the economy showed clear signs of recovery as it responded to stimulative monetary and fiscal initiatives. First quarter real Gross Domestic Product indicated that the economy grew at a 6.1% annual rate, as compared to growth of 1.7% in the fourth quarter of 2001, and contraction of 1.3% during the third quarter of last year. Industrial production rose for the fifth straight month in May, after contracting in 14 of the previous 15 months. At the March 19 FOMC meeting, the Fed changed its formal economic assessment to one that indicates risks in the foreseeable future are balanced with respect to meeting goals of price stability and sustainable economic growth, compared with its prior stance that was weighted mainly toward economic weakness.

We have continued to invest the Portfolio in high-quality commercial paper, Federal agency obligations, overnight repurchase agreements, bank notes and negotiable certificates of deposit of financially strong commercial banks. Over the past six months, we maintained our high credit standards in the Portfolio by continuing to use a significant proportion of Federal agency obligations. At the same time, we attempted to limit purchases of corporate obligations to only those issuers that possess both top short-term credit ratings and relatively high long-term debt ratings as well. Throughout this period of time, our primary strategy has been to increase

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                       INVESTMENT OVERVIEW


MONEY MARKET PORTFOLIO (CONT'D)

the average maturity of the Portfolio. However, recent data have begun to indicate a possible turnaround in the economy. As a result, we may allow the Portfolio's average maturity to decline slightly if interest rates begin to reflect some upward pressure. This strategy will position the Portfolio to take better advantage of a possible rise in short-term rates later this year. As always, we try to operate the Portfolio in a conservative manner without the use of derivatives or funding agreements.

On June 30, 2002, approximately 38% of the Portfolio was invested in high quality commercial paper, 23% in Federal agency obligations, 22% in short-term bank notes and certificates of deposit issued by financially strong commercial banks, and 17% in overnight repurchase agreements. At June 30, 2002, the Portfolio's weighted average maturity was 41 days with 89% of holdings due to mature in less than three months. Therefore, we believe the Portfolio is well positioned for stability of principal with a very high degree of liquidity. As always, the Portfolio continues to serve as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money market conditions.

MARKET OUTLOOK

We expect the pace of economic activity during the next six months to begin to reflect some improvement as the economy regains its footing. Barring further significant terrorist activity in the world, we believe that consumer and business confidence should improve, possibly resulting in a return to economic expansion. Such a recovery would likely lead to moderately higher levels of short-term interest rates, which could potentially materialize during the next twelve months. We believe the Portfolio is well positioned to take advantage of the money market yield levels that may become available during the months ahead.

July 2002

MORGAN STANLEY INSTITUTIONAL FUND, INC.
MONEY MARKET PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS

                                                     FACE         AMORTIZED
                                                   AMOUNT              COST
                                                    (000)             (000)
===========================================================================
MONEY MARKET INSTRUMENTS (83.5%)
BANKING (2.3%)
  Wells Fargo & Co., 1.79%, 8/15/02           $    40,000       $    39,911
---------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (9.5%)
  General Electric Capital Corp.,
    1.90%, 7/22/02                                 50,000            49,945
  General Electric Capital Corp.,
    2.06%, 8/12/02                                 50,000            49,881
  Mortgage Interest Networking Trust,
    1.81%, 7/26/02                                 25,000            24,969
  Mortgage Interest Networking Trust,
    1.82%, 7/30/02                                 17,500            17,474
  Mortgage Interest Networking Trust,
    1.82%, 9/18/02                                 20,000            19,921
---------------------------------------------------------------------------
                                                                    162,190
===========================================================================
FINANCE - CONSUMER (9.4%)
  FCAR Owner Trust, 1.80%, 7/12/02                 70,000            69,962
  New Center Asset Trust,
    1.83%, 9/26/02                                 30,000            29,868
  New Center Asset Trust,
    1.82%, 11/14/02                                35,000            34,761
  Wells Fargo Financial, 1.78%, 9/25/02            25,000            24,894
---------------------------------------------------------------------------
                                                                    159,485
===========================================================================
INSURANCE (2.0%)
  American General Finance,
    1.79%, 8/05/02                                 35,000            34,939
---------------------------------------------------------------------------
INTERNATIONAL BANKS (20.8%)
  Barclays US Funding Corp.,
    1.83%, 9/09/02                                 50,000            49,823
  BNP Paribas Finance, Inc.,
    1.93%, 7/01/02                                 40,000            40,000
  Canadian Imperial Bank of Commerce,
    1.88%, 8/15/02                                 25,000            25,000
  Deutsche Bank, 1.81%, 7/24/02                    50,000            49,942
  Lloyds TSB Bank plc, 1.93%, 9/25/02              50,000            49,772
  Rabobank Nederland N.V.,
    1.78%, 7/15/02                                 50,000            50,000
  Toronto Dominion Bank, Ltd.,
    1.81%, 8/21/02                                 25,000            25,000
  UBS Finance (Del) LLC, 1.82%, 7/18/02            25,000            24,979
  UBS Warburg LLC, 1.76%, 8/02/02                  40,000            40,000
---------------------------------------------------------------------------
                                                                    354,516
===========================================================================
MAJOR BANKS (15.0%)
  Bank of America N.A., 1.82%, 9/05/02             50,000            50,000
  Bank One Corp N.A., 1.78%, 7/30/02               35,000            35,000
  Citibank N.A., 1.94%, 7/02/02                    70,000            70,000
  State Street Bank & Trust Co.,
    1.84%, 7/08/02                                100,000           100,000
---------------------------------------------------------------------------
                                                                    255,000
===========================================================================
MAJOR PHARMACEUTICALS (1.5%)
  Schering Corp., 1.77%, 8/08/02                   25,000            24,953
---------------------------------------------------------------------------
US GOVERNMENT & AGENCY SECURITIES (23.0%)
  Federal Home Loan Mortgage Corp.,
    1.82%, 7/03/02                            $    75,000       $    74,992
  Federal Home Loan Mortgage Corp.,
    1.76%, 7/10/02                                 50,000            49,978
  Federal Home Loan Mortgage Corp.,
    1.71%, 8/07/02                                 40,000            39,930
  Federal Home Loan Mortgage Corp.,
    1.76%, 8/14/02                                 30,000            29,936
  Federal Home Loan Mortgage Corp.,
    1.74%, 9/11/02                                 50,000            49,827
  Federal Home Loan Mortgage Corp.,
    2.15%, 10/04/02                                24,000            23,866
  Federal Home Loan Mortgage Corp.,
    1.94%, 11/15/02                                50,000            49,635
  Federal Home Loan Mortgage Corp.,
    1.81%, 12/20/02                                25,000            24,786
  Federal Home Loan Mortgage Corp.,
    2.02%, 12/20/02                                25,000            24,762
  Federal Home Loan Mortgage Corp.,
    1.94%, 12/27/02                                25,000            24,761
---------------------------------------------------------------------------
                                                                    392,473
===========================================================================
  TOTAL MONEY MARKET INSTRUMENTS
    (COST $1,423,467)                                             1,423,467
===========================================================================
REPUCHASE AGREEMENT (16.6%)
  Bear Stearns & Co.,Tri - Party, 1.98%,
    dated 6/28/02, due 7/1/02
    (COST $283,200)                            (f)283,200           283,200
---------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%) (COST $1,706,667)                      1,706,667
===========================================================================
OTHER ASSETS (0.1%)
  Cash                                                 66
  Interest Receivable                               1,503
  Other                                                31             1,600
===========================================================================
LIABILITIES (-0.2%)
  Investment Advisory Fees Payable                 (1,327)
  Dividends Declared                                 (867)
  Administrative Fees Payable                        (369)
  Directors' Fees and Expenses Payable               (171)
  Custodian Fees Payable                              (29)
  Other Liabilities                                  (164)           (2,927)
===========================================================================
NET ASSETS (100%)                                               $ 1,705,340
===========================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                 $ 1,705,254
Undistributed Net Investment Income                                      86
---------------------------------------------------------------------------
NET ASSETS                                                      $ 1,705,340
===========================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

Applicable to 1,705,420,774 outstanding
  $0.001 par value shares (authorized
  4,000,000,000 shares)                                         $      1.00
===========================================================================

(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

116  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                       INVESTMENT OVERVIEW


MUNICIPAL MONEY MARKET PORTFOLIO

[CHART]

COMPOSITION OF NET ASSETS (AT JUNE 30, 2002)

------------------------------------
Weekly Variable Rate Bonds      51.2%
Commercial Paper                30.2
Daily Variable Rate Bonds        9.7
Municipal Bonds & Notes          7.9
Put Option Bonds                 5.8
Other                           (4.8)
------------------------------------

COMPARATIVE MONTHLY AVERAGE YIELDS

[CHART]

                                                       JUNE
                                                       ----
Municipal Money Market Portfolio 30 Day Yields         0.86%
iMoneyNet Municipal Money Fund Comparable Yields       0.90%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Municipal Money Market Portfolio seeks to maximize current tax-exempt income and preserve capital. Investments in shares of the Portfolio are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve its net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

The seven day yield and seven day effective yield (assumes an annualization of the current yield with all dividends reinvested) for the Portfolio as of June 30, 2002, were 0.89% and 0.90%, respectively. The seven day taxable equivalent yield and the seven day taxable equivalent effective yield for the Portfolio at June 30, 2002 assuming a Federal income tax rate of 38.6% (maximum rate) were 1.45% and 1.47%, respectively. The seven day yields are not necessarily indicative of future performance.

MARKET REVIEW

The first half of 2002 was filled with challenge for the tax-free money market. Following a year of dramatic easing, Federal Reserve Board monetary policy held steady with the only change coming in the form of a shift in bias from weakness to neutral. As such, tax-free money market yields were relatively stable but at levels that were unappealingly low. At the same time, the widespread municipal surpluses of recent years disappeared as state and local governments faced shrinking revenues and widening budget gaps. The economic strains brought the need for added caution in making investment selections.

At the end of June, yields for both fixed-rate and variable-rate municipal money market instruments were little changed from early January. Yields for daily and weekly variable rate demand obligations (VRDOs) fluctuated within a narrower range than usual. Upward seasonal pressure on VRDO yields during the April tax payment season was more muted this year with the fall-off in capital gains tax liabilities. Yields for longer fixed-rate instruments moved to new lows in January but pushed higher in March as hopes for a quick economic recovery brought anticipation of a change in monetary policy. Expectations for a rise in interest rates dissipated during the second quarter, however, with the release of sobering economic data and the blow to confidence brought on by corporate accounting irregularities. The Bond Buyer One Year Note Index, a benchmark indicator for the tax-free money market, fell to a low of 1.45% in late January, rose to 2.15% at the end of March and then dropped again to finish the first half at 1.52%.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

INVESTMENT OVERVIEW


MUNICIPAL MONEY MARKET PORTFOLIO (CONT'D)

During the first six months of 2002, net assets of the Portfolio fell 18 percent to $1.1 billion as the meager yields available made money market investments less attractive. For much of the period, our asset allocation heavily favored VRDOs and short-maturity commercial paper and the Portfolio's weighted average maturity was kept short. In June, with a neutral bias continuing for monetary policy and a large supply of cash flow borrowing by state and local governments, an opportunity arose to moderately extend average maturity through selective purchases of longer fixed-rate notes. The Portfolio's weighted average maturity stood at 40 days at the end of June.

MARKET OUTLOOK

Although the corporate earnings picture is expected to brighten during the second half of the year, investor confidence has been shaken. Prospects for a near-term shift in monetary policy have diminished. In the period ahead, we expect to continue to make selective commitments to longer fixed-rate paper while confirming that the Portfolio remains defensively positioned within an uncertain economic climate.

July 2002

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       MUNICIPAL MONEY MARKET PORTFOLIO

                                       FINANCIAL STATEMENTS
                                       JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS

                                                     FACE        AMORITIZED
                                                   AMOUNT              COST
                                                    (000)             (000)
===========================================================================
TAX-EXEMPT INSTRUMENTS (104.8%)
FIXED RATE INSTRUMENTS (43.9%)
COMMERCIAL PAPER (30.2%)
  Dallas Area Rapid Transit, Texas, Senior
    Sub Lien, Series 2001, 1.45%, 8/13/02       $   8,500       $     8,500
  Dallas Area Rapid Transit, Texas, Senior
    Sub Lien, Series 2001, 1.50%, 8/27/02          20,000            20,000
  Harris County, Texas, Notes Series A-1,
    1.45%, 8/07/02                                  7,000             7,000
  Illinois Health Facilities Authority, SSM
    Health Care, Series 1998 B,
    1.50%, 7/16/02                                 13,940            13,940
  JEA, Florida, Water & Sewer System,
    Series 2001 D, 1.45%, 9/19/02                  10,000            10,000
  JEA, Florida, Water & Sewer System,
    Series 2001 D, 1.50%, 8/22/02                  20,000            20,000
  JEA, Florida, Water & Sewer System,
    Series 2001 E, 1.45%, 10/09/02                 15,000            15,000
  JEA, Florida, Water & Sewer System,
    Series 2001 E, 1.50%, 8/21/02                  10,000            10,000
  King County, Washington, Sewer,
    Series A, 1.45%, 7/30/02                       15,000            15,000
  Louisiana Public Facilities Authority,
    Christus Health, Series 1999 B,
    1.40%, 8/20/02                                 10,000            10,000
  Montgomery County Industrial
    Development Authority, Pennsylvania,
    PECO Energy Co., Series 1994 A,
    1.45%, 8/21/02                                 13,000            13,000
  Oklahoma City Industrial & Cultural
    Facilities Trust, Oklahoma, SSM Health
    Care, Series 1998 B, 1.40%, 7/11/02            20,330            20,330
  Regional Transportation District, Colorado,
    Sub Lien Sales Tax, Series 2001 A,
    1.30%, 7/10/02                                  7,000             7,000
  Rochester, Minnesota, Mayo Foundation,
    Series 1992 C, 1.40%, 9/10/02                  19,950            19,950
  Rochester, Minnesota, Mayo Foundation,
    Series 2000 C, 1.65%, 8/08/02                  17,500            17,500
  Rochester, Minnesota, Mayo Foundation,
    Series 2001 B, 1.45%, 8/27/02                  13,150            13,150
  San Antonio, Texas, Electric & Gas,
    Series 1995 A, 1.45%, 9/09/02                  25,000            25,000
  San Antonio, Texas, Electric & Gas,
    Series 1995 A, 1.60%, 7/24/02                  30,000            30,000
  San Antonio, Texas, Water System,
    Series A, 1.25%, 8/12/02                       22,500            22,500
  San Antonio, Texas, Water System,
    Series A, 1.40%, 10/15/02                       7,200             7,200
  Texas Municipal Power Agency,
    Series 1991, 1.30%, 8/14/02                    20,000            20,000
  University of Texas System, Board of
    Regents, Series A, 1.65%, 8/07/02               8,113             8,113
---------------------------------------------------------------------------
                                                                    333,183
===========================================================================
MUNICIPAL BONDS & NOTES (7.9%)
  Colorado, Series 2002 A, TRANs,
    3.00%, 6/27/03                              $  20,000       $    20,290
  Houston, Texas, Series 2002, TRANs,
    3.00%, 6/30/03                                 10,000            10,139
  Idaho, Series 2002, TANs,
    3.00%, 6/30/03                                 12,500            12,668
  Indiana Bond Bank, Advance Funding,
    Series 2002 A-1, 2.25%, 7/23/02                12,500            12,507
  Indiana Bond Bank, Advance Funding,
    Series 2002 A-2, 2.25%, 1/22/03                10,000            10,044
  Indianapolis Local Improvement Bond Bank,
    Indiana, Series 2002 A, Notes,
    2.375%, 1/09/03                                 3,000             3,014
  Michigan Municipal Bond Authority,
    Series 2002 A, 2.25%, 8/21/02                   8,500             8,511
  South Carolina Association of
    Government Organizations, COPs,
    Series 2002, TANs, 3.00%, 4/15/03              10,000            10,120
---------------------------------------------------------------------------
                                                                     87,293
===========================================================================
PUT OPTION BONDS (5.8%)
  Indiana Development Finance Authority,
    USX Corp., Series 1998, (Put 8/01/02)
    1.40%, 12/01/22                                12,000            12,000
  Intermountain Power Agency, Utah,
    Series 1985 E, (Put 9/16/02)
    2.027%, 7/01/14                                 8,500             8,500
  Intermountain Power Agency, Utah,
    Series 1985 F, (Put 12/02/02)
    1.50%, 7/01/18                                 10,000            10,000
  Minnesota Housing Finance Agency,
    Residential Housing, Series 2001 A,
    (Put 12/04/02) 1.87%, 1/01/21                  10,000            10,000
  Oklahoma Water Resources Board, State
    Loan, Series 1995, (Put 9/03/02)
    1.40%, 9/01/24                                 13,040            13,040
  Oklahoma Water Resources Board, State
    Loan, Series 2001, (Put 10/01/02)
    2.53%, 10/01/34                                10,000            10,000
---------------------------------------------------------------------------
                                                                     63,540
===========================================================================
                                                                    484,016
===========================================================================
VARIABLE/FLOATING RATE INSTRUMENTS (60.9%)
DAILY VARIABLE RATE BONDS (9.7%)
  Atlanta, Georgia, Water & Wastewater,
    Series 2001 C, 1.75%, 11/01/41                  6,200             6,200
  Bell County Health Facilities Development
    Corp., Texas, Scott & White Memorial
    Hospital, Series 2001 B-1,
    1.85%, 8/15/29                                  1,400             1,400
  Bell County Health Facilities Development
    Corp., Texas, Scott & White Memorial
    Hospital, Series 2001-2,
    1.85%, 8/15/31                                  2,500             2,500

    The accompanying notes are an integral part of the financial statements. 119

MORGAN STANLEY INSTITUTIONAL FUND, INC.
MUNICIPAL MONEY MARKET PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                     FACE        AMORITIZED
                                                   AMOUNT              COST
                                                    (000)             (000)
===========================================================================
VARIABLE/FLOATING RATE INSTRUMENTS (CONT.)
DAILY VARIABLE RATE BONDS (CONT.)
  Cuyahoga County, Ohio, Cleveland Clinic
    Foundation, Series 1997 D,
    1.85%, 1/01/26                              $   9,100       $     9,100
  Farmington, New Mexico, Arizona Public
    Service Co., Series 1994 B,
    1.80%, 9/01/24                                  9,335             9,335
  Gulf Coast Waste Disposal Authority, Texas,
    Exxon Corp., Series 1995,
    1.20%, 6/01/20                                  7,800             7,800
  Harris County Health Facilities
    Development Corp., Texas, Methodist
    Hospital, 1.85%, 12/01/25                       5,000             5,000
  Idaho Health Facilities Authority, St.
    Lukes Regional Medical Center,
    Series 1995, 1.85%, 5/01/22                     2,485             2,485
  Illinois Health Facilities Authority,
    Northwestern Memorial Hospital,
    Series 1995, 1.85%, 8/15/25                     1,500             1,500
  Illinois Health Facilities Authority,
    Northwestern Memorial Hospital,
    Series 2002 B, 1.85%, 8/15/09                   7,500             7,500
  Jackson County, Mississippi, Chevron
    USA, Inc., 1.75%, 6/01/23                       5,500             5,500
  Metropolitan Government of Nashville &
    Davidson County Health & Education
    Board, Tennessee, Vanderbilt
    University, Series 2002 B,
    1.85%, 10/01/32                                10,000            10,000
  Missouri Development Finance Board,
    Nelson Gallery Foundation,
    Series 2001 B, 1.85%, 12/01/31                  6,400             6,400
  Newport Beach, California, Hoag
    Memorial Hospital Presbytarian,
    Series 1992, 1.80%, 10/01/22                    1,800             1,800
  Roanoke Industrial Development Authority,
    Virginia, Carilion Health System,
    Series 2002 B, 1.85%, 7/01/27                  13,000            13,000
  Tempe, Arizona, Excise Tax, Series
    1998, 1.80%, 7/01/23                            3,500             3,500
  Uinta County, Wyoming, Chevron USA, Inc.,
    Series 1993, 1.75%, 8/15/20                    10,000            10,000
  Ward County, North Dakota, Trinity
    Obligated Group, Series 2002 A,
    1.90%, 7/01/29                                  4,250             4,250
---------------------------------------------------------------------------
                                                                    107,270
===========================================================================
WEEKLY VARIABLE RATE BONDS (51.2%)
  Albuquerque, New Mexico, Airport Sub
    Lien, Series 1995, 1.20%, 7/01/14              13,400            13,400
  Arkansas Development Finance
    Authority, Higher Education Capital
    Asset Program, Series 1985 A,
    1.25%, 12/01/15                             $   6,900       $     6,900
  Atlanta, Georgia, Water & Wastewater,
    Series 2001 B, 1.15%, 11/01/38                 25,000            25,000
  Charlotte-Mecklenberg Hospital
    Authority, North Carolina, Health Care
    System, Series C, 1.15%, 1/15/26               11,000            11,000
  Chicago Board of Education, Illinois,
    Series 2000 B, 1.25%, 3/01/32                  11,400            11,400
  Chicago, Illinois, People's Gas, Light &
    Coke Co., Series 2000 A,
    1.33%, 3/01/30                                  6,000             6,000
  Clark County, Nevada, Airport Sub Lien,
    Series 1999 B-2, 1.25%, 7/01/29                11,100            11,100
  Clarksville Public Building Authority,
    Tennessee, Pooled Financing,
    Series 1995, 1.25%, 10/01/25                   11,310            11,310
  Cleveland, Ohio, Airport System, Series
    2001 C, 1.20%, 1/01/31                         12,400            12,400
  Cleveland, Ohio, Income Tax Refunding,
    Sub Series 1994, 1.25%, 5/15/24                11,823            11,823
  Cook County, Illinois, Series 2002 B,
    1.43%, 11/01/31                                20,000            20,000
  Fulton County Development Authority,
    Georgia, Morehouse College,
    Series 1997, 1.35%, 8/01/17                     3,610             3,610
  Harris County Industrial Development
    Corporation, Texas, Baytank Inc.,
    Series 1998, 1.25%, 2/01/20                    23,400            23,400
  Harris County, Texas, Toll Road Unlimited
    Tax, Sub Lien, Series 1994 B,
    1.25%, 8/01/15                                 14,300            14,300
  Illinois Development Finance Authority,
    Consolidated Edison Co., Series C,
    1.25%, 3/01/09                                  5,000             5,000
  Indiana Health Facilities Authority,
    Community Hospitals of Indiana Inc.,
    Series 2000 A, 1.25%, 7/01/28                   7,500             7,500
  Jacksonville Health Facilities Authority,
    Florida, Charity Obligated Group,
    Series 1997 C, 1.25%, 8/15/19                  20,715            20,715
  Long Island Power Authority, New York,
    Electric System, Series 2,
    Sub Series 2 A, 1.10%, 5/01/33                 17,200            17,200
  Louisiana Public Facilities Authority,
    College & University Equipment, Series A,
    1.25%, 9/01/10                                  5,150             5,150
  Massachusetts Health & Educational
    Facilities Authority, Harvard University,
    Series 1999 R, 1.10%, 2/01/34                  26,000            26,000
  Massachusetts Refunding, Series 1997 B,
    1.20%, 8/01/15                                 15,000            15,000

120  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       MUNICIPAL MONEY MARKET PORTFOLIO

                                       FINANCIAL STATEMENTS
                                       JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

                                                     FACE        AMORITIZED
                                                   AMOUNT              COST
                                                    (000)             (000)
===========================================================================
VARIABLE/FLOATING RATE INSTRUMENTS (CONT.)
WEEKLY VARIABLE RATE BONDS (CONT.)
  Massachusetts, Refunding, Series 2000 C,
    1.25%, 1/01/21                            $    24,700       $    24,700
  Minneapolis, Minnesota, Convention Center,
    Series 1999, 1.20%, 12/01/18                   21,680            21,680
  Minneapolis, Minnesota, Convention Center,
    Series 2000, 1.20%, 12/01/18                   21,960            21,960
  Montgomery County Public Building
    Authority, Tennessee, Pooled Financing,
    Series 1997, 1.25%, 11/01/27                    7,500             7,500
  New York City Transitional Finance
    Authority, New York, Fiscal 1999, 2nd
    Series, Sub Series A-1,
    1.05%, 11/15/22                                 9,135             9,135
  New York State Local Government
    Assistance Corporation, Series 1994 B,
    1.10%, 4/01/23                                 24,400            24,400
  North Carolina Medical Care Commission,
    North Carolina Baptist Hospitals,
    Series 2000, 1.29%, 6/01/30                    17,300            17,300
  North Carolina, Series 2002 F,
    1.20%, 5/01/21                                 15,000            15,000
  Oregon, Veterans' Welfare, Series 73 F,
    1.20%, 12/01/17                                20,500            20,500
  Pasco County School Board, Florida,
    Series 1996 COPs, 1.25%, 8/01/26               15,000            15,000
  Perry County, Mississippi, Leaf River
    Forest Products Inc., Series 2002,
    1.20%, 2/01/22                                 15,000            15,000
  Rancho Water District Financing Authority,
    California, Series 1998 A,
    1.10%, 8/15/29                                 10,000            10,000
  Sunshine State Governmental Financing
    Commission, Florida, Series 1986 A,
    1.30%, 7/01/16                                  5,000             5,000
  Texas Municipal Gas Corporation, Senior
    Lien, Series 1998, 1.25%, 1/15/23              20,900            20,900
  Texas, Veterans' Housing Assistance Fund
    I, Series 1995, 1.20%, 12/01/16                 7,300             7,300
  University of Alabama, Hospital, Series
    2000 B, 1.25%, 9/01/31                         14,800            14,800
  University of Maryland, Revolving
    Equipment Loan, Series 1996 B,
    1.20%, 7/01/15                                  6,600             6,600
  Utah, Series A, 1.20%, 7/01/16                   10,500            10,500
  Volusia County Health Facilities Authority,
    Florida, Pooled Hospital Loan,
    Series 1985, 1.26%, 11/01/15                    7,600             7,600
  Washington State, Series VR-96 B,
    1.20%, 6/01/20                                 11,000            11,000
---------------------------------------------------------------------------
                                                                    564,083
===========================================================================
                                                                    671,353
===========================================================================
  TOTAL TAX-EXEMPT INSTRUMENTS
    (COST $1,155,369)                                             1,155,369
===========================================================================

                                                                      VALUE
                                                                      (000)
===========================================================================
TOTAL INVESTMENTS (104.8%) (COST $1,155,369)                    $ 1,155,369
===========================================================================
OTHER ASSETS (0.2%)
  Cash                                        $       541
  Interest Receivable                               1,935
  Other                                                14             2,490
===========================================================================
LIABILITIES (-5.0%)
  Payable for Investments Purchased               (53,217)
  Investment Advisory Fees Payable                   (885)
  Dividends Declared                                 (379)
  Administrative Fees Payable                        (196)
  Directors' Fees and Expenses Payable               (114)
  Custodian Fees Payable                              (23)
  Other Liabilities                                  (119)          (54,933)
===========================================================================
NET ASSETS (100%)                                               $ 1,102,926
===========================================================================
NET ASSETS CONSIST OF:

Paid-in Capital                                                 $ 1,102,917
Undistributed Net Investment Income                                       9
---------------------------------------------------------------------------
NET ASSETS                                                      $ 1,102,926
===========================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 1,102,918,544 outstanding
    $0.001 par value shares (authorized
    4,000,000,000 shares)                                       $      1.00
===========================================================================

    The accompanying notes are an integral part of the financial statements. 121

MORGAN STANLEY INSTITUTIONAL FUND, INC.
MUNICIPAL MONEY MARKET PORTFOLIO

FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS (CONT'D)

============================================================================
                SUMMARY OF TAX-EXEMPT INSTRUMENTS BY STATE

                                                AMORTIZED           PERCENT
                                                     COST            OF NET
STATE                                               (000)            ASSETS
----------------------------------------------------------------------------
Alabama                                       $    14,800               1.3%
Arizona                                             3,500               0.3
Arkansas                                            6,900               0.6
California                                         11,800               1.1
Colorado                                           27,290               2.5
Florida                                           103,315               9.4
Georgia                                            34,810               3.2
Idaho                                              15,153               1.4
Illinois                                           65,340               5.8
Indiana                                            45,065               4.1
Louisiana                                          15,150               1.4
Maryland                                            6,600               0.6
Massachusetts                                      65,700               6.0
Michigan                                            8,511               0.8
Minnesota                                         104,240               9.5
Mississippi                                        20,500               1.9
Missouri                                            6,400               0.6
Nevada                                             11,100               1.0
New Mexico                                         22,735               2.1
New York                                           50,735               4.5
North Carolina                                     43,300               3.9
North Dakota                                        4,250               0.4
Ohio                                               33,323               3.0
Oklahoma                                           43,370               3.9
Oregon                                             20,500               1.9
Pennsylvania                                       13,000               1.2
South Carolina                                     10,120               0.9
Tennessee                                          28,810               2.6
Texas                                             241,052              21.8
Utah                                               29,000               2.6
Virginia                                           13,000               1.2
Washington                                         26,000               2.4
Wyoming                                            10,000               0.9
============================================================================
                                              $ 1,155,369             104.8%
============================================================================

122  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       FINANCIAL STATEMENTS

                                       STATEMENTS OF OPERATIONS
                                       FOR THE SIX MONTHS ENDED JUNE 30, 2002
                                         (UNAUDITED)

                                                           ACTIVE                   ASIAN                 EUROPEAN    EUROPEAN
                                                    INTERNATIONAL       ASIAN        REAL    EMERGING         REAL       VALUE
                                                       ALLOCATION      EQUITY      ESTATE     MARKETS       ESTATE      EQUITY
                                                        PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO
                                                            (000)       (000)       (000)       (000)        (000)       (000)
==============================================================================================================================
INVESTMENT INCOME:
  Dividends                                              $  5,123    $    598    $     40    $ 11,040     $    382    $    672
  Interest                                                    386           8           1         258            3          16
  Less: Foreign Taxes Withheld                               (329)        (46)         (2)       (682)          --         (34)
------------------------------------------------------------------------------------------------------------------------------
    Total Income                                            5,180         560          39      10,616          385         654
------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fee                                   1,196         204          10       5,427           66         143
      Less: Fees Waived                                      (209)       (122)        (10)         --          (61)       (102)
------------------------------------------------------------------------------------------------------------------------------
  Net Investment Advisory Fee                                 987          82          --       5,427            5          41
  Administrative Fees                                         298          40           2         685           22          29
  Custodian Fees                                               95          75           9         599           26          68
  Directors' Fees and Expenses                                  5           1          --          10            1           1
  Filing and Registration Fees                                 23          18          12         154           12          21
  Brazil Tax Expense                                           --          --          --         147           --          --
  Insurance                                                     5           1          --          10           --           1
  Professional Fees                                            31          22          12          86           12          14
  Shareholder Reporting                                        30          13          --          60            1           1
  Distribution Fees on Class B Shares                          12           1           1          26            2           1
  Other Expenses                                                1           3           3           6            3           4
  Expenses Reimbursed by Adviser                               --          --         (26)         --           --          --
------------------------------------------------------------------------------------------------------------------------------
    Total Expenses                                          1,487         256          13       7,210           84         181
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                3,693         304          26       3,406          301         473
------------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS):
  Investments Sold                                        (16,238)        717          48     (17,962)         174         (10)
  Foreign Currency Transactions                             1,436         (21)          2      (4,213)           3          17
  Futures Contracts                                          (281)         --          --          --           --          --
------------------------------------------------------------------------------------------------------------------------------
    Net Realized Gain (Loss)                              (15,083)        696          50     (22,175)         177           7
------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
  Investments                                              18,424       2,807           4      44,718*       3,231         544
  Foreign Currency Translations                              (286)         --          --       3,916           26          30
  Futures Contracts                                          (367)         --          --          --           --          --
------------------------------------------------------------------------------------------------------------------------------
    Net Change in Unrealized Appreciation (Depreciation)   17,771       2,807           4      48,634        3,257         574
------------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN
  UNREALIZED APPRECIATION (DEPRECIATION)                    2,688       3,503          54      26,459        3,434         581
------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                          $  6,381    $  3,807    $     80    $ 29,865     $  3,735    $  1,054
==============================================================================================================================

  *Net of foreign tax of $24,000

    The accompanying notes are an integral part of the financial statements. 123

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

                                                                   GLOBAL                                                  JAPANESE
                                                       GLOBAL       VALUE  INTERNATIONAL  INTERNATIONAL  INTERNATIONAL        VALUE
                                                    FRANCHISE      EQUITY         EQUITY         MAGNUM      SMALL CAP       EQUITY
                                                    PORTFOLIO   PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO    PORTFOLIO
                                                        (000)       (000)          (000)          (000)          (000)        (000)
===================================================================================================================================
INVESTMENT INCOME:
  Dividends                                         $     906   $     804      $  65,254      $   1,035      $   6,291    $     134
  Interest                                                 22          38          3,849             55            140            7
  Less: Foreign Taxes Withheld                            (93)        (42)        (6,255)          (102)          (627)         (20)
-----------------------------------------------------------------------------------------------------------------------------------
    Total Income                                          835         800         62,848            988          5,804          121
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                218         275         17,029            352          1,997          100
       Less: Fees Waived                                   (89)        (53)          (130)          (156)          (128)        (49)
-----------------------------------------------------------------------------------------------------------------------------------
  Net Investment Advisory Fee                             129         222         16,899            196          1,869           51
  Administrative Fees                                      49          54          3,375             82            333           20
  Custodian Fees                                           22          28            570            104            130           15
  Directors' Fees and Expenses                             --           1             49              2              4            1
  Filing and Registration Fees                             16          16             26             22             20           14
  Insurance                                                --           1             51              2              4           --
  Professional Fees                                        21          17            158             15             31           14
  Shareholder Reporting                                    33           2            151             21             13           10
  Distribution Fees on Class B Shares                       1          38            241             13             --            2
  Other Expenses                                            1           3             20              4              5            3
-----------------------------------------------------------------------------------------------------------------------------------
    Total Expenses                                        272         382         21,540            461          2,409          130
-----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                              563         418         41,308            527          3,395           (9)
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS):
  Investments Sold                                        223         (97)        (5,441)        48,933          3,044       (1,025)
  Foreign Currency Transactions                          (248)        140         20,042        (52,340)           113            8
  Futures Contracts                                        --          --             --            (18)            --           --
-----------------------------------------------------------------------------------------------------------------------------------
    Net Realized Gain (Loss)                              (25)         43         14,601         (3,425)         3,157       (1,017)
-----------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
  Investments                                           8,439          51        221,037          1,760         48,358        2,684
  Foreign Currency Translations                          (694)       (256)        13,973             23             96           --
  Futures Contracts                                        --          --             --            (17)            --           --
-----------------------------------------------------------------------------------------------------------------------------------
    Net Change in Unrealized Appreciation
      (Depreciation)                                    7,745        (205)       235,010          1,766         48,454        2,684
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN
  UNREALIZED APPRECIATION (DEPRECIATION)                7,720        (162)       249,611         (1,659)        51,611        1,667
-----------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                     $   8,283   $     256      $ 290,919      $  (1,132)     $  55,006    $   1,658
===================================================================================================================================

124  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       FINANCIAL STATEMENTS

                                       STATEMENTS OF OPERATIONS
                                       FOR THE SIX MONTHS ENDED JUNE 30, 2002
                                         (UNAUDITED)

                                                                                                  SMALL
                                                          LATIN       EQUITY         FOCUS      COMPANY                 U.S. REAL
                                                       AMERICAN       GROWTH        EQUITY       GROWTH   TECHNOLOGY       ESTATE
                                                      PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                          (000)        (000)         (000)        (000)        (000)        (000)
=================================================================================================================================
INVESTMENT INCOME:
  Dividends                                           $     441    $   3,120     $     348    $     237    $      11    $  17,597
  Interest                                                    7          366            50          129           13          279
---------------------------------------------------------------------------------------------------------------------------------
    Total Income                                            448        3,486           398          366           24       17,876
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                  147        2,303           344        1,394          168        3,217
      Less: Fees Waived                                     (10)        (110)          (46)        (183)         (65)          --
---------------------------------------------------------------------------------------------------------------------------------
  Net Investment Advisory Fee                               137        2,193           298        1,211          103        3,217
  Administrative Fees                                        20          628            69          221           28          634
  Custodian Fees                                              7           70            18           24           13           35
  Directors' Fees and Expenses                                1           11             1            2            1            9
  Filing and Registration Fees                               20           49            13           29           41           17
  Brazil Tax Expense                                          8           --            --           --           --           --
  Insurance                                                  --           12             1            3            1            7
  Professional Fees                                          14           38            17           19           13           34
  Shareholder Reporting                                       2           89             8           19            5           61
  Distribution Fees on Class B Shares                         1          257            14          245            3           34
  Other Expenses                                              3            6             4            4            3            4
---------------------------------------------------------------------------------------------------------------------------------
    Total Expenses                                          213        3,353           443        1,777          211        4,052
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                235          133           (45)      (1,411)        (187)      13,824
---------------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS):
  Investments Sold                                       (1,556)     (32,620)       (6,146)     (11,699)     (14,536)      15,488
  Foreign Currency Transactions                            (231)          --            --           --           --           (3)
---------------------------------------------------------------------------------------------------------------------------------
    Net Realized Gain (Loss)                             (1,787)     (32,620)       (6,146)     (11,699)     (14,536)      15,485
---------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
  Investments                                            (1,465)    (114,130)      (11,055)     (21,073)      (2,092)      54,105
  Foreign Currency Translations                             200           --            --           --           --           --
---------------------------------------------------------------------------------------------------------------------------------
    Net Change in Unrealized Appreciation
      (Depreciation)                                     (1,265)    (114,130)      (11,055)     (21,073)      (2,092)      54,105
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN
  UNREALIZED APPRECIATION (DEPRECIATION)                 (3,052)    (146,750)      (17,201)     (32,772)     (16,628)      69,590
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting
      from Operations                                 $  (2,817)   $(146,617)    $ (17,246)   $ (34,183)   $ (16,815)   $  83,414
=================================================================================================================================

    The accompanying notes are an integral part of the financial statements. 125

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

                                                                        EMERGING     GLOBAL              MUNICIPAL
                                                              VALUE       MARKET      FIXED       MONEY      MONEY
                                                             EQUITY         DEBT  INCOME II     MARKETS     MARKET
                                                          PORTFOLIO    PORTFOLIO  PORTFOLIO   PORTFOLIO  PORTFOLIO
                                                              (000)        (000)      (000)       (000)      (000)
==================================================================================================================
INVESTMENT INCOME:
  Dividends                                                $  1,643     $     --    $    --    $     --   $     --
  Interest                                                       35        2,429        457      19,522      8,500
------------------------------------------------------------------------------------------------------------------
    Total Income                                              1,678        2,429        457      19,522      8,500
------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                      359          206         41       3,185      1,872
      Less: Fees Waived                                         (62)          --        (41)         --         --
------------------------------------------------------------------------------------------------------------------
  Net Investment Advisory Fee                                   297          206         --       3,185      1,872
  Administrative Fees                                           113           43         16       1,714        891
  Custodian Fees                                                 23           14          8          77         76
  Directors' Fees and Expenses                                    2            1          1          28         28
  Filing and Registration Fees                                   36           13         17          32         26
  Insurance                                                       1            1         --          35         --
  Professional Fees                                              16           19         13         113         62
  Shareholder Reporting                                           9           15          3          88         37
  Distribution Fees on Class B Shares                            54            1         --          --         --
  Other Expenses                                                  6            2          3          16          9
  Expenses Reimbursed by Adviser                                 --           --        (10)         --         --
------------------------------------------------------------------------------------------------------------------
    Total Expenses                                              557          315         51       5,288      3,001
------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                  1,121        2,114        406      14,234      5,499
------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS):
  Investments Sold                                           (8,426)       1,699          5          --         --
  Foreign Currency Transactions                                  --           --       (381)         --         --
------------------------------------------------------------------------------------------------------------------
    Net Realized Gain (Loss)                                 (8,426)       1,699       (376)         --         --
------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
  Investments                                               (11,239)      (3,167)     1,588          --         --
  Foreign Currency Translations                                  --           --         17          --         --
------------------------------------------------------------------------------------------------------------------
    Net Change in Unrealized Appreciation (Depreciation)    (11,239)      (3,167)     1,605          --         --
------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN
  UNREALIZED APPRECIATION (DEPRECIATION)                    (19,665)      (1,468)     1,229          --         --
------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting
      from Operations                                      $(18,544)    $    646    $ 1,635    $ 14,234   $  5,499
==================================================================================================================

126  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       FINANCIAL STATEMENTS

                                       STATEMENTS OF CHANGES IN NET ASSETS

                                          ACTIVE INTERNATIONAL ALLOCATION         ASIAN EQUITY               ASIAN REAL ESTATE
                                                     PORTFOLIO                      PORTFOLIO                    PORTFOLIO
                                          ==========================================================================================
                                                                             SIX MONTHS                    SIX MONTHS
                                          SIX MONTHS ENDED   YEAR ENDED           ENDED     YEAR ENDED          ENDED    YEAR ENDED
                                             JUNE 30, 2002 DECEMBER 31,   JUNE 30, 2002   DECEMBER 31,  JUNE 30, 2002  DECEMBER 31,
                                               (UNAUDITED)         2001     (UNAUDITED)           2001    (UNAUDITED)          2001
                                                     (000)        (000)           (000)          (000)          (000)         (000)
====================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                  $   3,693     $   5,682       $     304      $     370      $      26     $      44
  Net Realized Gain (Loss)                        (15,083)      (30,371)            696        (19,739)            50           119
  Net Change in Unrealized Appreciation
    (Depreciation)                                 17,771       (65,978)          2,807         17,812              4          (591)
------------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                       6,381       (90,667)          3,807         (1,557)            80          (428)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                --        (6,140)             --           (313)            --           (66)
  Net Realized Gain                                    --          (219)             --             --             --            --
  CLASS B:
  Net Investment Income                                --          (119)             --             (3)            --           (13)
  Net Realized Gain                                    --           (10)             --             --             --            --
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                  --        (6,488)             --           (316)            --           (79)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                       84,641       131,550          21,543         87,412              1             2
  Distributions Reinvested                             --         4,464              --            285             --             1
  Redeemed                                       (188,413)     (162,938)        (24,649)       (96,750)           (31)         (349)
  CLASS B:
  Subscribed                                       24,148       378,609             462            798             33            12
  Distributions Reinvested                             --           126              --              3             --            12
  Redeemed                                        (23,591)     (385,192)           (269)        (1,233)            --            --
------------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Capital Share
    Transactions                                 (103,215)      (33,381)         (2,913)        (9,485)             3          (322)
------------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets         (96,834)     (130,536)            894        (11,358)            83          (829)

NET ASSETS:
  Beginning of Period                             398,587       529,123          46,155         57,513          2,441         3,270
------------------------------------------------------------------------------------------------------------------------------------
  End of Period                                 $ 301,753     $ 398,587       $  47,049      $  46,155      $   2,524     $   2,441
====================================================================================================================================
  Undistributed net investment income
    (loss) included in end of period net
    assets                                      $   4,162     $     469       $     277      $     (27)     $      (7)    $     (33)
====================================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                              10,023        15,490           2,423         10,609             --            --
    Shares Issued on Distributions Reinvested          --           523              --             36             --            --
    Shares Redeemed                               (21,627)      (18,829)         (2,733)       (11,674)            (5)          (42)
------------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares
      Outstanding                                 (11,604)       (2,816)           (310)        (1,029)            (5)          (42)
====================================================================================================================================
    CLASS B:
    Shares Subscribed                               2,743        36,900              51             91              5             2
    Shares Issued on Distributions Reinvested          --            14              --             --             --             1
    Shares Redeemed                                (2,674)      (37,567)            (31)          (149)            --            --
------------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares
      Outstanding                                      69          (653)             20            (58)             5             3
====================================================================================================================================

    The accompanying notes are an integral part of the financial statements. 127

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                          EMERGING MARKETS               EUROPEAN REAL ESTATE
                                                             PORTFOLIO                        PORTFOLIO
                                                  =================================================================
                                                  SIX MONTHS ENDED      YEAR ENDED  SIX MONTHS ENDED     YEAR ENDED
                                                     JUNE 30, 2002    DECEMBER 31,     JUNE 30, 2002   DECEMBER 31,
                                                       (UNAUDITED)            2001       (UNAUDITED)           2001
                                                             (000)           (000)             (000)          (000)
===================================================================================================================
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                           $   3,406       $   4,088         $     301      $     338
  Net Realized Gain (Loss)                                 (22,175)       (293,520)              177             12
  Net Change in Unrealized Appreciation
    (Depreciation)                                          48,634         245,734             3,257         (1,522)
-------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                         29,865         (43,698)            3,735         (1,172)
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                         --              --                --           (394)
  CLASS B:
  Net Investment Income                                         --              --                --            (38)
-------------------------------------------------------------------------------------------------------------------
  Total Distributions                                           --              --                --           (432)
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                               588,460         649,086               372          8,870
  Distributions Reinvested                                      --              --                --            352
  Redeemed                                                (539,772)       (774,429)             (658)        (1,719)
  CLASS B:
  Subscribed                                               224,427         108,329               148            906
  Distributions Reinvested                                      --              --                --             32
  Redeemed                                                (220,568)       (107,814)           (1,001)          (539)
-------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
    from Capital Share Transactions                         52,547        (124,828)           (1,139)         7,902
-------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                   82,412        (168,526)            2,596          6,298
NET ASSETS:
  Beginning of Period                                      762,514         931,040            15,513          9,215
-------------------------------------------------------------------------------------------------------------------
  End of Period                                          $ 844,926       $ 762,514         $  18,109      $  15,513
===================================================================================================================
  Undistributed net investment income (loss)
    included in end of period net assets                 $   3,019       $    (387)        $     224      $     (77)
===================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                       50,211          60,810                32            878
    Shares Issued on Distributions Reinvested                   --              --                --             37
    Shares Redeemed                                        (46,321)        (72,689)              (65)          (178)
-------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares
      Outstanding                                            3,890         (11,879)              (33)           737
===================================================================================================================
    CLASS B:
    Shares Subscribed                                       19,038          10,642                13             91
    Shares Issued on Distributions Reinvested                   --              --                --              3
    Shares Redeemed                                        (18,559)        (10,534)              (97)           (53)
-------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares
      Outstanding                                              479             108               (84)            41
===================================================================================================================

128  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       FINANCIAL STATEMENTS

                                       STATEMENTS OF CHANGES IN NET ASSETS

                                                           EUROPEAN VALUE EQUITY            GLOBAL FRANCHISE
                                                                 PORTFOLIO                      PORTFOLIO
                                                    ===============================================================
                                                                                                        PERIOD FROM
                                                                                                       NOVEMBER 28,
                                                    SIX MONTHS ENDED    YEAR ENDED  SIX MONTHS ENDED       2001* TO
                                                       JUNE 30, 2002  DECEMBER 31,     JUNE 30, 2002   DECEMBER 31,
                                                         (UNAUDITED)          2001       (UNAUDITED)           2001
                                                               (000)         (000)             (000)          (000)
===================================================================================================================
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net Investment Income (Loss)                            $    473      $    794         $     563      $       3
    Net Realized Gain (Loss)                                       7        (1,484)              (25)            (7)
    Net Change in Unrealized Appreciation
      (Depreciation)                                             574        (8,765)            7,745            263
-------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting
      from Operations                                          1,054        (9,455)            8,283            259
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
    CLASS A:
    Net Investment Income                                         --        (1,385)               --             --
    Net Realized Gain                                             --        (2,150)               --             --
    CLASS B:
    Net Investment Income                                         --           (29)               --             --
    Net Realized Gain                                             --           (44)               --             --
-------------------------------------------------------------------------------------------------------------------
    Total Distributions                                           --        (3,608)               --             --
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
    CLASS A:
    Subscribed                                                37,398        22,991            57,989         10,351
    Distributions Reinvested                                      --         3,187                --             --
    Redeemed                                                 (36,918)      (45,029)           (2,376)            --
    CLASS B:
    Subscribed                                                   530            --               885            400
    Distributions Reinvested                                      --            72                --             --
    Redeemed                                                    (484)       (1,066)               --             --
-------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting
      from Capital Share Transactions                            526       (19,845)           56,498         10,751
-------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease) in Net Assets                    1,580       (32,908)           64,781         11,010
NET ASSETS:
    Beginning of Period                                       35,126        68,034            11,010             --
-------------------------------------------------------------------------------------------------------------------
    End of Period                                           $ 36,706      $ 35,126         $  75,791      $  11,010
===================================================================================================================
    Undistributed net investment income (loss)
      included in end of period net assets                  $    417      $    (56)        $     559      $      (4)
===================================================================================================================
(1)   CAPITAL SHARE TRANSACTIONS:
      CLASS A:
      Shares Subscribed                                        3,409         1,781             5,236          1,011
      Shares Issued on Distributions Reinvested                   --           270                --             --
      Shares Redeemed                                         (3,349)       (3,701)             (209)            --
-------------------------------------------------------------------------------------------------------------------
      Net Increase (Decrease) in Class A Shares
        Outstanding                                               60        (1,650)            5,027          1,011
===================================================================================================================
      CLASS B:
      Shares Subscribed                                           46            --                73             40
      Shares Issued on Distributions Reinvested                   --             6                --             --
      Shares Redeemed                                            (42)          (79)               --             --
-------------------------------------------------------------------------------------------------------------------
      Net Increase (Decrease) in Class B Shares
        Outstanding                                                4           (73)               73             40
===================================================================================================================

 * Commencement of Operations

    The accompanying notes are an integral part of the financial statements. 129

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 GLOBAL VALUE EQUITY              INTERNATIONAL EQUITY
                                                                       PORTFOLIO                         PORTFOLIO
                                                        =======================================================================
                                                        SIX MONTHS ENDED       YEAR ENDED   SIX MONTHS ENDED         YEAR ENDED
                                                           JUNE 30, 2002     DECEMBER 31,      JUNE 30, 2002       DECEMBER 31,
                                                             (UNAUDITED)             2001        (UNAUDITED)               2001
                                                                   (000)            (000)              (000)              (000)
===============================================================================================================================
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net Investment Income (Loss)                             $       418      $       492        $    41,308        $    60,117
    Net Realized Gain (Loss)                                          43              444             14,601             98,154
    Net Change in Unrealized Appreciation (Depreciation)            (205)          (5,774)           235,010           (642,551)
--------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting
      from Operations                                                256           (4,838)           290,919           (484,280)
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
    CLASS A:
    Net Investment Income                                             --             (364)                --            (83,187)
    Net Realized Gain                                                 --               --                 --            (49,310)
    CLASS B:
    Net Investment Income                                             --             (262)                --             (3,289)
    Net Realized Gain                                                 --               --                 --             (2,059)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                               --             (626)                --           (137,845)
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
    CLASS A:
    Subscribed                                                    63,117           11,104            659,140          1,309,026
    Distributions Reinvested                                          --              319                 --            110,929
    Redeemed                                                     (55,299)         (14,405)          (685,287)        (1,612,189)
    CLASS B:
    Subscribed                                                     6,528           14,901            127,285            153,973
    Distributions Reinvested                                          --              262                 --              5,071
    Redeemed                                                      (7,446)         (13,163)           (83,203)           (45,226)
--------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting
      from Capital Share Transactions                              6,900             (982)            17,935            (78,416)
--------------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease) in Net Assets                        7,156           (6,446)           308,854           (700,541)
NET ASSETS:
    Beginning of Period                                           64,168           70,614          4,170,256          4,870,797
--------------------------------------------------------------------------------------------------------------------------------
    End of Period                                            $    71,324      $    64,168        $ 4,479,110        $ 4,170,256
================================================================================================================================
    Undistributed net investment income (loss) included
      in end of period net assets                            $       534      $       116        $    39,336        $    (1,972)
================================================================================================================================
(1)   CAPITAL SHARE TRANSACTIONS:
      CLASS A:
      Shares Subscribed                                            4,223              705             49,015             95,828
      Shares Issued on Distributions Reinvested                       --               21                 --              7,260
      Shares Redeemed                                             (3,719)            (891)           (50,711)          (115,322)
--------------------------------------------------------------------------------------------------------------------------------
      Net Increase (Decrease) in Class A Shares Outstanding          504             (165)            (1,696)           (12,234)
================================================================================================================================
      CLASS B:
      Shares Subscribed                                              413              980              8,033              9,784
      Shares Issued on Distributions Reinvested                       --               17                 --                333
      Shares Redeemed                                               (474)            (819)            (5,399)            (2,826)
--------------------------------------------------------------------------------------------------------------------------------
      Net Increase (Decrease) in Class B Shares Outstanding          (61)             178              2,634              7,291
================================================================================================================================

130  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       FINANCIAL STATEMENTS

                                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                         INTERNATIONAL MAGNUM           INTERNATIONAL SMALL CAP
                                                                              PORTFOLIO                        PORTFOLIO
                                                                  ==================================================================
                                                                  SIX MONTHS ENDED      YEAR ENDED  SIX MONTHS ENDED     YEAR ENDED
                                                                     JUNE 30, 2002    DECEMBER 31,     JUNE 30, 2002   DECEMBER 31,
                                                                       (UNAUDITED)            2001       (UNAUDITED)           2001
                                                                             (000)           (000)             (000)          (000)
====================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                         $       527    $      1,634       $     3,395   $      5,123
  Net Realized Gain (Loss)                                                  (3,425)        (11,213)            3,157          7,218
  Net Change in Unrealized Appreciation (Depreciation)                       1,766         (23,558)           48,454        (35,447)
------------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations           (1,132)        (33,137)           55,006        (23,106)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                                         --            (750)               --         (6,718)
  Net Realized Gain                                                             --              --                --         (5,923)
  CLASS B:
  Net Investment Income                                                         --             (39)               --             --
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                           --            (789)               --        (12,641)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                                68,275         372,553           113,999         41,400
  Distributions Reinvested                                                      --             726                --         11,761
  Redeemed                                                                (117,968)       (405,868)          (65,055)       (15,387)
  Redemption Fees                                                               --              --                --             30
  CLASS B:
  Subscribed                                                                30,382          31,560                --             --
  Distributions Reinvested                                                      --              38                --             --
  Redeemed                                                                 (30,025)        (40,828)               --             --
------------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Capital Share
    Transactions                                                           (49,336)        (41,819)           48,944         37,804
------------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                  (50,468)        (75,745)          103,950          2,057
NET ASSETS:
  Beginning of Period                                                      131,295         207,040           376,981        374,924
------------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                        $    80,827    $    131,295       $   480,931   $    376,981
====================================================================================================================================
  Undistributed net investment income (loss) included in end of
    period net assets                                                  $       471    $        (56)      $     2,841   $       (554)
====================================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                        7,539          37,283             7,488          5,453
    Shares Issued on Distributions Reinvested                                   --              79                --            787
    Shares Redeemed                                                        (13,102)        (40,315)           (4,536)        (3,815)
------------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                   (5,563)         (2,953)            2,952          2,425
====================================================================================================================================
    CLASS B:
    Shares Subscribed                                                        3,266           3,167                --             --
    Shares Issued on Distributions Reinvested                                   --               4                --             --
    Shares Redeemed                                                         (3,210)         (4,077)               --             --
------------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                       56            (906)               --             --
====================================================================================================================================

    The accompanying notes are an integral part of the financial statements. 131

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        JAPANESE VALUE EQUITY               LATIN AMERICAN
                                                                              PORTFOLIO                        PORTFOLIO
                                                                  ==================================================================
                                                                  SIX MONTHS ENDED      YEAR ENDED  SIX MONTHS ENDED     YEAR ENDED
                                                                     JUNE 30, 2002    DECEMBER 31,     JUNE 30, 2002   DECEMBER 31,
                                                                       (UNAUDITED)            2001       (UNAUDITED)           2001
                                                                             (000)           (000)             (000)          (000)
====================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                         $        (9)   $        (96)      $       235   $         568
  Net Realized Gain (Loss)                                                  (1,017)            508            (1,787)        (2,351)
  Net Change in Unrealized Appreciation (Depreciation)                       2,684         (14,454)           (1,265)         1,073
------------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations            1,658         (14,042)           (2,817)          (710)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                                         --            (683)               --           (327)
  CLASS B:
  Net Investment Income                                                         --             (32)               --             (9)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                           --            (715)               --           (336)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                                18,541          24,582             2,527          3,163
  Distributions Reinvested                                                      --             562                --            322
  Redeemed                                                                 (14,909)        (44,409)           (2,412)        (5,176)
  CLASS B:
  Subscribed                                                                 1,313             994                99            256
  Distributions Reinvested                                                      --              26                --              8
  Redeemed                                                                    (582)         (3,177)             (664)          (546)
------------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Capital Share
    Transactions                                                             4,363         (21,422)             (450)        (1,973)
------------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                    6,021         (36,179)           (3,267)        (3,019)
NET ASSETS:
  Beginning of Period                                                       23,978          60,157            23,524         26,543
------------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                        $    29,999    $     23,978       $    20,257   $     23,524
====================================================================================================================================
  Undistributed net investment income (loss) included in end of
    period net assets                                                  $      (160)   $       (151)      $       445   $        210
====================================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                        3,401           3,791               260            318
    Shares Issued on Distributions Reinvested                                   --              83                --             37
    Shares Redeemed                                                         (2,792)         (6,896)             (255)          (571)
------------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                      609          (3,022)                5           (216)
====================================================================================================================================
    CLASS B:
    Shares Subscribed                                                          245             149                10             25
    Shares Issued on Distributions Reinvested                                   --               4                --              1
    Shares Redeemed                                                           (106)           (459)              (74)           (57)
------------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                      139            (306)              (64)           (31)
====================================================================================================================================

132  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       FINANCIAL STATEMENTS

                                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                       EQUITY GROWTH                       FOCUS EQUITY
                                                                         PORTFOLIO                           PORTFOLIO
                                                           ====================================================================
                                                           SIX MONTHS ENDED     YEAR ENDED     SIX MONTHS ENDED      YEAR ENDED
                                                              JUNE 30, 2002   DECEMBER 31,        JUNE 30, 2002    DECEMBER 31,
                                                                (UNAUDITED)           2001          (UNAUDITED)            2001
                                                                      (000)          (000)                (000)           (000)
===============================================================================================================================
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                  $       133    $       (71)         $       (45)    $      (269)
  Net Realized Gain (Loss)                                          (32,620)       (49,745)              (6,146)        (20,649)
  Net Change in Unrealized Appreciation (Depreciation)             (114,130)      (141,991)             (11,055)         (2,309)
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
   Operations                                                      (146,617)      (191,807)             (17,246)        (23,227)
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Realized Gain                                                      --         (6,695)                  --          (2,293)
  CLASS B:
  Net Realized Gain                                                      --         (2,633)                  --            (393)
-------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                    --         (9,328)                  --          (2,686)
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                         87,083        340,476               12,304          34,740
  Distributions Reinvested                                               --          6,571                   --           2,165
  Redeemed                                                          (89,575)      (484,577)             (18,994)        (55,763)
  CLASS B:
  Subscribed                                                         20,161         80,644                  518           1,756
  Distributions Reinvested                                               --          2,609                   --             385
  Redeemed                                                          (22,608)      (154,670)              (3,830)         (4,430)
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Net Assets Resulting
   from Capital Share Transactions                                   (4,939)      (208,947)             (10,002)        (21,147)
-------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                          (151,556)      (410,082)             (27,248)        (47,060)
NET ASSETS:
  Beginning of Period                                               827,298      1,237,380               98,347         145,407
-------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                 $   675,742    $   827,298          $    71,099     $    98,347
===============================================================================================================================
  Undistributed net investment income (loss) included
    in end of period net assets                                 $       172    $        39          $       (30)    $        15
===============================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                 5,567         21,593                1,058           2,729
    Shares Issued on Distributions Reinvested                            --            360                   --             162
    Shares Redeemed                                                  (5,657)       (30,299)              (1,626)         (4,430)
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding               (90)        (8,346)                (568)         (1,539)
===============================================================================================================================
    CLASS B:
    Shares Subscribed                                                 1,151          4,462                   57             126
    Shares Issued on Distributions Reinvested                            --            144                   --              29
    Shares Redeemed                                                  (1,421)        (8,764)                (348)           (351)
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding              (270)        (4,158)                (291)           (196)
===============================================================================================================================

    The accompanying notes are an integral part of the financial statements. 133

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   SMALL COMPANY GROWTH                     TECHNOLOGY
                                                                        PORTFOLIO                            PORTFOLIO
                                                           ====================================================================
                                                           SIX MONTHS ENDED     YEAR ENDED     SIX MONTHS ENDED      YEAR ENDED
                                                              JUNE 30, 2002   DECEMBER 31,        JUNE 30, 2002    DECEMBER 31,
                                                                (UNAUDITED)           2001          (UNAUDITED)            2001
                                                                      (000)          (000)                (000)           (000)
===============================================================================================================================
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                    $  (1,411)     $  (1,797)           $    (187)      $    (722)
  Net Realized Gain (Loss)                                          (11,699)       (51,329)             (14,536)        (59,781)
  Net Change in Unrealized Appreciation (Depreciation)              (21,073)        35,383               (2,092)          8,347
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
   Operations                                                       (34,183)       (17,743)             (16,815)        (52,156)
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Realized Gain                                                      --            (16)                  --          (3,360)
  CLASS B:
  Net Realized Gain                                                      --             (9)                  --            (260)
-------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                    --            (25)                  --          (3,620)
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                         29,506         51,798                7,684          37,400
  Distributions Reinvested                                               --              9                   --              --
  Redeemed                                                          (24,537)       (47,236)             (13,078)        (44,388)
  CLASS B:
  Subscribed                                                         73,108        117,401                1,920           3,474
  Distributions Reinvested                                               --             --                   --              --
  Redeemed                                                          (23,914)       (18,241)              (2,473)         (3,217)
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
   Capital Share Transactions                                        54,163        103,731               (5,947)         (6,731)
-------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                            19,980         85,963              (22,762)        (62,507)
NET ASSETS:
  Beginning of Period                                               266,399        180,436               45,332         107,839
-------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                   $ 286,379      $ 266,399            $  22,570       $  45,332
===============================================================================================================================
  Undistributed net investment income (loss) included in
   end of period net assets                                       $  (1,422)     $     (11)           $    (195)      $      (8)
===============================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                 3,635          6,325                  754           2,289
    Shares Issued on Distributions Reinvested                            --              1                   --              --
    Shares Redeemed                                                  (3,304)        (5,934)              (1,242)         (2,917)
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding               331            392                 (488)           (628)
===============================================================================================================================
    CLASS B:
    Shares Subscribed                                                 8,212         13,222                  210             218
    Shares Issued on Distributions Reinvested                            --              2                   --              --
    Shares Redeemed                                                  (2,677)        (2,086)                (265)           (213)
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding             5,535         11,138                  (55)              5
===============================================================================================================================

134  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       FINANCIAL STATEMENTS

                                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                      U.S. REAL ESTATE                     VALUE EQUITY
                                                                         PORTFOLIO                           PORTFOLIO
                                                           ====================================================================
                                                           SIX MONTHS ENDED     YEAR ENDED     SIX MONTHS ENDED      YEAR ENDED
                                                              JUNE 30, 2002   DECEMBER 31,        JUNE 30, 2002    DECEMBER 31,
                                                                (UNAUDITED)           2001          (UNAUDITED)            2001
                                                                      (000)          (000)                (000)           (000)
===============================================================================================================================
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                    $  13,824      $  27,219            $   1,121       $   1,593
  Net Realized Gain (Loss)                                           15,485         26,151               (8,426)          1,340
  Net Change in Unrealized Appreciation (Depreciation)               54,105          6,103              (11,239)         (4,864)
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
   Operations                                                        83,414         59,473              (18,544)         (1,931)
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                              (6,822)       (25,005)                (340)         (1,384)
  Net Realized Gain                                                      --        (27,746)                  --          (3,174)
  CLASS B:
  Net Investment Income                                                (214)          (780)                (120)           (247)
  Net Realized Gain                                                      --           (934)                  --            (741)
-------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                (7,036)       (54,465)                (460)         (5,546)
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                        190,476        210,287               24,211          71,706
  Distributions Reinvested                                            5,606         47,000                  297           4,178
  Redeemed                                                          (77,350)      (149,787)             (20,791)        (38,786)
  CLASS B:
  Subscribed                                                         12,568         14,956               34,722          28,809
  Distributions Reinvested                                              207          1,633                  110             816
  Redeemed                                                           (7,357)       (13,526)              (3,311)         (4,303)
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
   Capital Share Transactions                                       124,150        110,563               35,238          62,420
-------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                           200,528        115,571               16,234          54,943
NET ASSETS:
  Beginning of Period                                               720,069        604,498              126,288          71,345
-------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                   $ 920,597      $ 720,069            $ 142,522       $ 126,288
===============================================================================================================================
  Undistributed net investment income (loss) included in
   end of period net assets                                       $   7,079      $     291            $     651       $     (10)
===============================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                14,876         14,786                2,597           7,205
    Shares Issued on Distributions Reinvested                           357          3,202                   31             428
    Shares Redeemed                                                  (7,519)       (10,648)              (2,265)         (3,951)
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding             7,714          7,340                  363           3,682
===============================================================================================================================
    CLASS B:
    Shares Subscribed                                                   810          1,014                3,660           2,805
    Shares Issued on Distributions Reinvested                            13            112                   11              84
    Shares Redeemed                                                    (476)          (931)                (356)           (432)
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding               347            195                3,315           2,457
===============================================================================================================================

    The accompanying notes are an integral part of the financial statements. 135

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   EMERGING MARKETS DEBT             GLOBAL FIXED INCOME II
                                                                         PORTFOLIO                          PORTFOLIO
                                                           ====================================================================
                                                           SIX MONTHS ENDED     YEAR ENDED     SIX MONTHS ENDED      YEAR ENDED
                                                              JUNE 30, 2002   DECEMBER 31,        JUNE 30, 2002    DECEMBER 31,
                                                                (UNAUDITED)           2001          (UNAUDITED)            2001
                                                                      (000)          (000)                (000)           (000)
===============================================================================================================================
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                     $  2,114       $  4,016             $    406        $    950
  Net Realized Gain (Loss)                                            1,699           (453)                (376)         (1,369)
  Net Change in Unrealized Appreciation (Depreciation)               (3,167)         1,951                1,605             289
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
   Operations                                                           646          5,514                1,635            (130)
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                                  --         (4,292)                  --              --
  CLASS B:
  Net Investment Income                                                  --            (30)                  --              --
-------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                    --         (4,322)                  --              --
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                          6,725         20,595                   29           1,275
  Distributions Reinvested                                               --          3,069                   --              --
  Redeemed                                                           (8,086)       (19,363)             (12,817)         (6,707)
  CLASS B:
  Subscribed                                                             --             --                   --             100
  Distributions Reinvested                                               --             30                   --              --
  Redeemed                                                               --             --                 (234)           (106)
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
   Capital Share Transactions                                        (1,361)         4,331              (13,022)         (5,438)
-------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                              (715)         5,523              (11,387)         (5,568)
NET ASSETS:
  Beginning of Period                                                52,990         47,467               22,604          28,172
-------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                    $ 52,275       $ 52,990             $ 11,217        $ 22,604
===============================================================================================================================
  Undistributed net investment income (loss) included in
    end of period net assets                                       $  1,847       $   (267)            $    314        $    (92)
===============================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                 2,157          7,000                    2             116
    Shares Issued on Distributions Reinvested                            --          1,037                   --              --
    Shares Redeemed                                                  (2,592)        (6,613)              (1,107)           (609)
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding              (435)         1,424               (1,105)           (493)
===============================================================================================================================
    CLASS B:
    Shares Subscribed                                                    --             --                   --               9
    Shares Issued on Distributions Reinvested                            --             10                   --              --
    Shares Redeemed                                                      --             --                  (21)             (9)
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                --             10                  (21)             --
===============================================================================================================================

136  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       FINANCIAL STATEMENTS

                                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                        MONEY MARKET                  MUNICIPAL MONEY MARKET
                                                                         PORTFOLIO                           PORTFOLIO
                                                           ====================================================================
                                                           SIX MONTHS ENDED     YEAR ENDED     SIX MONTHS ENDED      YEAR ENDED
                                                              JUNE 30, 2002   DECEMBER 31,        JUNE 30, 2002    DECEMBER 31,
                                                                (UNAUDITED)           2001          (UNAUDITED)            2001
                                                                      (000)          (000)                (000)           (000)
===============================================================================================================================
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                 $     14,234   $    122,588         $      5,499    $     32,457
  Net Realized Gain (Loss)                                               --            378                   --             104
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
   Operations                                                        14,234        122,966                5,499          32,561
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                             (14,234)      (122,588)              (5,499)        (32,457)
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                      4,787,496     22,912,054            2,776,441       8,233,752
  Distributions Reinvested                                           14,652        119,156                5,725          31,747
  Redeemed                                                       (5,803,091)   (23,351,717)          (3,026,058)     (8,395,221)
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
   Capital Share Transactions                                    (1,000,943)      (320,507)            (243,892)       (129,722)
-------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                        (1,000,943)      (320,129)            (243,892)       (129,618)
NET ASSETS:
  Beginning of Period                                             2,706,283      3,026,412            1,346,818       1,476,436
-------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                $  1,705,340   $  2,706,283         $  1,102,926    $  1,346,818
===============================================================================================================================
  Undistributed net investment income (loss) included in
   end of period net assets                                    $         86   $         86         $          9    $          9
===============================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                             4,787,496     23,019,981            2,776,443       8,231,752
    Shares Issued on Distributions Reinvested                        14,652        119,148                5,724          31,746
    Shares Redeemed                                              (5,803,091)   (23,459,644)          (3,026,048)     (8,393,216)
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding        (1,000,943)      (320,515)            (243,881)       (129,718)
===============================================================================================================================

    The accompanying notes are an integral part of the financial statements. 137

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FINANCIAL HIGHLIGHTS

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO


SELECTED PER SHARE DATA AND RATIOS

                                                                                         CLASS A
                                                   =================================================================================
                                                                                         YEAR ENDED DECEMBER 31,
                                                                   =================================================================
                                                    SIX MONTHS ENDED
                                                      JUNE 30, 2002
                                                        (UNAUDITED)       2001        2000         1999         1998++      1997++
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                 $     8.65      $   10.68   $   14.26    $   11.90   $    10.39   $   11.44
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                         0.11           0.12        0.19         0.22         0.22        0.18
  Net Realized and Unrealized Gain (Loss) on
   Investments                                            (0.02)         (2.01)      (2.59)        3.01         1.86        0.80
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                        0.09          (1.89)      (2.40)        3.23         2.08        0.98
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                      --          (0.14)      (0.01)       (0.11)       (0.34)      (0.85)
  Net Realized Gain                                          --          (0.00)+     (1.17)       (0.76)       (0.23)      (1.18)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                       --          (0.14)      (1.18)       (0.87)       (0.57)      (2.03)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $     8.74      $    8.65   $   10.68    $   14.26   $    11.90   $   10.39
====================================================================================================================================
TOTAL RETURN                                               1.04%#       (17.63)%    (14.97)%      27.82%       20.12%       8.61%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                $  290,686      $ 388,225   $ 509,309    $ 583,607   $  266,832   $ 138,667
Ratio of Expenses to Average Net Assets (1)                0.80%*         0.81%       0.82%        0.80%        0.80%       0.80%
Ratio of Expenses to Average Net Assets Excluding
 Interest Expense                                           N/A           0.80%       0.80%         N/A          N/A         N/A
Ratio of Net Investment Income (Loss) to Average
 Net Assets (1)                                            2.01%*         1.25%       1.55%        1.71%        1.91%       1.47%
Portfolio Turnover Rate                                      21%#           36%         80%          53%          49%         49%
------------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during
     the period:
      Per share benefit to net investment income     $     0.00+     $    0.01   $    0.01    $    0.01   $     0.02   $    0.03
     Ratios before expense limitation:
      Expenses to Average Net Assets                       0.91%*         0.89%       0.93%        0.92%        1.03%       1.10%
      Net Investment Income (Loss) to Average Net
       Assets                                              1.90%*         1.17%       1.45%        1.59%        1.70%       1.18%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          CLASS B
                                                   =================================================================================
                                                                                         YEAR ENDED DECEMBER 31,
                                                                    ================================================================
                                                    SIX MONTHS ENDED
                                                      JUNE 30, 2002
                                                        (UNAUDITED)       2001        2000         1999         1998++      1997++
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                 $     8.77      $   10.80   $   14.41    $   12.12   $    10.48   $    11.44
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                         0.07           0.13        0.27         0.13         0.22         0.08
  Net Realized and Unrealized Gain (Loss) on
   Investments                                             0.01          (2.06)      (2.71)        3.02         1.94         0.87
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                       0.08          (1.93)      (2.44)        3.15         2.16         0.95
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                      --          (0.10)      (0.01)       (0.10)       (0.29)       (0.73)
  Net Realized Gain                                          --          (0.00)+     (1.16)       (0.76)       (0.23)       (1.18)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                      --          (0.10)      (1.17)       (0.86)       (0.52)       (1.91)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $     8.85      $    8.77   $   10.80    $   14.41   $    12.12   $    10.48
====================================================================================================================================
TOTAL RETURN                                               0.91%#       (17.81)%    (15.02)%      26.63%       20.71%        8.35%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                $   11,067      $  10,362   $  19,814    $   9,959   $       96   $       14
Ratio of Expenses to Average Net Assets (2)                1.05%*         1.06%       1.07%        1.05%        1.05%        1.05%
Ratio of Expenses to Average Net Assets Excluding
 Interest Expense                                           N/A           1.05%       1.05%         N/A          N/A          N/A
Ratio of Net Investment Income (Loss) to Average
 Net Assets (2)                                            1.76%*         1.05%       1.42%        1.16%        1.80%        0.71%
Portfolio Turnover Rate                                      21%#           36%         80%          53%          49%          49%
------------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during
     the period:
      Per share benefit to net investment income     $     0.01      $    0.01   $    0.02    $    0.01   $     0.03   $     0.03
     Ratios before expense limitation:
      Expenses to Average Net Assets                       1.16%*         1.14%       1.18%        1.17%        1.27%        1.32%
      Net Investment Income (Loss) to Average Net
       Assets                                              1.65%*         0.97%       1.31%        0.95%        1.58%        0.45%
------------------------------------------------------------------------------------------------------------------------------------

+    Amount is Less than $0.005 per share.
++ Per share amounts for the years ended December 31, 1998 and 1997 are based on average shares outstanding.
*    Annualized
#    Not annualized

138  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       FINANCIAL HIGHLIGHTS

                                       ASIAN EQUITY PORTFOLIO


SELECTED PER SHARE DATA AND RATIOS

                                                                                           CLASS A
                                                   =================================================================================
                                                                                           YEAR ENDED DECEMBER 31,
                                                                   =================================================================
                                                   SIX MONTHS ENDED
                                                    JUNE 30, 2002++
                                                        (UNAUDITED)       2001++      2000         1999         1998         1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                 $     8.16      $    8.53   $   14.39    $    8.01   $     9.43   $    18.73
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                         0.05           0.06        0.03         0.06         0.12         0.14
  Net Realized and Unrealized Gain (Loss) on
   Investments                                             0.56          (0.38)      (5.87)        6.42        (1.24)       (8.93)
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                       0.61          (0.32)      (5.84)        6.48        (1.12)       (8.79)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                      --          (0.05)      (0.02)       (0.10)       (0.30)       (0.00)+
  Net Realized Gain                                          --             --          --           --           --        (0.51)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                      --          (0.05)      (0.02)       (0.10)       (0.30)       (0.51)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $     8.77      $    8.16   $    8.53    $   14.39   $     8.01   $     9.43
====================================================================================================================================
TOTAL RETURN                                               7.48%#        (3.69)%    (40.65)%      81.00%      (11.38)%     (48.29)%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                $   46,163      $  45,489   $  56,330    $ 103,503   $   51,334   $   85,503
Ratio of Expenses to Average Net Assets (1)                1.00%*         1.18%       1.06%        1.07%        1.19%        1.12%
Ratio of Expenses to Average Net Assets
 Excluding Foreign Tax Expense and Interest
 Expense                                                    N/A           1.00%       1.00%        1.00%        1.00%        1.00%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (1)                                            1.20%*         0.71%       0.21%        0.58%        1.36%        0.47%
Portfolio Turnover Rate                                      33%#           94%        101%         197%         151%         107%
------------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during
     the period:
      Per share benefit to net investment income     $     0.02      $    0.06   $    0.04    $    0.06   $     0.05   $     0.05
     Ratios before expense limitation:
      Expenses to Average Net Assets                       1.47%*         1.83%       1.32%        1.61%        1.79%        1.31%
      Net Investment Income (Loss) to Average Net
       Assets                                              0.72%*         0.06%      (0.05)%       0.04%        0.76%        0.29%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                           CLASS B
                                                   =================================================================================
                                                                                           YEAR ENDED DECEMBER 31,
                                                                   =================================================================
                                                   SIX MONTHS ENDED
                                                    JUNE 30, 2002++
                                                        (UNAUDITED)       2001++      2000         1999         1998         1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                 $     8.09      $    8.44   $   14.28    $    7.97   $     9.40   $    18.74
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                         0.04          (0.13)      (0.06)        0.05         0.07         0.03
  Net Realized and Unrealized Gain (Loss) on
   Investments                                             0.56          (0.20)      (5.76)        6.34        (1.20)       (8.86)
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                       0.60          (0.33)      (5.82)        6.39        (1.13)       (8.83)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                      --          (0.02)      (0.02)       (0.08)       (0.30)       (0.00)+
  Net Realized Gain                                          --             --          --           --           --        (0.51)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                      --          (0.02)      (0.02)       (0.08)       (0.30)       (0.51)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $     8.69      $    8.09   $    8.44    $   14.28   $     7.97   $     9.40
====================================================================================================================================
TOTAL RETURN                                               7.42%#        (3.89)%    (40.74)%      79.95%      (11.53)%     (48.48)%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                $      886      $     666   $   1,183    $   2,828   $    1,487   $    1,468
Ratio of Expenses to Average Net Assets (2)                1.25%*         1.43%       1.31%        1.32%        1.47%        1.37%
Ratio of Expenses to Average Net Assets Excluding
 Foreign Tax Expense and Interest Expense                   N/A           1.25%       1.25%        1.25%        1.25%        1.25%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (2)                                            0.95%*         0.49%       0.02%        0.33%        1.06%        0.18%
Portfolio Turnover Rate                                      33%#           94%        101%         197%         151%         107%
------------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during
     the period:
      Per share benefit to net investment income     $     0.02      $    0.08   $    0.04    $    0.08   $     0.04   $     0.04
     Ratios before expense limitation:
      Expenses to Average Net Assets                       1.72%*         2.08%       1.57%        1.87%        2.07%        1.56%
      Net Investment Income (Loss) to Average Net
       Assets                                              0.47%*        (0.16)%     (0.23)%      (0.22)%       0.46%       (0.01)%
------------------------------------------------------------------------------------------------------------------------------------

+    Amount is less than $0.005 per share.
++ Per share amounts for the period ended June 30, 2002 and December 31, 2001 are based on average shares outstanding.
*    Annualized
#    Not annualized

    The accompanying notes are an integral part of the financial statements. 139

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FINANCIAL HIGHLIGHTS

ASIAN REAL ESTATE PORTFOLIO


SELECTED PER SHARE DATA AND RATIOS

                                                                                      CLASS A
                                              ======================================================================================
                                                                            YEAR ENDED DECEMBER 31,
                                                              =================================================
                                              SIX MONTHS ENDED                                                     PERIOD FROM
                                                 JUNE 30, 2002                                                 OCTOBER 1, 1997* TO
                                                   (UNAUDITED)     2001        2000         1999         1998   DECEMBER 31, 1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD          $     6.60      $    8.01   $    7.90    $    6.63   $     7.94     $    10.00
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                  0.07           0.12        0.15         0.11         0.26           0.11
  Net Realized and Unrealized Gain (Loss) on
   Investments                                      0.15          (1.31)       0.11         1.50        (1.24)         (2.10)
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                0.22          (1.19)       0.26         1.61        (0.98)         (1.99)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                               --          (0.22)      (0.15)       (0.34)       (0.33)         (0.07)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $     6.82      $    6.60   $    8.01    $    7.90   $     6.63     $     7.94
====================================================================================================================================
TOTAL RETURN                                        3.33%#       (14.91)       3.44%       24.27%      (11.82)%       (19.92)%#
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)         $    2,056      $   2,020   $   2,786    $   2,912   $    2,447     $    2,385
Ratio of Expenses to Average Net Assets (1)         1.00%**        1.02%       1.02%        1.01%        1.05%          1.08%**
Ratio of Expenses to Average Net Assets
 Excluding Interest Expense                          N/A           1.00%       1.00%        1.00%        1.00%          1.00%**
Ratio of Net Investment Income (Loss) to
 Average Net Assets (1)                             2.14%**        1.69%       2.03%        1.64%        2.47%          5.21%**
Portfolio Turnover Rate                               26%#           40%         87%          98%         261%            38%#
------------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation
     during the period:
      Per share benefit to net investment
       income                                 $     0.10      $    0.17   $    0.22    $    0.15   $     0.36     $     0.25
     Ratios before expense limitation:
      Expenses to Average Net Assets                3.92%**        3.29%       4.04%        3.19%        4.52%         12.95%**
      Net Investment Income (Loss) to
       Average Net Assets                          (0.78)%**      (0.58)%     (0.98)%      (0.54)%      (1.00)%        (6.66)%**
------------------------------------------------------------------------------------------------------------------------------------

                                                                                      CLASS B
                                              ======================================================================================
                                                                            YEAR ENDED DECEMBER 31,
                                                              =================================================
                                              SIX MONTHS ENDED                                                     PERIOD FROM
                                                 JUNE 30, 2002                                                 OCTOBER 1, 1997* TO
                                                   (UNAUDITED)     2001        2000         1999         1998   DECEMBER 31, 1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD          $     6.64       $   8.06   $    7.93    $    6.66   $     8.03     $    10.00
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                  0.07           0.10        0.09         0.13         0.12           0.00+
  Net Realized and Unrealized Gain (Loss) on
   Investments                                      0.15          (1.32)       0.16         1.46        (1.16)         (1.97)
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                0.22          (1.22)       0.25         1.59        (1.04)         (1.97)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                               --          (0.20)      (0.12)       (0.32)       (0.33)            --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $     6.86       $   6.64   $    8.06    $    7.93   $     6.66     $     8.03
====================================================================================================================================
TOTAL RETURN                                        3.31%#       (15.18)%      3.29%       23.88%      (12.53)%       (19.70)%#
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)         $      468       $    421   $     484    $   1,372   $      761     $        0@
Ratio of Expenses to Average Net Assets (2)         1.25%**        1.27%       1.27%        1.25%        1.38%          1.18%**
Ratio of Expenses to Average Net Assets
 Excluding Interest Expense                          N/A           1.25%       1.25%        1.25%        1.25%           N/A
Ratio of Net Investment Income (Loss) to
 Average Net Assets (2)                             1.89%**        1.33%       1.56%        1.39%        2.39%          4.24%**
Portfolio Turnover Rate                               26%#           40%         87%          98%         261%            38%#
------------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation
     during the period:
      Per share benefit to net investment
       income                                 $     0.10       $   0.16   $    0.34    $    0.17   $     0.18            N/A
     Ratios before expense limitation:
      Expenses to Average Net Assets                4.17%**        3.54%       4.20%        3.10%        5.03%           N/A
      Net Investment Income (Loss) to Average
       Net Assets                                  (1.03)%**      (0.94)%     (1.36)%      (0.45)%      (1.27)%          N/A
------------------------------------------------------------------------------------------------------------------------------------

*    Commencement of Operations
**   Annualized
+    Amount is less than $0.005 per share.
@    Amount is less than $500.
#    Not annualized

140  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       FINANCIAL HIGHLIGHTS

                                       EMERGING MARKETS PORTFOLIO


SELECTED PER SHARE DATA AND RATIOS

                                                                                         CLASS A
                                               =====================================================================================
                                                                                         YEAR ENDED DECEMBER 31,
                                                               =====================================================================
                                               SIX MONTHS ENDED
                                                  JUNE 30, 2002
                                                    (UNAUDITED)         2001         2000          1999        1998          1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD             $     10.81       $   11.31    $   19.27   $      9.55   $   12.97   $     14.66
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                          0.05            0.05        (0.10)        (0.03)       0.16          0.07
  Net Realized and Unrealized Gain (Loss) on
   Investments                                          0.42           (0.55)       (7.28)         9.75       (3.46)        (0.29)
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                    0.47           (0.50)       (7.38)         9.72       (3.30)        (0.22)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                   --              --           --            --       (0.12)        (0.14)
  Net Realized Gain                                       --              --        (0.58)           --          --         (1.33)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                   --              --        (0.58)           --       (0.12)        (1.47)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $     11.28       $   10.81    $   11.31   $     19.27   $    9.55   $     12.97
====================================================================================================================================
TOTAL RETURN                                            4.35%#         (4.42)%     (38.43)%      101.78%     (25.42)%       (1.03)%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)            $   824,483       $ 748,058    $ 917,091   $ 1,544,893   $ 772,115   $ 1,501,386
Ratio of Expenses to Average Net Assets                 1.65%*          1.65%        1.63%         1.64%       1.81%         1.75%
Ratio of Expenses to Average Net Assets
 Excluding Country Tax Expense and Interest
 Expense                                                 N/A             N/A          N/A           N/A        1.70%          N/A
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                     0.79%*          0.47%       (0.63)%       (0.26)%      1.04%         0.40%
Portfolio Turnover Rate                                   45%#            93%          92%          133%         98%           90%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                         CLASS B
                                               =====================================================================================
                                                                                         YEAR ENDED DECEMBER 31,
                                                               =====================================================================
                                               SIX MONTHS ENDED
                                                  JUNE 30, 2002
                                                    (UNAUDITED)         2001         2000          1999        1998          1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD             $     10.73       $   11.26    $   19.24   $      9.56   $   12.98   $     14.66
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                          0.00+           0.03        (0.11)        (0.04)       0.10          0.02
  Net Realized and Unrealized Gain (Loss) on
   Investments                                          0.47           (0.56)       (7.29)         9.72       (3.43)        (0.28)
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                    0.47           (0.53)       (7.40)         9.68       (3.33)        (0.26)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                   --              --           --            --       (0.09)        (0.09)
  Net Realized Gain                                       --              --        (0.58)           --          --         (1.33)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                   --              --        (0.58)           --       (0.09)        (1.42)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $     11.20       $   10.73    $   11.26   $     19.24   $    9.56   $     12.98
====================================================================================================================================
TOTAL RETURN                                            4.28%#         (4.71)%     (38.60)%      101.26%     (25.65)%       (1.31)%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)            $    20,443       $  14,456    $  13,949   $    16,999   $   7,199   $     9,666
Ratio of Expenses to Average Net Assets                 1.90%*          1.90%        1.88%         1.88%       2.06%         2.00%
Ratio of Expenses to Average Net Assets
 Excluding Country Tax Expense and Interest
 Expense                                                 N/A             N/A          N/A           N/A        1.95%          N/A
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                     0.54%*          0.22%       (0.82)%       (0.51)%      0.80%         0.11%
Portfolio Turnover Rate                                   45%#            93%          92%          133%         98%           90%
------------------------------------------------------------------------------------------------------------------------------------

*    Annualized
+    Amount is less than $0.005 per share.
#    Not annualized

    The accompanying notes are an integral part of the financial statements. 141

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FINANCIAL HIGHLIGHTS

EUROPEAN REAL ESTATE PORTFOLIO


SELECTED PER SHARE DATA AND RATIOS

                                                                                      CLASS A
                                              ======================================================================================
                                                                            YEAR ENDED DECEMBER 31,
                                                              ===================================================
                                              SIX MONTHS ENDED                                                   PERIOD FROM
                                               JUNE 30, 2002++                                                   OCTOBER 1, 1997* TO
                                                   (UNAUDITED)        2001         2000       1999        1998   DECEMBER 31, 1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD             $      9.30     $   10.38    $    9.16   $   9.58   $    9.52   $     10.00
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                      0.20          0.27         0.07      (0.05)       0.12          0.05
  Net Realized and Unrealized Gain (Loss) on
   Investments                                          2.19         (1.09)        1.30      (0.17)       0.33         (0.52)
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                    2.39         (0.82)        1.37      (0.22)       0.45         (0.47)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                   --         (0.26)       (0.15)     (0.20)      (0.39)        (0.01)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $     11.69     $    9.30    $   10.38   $   9.16   $    9.58   $      9.52
====================================================================================================================================
TOTAL RETURN                                           25.70%#       (7.85)%      14.91%     (2.36)%      4.75%        (4.72)%#
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)            $    16,981     $  13,826    $   7,766   $  9,931   $  33,422   $    15,177
Ratio of Expenses to Average Net Assets (1)             1.00%**       1.01%        1.03%      1.23%       1.03%         1.00%**
Ratio of Expenses to Average Net Assets
 Excluding Interest Expense                              N/A          1.00%        1.00%      1.00%       1.00%          N/A
Ratio of Net Investment Income (Loss) to
 Average Net Assets (1)                                 3.66%**       2.30%        1.55%      2.33%       1.33%         2.08%**
Portfolio Turnover Rate                                   30%#          46%          74%        35%        119%           47%#
------------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation
     during the period:
       Per share benefit to net investment
        income                                   $      0.04     $    0.05    $    0.09   $   0.01   $    0.03   $      0.05
     Ratios before expense limitation:
      Expenses to Average Net Assets                    1.74%**       1.53%        1.90%      1.71%       1.43%         3.05%**
      Net Investment Income (Loss) to
       Average Net Assets                               2.92%**       1.74%        0.69%      1.85%       0.95%         0.03%**
------------------------------------------------------------------------------------------------------------------------------------

                                                                                      CLASS B
                                              ======================================================================================
                                                                            YEAR ENDED DECEMBER 31,
                                                              ===================================================
                                              SIX MONTHS ENDED                                                   PERIOD FROM
                                               JUNE 30, 2002++                                                   OCTOBER 1, 1997* TO
                                                   (UNAUDITED)        2001         2000       1999        1998   DECEMBER 31, 1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD             $      9.33     $   10.41     $   9.19   $   9.61   $    9.52   $     10.00
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                      0.13          0.08         0.18       0.19        0.11          0.02
  Net Realized and Unrealized Gain (Loss)
   on Investments                                       2.25         (0.93)        1.16      (0.43)       0.33         (0.50)
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                    2.38         (0.85)        1.34      (0.24)       0.44         (0.48)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                   --         (0.23)       (0.12)     (0.18)      (0.35)           --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $     11.71     $    9.33     $  10.41   $   9.19   $    9.61   $      9.52
====================================================================================================================================
TOTAL RETURN                                           25.51%#       (8.08)%      14.55%     (2.61)%      4.60%        (4.76)%#
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)            $     1,128     $   1,687     $  1,449   $  1,786   $   2,531   $       789
Ratio of Expenses to Average Net Assets (2)             1.25%**       1.26%        1.28%      1.47%       1.28%         1.25%**
Ratio of Expenses to Average Net Assets
 Excluding Interest Expense                              N/A          1.25%        1.25%      1.25%       1.25%          N/A
Ratio of Net Investment Income (Loss) to
 Average Net Assets (2)                                 3.41%**       1.53%        1.50%      2.35%       1.15%         1.51%**
Portfolio Turnover Rate                                   30%#          46%          74%        35%        119%           47%#
------------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation
     during the period:
       Per share benefit to net investment
        income                                   $      0.04     $    0.04     $   0.10   $   0.04   $    0.04   $      0.03
     Ratios before expense limitation:
      Expenses to Average Net Assets                    1.99%**       1.78%        2.15%      1.96%       1.68%         3.12%**
      Net Investment Income (Loss) to
       Average Net Assets                               2.67%**       0.96%        0.61%      1.91%       0.77%        (0.36)%**
------------------------------------------------------------------------------------------------------------------------------------

*    Commencement of Operations
**   Annualized
++ Per share amounts for the period ended June 30, 2002 are based on average shares outstanding.
#    Not annualized

142  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       FINANCIAL HIGHLIGHTS

                                       EUROPEAN VALUE EQUITY PORTFOLIO


SELECTED PER SHARE DATA AND RATIOS

                                                                                            CLASS A
                                                 ===================================================================================
                                                                                             YEAR ENDED DECEMBER 31,
                                                                    ================================================================
                                                   SIX MONTHS ENDED
                                                    JUNE 30, 2002++
                                                        (UNAUDITED)       2001         2000        1999       1998          1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD               $     11.42       $   14.17     $  15.09   $   15.75  $   17.96   $     16.70
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                        0.15            0.18         0.25        0.29       0.43          0.39
  Net Realized and Unrealized Gain (Loss) on
   Investments                                            0.12           (2.08)        0.76        1.10       1.08          2.58
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                      0.27           (1.90)        1.01        1.39       1.51          2.97
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                     --           (0.36)       (0.21)      (0.35)     (0.42)        (0.37)
  Net Realized Gain                                         --           (0.49)       (1.72)      (1.70)     (3.30)        (1.34)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                     --           (0.85)       (1.93)      (2.05)     (3.72)        (1.71)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $     11.69       $   11.42     $  14.17   $   15.09  $   15.75   $     17.96
====================================================================================================================================
TOTAL RETURN                                              2.36%#        (13.47)%       7.38%       9.60%      8.09%        17.88%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)              $    35,637       $  34,117     $ 65,747   $ 105,030  $ 168,712   $   242,868
Ratio of Expenses to Average Net Assets (1)               1.01%*          1.07%        1.02%       1.09%      1.00%         1.00%
Ratio of Expenses to Average Net Assets Excluding
 Interest Expense                                         1.00%*          1.00%        1.00%       1.00%       N/A           N/A
Ratio of Net Investment Income (Loss) to Average
 Net Assets (1)                                           2.66%*          1.42%        1.22%       1.46%      1.47%         1.96%
Portfolio Turnover Rate                                     57%#            59%          47%         74%        52%           43%
------------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during
     the period:
      Per share benefit to net investment income   $      0.03       $    0.04     $   0.03   $    0.03  $    0.02   $      0.02
     Ratios before expense limitation:
      Expenses to Average Net Assets                      1.58%*          1.31%        1.14%       1.22%      1.08%         1.09%
      Net Investment Income (Loss) to Average
       Net Assets                                         2.09%*          1.19%        1.09%       1.34%      1.40%         1.87%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             CLASS B
                                                 ===================================================================================
                                                                                             YEAR ENDED DECEMBER 31,
                                                                 ===================================================================
                                                   SIX MONTHS ENDED
                                                    JUNE 30, 2002++
                                                        (UNAUDITED)       2001         2000        1999        1998        1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                $    11.44     $     14.19    $   15.11    $  15.74   $   17.94   $   16.67
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                        0.16            0.03         0.19        0.12        0.33        0.28
  Net Realized and Unrealized Gain (Loss) on
   Investments                                            0.09           (1.96)        0.78        1.23        1.13        2.66
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                      0.25           (1.93)        0.97        1.35        1.46        2.94
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                     --           (0.33)       (0.17)      (0.28)      (0.36)      (0.33)
  Net Realized Gain                                         --           (0.49)       (1.72)      (1.70)      (3.30)      (1.34)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                     --           (0.82)       (1.89)      (1.98)      (3.66)      (1.67)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $    11.69     $     11.44    $   14.19    $  15.11   $   15.74   $   17.94
====================================================================================================================================
TOTAL RETURN                                              2.19%#        (13.71)%       7.08%       9.36%       7.80%      17.73%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)               $    1,069     $     1,009    $   2,287    $  2,196   $   5,181   $   4,654
Ratio of Expenses to Average Net Assets (2)               1.26%*          1.32%        1.27%       1.34%       1.25%       1.25%
Ratio of Expenses to Average Net Assets Excluding
 Interest Expense                                         1.25%*          1.25%        1.25%       1.25%        N/A         N/A
Ratio of Net Investment Income (Loss) to Average
 Net Assets (2)                                           2.41%*          1.05%        0.96%       1.30%       1.15%       1.55%
Portfolio Turnover Rate                                     57%#            59%          47%         74%         52%         43%
------------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation
     during the period:
      Per share benefit to net investment income    $     0.03     $      0.03    $    0.03    $   0.01   $    0.02   $    0.02
     Ratios before expense limitation:
      Expenses to Average Net Assets                      1.83%*          1.56%        1.39%       1.48%       1.34%       1.34%
      Net Investment Income (Loss) to Average
       Net Assets                                         1.84%*          0.81%        0.83%       1.16%       1.08%       1.46%
------------------------------------------------------------------------------------------------------------------------------------

*    Annualized
#    Not annualized
++ Per share amounts for the period ended June 30, 2002 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements. 143

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FINANCIAL HIGHLIGHTS

GLOBAL FRANCHISE PORTFOLIO


SELECTED PER SHARE DATA AND RATIOS

                                                                                             CLASS A
                                                                       ====================================================
                                                                          SIX MONTHS ENDED               PERIOD FROM
                                                                             JUNE 30, 2002          NOVEMBER28,2001*
                                                                               (UNAUDITED)        TO DECEMBER31,2001
===========================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                         $   10.48                     $   10.00
===========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                                0.09                          0.01
  Net Realized and Unrealized Gain (Loss) on Investments                          1.75                          0.47
---------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                              1.84                          0.48
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                             --                            --
  Net Realized Gain                                                                 --                            --
---------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                             --                            --
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                               $   12.32                     $   10.48
===========================================================================================================================
TOTAL RETURN                                                                     17.56%#                        4.80%#
===========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                        $  74,404                     $  10,595
Ratio of Expenses to Average Net Assets (1)                                       1.00%**                       1.00%**
Ratio of Net Investment Income (Loss) to Average Net Assets (1)                   2.07%**                       1.30%**
Portfolio Turnover Rate                                                              7%#                         N/A
---------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                             $    0.02                     $    0.07
     Ratios before expense limitation:
      Expenses to Average Net Assets                                              1.32%**                      16.47%**
      Net Investment Income (Loss) to Average Net Assets                          1.74%**                     (14.17)%**
---------------------------------------------------------------------------------------------------------------------------

                                                                                             CLASS B
                                                                       ====================================================
                                                                          SIX MONTHS ENDED               PERIOD FROM
                                                                             JUNE 30, 2002          NOVEMBER28,2001*
                                                                               (UNAUDITED)        TO DECEMBER31,2001
===========================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                         $   10.46                     $   10.00
===========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                                                0.08                         (0.09)
  Net Realized and Unrealized Gain (Loss) on Investments                          1.75                          0.55
---------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                              1.83                          0.46
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                                             --                            --
  Net Realized Gain                                                                 --                            --
---------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                             --                            --
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                               $   12.29                     $   10.46
===========================================================================================================================
TOTAL RETURN                                                                     17.50%#                        4.60%#
===========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                        $   1,387                     $     415
Ratio of Expenses to Average Net Assets (2)                                       1.25%**                       1.25%**
Ratio of Net Investment Income (Loss) to Average Net Assets (2)                   1.82%**                     (13.29)%**
Portfolio Turnover Rate                                                              7%#                         N/A
---------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                             $    0.03                     $    0.00+
     Ratios before expense limitation:
      Expenses to Average Net Assets                                              1.57%**                      16.72%**
      Net Investment Income (Loss) to Average Net Assets                          1.49%**                     (21.62)%**
---------------------------------------------------------------------------------------------------------------------------

+    Amount is less than $0.005 per share.
*    Commencement of Operations
**   Annualized
#    Not annualized

144  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       FINANCIAL HIGHLIGHTS

                                       GLOBAL VALUE EQUITY PORTFOLIO


SELECTED PER SHARE DATA AND RATIOS

                                                                               CLASS A
                                              ======================================================================================
                                                                               YEAR ENDED DECEMBER 31,
                                                              ======================================================================
                                              SIX MONTHS ENDED
                                                 JUNE 30, 2002
                                                   (UNAUDITED)          2001           2000        1999        1998        1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD             $    15.45       $    17.05    $     18.32   $   20.74   $   18.52   $   16.24
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                     0.09             0.13           0.26        0.44        0.15        0.21
  Net Realized and Unrealized Gain (Loss) on
   Investments                                        (0.02)           (1.56)          1.75        0.32        2.55        3.61
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                   0.07            (1.43)          2.01        0.76        2.70        3.82
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                  --            (0.17)         (0.62)      (0.44)      (0.17)      (0.40)
  Net Realized Gain                                      --               --          (2.66)      (2.74)      (0.31)      (1.14)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                  --            (0.17)         (3.28)      (3.18)      (0.48)      (1.54)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $    15.52       $    15.45    $     17.05   $   18.32   $   20.74   $   18.52
====================================================================================================================================
TOTAL RETURN                                           0.45%#          (8.36)%        11.75%       4.01%      14.60%      23.75%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)            $   42,063       $   34,079    $    40,418   $ 115,646   $ 228,748   $ 108,074
Ratio of Expenses to Average Net Assets (1)            1.00%*           1.01%          1.01%       1.01%       1.00%       1.00%
Ratio of Expenses to Average Net Assets
 Excluding Interest Expense                             N/A             1.00%          1.00%       1.00%        N/A         N/A
Ratio of Net Investment Income (Loss) to
 Average Net Assets (1)                                1.33%*           0.79%          1.16%       1.26%       0.96%       1.07%
Portfolio Turnover Rate                                  13%#             51%            48%         41%         39%         30%
------------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation
     during the period:
      Per share benefit to net investment
       income                                    $     0.01       $     0.02    $      0.04   $    0.02   $    0.01   $    0.02
     Ratios before expense limitation:
      Expenses to Average Net Assets                   1.15%*           1.16%          1.17%       1.06%       1.07%       1.11%
      Net Investment Income (Loss) to Average
       Net Assets                                      1.18%*           0.64%          1.00%       1.20%       0.90%       0.96%
------------------------------------------------------------------------------------------------------------------------------------

                                                                               CLASS B
                                              ======================================================================================
                                                                               YEAR ENDED DECEMBER 31,
                                                              ======================================================================
                                              SIX MONTHS ENDED
                                                 JUNE 30, 2002
                                                   (UNAUDITED)          2001           2000        1999        1998        1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD             $    15.33       $    16.92    $     18.20   $   20.63   $   18.46   $   16.21
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                     0.09             0.13           0.27        0.21        0.15        0.16
  Net Realized and Unrealized Gain (Loss) on
   Investments                                        (0.04)           (1.58)          1.68        0.50        2.46        3.60
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                   0.05            (1.45)          1.95        0.71        2.61        3.76
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                  --            (0.14)         (0.57)      (0.40)      (0.13)      (0.37)
  Net Realized Gain                                      --               --          (2.66)      (2.74)      (0.31)      (1.14)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                  --            (0.14)         (3.23)      (3.14)      (0.44)      (1.51)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $    15.38       $    15.33    $     16.92   $   18.20   $   20.63   $   18.46
====================================================================================================================================
TOTAL RETURN                                           0.33%#          (8.58)%        11.52%       3.75%      14.15%      23.37%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)            $   29,261       $   30,089    $    30,196   $  28,089   $  13,123   $   5,910
Ratio of Expenses to Average Net Assets (2)            1.25%*           1.26%          1.26%       1.26%       1.25%       1.25%
Ratio of Expenses to Average Net Assets
 Excluding Interest Expense                             N/A             1.25%          1.25%       1.25%        N/A         N/A
Ratio of Net Investment Income (Loss) to
 Average Net Assets (2)                                1.08%*           0.78%          1.14%       0.89%       0.68%       0.80%
Portfolio Turnover Rate                                  13%#             51%            48%         41%         39%         30%
------------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation
     during the period:
      Per share benefit to net investment
       income                                    $     0.01       $     0.02    $      0.04   $    0.01   $    0.01   $    0.02
     Ratios before expense limitation:
      Expenses to Average Net Assets                   1.40%*           1.41%          1.42%       1.31%       1.32%       1.36%
      Net Investment Income (Loss) to Average
       Net Assets                                      0.93%*           0.64%          0.97%       0.83%       0.62%       0.69%
------------------------------------------------------------------------------------------------------------------------------------

*    Annualized
#    Not annualized

    The accompanying notes are an integral part of the financial statements. 145

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY PORTFOLIO


SELECTED PER SHARE DATA AND RATIOS

                                                                                      CLASS A
                                          =========================================================================================
                                                                                     YEAR ENDED DECEMBER 31,
                                                          =========================================================================
                                          SIX MONTHS ENDED
                                           JUNE 30, 2002++
                                               (UNAUDITED)         2001           2000          1999           1998           1997
===================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD        $     15.59     $     17.88    $     19.62   $     18.25    $     17.16    $     16.95
===================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                 0.15            0.25           0.25          0.24           0.27           0.30
  Net Realized and Unrealized Gain (Loss)
   on Investments                                  0.95           (2.00)          1.44          2.80           2.86           2.01
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations               1.10           (1.75)          1.69          3.04           3.13           2.31
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                              --           (0.34)         (0.04)        (0.18)         (0.38)         (0.48)
  Net Realized Gain                                  --           (0.20)         (3.39)        (1.49)         (1.66)         (1.62)
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                              --           (0.54)         (3.43)        (1.67)         (2.04)         (2.10)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $     16.69     $     15.59    $     17.88   $     19.62    $     18.25    $     17.16
===================================================================================================================================
TOTAL RETURN                                       7.06%#         (9.74)%         9.29%        16.91%         18.30%         13.91%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)       $ 4,258,398     $ 4,004,817    $ 4,810,852   $ 4,630,035    $ 3,400,498    $ 2,822,900
Ratio of Expenses to Average Net
 Assets (1)                                        1.00%*          1.00%          1.00%         1.00%          1.00%          1.00%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (1)                            1.95%*          1.35%          1.45%         1.28%          1.33%          1.49%
Portfolio Turnover Rate                              27%#            63%            53%           37%            33%            33%
-----------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense
      limitation during the period:
     Ratios before expense limitation:
      Expenses to Average Net Assets               1.01%*          1.01%          1.00%         1.01%          1.02%          1.02%
      Net Investment Income (Loss) to
       Average Net Assets                          1.94%*          1.34%          1.45%         1.27%          1.32%          1.47%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                      CLASS B
                                          =========================================================================================
                                                                                     YEAR ENDED DECEMBER 31,
                                                          =========================================================================
                                          SIX MONTHS ENDED
                                           JUNE 30, 2002++
                                               (UNAUDITED)         2001           2000          1999           1998           1997
===================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD        $     15.53     $     17.81     $    19.58     $   18.22      $   17.13    $     16.93
===================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                 0.14            0.07           0.23          0.19           0.24           0.23
  Net Realized and Unrealized Gain (Loss)
   on  Investments                                 0.94           (1.83)          1.39          2.81           2.85           2.02
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations               1.08           (1.76)          1.62          3.00           3.09           2.25
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                              --           (0.32)            --         (0.15)         (0.34)         (0.43)
  Net Realized Gain                                  --           (0.20)         (3.39)        (1.49)         (1.66)         (1.62)
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                              --           (0.52)         (3.39)        (1.64)         (2.00)         (2.05)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $     16.61     $     15.53     $    17.81     $   19.58      $   18.22    $     17.13
===================================================================================================================================
TOTAL RETURN                                       6.95%#         (9.83)%         8.94%        16.68%         18.13%         13.57%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)       $   220,712     $   165,439     $   59,945     $  41,374      $  17,076    $     3,074
Ratio of Expenses to Average Net
 Assets (2)                                        1.25%*          1.25%          1.25%         1.25%          1.25%          1.25%
Ratio of Net Investment Income (Loss)
 to Average Net Assets (2)                         1.70%*          0.73%          1.44%         0.93%          0.96%          1.21%
Portfolio Turnover Rate                              27%#            63%            53%           37%            33%            33%
-----------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation
      during the period:
     Ratios before expense limitation:
      Expenses to Average Net Assets               1.26%*          1.26%          1.25%         1.26%          1.28%          1.27%
      Net Investment Income (Loss) to
       Average Net Assets                          1.69%*          0.72%          1.44%         0.92%          0.95%          1.19%
-----------------------------------------------------------------------------------------------------------------------------------

*    Annualized
#    Not annualized
++ Per share amounts for the period ended June 30, 2002 are based on average shares outstanding.

146  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       FINANCIAL HIGHLIGHTS

                                       INTERNATIONAL MAGNUM PORTFOLIO


SELECTED PER SHARE DATA AND RATIOS

                                                                               CLASS A
                                              ======================================================================================
                                                                               YEAR ENDED DECEMBER 31,
                                                              ======================================================================
                                            SIX MONTHS ENDED
                                               JUNE 30, 2002
                                                 (UNAUDITED)        2001           2000          1999           1998         1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD           $   9.34      $     11.56    $     13.62   $     11.57    $     10.87    $   10.66
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                 0.07             0.11           0.11          0.19           0.14         0.17
  Net Realized and Unrealized Gain (Loss)
   on Investments                                  0.04            (2.27)         (1.52)         2.64           0.66         0.54
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations               0.11            (2.16)         (1.41)         2.83           0.80         0.71
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                              --            (0.06)         (0.16)        (0.15)         (0.10)       (0.41)
  Net Realized Gain                                  --               --          (0.49)        (0.63)            --        (0.09)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                              --            (0.06)         (0.65)        (0.78)         (0.10)       (0.50)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $   9.45      $      9.34    $     11.56   $     13.62    $     11.57    $   10.87
====================================================================================================================================
TOTAL RETURN                                       1.18%#         (18.71)%       (10.50)%       24.87%          7.33%        6.58%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)          $ 69,645      $   120,753    $   183,566   $   188,586    $   269,814    $ 159,096
Ratio of Expenses to Average Net
 Assets (1)                                        1.00%*           1.01%          1.01%         1.01%          1.00%        1.00%
Ratio of Expenses to Average Net Assets
 Excluding Interest Expense                         N/A             1.00%          1.00%         1.00%           N/A          N/A
Ratio of Net Investment Income (Loss) to
 Average Net Assets (1)                            1.23%*           1.00%          0.84%         0.89%          1.34%        1.44%
Portfolio Turnover Rate                              29%#             44%            56%           59%            39%          41%
------------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation
     during the period:
      Per share benefit to net investment
       income                                  $   0.02      $      0.01    $      0.01   $      0.02    $      0.01    $    0.02
     Ratios before expense limitation:
      Expenses to Average Net Assets               1.37%*           1.14%          1.10%         1.11%          1.13%        1.19%
      Net Investment Income (Loss) to
       Average Net Assets                          0.88%*           0.87%          0.75%         0.80%          1.24%        1.25%
------------------------------------------------------------------------------------------------------------------------------------

                                                                               CLASS B
                                          ==========================================================================================
                                                                               YEAR ENDED DECEMBER 31,
                                                          ==========================================================================
                                          SIX MONTHS ENDED
                                             JUNE 30, 2002
                                               (UNAUDITED)          2001           2000          1999           1998         1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD           $   9.32      $     11.52    $     13.58   $     11.54    $     10.84    $   10.63
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                 0.06             0.01           0.08          0.11           0.14         0.16
  Net Realized and Unrealized Gain (Loss)
   on Investments                                  0.04            (2.18)         (1.54)         2.68           0.64         0.52
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations               0.10            (2.17)         (1.46)         2.79           0.78         0.68
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                              --            (0.03)         (0.12)        (0.12)         (0.08)       (0.38)
  Net Realized Gain                                  --               --          (0.48)        (0.63)            --        (0.09)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                              --            (0.03)         (0.60)        (0.75)         (0.08)       (0.47)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $   9.42      $      9.32    $     11.52   $     13.58    $     11.54    $   10.84
====================================================================================================================================
TOTAL RETURN                                       1.07%#         (18.87)%       (10.81)%       24.58%          7.13%        6.33%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)          $ 11,182      $    10,542    $    23,474   $    30,770    $    26,151    $  28,217
Ratio of Expenses to Average Net
 Assets (2)                                        1.25%*           1.26%          1.26%         1.25%          1.25%        1.25%
Ratio of Expenses to Average Net Assets
 Excluding Interest Expense                         N/A             1.25%          1.25%         1.25%           N/A          N/A
Ratio of Net Investment Income (Loss) to
 Average Net Assets (2)                            0.98%*           0.75%          0.58%         0.87%          1.24%        1.19%
Portfolio Turnover Rate                              29%#             44%            56%           59%            39%          41%
------------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation
     during the period:
      Per share benefit to net investment
       income                                  $   0.01      $      0.01    $      0.01   $      0.01    $      0.01    $    0.02
     Ratios before expense limitation:
      Expenses to Average Net Assets               1.62%*           1.39%          1.35%         1.35%          1.37%        1.44%
      Net Investment Income (Loss) to
       Average Net Assets                          0.63%*           0.62%          0.49%         0.54%          1.14%        1.00%
------------------------------------------------------------------------------------------------------------------------------------

*    Annualized
#    Not annualized

    The accompanying notes are an integral part of the financial statements. 147

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FINANCIAL HIGHLIGHTS

INTERNATIONAL SMALL CAP PORTFOLIO


SELECTED PER SHARE DATA AND RATIOS

                                                                               CLASS A
                                          ==========================================================================================
                                                                               YEAR ENDED DECEMBER 31,
                                                          ==========================================================================
                                          SIX MONTHS ENDED
                                             JUNE 30, 2002
                                               (UNAUDITED)         2001           2000           1999           1998         1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD        $    14.82      $     16.30    $     19.67    $     15.25    $     15.61    $   16.83
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)(1)                 0.12             0.21           0.24           0.22           0.22         0.25
  Net Realized and Unrealized Gain (Loss)
   on Investments *                               2.00            (1.18)         (0.83)          5.66           0.39        (0.42)
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations              2.12            (0.97)         (0.59)          5.88           0.61        (0.17)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                             --            (0.27)         (0.17)         (0.29)         (0.24)       (0.36)
  Net Realized Gain                                 --            (0.24)         (2.61)         (1.20)         (0.79)       (0.77)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                             --            (0.51)         (2.78)         (1.49)         (1.03)       (1.13)
------------------------------------------------------------------------------------------------------------------------------------
TRANSACTION FEES                                    --             0.00+            --           0.03           0.06         0.08
====================================================================================================================================
NET ASSET VALUE, END OF PERIOD              $    16.94      $     14.82    $     16.30    $     19.67    $     15.25    $   15.61
====================================================================================================================================
TOTAL RETURN                                     14.30%#          (5.88)%        (2.92)%        39.34%          4.25%       (0.55)%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)       $  480,931      $   376,981    $   374,924    $   357,708    $   252,642    $ 230,095
Ratio of Expenses to Average Net
 Assets (1)                                       1.15%**          1.15%          1.16%          1.15%          1.15%        1.15%
Ratio of Expenses to Average Net Assets
 Excluding Interest Expense                        N/A             1.15%          1.15%           N/A            N/A          N/A
Ratio of Net Investment Income (Loss)
 to Average Net Assets (1)                        1.61%**          1.38%          1.32%          1.30%          1.23%        1.37%
Portfolio Turnover Rate                             19%#             39%            54%            48%            39%          31%
------------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense
     limitation during the period:
      Per share benefit to net investment
       income                               $     0.00+     $      0.01    $      0.01    $      0.01    $      0.01    $    0.01
     Ratios before expense limitation:
      Expenses to Average Net Assets              1.21%**          1.19%          1.22%          1.20%          1.21%        1.22%
      Net Investment Income (Loss) to
       Average Net Assets                         1.55%**          1.34%          1.38%          1.25%          1.18%        1.30%
------------------------------------------------------------------------------------------------------------------------------------

* Includes a 1% transaction fee on purchases and redemptions of capital shares through 1999 and 0.50% for the year ended December 31, 2001.
**   Annualized
+    Amount is less than $0.005 per share.
#    Not annualized

148  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       FINANCIAL HIGHLIGHTS

                                       JAPANESE VALUE EQUITY PORTFOLIO


SELECTED PER SHARE DATA AND RATIOS

                                                                                      CLASS A
                                                ====================================================================================
                                                                                         YEAR ENDED DECEMBER 31,
                                                                ====================================================================
                                                SIX MONTHS ENDED
                                                 JUNE 30, 2002++
                                                     (UNAUDITED)          2001++      2000         1999++       1998         1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD              $       5.25     $      7.62    $  10.12     $   6.18    $    5.89    $    7.96
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                       (0.00)+         (0.01)      (0.02)       (0.02)        0.04         0.17
  Net Realized and Unrealized Gain (Loss) on
   Investments                                            0.40           (2.25)      (2.37)        3.96         0.48        (0.94)
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                      0.40           (2.26)      (2.39)        3.94         0.52        (0.77)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                     --           (0.11)      (0.11)          --        (0.23)       (1.30)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $       5.65     $      5.25    $   7.62     $  10.12    $    6.18    $    5.89
====================================================================================================================================
TOTAL RETURN                                              7.64%#        (29.96)%    (23.69)%      63.75%        8.82%       (9.23)%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)             $     28,087     $    22,921    $ 56,306     $ 73,666    $  57,755    $  77,086
Ratio of Expenses to Average Net Assets (1)               1.02%*          1.02%       1.03%        1.01%        1.11%        1.06%
Ratio of Expenses to Average Net Assets
 Excluding Interest Expense                               1.00%*          1.00%       1.00%        1.00%        1.00%        1.00%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (1)                                  (0.05)%*        (0.21)%     (0.29)%      (0.28)%       0.03%       (0.21)%
Portfolio Turnover Rate                                     11%#            14%         14%          26%          66%          40%
------------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation
     during the period:
      Per share benefit to net investment
       income                                     $       0.01     $      0.02    $   0.01     $   0.01    $    0.01    $    0.01
     Ratios before expense limitation:
      Expenses to Average Net Assets                      1.42%*          1.26%       1.12%        1.14%        1.30%        1.14%
      Net Investment Income (Loss) to
       Average Net Assets                                (0.44)%*        (0.45)%     (0.38)%      (0.41)%      (0.14)%      (0.28)%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                       CLASS B
                                                ====================================================================================
                                                                                         YEAR ENDED DECEMBER 31,
                                                                ====================================================================
                                                SIX MONTHS ENDED
                                                 JUNE 30, 2002++
                                                     (UNAUDITED)          2001++      2000         1999++       1998         1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD              $       5.18     $      7.54    $  10.02     $   6.13    $    5.87    $    7.94
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                       (0.01)          (0.03)       0.02         0.08        (0.09)        0.09
  Net Realized and Unrealized Gain (Loss)
   on Investments                                         0.39           (2.22)      (2.41)        3.81         0.58        (0.89)
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                      0.38           (2.25)      (2.39)        3.89         0.49        (0.80)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND OR IN EXCESS OF
  Net Investment Income                                     --           (0.11)      (0.09)          --        (0.23)       (1.27)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $       5.56     $      5.18    $   7.54     $  10.02    $    6.13    $    5.87
====================================================================================================================================
TOTAL RETURN                                              7.34%#        (30.15)%    (23.93)%      63.46%        8.33%       (9.64)%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)             $      1,912     $     1,057    $  3,851     $  3,538    $   1,083    $   1,703
Ratio of Expenses to Average Net Assets (2)               1.27%*          1.27%       1.28%        1.26%        1.36%        1.31%
Ratio of Expenses to Average Net Assets
 Excluding Interest Expense                               1.25%*          1.25%       1.25%        1.25%        1.25%        1.25%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (2)                                  (0.30)%*        (0.50)%     (0.54)%      (0.57)%      (0.25)%      (0.53)%
Portfolio Turnover Rate                                     11%#            14%         14%          26%          66%          40%
------------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during
     the period:
      Per share benefit to net investment income  $       0.01     $      0.02    $   0.00+    $   0.01    $    0.02    $    0.01
     Ratios before expense limitation:
      Expenses to Average Net Assets                      1.67%*          1.51%       1.37%        1.39%        1.55%        1.38%
      Net Investment Income (Loss) to Average
       Net Assets                                        (0.69)%*        (0.74)%     (0.62)%      (0.67)%      (0.42)%      (0.60)%
------------------------------------------------------------------------------------------------------------------------------------

+    Amount is less than $0.005 per share.
++ Per share amounts for the period ended June 30, 2002, December 31, 2001 and 1999 are based on average shares outstanding.
*    Annualized
#    Not annualized

    The accompanying notes are an integral part of the financial statements. 149

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FINANCIAL HIGHLIGHTS

LATIN AMERICAN PORTFOLIO


SELECTED PER SHARE DATA AND RATIOS

                                                                                      CLASS A
                                               =====================================================================================
                                                                                         YEAR ENDED DECEMBER 31,
                                                               =====================================================================
                                               SIX MONTHS ENDED
                                                JUNE 30, 2002++
                                                    (UNAUDITED)           2001        2000         1999         1998++       1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD              $       9.09     $      9.36    $  11.32    $    6.74    $   10.91    $   11.32
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                        0.09            0.23        0.01         0.18         0.13        (0.01)
  Net Realized and Unrealized Gain (Loss)
   on Investments                                        (1.17)          (0.36)      (1.82)        4.59        (4.16)        4.32
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     (1.08)          (0.13)      (1.81)        4.77        (4.03)        4.31
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                     --           (0.14)      (0.15)       (0.19)       (0.09)          --
  Net Realized Gain                                         --              --          --           --        (0.05)       (4.72)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                     --           (0.14)      (0.15)       (0.19)       (0.14)       (4.72)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $       8.01     $      9.09    $   9.36    $   11.32    $    6.74    $   10.91
====================================================================================================================================
TOTAL RETURN                                            (11.78)%#        (1.48)%    (16.21)%      71.28%      (37.10)%      41.28%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)             $     20,039     $    22,699    $ 25,403    $  13,809    $  15,012    $  73,196
Ratio of Expenses to Average Net
 Assets (1)                                               1.66%*          1.80%       1.84%        1.79%        1.81%        1.89%
Ratio of Expenses to Average Net Assets
 Excluding Foreign Tax and Interest Expense                N/A            1.72%       1.70%        1.70%        1.64%        1.70%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (1)                                   1.97%*          2.27%      (0.03)%       1.40%        1.40%       (0.14)%
Portfolio Turnover Rate                                     32%#            58%        133%         124%         196%         286%
------------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation
     during the period:
      Per share benefit to net investment
       income                                     $       0.00+    $      0.00+   $   0.02    $    0.04          N/A    $    0.01
     Ratios before expense limitation:
      Expenses to Average Net Assets                      1.72%*          1.80%       2.06%        2.12%         N/A         1.96%
      Net Investment Income (Loss) to Average
       Net Assets                                         1.89%*          2.25%      (0.25)%       1.07%         N/A        (0.21)%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                      CLASS B
                                               =====================================================================================
                                                                                      YEAR ENDED DECEMBER 31,
                                                               =====================================================================
                                               SIX MONTHS ENDED
                                                JUNE 30, 2002++
                                                    (UNAUDITED)           2001        2000         1999         1998++       1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD              $       9.10     $      9.37    $  11.36    $    6.78    $   10.80    $   11.31
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                        0.08            0.25       (0.01)        0.19         0.12           --
  Net Realized and Unrealized Gain (Loss)
   on Investments                                        (1.17)          (0.41)      (1.83)        4.58        (4.09)        4.21
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     (1.09)          (0.16)      (1.84)        4.77        (3.97)        4.21
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                     --           (0.11)      (0.15)       (0.19)          --           --
  Net Realized Gain                                         --              --          --           --        (0.05)       (4.72)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                     --           (0.11)      (0.15)       (0.19)       (0.05)       (4.72)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $       8.01     $      9.10    $   9.37    $   11.36    $    6.78    $   10.80
====================================================================================================================================
TOTAL RETURN                                            (11.88)%#        (1.77)%    (16.42)%      70.85%      (36.86)%      40.37%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)             $        218     $       825    $  1,140    $   1,387    $   1,148    $   6,709
Ratio of Expenses to Average Net Assets (2)               1.89%*          2.05%       2.09%        2.05%        2.01%        2.14%
Ratio of Expenses to Average Net Assets
 Excluding Foreign Tax and Interest Expense                N/A            1.97%       1.95%        1.95%        1.85%        1.95%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (2)                                   1.72%*          2.05%       0.33%        1.04%        1.24%       (0.34)%
Portfolio Turnover Rate                                     32%#            58%        133%         124%         196%         286%
------------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation
     during the period:
      Per share benefit to net investment
       income                                     $       0.00+    $      0.00+   $   0.03    $    0.05          N/A    $    0.00+
     Ratios before expense limitation:
      Expenses to Average Net Assets                      1.97%*          2.05%       2.31%        2.35%         N/A         2.21%
      Net Investment Income (Loss) to Average
       Net Assets                                         1.64%*          2.03%      (0.26)%       0.75%         N/A        (0.41)%
------------------------------------------------------------------------------------------------------------------------------------

+    Amount is less than $0.005 per share.
++ Per share amounts for the period ended June 30, 2002 and December 31, 1998 are based on average shares outstanding.
*    Annualized
#    Not annualized

150  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       FINANCIAL HIGHLIGHTS

                                       EQUITY GROWTH PORTFOLIO


SELECTED PER SHARE DATA AND RATIOS

                                                                                       CLASS A
                                                  ==============================================================================
                                                                                       YEAR ENDED DECEMBER 31,
                                                                      ==========================================================
                                                    SIX MONTHS ENDED
                                                       JUNE 30, 2002
                                                         (UNAUDITED)        2001         2000        1999        1998       1997
================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                     $   17.29     $   20.51   $    25.04   $   19.04   $   16.93  $   14.94
================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                            0.01          0.01        (0.01)      (0.02)       0.04       0.06
  Net Realized and Unrealized Gain (Loss) on
   Investments                                               (3.06)        (3.08)       (2.76)       7.49        3.17       4.48
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         (3.05)        (3.07)       (2.77)       7.47        3.21       4.54
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                         --            --           --       (0.00)+     (0.03)     (0.06)
  Net Realized Gain                                             --         (0.15)       (1.76)      (1.47)      (1.07)     (2.49)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         --         (0.15)       (1.76)      (1.47)      (1.10)     (2.55)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $   14.24     $   17.29   $    20.51   $   25.04   $   19.04  $   16.93
================================================================================================================================
TOTAL RETURN                                                (17.69)%#     (14.97)%     (11.78)%     39.89%      19.04%     31.32%
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                    $ 495,608     $ 603,652   $  886,824   $ 977,005   $ 784,565  $ 591,789
Ratio of Expenses to Average Net Assets (1)                   0.80%*        0.80%        0.80%       0.80%       0.80%      0.80%
Ratio of Net Investment Income (Loss) to Average Net
  Assets (1)                                                  0.10%*        0.05%        0.79%      (0.10)%      0.22%      0.35%
Portfolio Turnover Rate                                         47%#          94%          71%         91%        156%       177%
--------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during
     the period:
       Per share benefit to net investment income        $    0.00+    $    0.00+  $     0.00+  $    0.00+  $    0.00+ $    0.00+
     Ratios before expense limitation:
       Expenses to Average Net Assets                         0.84%*        0.81%        0.80%       0.80%       0.80%      0.82%
       Net Investment Income (Loss) to Average
         Net Assets                                           0.07%*        0.06%       (0.06)%     (0.10)%      0.22%      0.33%
--------------------------------------------------------------------------------------------------------------------------------

                                                                                       CLASS B
                                                  ==============================================================================
                                                                                       YEAR ENDED DECEMBER 31,
                                                                       =========================================================
                                                    SIX MONTHS ENDED
                                                       JUNE 30, 2002
                                                         (UNAUDITED)        2001         2000        1999        1998       1997
================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                     $   17.08     $   20.32   $    24.90   $   18.97   $   16.91  $   14.92
================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                           (0.01)        (0.04)       (0.04)      (0.04)      (0.00)+     0.04
  Net Realized and Unrealized Gain (Loss) on
   Investments                                               (3.02)        (3.05)       (2.78)       7.44        3.15       4.46
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         (3.03)        (3.09)       (2.82)       7.40        3.15       4.50
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                         --            --           --       (0.00)+     (0.02)     (0.02)
  Net Realized Gain                                             --         (0.15)       (1.76)      (1.47)      (1.07)     (2.49)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         --         (0.15)       (1.76)      (1.47)      (1.09)     (2.51)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $   14.05     $   17.08   $    20.32   $   24.90   $   18.97  $   16.91
================================================================================================================================
TOTAL RETURN                                                (17.74)%#     (15.26)%     (12.01)%     39.61%      18.71%     31.05%
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                    $ 180,134     $ 223,646   $  350,556   $ 246,889   $  83,330  $  27,879
Ratio of Expenses to Average Net Assets (2)                   1.05%*        1.05%        1.05%       1.05%       1.05%      1.05%
Ratio of Net Investment Income (Loss) to Average Net
  Assets (2)                                                 (0.15)%*      (0.22)%      (1.04)%     (0.34)%     (0.02)%     0.10%
Portfolio Turnover Rate                                         47%#          94%          71%         91%        156%       177%
--------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during
     the period:
       Per share benefit to net investment income        $    0.00+    $    0.00+  $     0.00+  $    0.00+  $    0.00+ $    0.01
     Ratios before expense limitation:
       Expenses to Average Net Assets                         1.09%*        1.06%        1.05%       1.05%       1.05%      1.07%
       Net Investment Income (Loss) to Average
        Net Assets                                           (0.18)%*      (0.22)%      (0.30)%     (0.34)%     (0.20)%     0.80%
--------------------------------------------------------------------------------------------------------------------------------

+    Amount is less than $0.005 per share.
*    Annualized
#    Not annualized

    The accompanying notes are an integral part of the financial statements. 151

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FINANCIAL HIGHLIGHTS

FOCUS EQUITY PORTFOLIO


SELECTED PER SHARE DATA AND RATIOS

                                                                                       CLASS A
                                                  ==============================================================================
                                                                                       YEAR ENDED DECEMBER 31,
                                                                       =========================================================
                                                    SIX MONTHS ENDED
                                                       JUNE 30, 2002
                                                         (UNAUDITED)        2001         2000        1999        1998       1997
================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                     $   12.67     $   15.31   $    19.70   $   17.50   $   15.78   $  14.43
================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                           (0.00)+       (0.03)       (0.05)      (0.06)      (0.00)+     0.01
  Net Realized and Unrealized Gain (Loss) on                 (2.38)        (2.28)       (2.05)       7.89        2.42       4.58
    Investments
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         (2.38)        (2.31)       (2.10)       7.83        2.42       4.59
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                         --            --           --          --          --      (0.01)
  Net Realized Gain                                             --         (0.33)       (2.29)      (5.63)      (0.70)     (3.23)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         --         (0.33)       (2.29)      (5.63)      (0.70)     (3.24)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $   10.29     $   12.67   $    15.31   $   19.70   $   17.50   $  15.78
================================================================================================================================
TOTAL RETURN                                                (18.78)%#     (15.22)%     (11.66)%     46.44%      15.35%     33.31%
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                    $  63,377     $  85,204   $  126,531   $ 136,128   $ 130,734   $155,087
Ratio of Expenses to Average Net Assets (1)                   1.00%*        1.01%        1.00%       1.01%       1.01%      1.02%
Ratio of Expenses to Average Net Assets Excluding
 Interest Expense                                              N/A          1.00%         N/A        1.00%       1.00%      1.00%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (1)                                              (0.07)%*      (0.21)%      (0.27)%     (0.33)%      0.01%      0.08%
Portfolio Turnover Rate                                         58%#          95%          93%        155%        373%       302%
--------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during
     the period:
       Per share benefit to net investment income        $    0.01     $    0.01   $     0.00+  $    0.01   $    0.01   $   0.01
      Ratios before expense limitation:
       Expenses to Average Net Assets                         1.11%*        1.08%        1.04%       1.07%       1.03%      1.08%
       Net Investment Income (Loss) to Average
        Net Assets                                           (0.18)%*      (0.28)%      (0.29)%     (0.39)%     (0.01)%     0.02%
--------------------------------------------------------------------------------------------------------------------------------

                                                                                       CLASS B
                                                  ==============================================================================
                                                                                       YEAR ENDED DECEMBER 31,
                                                                       =========================================================
                                                    SIX MONTHS ENDED
                                                       JUNE 30, 2002
                                                         (UNAUDITED)        2001         2000        1999        1998       1997
================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                     $   12.45     $   15.09   $    19.50   $   17.40   $   15.72   $  14.42
================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                           (0.04)        (0.07)       (0.08)      (0.08)      (0.06)     (0.01)
  Net Realized and Unrealized Gain (Loss) on
    Investments                                              (2.30)        (2.24)       (2.04)       7.81        2.44       4.55
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         (2.34)        (2.31)       (2.12)       7.73        2.38       4.54
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                         --            --           --          --          --      (0.01)
  Net Realized Gain                                             --         (0.33)       (2.29)      (5.63)      (0.70)     (3.23)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         --         (0.33)       (2.29)      (5.63)      (0.70)     (3.24)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $   10.11     $   12.45   $    15.09   $   19.50   $   17.40   $  15.72
================================================================================================================================
TOTAL RETURN                                                (18.80)%#     (15.45)%     (11.89)%     46.13%      15.15%     32.90%
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                    $   7,722     $  13,143   $   18,876   $  22,168   $  16,682   $ 18,277
Ratio of Expenses to Average Net Assets (2)                   1.25%*        1.26%        1.25%       1.26%       1.26%      1.27%
Ratio of Expenses to Average Net Assets Excluding
 Interest Expense                                              N/A          1.25%        1.25%       1.25%       1.25%      1.25%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (2)                                              (0.32)%*      (0.45)%      (0.52)%     (0.58)%     (0.26)%    (0.18)%
Portfolio Turnover Rate                                         58%#          95%          93%        155%        373%       302%
--------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during
     the period:
       Per share benefit to net investment income        $    0.01     $    0.00+  $     0.00+  $    0.01   $    0.00+  $   0.00+
      Ratios before expense limitation:
       Expenses to Average Net Assets                         1.36%*        1.33%        1.29%       1.32%       1.28%      1.33%
       Net Investment Income (Loss) to Average
        Net Assets                                           (0.43)%*      (0.53)%      (0.54)%     (0.64)%     (0.28)%    (0.24)%
--------------------------------------------------------------------------------------------------------------------------------

+    Amount is less than $0.005 per share.
*    Annualized
#    Not annualized

152  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       FINANCIAL HIGHLIGHTS

                                       SMALL COMPANY GROWTH PORTFOLIO


SELECTED PER SHARE DATA AND RATIOS

                                                                                       CLASS A
                                                  ==============================================================================
                                                                                       YEAR ENDED DECEMBER 31,
                                                                       =========================================================
                                                    SIX MONTHS ENDED
                                                       JUNE 30, 2002
                                                         (UNAUDITED)        2001         2000        1999        1998       1997
================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                     $    9.65     $   10.99   $    13.32   $    8.07   $    7.72   $  13.50
================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                           (0.04)        (0.06)       (0.08)      (0.05)       0.09      (0.07)
  Net Realized and Unrealized Gain (Loss) on
   Investments                                               (1.01)        (1.28)       (0.69)       7.40        1.97       1.09
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         (1.05)        (1.34)       (0.77)       7.35        2.06       1.02
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                         --            --           --          --       (0.09)        --
  Net Realized Gain                                             --         (0.00)+      (1.56)      (2.10)      (1.62)     (6.80)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         --         (0.00)       (1.56)      (2.10)      (1.71)     (6.80)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $    8.60     $    9.65   $    10.99   $   13.32   $    8.07   $   7.72
================================================================================================================================
TOTAL RETURN                                                (10.88)%#     (12.18)%      (6.64)%     96.45%      27.54%     11.36%
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                    $  76,214     $  82,300   $   89,367   $  77,193   $  73,276   $ 57,777
Ratio of Expenses to Average Net Assets (1)                   1.10%*        1.10%        1.25%       1.25%       1.25%      1.25%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (1)                                              (0.84)%*      (0.69)%      (0.68)%     (0.59)%      1.06%     (0.87)%
Portfolio Turnover Rate                                         69%#         144%         129%        204%        331%       228%
--------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation
     during the period:
      Per share benefit to net investment income         $    0.01     $    0.01   $     0.01   $    0.01   $    0.01   $   0.01
     Ratios before expense limitation:
      Expenses to Average Net Assets                          1.23%*        1.25%        1.30%       1.43%       1.35%      1.34%
      Net Investment Income (Loss) to Average
       Net Assets                                            (0.97)%*      (0.83)%      (0.73)%     (0.78)%      0.96%     (0.95)%
--------------------------------------------------------------------------------------------------------------------------------

                                                                                       CLASS B
                                                  ==============================================================================
                                                                                       YEAR ENDED DECEMBER 31,
                                                                       =========================================================
                                                    SIX MONTHS ENDED
                                                       JUNE 30, 2002
                                                         (UNAUDITED)        2001         2000        1999        1998       1997
================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                     $    9.36     $   10.68   $    13.01   $    7.93   $    7.63   $  13.45
================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                           (0.04)        (0.06)       (0.10)      (0.08)       0.09      (0.06)
  Net Realized and Unrealized Gain (Loss) on
   Investments                                               (0.98)        (1.26)       (0.67)       7.26        1.90       1.04
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         (1.02)        (1.32)       (0.77)       7.18        1.99       0.98
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                         --            --           --          --       (0.07)        --
  Net Realized Gain                                             --         (0.00)+      (1.56)      (2.10)      (1.62)     (6.80)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         --         (0.00)       (1.56)      (2.10)      (1.69)     (6.80)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $    8.34     $    9.36   $    10.68   $   13.01   $    7.93   $   7.63
================================================================================================================================
TOTAL RETURN                                                (10.90)%#     (12.35)%      (6.81)%     95.97%      26.86%     11.13%
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                    $ 210,165     $ 184,099   $   91,069   $  14,775   $   1,282   $  1,313
Ratio of Expenses to Average Net Assets (2)                   1.35%*        1.35%        1.50%       1.50%       1.50%      1.50%
Ratio of Net Investment Income (Loss) to Average
  Net Assets (2)                                             (1.09)%*      (0.97)%      (0.97)%     (0.87)%      0.88%     (1.12)%
Portfolio Turnover Rate                                         69%#         144%         129%        204%        331%       228%
--------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during
     the period:
       Per share benefit to net investment income        $    0.01     $    0.01   $     0.00+  $    0.02   $    0.01   $   0.00+
      Ratios before expense limitation:
       Expenses to Average Net Assets                         1.48%*        1.50%        1.55%       1.66%       1.60%      1.58%
       Net Investment Income (Loss) to Average Net
        Assets                                               (1.22)%*      (1.12)%      (1.02)%      1.03%       0.78%     (1.21)%
--------------------------------------------------------------------------------------------------------------------------------

+    Amount is less than $0.005 per share.
*    Annualized
#    Not annualized

    The accompanying notes are an integral part of the financial statements. 153

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FINANCIAL HIGHLIGHTS

TECHNOLOGY PORTFOLIO


SELECTED PER SHARE DATA AND RATIOS

                                                                                         CLASS A
                                                     ===========================================================================
                                                                                        YEAR ENDED DECEMBER 31,
                                                                      ==========================================================
                                                     SIX MONTHS ENDED
                                                        JUNE 30, 2002
                                                          (UNAUDITED)       2001         2000        1999++      1998++     1997
================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                     $   12.76     $   25.82   $    38.91   $   17.98   $   11.73   $  10.71
================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                           (0.06)        (0.18)       (0.34)      (0.28)      (0.13)      0.07
  Net Realized and Unrealized Gain (Loss) on
   Investments                                               (5.20)       (12.00)       (7.69)      28.07        6.45       3.75
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         (5.26)       (12.18)       (8.03)      27.79        6.32       3.82
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                         --            --           --          --          --      (0.26)
  Net Realized Gain                                             --         (0.88)       (5.06)      (6.86)      (0.07)     (2.28)
  Return of Capital                                             --            --           --          --          --      (0.26)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         --         (0.88)       (5.06)      (6.86)      (0.07)     (2.80)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $    7.50     $   12.76   $    25.82   $   38.91   $   17.98   $  11.73
================================================================================================================================
TOTAL RETURN                                                (41.22)%#     (47.89)%     (22.67)%    160.62%      53.90%     37.27%
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                    $  21,131     $  42,195   $  101,588   $  82,190   $  27,506   $ 31,788
Ratio of Expenses to Average Net Assets (1)                   1.25%*        1.26%        1.26%       1.26%       1.29%      1.25%
Ratio of Expenses to Average Net Assets Excluding
 Interest Expense                                              N/A          1.25%        1.25%       1.25%       1.25%       N/A
Ratio of Net Investment Income (Loss) to Average
 Net Assets (1)                                              (1.09)%*      (1.09)%      (1.05)%     (1.06)%     (0.95)%    (1.07)%
Portfolio Turnover Rate                                         62%#         107%         150%        250%        265%       622%
--------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during
     the period:
       Per share benefit to net investment income        $    0.02     $    0.01   $     0.01   $    0.00+  $    0.07   $   0.08
     Ratios before expense limitation:
       Expenses to Average Net Assets                         1.63%*        1.34%        1.29%       1.28%       1.82%      2.47%
       Net Investment Income (Loss) to Average Net
        Assets                                               (1.48)%*      (1.17)%      (1.08)%     (1.09)%     (1.47)%    (2.30)%
--------------------------------------------------------------------------------------------------------------------------------

                                                                                         CLASS B
                                                     ===========================================================================
                                                                                        YEAR ENDED DECEMBER 31,
                                                                      ==========================================================
                                                     SIX MONTHS ENDED
                                                        JUNE 30, 2002
                                                          (UNAUDITED)       2001         2000        1999++      1998++     1997
================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                     $   12.61     $   25.58   $    38.69   $   17.92   $   11.72   $  10.71
================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                           (0.09)        (0.21)       (0.41)      (0.35)      (0.16)      0.04
  Net Realized and Unrealized Gain (Loss) on
   Investments                                               (5.10)       (11.88)       (7.64)      27.98        6.43       3.74
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         (5.19)       (12.09)       (8.05)      27.63        6.27       3.78
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                         --            --           --          --          --      (0.25)
  Net Realized Gain                                             --         (0.88)       (5.06)      (6.86)      (0.07)     (2.28)
  Return of Capital                                             --            --           --          --          --      (0.24)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         --         (0.88)       (5.06)      (6.86)      (0.07)     (2.77)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $    7.42     $   12.61   $    25.58   $   38.69   $   17.92   $  11.72
================================================================================================================================
TOTAL RETURN                                                (41.16)%#     (47.99)%     (22.86)%    160.26%      53.52%     36.90%
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                    $   1,439     $   3,137   $    6,251   $   4,192   $     850   $  2,394
Ratio of Expenses to Average Net Assets (2)                   1.50%*        1.51%        1.51%       1.51%       1.55%      1.50%
Ratio of Expenses to Average Net Assets Excluding
 Interest Expense                                              N/A          1.50%        1.50%       1.50%       1.50%       N/A
Ratio of Net Investment Income (Loss) to Average
 Net Assets (2)                                              (1.34)%*      (1.34)%      (1.30)%     (1.31)%     (1.32)%    (1.41)%
Portfolio Turnover Rate                                         62%#         107%         150%        250%        265%       622%
--------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during
     the period:
       Per share benefit to net investment income        $    0.02     $    0.01   $     0.01   $    0.00+  $    0.07   $   0.04
     Ratios before expense limitation:
       Expenses to Average Net Assets                         1.88%*        1.59%        1.54%       1.53%       2.08%      2.72%
       Net Investment Income (Loss) to Average
        Net Assets                                           (1.73)%*      (1.42)%      (1.34)%     (1.32)%     (1.84)%    (2.63)%
--------------------------------------------------------------------------------------------------------------------------------

+    Amount is less than $0.005 per share
++ Per share amounts for the year ended December 31, 1999 and 1998 are based on average shares outstanding.
*    Annualized
#    Not annualized

154  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       FINANCIAL HIGHLIGHTS

                                       U.S. REAL ESTATE PORTFOLIO


SELECTED PER SHARE DATA AND RATIOS

                                                                                       CLASS A
                                                    =============================================================================
                                                                                       YEAR ENDED DECEMBER 31,
                                                                      ===========================================================
                                                     SIX MONTHS ENDED
                                                        JUNE 30, 2002
                                                           (UNAUDITED)     2001        2000        1999         1998++       1997
=================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                    $   14.63     $   14.50   $   11.84   $   12.71    $   15.38    $   14.41
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                           0.26          0.60        0.51        0.81         0.47         0.42
  Net Realized and Unrealized Gain (Loss)
   on Investments                                            1.32          0.71        2.94       (0.98)       (2.32)        3.40
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         1.58          1.31        3.45       (0.17)       (1.85)        3.82
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                     (0.14)        (0.57)      (0.56)      (0.66)       (0.49)       (0.43)
  Net Realized Gain                                            --         (0.61)      (0.23)      (0.04)       (0.33)       (2.42)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                     (0.14)        (1.18)      (0.79)      (0.70)       (0.82)       (2.85)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $   16.07     $   14.63   $   14.50   $   11.84    $   12.71    $   15.38
=================================================================================================================================
TOTAL RETURN                                                10.79%#        9.27%      29.65%      (1.48)%     (12.29)%      27.62%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                   $ 889,569     $ 696,871   $ 584,263   $ 311,064    $ 259,589    $ 361,549
Ratio of Expenses to Average Net Assets (1)                  1.00%*        1.00%       1.00%       1.00%        1.00%        1.00%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (1)                                      3.44%*        4.19%       4.13%       6.52%        3.33%        2.72%
Portfolio Turnover Rate                                        15%#          33%         31%         47%         117%         135%
---------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation
     during the period:
      Per share benefit to net investment income              N/A     $    0.00+  $    0.00+  $    0.00+   $    0.00+   $    0.01
     Ratios before expense limitation:
      Expenses to Average Net Assets                          N/A          1.01%       1.01%       1.02%        1.04%        1.04%
      Net Investment Income (Loss) to Average
       Net Assets                                             N/A          4.18%       4.11%       6.51%        3.30%        2.68%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                       CLASS B
                                                    =============================================================================
                                                                                       YEAR ENDED DECEMBER 31,
                                                                      ===========================================================
                                                     SIX MONTHS ENDED
                                                        JUNE 30, 2002
                                                           (UNAUDITED)     2001        2000        1999         1998++       1997
=================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                    $   14.55     $   14.45   $   11.80   $   12.67    $   15.34    $   14.39
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                           0.24          0.56        0.49        0.82         0.47         0.47
  Net Realized and Unrealized Gain (Loss)
   on Investments                                            1.31          0.68        2.92       (1.02)       (2.35)        3.29
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         1.55          1.24        3.41       (0.20)       (1.88)        3.76
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                     (0.12)        (0.53)      (0.53)      (0.63)       (0.46)       (0.39)
  Net Realized Gain                                            --         (0.61)      (0.23)      (0.04)       (0.33)       (2.42)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                     (0.12)        (1.14)      (0.76)      (0.67)       (0.79)       (2.81)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $   15.98     $   14.55   $   14.45   $   11.80    $   12.67    $   15.34
=================================================================================================================================
TOTAL RETURN                                                10.70%#        8.78%      29.36%      (1.73)%     (12.52)%      27.21%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                   $  31,028     $  23,198   $  20,235   $  13,418    $  13,523    $  21,231
Ratio of Expenses to Average Net Assets (2)                  1.25%*        1.25%       1.25%       1.25%        1.25%        1.25%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (2)                                      3.19%*        3.96%       3.83%       6.13%        3.23%        3.49%
Portfolio Turnover Rate                                        15%#          33%         31%         47%         117%         135%
---------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation
     during the period:
      Per share benefit to net investment income              N/A     $    0.00+  $    0.00+  $    0.00+   $    0.01    $    0.00+
     Ratios before expense limitation:
      Expenses to Average Net Assets                          N/A          1.26%       1.26%       1.27%        1.29%        1.28%
      Net Investment Income (Loss) to Average
       Net Assets                                             N/A          3.95%       3.81%       6.12%        3.20%        3.46%
---------------------------------------------------------------------------------------------------------------------------------

+    Amount is less than $0.005 per share
++ Per share amounts for the years ended December 31, 1998 are based on average shares outstanding.
*    Annualized
#    Not annualized

    The accompanying notes are an integral part of the financial statements. 155

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FINANCIAL HIGHLIGHTS

VALUE EQUITY PORTFOLIO


SELECTED PER SHARE DATA AND RATIOS

                                                                                       CLASS A
                                                    =============================================================================
                                                                                       YEAR ENDED DECEMBER 31,
                                                                      ===========================================================
                                                     SIX MONTHS ENDED
                                                        JUNE 30, 2002
                                                           (UNAUDITED)     2001++      2000        1999         1998         1997
=================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                    $    9.68     $   10.32   $    9.63   $   10.78    $   13.62    $   13.89
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                           0.07          0.15        0.16        0.26         0.20         0.35
  Net Realized and Unrealized Gain (Loss)
   on Investments                                           (1.20)        (0.31)       1.54        0.97         0.98         3.51
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        (1.13)        (0.16)       1.70        1.23         1.18         3.86
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                     (0.03)        (0.15)      (0.16)      (0.17)       (0.21)       (0.35)
  Net Realized Gain                                            --         (0.33)      (0.85)      (2.21)       (3.81)       (3.78)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                     (0.03)        (0.48)      (1.01)      (2.38)       (4.02)       (4.13)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $    8.52     $    9.68   $   10.32   $    9.63    $   10.78    $   13.62
=================================================================================================================================
TOTAL RETURN                                               (11.70)%#      (1.55)%     18.08%      11.63%        8.79%       29.20%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                   $  92,645     $ 101,691   $  70,454   $  46,768    $  57,543    $  86,054
Ratio of Expenses to Average Net Assets (1)                  0.70%*        0.70%       0.70%       0.73%        0.70%        0.70%
Ratio of Expenses to Average Net Assets
 Excluding Interest Expense                                   N/A           N/A         N/A        0.70%         N/A          N/A
Ratio of Net Investment Income (Loss) to
 Average Net Assets (1)                                      1.63%*        1.56%       1.64%       1.25%        1.36%        2.15%
Portfolio Turnover Rate                                        17%#          50%         62%         80%         153%          36%
---------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation
     during the period:
      Per share benefit to net investment income        $    0.00+    $    0.01   $    0.01   $    0.03    $    0.02    $    0.02
     Ratios before expense limitation:
      Expenses to Average Net Assets                         0.79%*        0.79%       0.81%       0.86%        0.82%        0.80%
      Net Investment Income (Loss) to Average
       Net Assets                                            1.54%*        1.47%       1.54%       1.12%        1.25%        2.06%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                       CLASS B
                                                    =============================================================================
                                                                                       YEAR ENDED DECEMBER 31,
                                                                      ===========================================================
                                                     SIX MONTHS ENDED
                                                        JUNE 30, 2002
                                                           (UNAUDITED)     2001++      2000        1999         1998         1997
=================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                    $    9.67     $   10.32   $    9.60   $   10.76    $   13.59    $   13.89
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                           0.07          0.13        0.12        0.20         0.07         0.28
  Net Realized and Unrealized Gain (Loss)
   on Investments                                           (1.20)        (0.32)       1.56        0.99         1.08         3.51
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        (1.13)        (0.19)       1.68        1.19         1.15         3.79
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                     (0.03)        (0.13)      (0.11)      (0.13)       (0.17)       (0.31)
  Net Realized Gain                                            --         (0.33)      (0.85)      (2.22)       (3.81)       (3.78)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                     (0.03)        (0.46)      (0.96)      (2.35)       (3.98)       (4.09)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $    8.51     $    9.67   $   10.32   $    9.60    $   10.76    $   13.59
=================================================================================================================================
TOTAL RETURN                                               (11.77)%#      (1.89)%     17.92%      11.22%        8.59%       28.70%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                   $  49,877     $  24,597   $     891   $     921    $   1,045    $   2,246
Ratio of Expenses to Average Net Assets (2)                  0.95%*        0.95%       0.95%       0.98%        0.95%        0.95%
Ratio of Expenses to Average Net Assets
 Excluding Interest Expense                                   N/A           N/A         N/A        0.95%         N/A          N/A
Ratio of Net Investment Income (Loss) to
 Average Net Assets (2)                                      1.38%*        1.25%       1.35%       1.01%        1.12%        1.86%
Portfolio Turnover Rate                                        17%#          50%         62%         80%         153%          36%
---------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation
     during the period:
      Per share benefit to net investment income        $    0.00+    $    0.01   $    0.01   $    0.03    $    0.02    $    0.01
     Ratios before expense limitation:
      Expenses to Average Net Assets                         1.04%*        1.04%       1.11%       1.13%        1.07%        1.04%
      Net Investment Income (Loss) to Average
       Net Assets                                            1.29%*        1.17%       1.24%       0.87%        1.01%        1.77%
---------------------------------------------------------------------------------------------------------------------------------

+    Amount is less than $0.005 per share.
++ Per share amounts for the years ended December 31, 2001 are based on average shares outstanding.
*    Annualized
#    Not annualized

156  The accompanying notes are an integral part of the financial statements.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       FINANCIAL HIGHLIGHTS

                                       EMERGING MARKETS DEBT PORTFOLIO


SELECTED PER SHARE DATA AND RATIOS

                                                                                       CLASS A
                                                    =============================================================================
                                                                                       YEAR ENDED DECEMBER 31,
                                                                      ===========================================================
                                                    SIX MONTHS ENDED
                                                       JUNE 30, 2002
                                                         (UNAUDITED)       2001        2000        1999++       1998++       1997++
=================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                    $    2.95     $    2.88   $    3.00   $    2.61    $    5.77    $    7.54
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                               0.12          0.21        0.55        0.43         1.13         0.74
  Net Realized and Unrealized Gain (Loss)
   on Investments                                           (0.08)         0.09       (0.17)       0.34        (3.19)        0.55
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         0.04          0.30        0.38        0.77        (2.06)        1.29
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                        --         (0.23)      (0.50)      (0.37)       (1.10)       (0.71)
  Net Realized Gain                                            --            --          --          --           --        (2.25)
  Return of Capital                                            --            --          --       (0.01)          --        (0.10)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                        --         (0.23)      (0.50)      (0.38)       (1.10)       (3.06)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $    2.99     $    2.95   $    2.88   $    3.00    $    2.61    $    5.77
=================================================================================================================================
TOTAL RETURN                                                 1.36%#       10.57%      12.81%      29.22%      (35.95)%      18.29%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                   $  51,843     $  52,561   $  47,080   $  52,654    $  46,234    $ 142,382
Ratio of Expenses to Average Net Assets                      1.14%*        1.13%       1.15%       1.40%        2.38%        1.60%
Ratio of Expenses to Average Net Assets
 Excluding Interest Expense                                   N/A           N/A        1.10%       1.29%        1.34%         N/A
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                          7.70%*        8.22%      13.33%      13.12%       11.61%        8.06%
Portfolio Turnover Rate                                        97%#         316%        375%        249%         457%         417%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                       CLASS B
                                                    =============================================================================
                                                                                       YEAR ENDED DECEMBER 31,
                                                                      ===========================================================
                                                    SIX MONTHS ENDED
                                                       JUNE 30, 2002
                                                         (UNAUDITED)       2001        2000        1999++       1998++       1997++
=================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                    $    3.01     $    2.92   $    3.03   $    2.66    $    5.77    $    7.53
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                               0.12          0.30        0.20        0.28         1.13         0.69
  Net Realized and Unrealized Gain (Loss)
   on Investments                                           (0.10)         0.02        0.17        0.46        (3.17)        0.59
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         0.02          0.32        0.37        0.74        (2.04)        1.28
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                        --         (0.23)      (0.48)      (0.05)       (1.07)       (0.69)
  Net Realized Gain                                            --            --          --          --           --        (2.25)
  Return of Capital                                            --            --          --       (0.32)          --        (0.10)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                        --         (0.23)      (0.48)      (0.37)       (1.07)       (3.04)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $    3.03     $    3.01   $    2.92   $    3.03    $    2.66    $    5.77
=================================================================================================================================
TOTAL RETURN                                                 1.00%#       10.50%      12.50%      28.01%      (35.37)%      18.05%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                   $     432     $     429   $     387   $     860    $   1,187    $   2,281
Ratio of Expenses to Average Net Assets                      1.39%*        1.38%       1.40%       1.65%        2.62%        1.91%
Ratio of Expenses to Average Net Assets
 Excluding Interest Expense                                   N/A           N/A        1.35%       1.55%        1.60%         N/A
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                          7.45%*        7.97%      13.28%      12.85%       11.09%        7.87%
Portfolio Turnover Rate                                        97%#         316%        375%        249%         457%         417%
---------------------------------------------------------------------------------------------------------------------------------

++ Per share amounts for the years ended December 31, 1999, 1998, and 1997 are based on average shares outstanding.
*    Annualized
#    Not annualized

    The accompanying notes are an integral part of the financial statements. 157

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FINANCIAL HIGHLIGHTS

GLOBAL FIXED INCOME II PORTFOLIO


SELECTED PER SHARE DATA AND RATIOS

                                                                                       CLASS A
                                                    =============================================================================
                                                                                       YEAR ENDED DECEMBER 31,
                                                                      ===========================================================
                                                    SIX MONTHS ENDED
                                                     JUNE 30, 2002++
                                                         (UNAUDITED)       2001        2000        1999++       1998++       1997++
=================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                    $   11.06     $   11.10   $   11.22   $   12.51    $   11.15    $   11.30
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                           0.22          0.45        0.54        0.51         0.55         0.56
  Net Realized and Unrealized Gain (Loss)
   on Investments                                            0.93         (0.49)      (0.42)      (1.37)        0.98        (0.40)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         1.15         (0.04)       0.12       (0.86)        1.53         0.16
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                        --            --       (0.24)      (0.42)       (0.17)       (0.31)
  Return of Capital                                            --            --          --       (0.01)          --           --
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                        --            --       (0.24)      (0.43)       (0.17)       (0.31)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $   12.21     $   11.06   $   11.10   $   11.22    $   12.51    $   11.15
=================================================================================================================================
TOTAL RETURN                                                10.40%#       (0.36)%      1.18%      (6.84)%      13.84%        1.50%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                   $  11,125     $  22,291   $  27,852   $  34,225    $  45,884    $  84,635
Ratio of Expenses to Average Net Assets (1)                  0.50%*        0.53%       0.50%       0.50%        0.50%        0.50%
Ratio of Expenses to Average Net Assets Excluding
 Foreign Tax Expense and Interest Expense                     N/A          0.50%        N/A         N/A          N/A          N/A
Ratio of Net Investment Income (Loss) to Average
 Net Assets (1)                                              3.96%*        3.83%       4.58%       4.01%        4.76%        5.05%
Portfolio Turnover Rate                                        30%#          72%         73%        102%         110%         116%
---------------------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation
     during the period:
      Per share benefit to net investment income        $    0.03     $    0.04   $    0.04   $    0.03    $    0.03    $    0.02
     Ratios before expense limitation:
      Expenses to Average Net Assets                         0.99%*        0.90%       0.87%       0.76%        0.81%        0.71%
      Net Investment Income (Loss) to Average
       Net Assets                                            3.47%*        3.46%       4.23%       3.75%        4.48%        4.84%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                       CLASS B
                                                    =============================================================================
                                                                                       YEAR ENDED DECEMBER 31,
                                                                      ===========================================================
                                                    SIX MONTHS ENDED
                                                     JUNE 30, 2002++
                                                         (UNAUDITED)       2001        2000        1999++       1998++       1997++
=================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                    $   11.00     $   11.06   $   11.19   $   12.48    $   11.13    $   11.29
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                  0.21          0.45        0.47        0.45         0.53         0.54
  Net Realized and Unrealized Gain (Loss)
   on Investments                                            0.93         (0.51)      (0.37)      (1.32)        0.98        (0.40)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         1.14         (0.06)       0.10       (0.87)        1.51         0.14
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                                        --            --       (0.23)      (0.42)       (0.16)       (0.30)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $   12.14     $   11.00   $   11.06   $   11.19    $   12.48    $   11.13
=================================================================================================================================
TOTAL RETURN                                                10.36%#       (0.54)%      1.07%      (7.09)%      13.68%        1.29%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                   $      92     $     313   $     320   $     322    $     362    $     366
Ratio of Expenses to Average Net Assets (2)                  0.65%*        0.68%       0.65%       0.65%        0.65%        0.65%
Ratio of Expenses to Average Net Assets Excluding
 Foreign Tax Expense and Interest Expense                     N/A          0.65%        N/A         N/A          N/A          N/A
Ratio of Net Investment Income (Loss) to Average
 Net Assets (2)                                              3.81%*        3.79%       4.42%       3.86%        4.54%        4.88%
Portfolio Turnover Rate                                        30%#          72%         73%        102%         110%         116%
---------------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation
     during the period:
      Per share benefit to net investment income        $    0.03     $    0.05   $    0.04   $    0.03    $    0.03    $    0.02
     Ratios before expense limitation:
      Expenses to Average Net Assets                         1.14%*        1.05%       1.02%       0.91%        0.99%        0.86%
      Net Investment Income (Loss) to Average
       Net Assets                                            3.32%*        3.42%       4.06%       3.60%        4.26%        4.68%
---------------------------------------------------------------------------------------------------------------------------------

++ Per share amounts for the periods ended June 30, 2002 and December 31, 1999, 1998 and 1997 are based on average shares outstanding.
*    Annualized
#    Not annualized

158  The accompanying notes are an integral part of the financial statements.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FINANCIAL HIGHLIGHTS

                                         MONEY MARKET PORTFOLIO


SELECTED PER SHARE DATA AND RATIOS

                                                                                    CLASS A
                                           =======================================================================================
                                                                                    YEAR ENDED DECEMBER 31,
                                                               ===================================================================
                                           SIX MONTHS ENDED
                                              JUNE 30, 2002
                                                (UNAUDITED)           2001          2000          1999          1998          1997
==================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD             $     1.000   $     1.000   $     1.000   $     1.000   $     1.000   $     1.000
==================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                         0.007         0.038         0.060         0.047         0.051         0.051
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                               (0.007)       (0.038)       (0.060)       (0.047)       (0.051)       (0.051)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $     1.000   $     1.000   $     1.000   $     1.000   $     1.000   $     1.000
==================================================================================================================================
TOTAL RETURN                                            0.67%#        3.82%         6.06%         4.80%         5.20%         5.20%
==================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)            $ 1,705,340   $ 2,706,283   $ 3,026,412   $ 2,931,316   $ 1,958,177   $ 1,506,210
Ratio of Expenses to Average Net Assets                 0.50%*        0.48%         0.48%         0.50%         0.49%         0.49%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                     1.34%*        3.90%         6.07%         4.73%         5.07%         5.12%
----------------------------------------------------------------------------------------------------------------------------------

                                       MUNICIPAL MONEY MARKET PORTFOLIO

                                                                                    CLASS A
                                             =====================================================================================
                                                                                    YEAR ENDED DECEMBER 31,
                                                               ===================================================================
                                              SIX MONTHS ENDED
                                                 JUNE 30, 2002
                                                   (UNAUDITED)        2001          2000          1999          1998          1997
==================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD             $     1.000   $     1.000   $     1.000   $     1.000   $     1.000   $     1.000
==================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                         0.004         0.022         0.044         0.027         0.030         0.031
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF
  Net Investment Income                               (0.004)       (0.022)       (0.044)       (0.027)       (0.030)       (0.031)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $     1.000   $     1.000   $     1.000   $     1.000   $     1.000   $     1.000
==================================================================================================================================
TOTAL RETURN                                            0.44%#        2.23%         3.57%         2.77%         3.00%         3.17%
==================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)            $ 1,102,926   $ 1,346,818   $ 1,476,436   $ 1,405,646   $   990,579   $   804,607
Ratio of Expenses to Average Net Assets                 0.48%*        0.49%         0.48%         0.50%         0.50%         0.50%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                     0.88%*        2.25%         3.50%         2.76%         2.96%         3.14%
----------------------------------------------------------------------------------------------------------------------------------

*    Annualized
#    Not annualized

    The accompanying notes are an integral part of the financial statements. 159

MORGAN STANLEY INSTITUTIONAL FUND, INC.

JUNE 30, 2002 (UNAUDITED)


NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of twenty-three separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). Each Portfolio (with the exception of the International Small Cap, Money Market and Municipal Money Market Portfolios) offers two classes of shares -- Class A and Class B. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights. Effective May 20, 2002, the Fixed Income III and High Yield II Portfolios were combined with the assets of the Investment Grade Fixed Income and High Yield Portfolios, respectively, of the
Morgan Stanley Institutional Fund Trust.

The investment objectives of each of the Portfolios are described in detail in the Investment Overviews appearing elsewhere in this Semi-Annual Report. Generally, the investment objective of the domestic and international equity portfolios is to seek capital appreciation by investing in equity and equity-related securities. The investment objective of the international fixed income portfolios is primarily to seek a high total return consistent with preservation of capital. The investment objective of the money market portfolios is to seek current income and preserve capital.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and/or traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Securities owned by the Money Market and Municipal Money Market Portfolios are stated at amortized cost, which approximates market value. All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned. Taxes may also be based on the movement of foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Portfolios, along with other affiliated investment companies, may utilize a joint trading

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                       JUNE 30, 2002 (UNAUDITED)


NOTES TO FINANCIAL STATEMENTS (CONT'D)

     account for the purpose of entering into repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities--at the prevailing rates of exchange on the valuation date;

     - investment transactions, investment income and expenses--at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of government supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued on the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolios as unrealized gain or loss. The Portfolios record realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Credit risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gains on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Each Portfolio may make forward commitments to purchase or sell securities.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

JUNE 30, 2002 (UNAUDITED)


NOTES TO FINANCIAL STATEMENTS (CONT'D)

     Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, certain Portfolios may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the Portfolio's records. Purchasing securities on a forward commitment or when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains or losses may have on a Portfolio.

7. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. A Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolios have the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolios generally have no right to enforce compliance by the borrower under the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation and any intermediaries between the Lender and the Portfolio. When a Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which a Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. Dividends and interest payable on such securities sold short are included as dividend expense and interest expense, respectively, in the Statement of Operations. A Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the Portfolio's records or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolios involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from the purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

9. SECURITY LENDING: Certain Portfolios may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received.

     Portfolios that lend securities receive cash as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                       JUNE 30, 2002 (UNAUDITED)


NOTES TO FINANCIAL STATEMENTS (CONT'D)

     accordance with pre-established guidelines. A portion of the interest received on the loan collateral is retained by the Portfolio, and the remainder is rebated to the borrower of the securities. The net amount of interest earned, after the interest rebate and allocation to the securities lending agent, is included in the Statement of Operations in interest income. The value of loaned securities and related collateral outstanding at June 30, 2002 are as follows:

                                           VALUE OF
                                             LOANED          VALUE OF
                                         SECURITIES        COLLATERAL
PORTFOLIO                                     (000)             (000)
----------------------------------------------------------------------
Active International Allocation          $   38,539        $   39,461
Emerging Markets                            105,582           107,639
European Value Equity                         2,992             3,042
International Equity                        635,799           649,992
International Magnum                          6,799             6,989
Equity Growth                                22,724            23,022

The following Portfolios have earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent):

                                                         NET INTEREST
                                                            EARNED BY
                                                            PORTFOLIO
PORTFOLIO                                                        (000)
----------------------------------------------------------------------
Active International Allocation                            $      152
Emerging Markets                                                  190
European Value Equity                                               2
International Equity                                            1,982
International Magnum                                               17
Equity Growth                                                      40

10. STRUCTURED SECURITIES: The Emerging Markets Debt Portfolio may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Portfolio to credit risks of the underlying instruments as well as of the issuer of the structured security. Structured securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

11. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash, government securities or other high grade liquid investments deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date the contract was entered into and the value at closing is recorded as realized gains or losses in the Statement of Operations. Due from (to) broker is comprised of initial margin and variation margin, as stated in the Statement of Net Assets.

     Certain Portfolios may use futures contracts in order to manage their exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of hedged investments.

12. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, a Portfolio, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

     Certain Portfolios may purchase call and put options on their portfolio securities or other financial instruments. Each Portfolio may purchase call options to protect against an increase in the price of the security or financial

MORGAN STANLEY INSTITUTIONAL FUND, INC.

JUNE 30, 2002 (UNAUDITED)


NOTES TO FINANCIAL STATEMENTS (CONT'D)

     instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

13. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Dividends to the shareholders of the Money Market and the Municipal Money Market Portfolios are accrued daily and are distributed on or about the 15th of each month. Distributions for the remaining Portfolios are recorded on the ex-distribution date.

     The U.S. Real Estate Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

     The amount and character of income and capital gain distributions to be paid by the Portfolios of the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassification among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital. Permanent book and taxes differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

     For certain Portfolios that invest in international securities, a 2.00% redemption fee is imposed on shares purchased in those Portfolios and held less than 60 days. The purpose of the redemption fees is to protect the Portfolios and their shareholders from the effects of short-term trading in Portfolios' shares. These fees are recorded as Redemption Fees in the Statement of Changes in Net Assets.

B. ADVISER: Morgan Stanley Investment Management, Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Fund with investment advisory services under the terms of an Investment Advisory and Management Agreement (the "Agreement") at the annual rates of average daily net assets indicated below. MS Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolios, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                                 MAXIMUM
                                                              EXPENSE RATIO
                                              ADVISORY     ---------------------
PORTFOLIO                                          FEE     CLASS A      CLASS B
--------------------------------------------------------------------------------
Active International Allocation                  0.65%       0.80%        1.05%
Asian Equity                                     0.80        1.00         1.25
Asian Real Estate                                0.80        1.00         1.25
Emerging Markets                                 1.25        1.75         2.00
European Real Estate                             0.80        1.00         1.25
European Value Equity                            0.80        1.00         1.25
Global Franchise                                 0.80        1.00         1.25
Global Value Equity                              0.80        1.00         1.25
International Equity                             0.80        1.00         1.25
International Magnum                             0.80        1.00         1.25
International Small Cap                          0.95        1.15          N/A
Japanese Value Equity                            0.80        1.00         1.25
Latin American                                   1.10        1.70         1.95
Equity Growth                                    0.60        0.80         1.05
Focus Equity                                     0.80        1.00         1.25
Small Company Growth                             1.00        1.10         1.35
Technology                                       1.00        1.25         1.50
U.S. Real Estate                                 0.80        1.00         1.25

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                       JUNE 30, 2002 (UNAUDITED)


NOTES TO FINANCIAL STATEMENTS (CONT'D)

                                                                 MAXIMUM
                                                              EXPENSE RATIO
                                              ADVISORY     ---------------------
PORTFOLIO                                          FEE     CLASS A      CLASS B
--------------------------------------------------------------------------------
Value Equity                                     0.50%       0.70%        0.95%
Emerging Markets Debt                            0.75        1.75         2.00
Global Fixed Income II                           0.40        0.50         0.65
Money Market                                     0.30        0.55          N/A
Municipal Money Market                           0.30        0.57          N/A

Morgan Stanley Investment Advisors Inc., (the "Sub-Advisor" or "MS Advisors"), provides sub-advisory services to the Money Market and Municipal Money Market Portfolios. MS Advisors receives a sub-advisory fee from the investment advisory fees paid to MS Investment Management by the Money Market and Municipal Money Market Portfolios.

C. ADMINISTRATOR: MS Investment Management (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.15% of the average daily net assets of each Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMISC provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. DISTRIBUTOR: Morgan Stanley & Co., Incorporated (the "Distributor"), a wholly-owned subsidiary of Morgan Stanley, and an affiliate of MS Investment Management, serves as the distributor of the Fund and provides Class B shareholders of the applicable Portfolios with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Distributor is entitled to receive from each applicable Portfolio, a distribution fee, which is accrued daily and paid quarterly, at an annual rate of 0.25% of the Class B shares' average daily net assets. The Distributor may voluntarily waive from time to time all or any portion of its distribution fee. The Distributor has agreed to reduce its fees to 0.15% of the Class B shares' average daily net assets for the Global Fixed Income II Portfolio.

E. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

F. DIRECTORS' FEES: Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in certain Portfolios' shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. The deferred fees payable, under the Compensation Plan, at June 30, 2002, totaled $1,090,000 and are included in Directors' Fees and Expenses Payable for the applicable Portfolios on the Statement of Net Assets.

G. PURCHASES AND SALES: During the six months ended June 30, 2002, purchases and sales of investment securities, other than long-term U.S. Government securities and short-term investments, were:

                                            PURCHASES           SALES
PORTFOLIO                                        (000)           (000)
----------------------------------------------------------------------
Active International Allocation           $    69,949     $   140,075
Asian Equity                                   16,520          18,722
Asian Real Estate                                 643             620
Emerging Markets                              402,164         375,614
European Real Estate                            4,776           6,401
European Value Equity                          21,343          19,579
Global Franchise                               59,627           3,629
Global Value Equity                            15,886           8,336
International Equity                        1,195,222       1,097,811
International Magnum                           25,558         126,615
International Small Cap                       129,450          78,103
Japanese Value Equity                           5,572           2,613
Latin American                                  7,459           7,928
Equity Growth                                 349,538         374,461
Focus Equity                                   48,182          60,535
Small Company Growth                          251,626         184,992
Technology                                     20,299          26,489
U.S. Real Estate                              237,246         113,771
Value Equity                                   60,191          23,207
Emerging Markets Debt                          50,575          50,833
Global Fixed Income II                          5,784          18,478

During the six months ended June 30, 2002, purchases and sales of long-term U.S. Government securities by the Global Fixed Income II Portfolio was $3,341,000 and $3,212,000, respectively.

During the six months ended June 30, 2002, the following Portfolios paid brokerage commissions to Morgan Stanley & Co., an affiliated broker/dealer:

                                                            BROKERAGE
                                                          COMMISSIONS
PORTFOLIO                                                        (000)
----------------------------------------------------------------------
Asian Equity                                                    $   8
Emerging Markets                                                  205
Global Value Equity                                                 2
Equity Growth                                                      11
Focus Equity                                                        8
Small Company Growth                                               19
Technology                                                          1
Value Equity                                                       24

MORGAN STANLEY INSTITUTIONAL FUND, INC.

JUNE 30, 2002 (UNAUDITED)


NOTES TO FINANCIAL STATEMENTS (CONT'D)

H. OTHER: At June 30, 2002, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each of the Portfolios (excluding foreign currency if applicable) were:

                                                                                       NET
                                                                              APPRECIATION
                               COST      APPRECIATION      DEPRECIATION      (DEPRECIATION)
PORTFOLIO                      (000)             (000)             (000)              (000)
-------------------------------------------------------------------------------------------
Active
International
Allocation              $   402,108      $     14,144      $    (77,365)     $     (63,221)

Asian
Equity                       44,652             6,620            (4,543)             2,077

Asian Real
Estate                        2,369               253              (131)               122

Emerging
Markets                   1,013,738            91,816          (168,160)           (76,344)

European
Real Estate                  15,570             1,965              (179)             1,786

European
Value Equity                 39,334             2,462            (2,560)               (98)

Global
Franchise                    67,678             9,814            (1,093)             8,721

Global Value
Equity                       73,423             6,084            (7,103)            (1,019)

International
Equity                    4,943,787           414,588          (289,923)           124,665

International
Magnum                       95,009             4,340           (11,974)            (7,634)

International
Small Cap                   479,068            58,975           (62,320)            (3,345)

Japanese
Value Equity                 37,757             1,076            (8,830)            (7,754)

Latin
American                     24,102               271            (4,191)            (3,920)

Equity
Growth                      783,253            22,065          (102,057)           (79,992)

Focus
Equity                       82,293               689           (11,909)           (11,220)

Small
Company
Growth                      291,650            27,553           (28,416)              (863)

Technology                   37,600               479           (15,383)           (14,904)

U.S. Real
Estate                      802,156           141,109           (21,515)           119,594

Value
Equity                      148,516            10,249           (16,637)            (6,388)

Emerging
Markets
Debt                         53,717             2,514            (4,627)            (2,113)

Global Fixed
Income II                    10,755               427              (217)               210

Money
Market                    1,706,667                --                --                 --

Municipal
Money Market              1,155,369                --                --                 --

At December 31, 2001, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

                                          EXPIRATION DATE DECEMBER 31, (000)
--------------------------------------------------------------------------------------------------------------
PORTFOLIO              2003         2005          2006          2007         2008          2009          TOTAL
--------------------------------------------------------------------------------------------------------------
Active
International
Allocation           $   --      $    --      $     --      $     --      $    --     $  20,350      $  20,350

Asian
Equity                   --       10,287        67,604            --           --        17,418         95,309

Asian Real
Estate                   --           --         2,190            --           --            --          2,190

Emerging
Markets                  --           --            --            --           --       266,985        266,985

European Real
Estate                   --           40         1,452         4,708          215           101          6,516

European
Value Equity             --           --            --            --           --           717            717

Global Value
Equity                   --           --            --            --           --            75             75

International
Magnum                   --           --            --            --           --        11,881         11,881

Japanese
Value Equity             --        9,712        23,700           583           --            --         33,995

Latin
American                 --           --        15,053         5,508           --         1,705         22,266

Equity
Growth                   --           --            --            --           --        34,272         34,272

Focus
Equity                   --           --            --            --           --        14,650         14,650

Small
Company
Growth                   --           --            --            --           --        48,399         48,399

Technology               --           --            --            --           --        50,529         50,529

Emerging
Markets
Debt                     --           --        83,972         9,761           --           778         94,511

Global Fixed
Income II             1,568           --            --            53          304            50          1,975

To the extent that capital loss carryovers are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Net capital, passive investment company (PFIC), and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2001, the Portfolio deferred to January 1, 2002 for U.S. Federal income tax purposes, post-October capital, PFIC and currency losses.

                                         CAPITAL                        CURRENCY
                                          LOSSES         PFIC             LOSSES
PORTFOLIO                                  (000)         (000)             (000)
--------------------------------------------------------------------------------
Active International Allocation         $ 16,266         $  11           $    --
Asian Equity                               1,559            --                 4
Asian Real Estate                             16            --                 1
Emerging Markets                          30,980           184             2,172
European Real Estate                          79            --                 4
European Value Equity                        599            --                17
Global Franchise                              --            --                25
International Magnum                         675            61                 8

166

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                       JUNE 30, 2002 (UNAUDITED)


NOTES TO FINANCIAL STATEMENTS (CONT'D)

                                         CAPITAL                        CURRENCY
                                          LOSSES          PFIC            LOSSES
PORTFOLIO                                  (000)         (000)             (000)
--------------------------------------------------------------------------------
International Small Cap                 $     --         $ 351           $    75
Japanese Value Equity                      1,497            69                27
Latin American                               651            --                19
Equity Growth                                425            --                --
Focus Equity                               1,400            --                --
Small Company Growth                       1,346            --                --
Technology                                 5,652            --                --
U.S. Real Estate                              --            --                 2
Value Equity                                   3            --                --
Emerging Markets Debt                        398            --                --
Global Fixed Income II                         9            --                98

At December 31, 2001, International Small Cap and U.S. Real Estate Portfolios had distributable short-term capital gains, which are treated as ordinary income for tax purposes, of $856,000 and $1,404,000. Additionally, the International Small Cap and U.S. Real Estate Portfolios, had distributable long-term capital gains on a tax basis of $148,000 and $4,239,000, respectively. These amounts will be distributed in the year 2002.

The realized gain distribution amounts shown in the Statement of Changes in Net Assets for the year ended December 31, 2001 include short-term realized gains which are treated as ordinary income for tax purposes. Short-term realized gains included in realized gain distributions for each of the Portfolios were:

                                                                      2001
PORTFOLIO                                                             (000)
--------------------------------------------------------------------------------
Active International Allocation                                   $    228
European Value Equity                                                   31
Global Value Equity                                                     --
International Equity                                                    --
International Magnum                                                    --
International Small Cap                                              4,992
Equity Growth                                                           --
Focus Equity                                                            --
Small Company Growth                                                    25
Technology                                                              --
U.S. Real Estate                                                     4,502
Value Equity                                                         1,016
Global Fixed Income II                                                 670

The net assets of certain Portfolios are substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities. Further, at times certain of the Portfolios' investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

The Emerging Markets Debt Portfolio holds a significant portion of its investments in securities which are traded by a small number of market makers who may also be utilized by the Portfolio to provide pricing information used to value such investments. The amounts realized upon disposition of these securities may differ from the value reflected on the Statement of Net Assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, currently no central registration system exists and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a counterparty's failure to complete the transaction.

From time to time, certain Portfolios may have shareholders that hold a significant portion of a Portfolio's outstanding shares. Investment decisions of these shareholders could have a material impact on those Portfolios.

I. SUPPLEMENTAL PROXY INFORMATION: On May 15, 2002, a special joint meeting of the shareholders of the Fixed Income III and the High Yield II Portfolios was held. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:
 1. To approve an Agreement and Plan of Reorganization for the Fixed Income III and High Yield II Portfolios.

                                         VOTES IN               VOTES
                                         FAVOR OF               AGAINST
------------------------------------------------------------------------
Fixed Income III                       13,380,569                 4,058
High Yield II                          10,024,666                    --

MORGAN STANLEY INSTITUTIONAL FUND, INC.

JUNE 30, 2002 (UNAUDITED)


DIRECTOR AND OFFICER INFORMATION

DIRECTORS                                               OFFICERS
Barton M. Biggs                                         Ronald E. Robison
CHAIRMAN OF THE BOARD                                   PRESIDENT AND DIRECTOR
CHAIRMAN, DIRECTOR AND MANAGING DIRECTOR,
MORGAN STANLEY INVESTMENT MANAGEMENT INC.;
CHAIRMAN AND DIRECTOR, MORGAN STANLEY
INVESTMENT MANAGEMENT LIMITED;
MANAGING DIRECTOR, MORGAN STANLEY & CO.                 Stefanie V. Chang
                                                        VICE PRESIDENT
John D. Barrett II
CHAIRMAN AND DIRECTOR,
BARRETT ASSOCIATES, INC.

Thomas P. Gerrity                                       Lorraine Truten
PROFESSOR OF MANAGEMENT,                                VICE PRESIDENT
WHARTON SCHOOL OF BUSINESS, UNIVERSITY OF
PENNSYLVANIA

Gerard E. Jones
OF COUNSEL, SHIPMAN & GOODWIN LLP                       James W. Garrett
                                                        TREASURER
Joseph J. Kearns
INVESTMENT CONSULTANT

Vincent R. McLean
FORMERLY EXECUTIVE VICE PRESIDENT, CHIEF                Mary E. Mullin
FINANCIAL OFFICER AND DIRECTOR, SPERRY CORPORATION      SECRETARY

C. Oscar Morong, Jr.
MANAGING DIRECTOR,
MORONG CAPITAL MANAGEMENT                               Belinda A. Brady
                                                        ASSISTANT TREASURER
William G. Morton, Jr.
CHAIRMAN EMERITUS AND FORMER CHIEF EXECUTIVE
OFFICER, BOSTON STOCK EXCHANGE

Michael Nugent
GENERAL PARTNER,
TRIUMPH CAPITAL, LP                                     CUSTODIAN
                                                        JPMorgan Chase Bank
Fergus Reid                                             3 Chase MetroTech Center
CHAIRMAN AND CHIEF EXECUTIVE OFFICER,                   Brooklyn, New York 11245
LUMELITE PLASTICS CORPORATION

                                                        LEGAL COUNSEL
INVESTMENT ADVISER AND ADMINISTRATOR                    Mayer, Brown, Rowe & Maw
Morgan Stanley Investment Management Inc.               1675 Broadway
1221 Avenue of the Americas                             New York, New York
New York, New York 10020                                10019-5820

                                                        INDEPENDENT AUDITORS
DISTRIBUTOR                                             Ernst & Young LLP
Morgan Stanley & Co. Incorporated                       200 Clarendon Street
1221 Avenue of the Americas                             Boston, Massachusetts
New York, New York 10020                                02116-5072


This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call 1(800) 548-7786.

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